UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02368
Name of Registrant:	Vanguard Fixed Income Securities Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: January 31
Date of reporting period: February 1, 2018—July 31, 2018
Item 1: Reports to Shareholders

Semiannual Report | July 31, 2018

Vanguard Corporate Bond Funds

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisors’ Report.	5
Short-Term Investment-Grade Fund.	12
Intermediate-Term Investment-Grade Fund.	52
Long-Term Investment-Grade Fund.	86
High-Yield Corporate Fund.	115
About Your Fund’s Expenses.	136
Trustees Approve Advisory Arrangements.	138
Glossary.	140

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended July 31, 2018, returns of the funds in this report ranged from –3.36% for Investor Shares of Vanguard Long-Term Investment-Grade Fund to 0.21% for Institutional Shares of Vanguard Short-Term Investment-Grade Fund. Results versus the funds’ benchmarks were mixed; all four funds lagged or nearly matched their peer-group average returns.

• Federal Reserve rate hikes and a solid economic backdrop led bond yields to finish the period higher, resulting in lower prices. Corporate bond spreads widened versus U.S. Treasuries.

• An underweighting of corporate bonds helped relative performance of the Short-Term Fund and Vanguard Intermediate-Term Investment-Grade Fund. Security selection and asset allocation added value to varying degrees across most of the funds. Issuer selection and sector allocations contributed to Vanguard High-Yield Corporate Fund’s lagging its benchmark.

Total Returns: Six Months Ended July 31, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	3.09%	1.28%	-1.14%	0.14%
Admiral™ Shares	3.19	1.33	-1.14	0.19
Institutional Shares	3.22	1.35	-1.14	0.21
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index				0.21
1–5 Year Investment-Grade Debt Funds Average				0.28
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	3.49%	1.52%	-2.19%	-0.67%
Admiral Shares	3.59	1.57	-2.19	-0.62
Bloomberg Barclays U.S. 5–10 Year Credit Bond Index				-1.06
Core Bond Funds Average				-0.62
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Long-Term Investment-Grade Fund
Investor Shares	4.05%	1.99%	-5.35%	-3.36%
Admiral Shares	4.15	2.03	-5.35	-3.32
Bloomberg Barclays U.S. Long Credit A or Better Bond Index				-3.56
Corporate A-Rated Debt Funds Average				-1.03
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Six Months Ended July 31, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard High-Yield Corporate Fund
Investor Shares	5.71%	2.70%	-2.88%	-0.18%
Admiral Shares	5.81	2.75	-2.88	-0.13
High-Yield Corporate Composite Index				0.19
High Yield Funds Average				-0.01

For a benchmark description, see the Glossary.
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.20%	0.10%	0.07%	0.71%
Intermediate-Term Investment-Grade Fund	0.20	0.10	—	0.74
Long-Term Investment-Grade Fund	0.22	0.12	—	0.81
High-Yield Corporate Fund	0.23	0.13	—	1.05

The fund expense ratios shown are from the prospectus dated May 24, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the funds’ annualized expense ratios were: for the Short-Term Investment-Grade Fund, 0.20% for
Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20%
for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for
Admiral Shares; and for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term
Investment-Grade Fund, Core Bond Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the
High-Yield Corporate Fund, High Yield Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
August 16, 2018

Market Barometer
			Total Returns
		Periods Ended July 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.86%	16.19%	12.96%
Russell 2000 Index (Small-caps)	6.75	18.73	11.33
Russell 3000 Index (Broad U.S. market)	1.30	16.39	12.83
FTSE All-World ex US Index (International)	-6.57	6.19	5.97

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.45%	-0.80%	2.25%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	1.18	0.99	3.76
FTSE Three-Month U. S. Treasury Bill Index	0.83	1.41	0.41

CPI
Consumer Price Index	1.67%	2.95%	1.53%

Advisors’ Report

Vanguard Fixed Income Group

For the Short-, Intermediate-, and
Long-Term Investment-Grade Funds

For the six months ended July 31, 2018, Vanguard Short-Term Investment-Grade Fund returned 0.14% and Vanguard Intermediate-Term Investment-Grade Fund returned –0.67%. (All returns and yields cited are for the funds’ Investor Shares.) The Short-Term Fund performed roughly in line with its benchmark, and the Intermediate-Term Fund outperformed its benchmark. Both funds underperformed the average return of their peers.

We also manage about 10% of the assets of Vanguard Long-Term Investment-Grade Fund, which returned –3.36%. That result compared with the –3.56% return of its benchmark index but lagged the average return of its peer group, which includes funds that invest across the maturity spectrum.

The 30-day SEC yield for the Short-Term Fund rose 66 basis points over the period to 3.09%, and that of the Intermediate-Term Fund rose 60 basis points to 3.49%, while the yield of the Long-Term Fund rose 44 basis points to 4.05%. (A basis point is one-hundredth of a percentage point.)

Investment environment

Macroeconomic fundamentals were robust throughout the period. Business confidence held up even in the face of trade uncertainties, and consumer spending was supported by solid expansion in the job market. Unemployment reached a 17-year low, finishing the period at 3.9%. The tax cuts enacted late last year and the March passage of a bill increasing federal spending added to optimism about growth, which accelerated to a little over 3% in annualized, inflation-adjusted terms in the first six months of 2018. Price increases moved toward the Federal Reserve’s inflation target of 2% with some help from a rise in the price of oil.

Yields of U.S. Treasury Securities
	January 31,	July 31,
Maturity	2018	2018
2 years	2.14%	2.67%
3 years	2.29	2.77
5 years	2.52	2.85
10 years	2.71	2.96
30 years	2.94	3.08
Source: Vanguard.

The Fed, acknowledging the economy’s health, moved further down the path toward monetary policy normalization. It continued shrinking the $4.5 trillion balance sheet it had amassed as part of the stimulus it began providing in the wake of the 2007–2009 financial crisis. The Fed also raised the federal funds target rate in March and again in June, to 1.75%–2%, and signaled two more hikes to come in 2018.

The Fed action pushed up shorter-term yields. The yield of the 2-year U.S. Treasury note climbed 53 basis points over the period to 2.67%.

Demand for longer-term Treasury bonds, which can increase as investors seek out safe-haven assets, was supported at times by escalating trade tensions, political uncertainty in Europe, and geopolitical flare-ups. Nonetheless, the outlook for continued growth and rising inflation expectations led yields on these securities to end the period higher as well, but not by as much as their shorter-term counterparts. The yield of the bellwether 10-year Treasury note ended the period up 25 basis points to 2.96%.

Investment-grade corporate bonds fared worse. Corporate fundamentals remained strong, and corporate earnings were robust in the first two quarters of 2018—helped by the tax cuts—but corporate bond valuations were high and technical support weakened. Given the tax changes for corporations, a number of large multinational companies that had been investing overseas money in high-quality corporate bonds withdrew from the market. With the Fed on a tightening path, rising hedging costs for foreign buyers led some to pull back as well.

Another challenge was uncertainty in the longer-term credit outlook. With the Fed continuing to wind down monetary stimulus and raise rates, bond investors seemed to pause during the period to assess the outlook.

Management of the funds

The Short-Term and Intermediate-Term Funds have a structural underweight to lower-quality corporate bonds. This added to relative performance during the period as BBB-rated securities underperformed corporates as a whole. The Intermediate-Term Fund’s structurally short duration compared with its benchmark also helped given the rising-rate environment.

Security selection played out well for both funds in communications, technology, and energy. For the Intermediate-Term Fund, selection was also strong in banking.

Our relatively small allocation to high-quality sovereign emerging-market debt was positive. Early in the period, we were quite defensive on these securities, which allowed us to increase our exposure to them later when their valuations fell to more attractive levels.

For diversification purposes, the Short-Term and Intermediate-Term Funds had exposure to segments of the investment-grade credit market that are not part of their benchmarks. These included an allocation to asset-backed securities (typically made up of pooled auto loans, credit-card debt, and student loans) and commercial mortgage-backed securities (pooled mortgages on commercial properties). We view both segments as having attractive return prospects, particularly on the short end of the yield curve.

Furthermore, high-quality asset-backed securities tend to be liquid when selling and, as a result, are a helpful tool for managing fund positioning. For the six months, asset-backed securities and commercial mortgage-backed securities added to the funds’ relative returns.

The funds also had an allocation to Treasuries for diversification and liquidity purposes. These securities also helped relative returns.

Outlook

In the absence of any external shocks, the U.S. economy is on pace to break above its long-term potential growth rate in 2018, given the recent tax cuts and increased government spending on top of solid fundamentals. That, along with some upward pressure on wages in the tight labor market, may push the U.S. core personal consumption expenditures price index a little above 2% by the end of 2018.

We see this as a cyclical bounce, though, and still expect long-term structural pressures from an aging population, global sourcing of goods and labor, and technological disruptions to result in moderate long-run growth and inflation.

Some upward adjustments to the Fed’s assumptions—the economy growing a little faster, unemployment falling a little lower, and inflation running a little higher—should justify two more rate hikes this year. The Fed has also penciled in more increases in 2019. The unwinding of its balance sheet is likely to keep following the framework and timetable laid out last September by policymakers, given the bond market’s limited reaction so far.

We may continue to see bouts of volatility related to inflation and interest rate expectations as well as concerns about whether we are approaching the end of the current credit cycle. Other potential triggers include the U.S. midterm elections, an intensification of trade disputes, flare-ups in geopolitical tensions, and missteps by central banks. The funds remain positioned to take advantage of any repricing of risk that those concerns may create.

It’s worth restating that investors should look beyond short-term volatility and adhere to their long-term investment strategies. And keep in mind that higher rates, on balance, benefit long-term investors in shorter-term bonds, as losses due to spread widening are modest, and coupon payments and proceeds from maturing bonds can be reinvested at higher rates.

Whatever the markets may bring, our experienced team of portfolio managers, credit analysts, and traders will continue to seek out opportunities to add to the funds’ performance.

John Hollyer, CFA, Principal and
Global Head of Fixed Income Group

Daniel Shaykevich, Principal
and Portfolio Manager

Samuel C. Martinez, CFA,
Portfolio Manager

August 20, 2018

Wellington Management Company llp

For the Long-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund returned –3.36% for Investor Shares and –3.32% for Admiral Shares for the six months ended July 31, 2018. That result was in line with the –3.56% return of its benchmark, the Bloomberg Barclays U.S. Long Credit A or Better Bond Index, but trailed the –1.03% average return of its peers.

The portion of the Long-Term Fund that we manage (the “portfolio”) invests primarily in corporate bonds with 10 to 30 years until maturity. The portfolio’s returns are influenced by the direction of interest rates and by economic conditions that affect the creditworthiness of the corporate bond issuers.

Investment environment

Fixed income markets generated negative returns over the six months. Rising rates hurt credit markets, as did widening credit spreads amid political uncertainty in Europe and escalating tensions between the U.S. and its trading partners. Stronger inflation data and the expected impact of trade tariffs increased inflation expectations, and this dynamic weighed on bond prices.

Investment-grade credit markets under-performed despite generally strong global economic data and positive earnings trends. Credit spreads widened amid concerns over increased leverage from a pickup in mergers and acquisitions, lower demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate bonds, and higher currency hedging costs.

Monetary policy stayed on an incrementally less accommodative path as the Federal Reserve raised rates twice during the period and projected two more hikes later in 2018. The U.S. economy expanded at a 4.1% annualized rate in the second quarter of 2018, the labor market remained strong, and small-business and consumer surveys painted an optimistic economic picture. Low inventory and higher mortgage rates led to mixed U.S. housing market data.

The portfolio’s successes

In aggregate, security selection boosted relative results, most notably in the consumer cyclical, communications, and sovereign sectors. An overweight allocation to taxable municipal bonds also helped.

The portfolio’s shortfalls

Security selection in the electric utility, local agency, and capital goods sectors detracted from relative results. An overweight allocation to banking also hurt.

The outlook

The portfolio is positioned slightly overweight to risk, but with the majority of active risk coming from sector and single-name exposures. We are looking for opportunities to reduce risk over the balance of this year.

The U.S. economy remains on a positive growth trajectory, driven by consumer spending and investment. The labor market is still strong and wages have started to pick up. If fiscal stimulus does result in a growth boost at a time of full employment, the Fed could raise policy rates more aggressively to mitigate future inflation risk. The flat U.S. rate curve appears to be struggling with this push-pull.

Corporate fundamentals are on solid footing, but we expect them to deteriorate through the year as companies pursue debt-funded mergers and acquisitions. The best quarters of revenue growth are most likely behind us for this cycle. On a historical basis, net leverage remains at reasonable levels given elevated cash balances, but we expect companies to spend a lot of this cash now that they have access to it after repatriation rule changes under the new tax law.

Many debt-funded merger and acquisition transactions have pushed the investment-grade ratings limit. Rating agencies have given leeway for companies to add leverage with the promise to later reduce debt, resulting in higher leverage for the overall index. We do not expect this to change, and there is a risk that it will accelerate.

Despite the U.S. market’s relative yield advantage, demand from overseas investors has declined as a result of higher hedging costs. Recent episodic spikes in volatility (perhaps related to tightening monetary policy) and the “end of the cycle” signal that many market participants are gleaning from a flat yield curve has led dealers and total-return asset managers to behave more defensively and scale back on their use of balance sheet leverage. Market liquidity can change quickly, and we would expect it to deteriorate further if volatility increased for a sustained period. New-issue supply has exceeded expectations, particularly at the long end of the curve.

The portfolio remains positioned with a modestly pro-cyclical posture. We maintain an overweight allocation to banks, as their balance sheets are less risky in light of improved capital ratios and regulation. The team maintains an overweight exposure to taxable municipal bonds, as valuations appear attractive given low historical default rates. The portfolio currently has underweight positions in retailers, health care, pharmaceuticals, and energy issuers.

Scott I. St. John, CFA
Senior Managing Director
and Fixed Income Portfolio Manager

August 20, 2018

Wellington Management Company llp

For the High-Yield Corporate Fund

For the six months ended July 31, 2018, the High-Yield Corporate Fund returned –0.18% for Investor Shares and –0.13% for Admiral Shares. Those results lagged the 0.19% return of its custom benchmark index and the average –0.01% return of its peer group.

Investment environment

High-yield markets were hurt by both increasing interest rates and widening credit spreads amid political uncertainty in Europe and escalating tensions between the U.S. and its trading partners. Monetary policy stayed on an incrementally less accommodative path as the Federal Reserve raised interest rates twice during the period and projected two more hikes later this year. The 10-year Treasury yield increased from 2.71% at the end of January to 2.96% at the end of July as stronger inflation data and the expected impact of trade tariffs increased inflation expectations. This dynamic weighed on bond prices, as bond yields and prices generally move in opposite directions.

Corporate credit spreads widened, further pressuring bond prices, as concerns about the impact of protectionist U.S. trade policy on global growth offset generally solid corporate earnings.

The spread of the high-yield market widened to 336 basis points over Treasuries as of July 31, 2018, from 319 basis points six months earlier. The average price of high-yield bonds fell by $2, to $99, over the period.

There was some dispersion in performance by credit quality. The high-yield market continued to favor relatively lower-credit-quality bonds amid the insatiable search for yield. CCC-rated bonds performed best, returning 2.44%, according to Bloomberg Barclays High Yield Index data, while higher-rated BB bonds returned –0.70%. B-rated bonds fell in between, returning 1.13%.

We remain positive on high yield given stable corporate fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. We expect U.S. GDP to expand in 2018, driven by consumer spending and corporate investment, and we believe that most high-yield companies can sustain solid credit profiles in that environment.

Although global political risks remain, valuations appear reasonable relative to our outlook, in particular given our expectation for a benign default rate over 2018. Moody’s trailing 12-month global issuer-weighted speculative-grade default rate ended July at 2.8%, below the 4.2% average over the last 20 years. Although bouts of volatility may persist, we continue to take a long-term, issuer-specific approach to finding opportunities in this market.

Prevailing global political uncertainty and escalating trade tensions may contribute to such bouts of volatility. However, most of the high-yield companies within our opportunity set operate in domestically focused industries. Because we remain positive on U.S. conditions, we continue to favor issuers that are expected to benefit from a growing domestic economy. The new tax law provides fiscal stimulus at a time of full employment, and that could further spur GDP growth.

We have begun to see the law’s benefits in corporate earnings results, and we expect this to provide a bigger boost over the second half of the year. The tax law will affect companies differently depending on their current tax rate, leverage profile, and other factors, so we expect there will be winners and losers among individual high-yield issuers, and we will maintain an issuer-specific approach to investing in the high-yield market. Longer-term, we believe the tax bill could have an overall net effect of reducing corporate debt issuance—a reduction that could provide support to bond prices going forward.

The fund’s successes

The fund benefited from an overweight allocation to and positive credit selection in the energy sector, as well as from credit selection among retailers and pharmaceuticals.

The fund’s shortfalls

An overweight allocation to and security selection in the cable & satellite sector weighed on relative results, as did the fund’s positioning in the wirelines sector.

The fund’s positioning

The fund remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these companies have more stable credit profiles and greater predictability of cash flows than those at the lower end of the quality spectrum. We prefer higher-quality credits in an effort to minimize defaults and to provide stable income. We continue to diversify the fund’s holdings by issuer and industry. We also continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, because of their potential for volatility.

Michael L. Hong, CFA, Managing Director
and Fixed Income Portfolio Manager

August 20, 2018

Short-Term Investment-Grade Fund

Fund Profile
As of July 31, 2018

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield	3.09%	3.19%	3.22%

Financial Attributes

		Bloomberg	Bloomberg
		Barclays	Barclays
		1–5 Year	US
		Credit	Aggregate
	Fund	Index	Bond Index

Number of Bonds	1,863	2,507	10,012

Yield to Maturity
(before expenses)	3.4%	3.3%	3.4%

Average Coupon	2.6%	3.1%	3.1%

Average Duration	2.6 years	2.7 years	6.0 years

Average Effective
Maturity	3.5 years	2.9 years	8.4 years

Short-Term
Reserves	4.4%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	12.4%
Commercial Mortgage-Backed	10.0
Finance	28.3
Foreign	9.2
Government Mortgage-Backed	0.7
Industrial	23.4
Treasury/Agency	11.4
Utilities	4.3
Other	0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg	Bloomberg
	Barclays	Barclays US
	1–5 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.96	0.80
Beta	0.90	0.41
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	14.0%
1 - 3 Years	44.0
3 - 5 Years	25.1
5 - 7 Years	10.1
7 - 10 Years	4.6
10 - 20 Years	0.9
20 - 30 Years	0.3
Over 30 Years	1.0

Distribution by Credit Quality (% of portfolio)
U.S. Government	10.8%
Aaa	20.7
Aa	14.6
A	29.8
Baa	19.5
Ba	1.7
B	0.3
Not Rated	2.6

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

1 The expense ratios shown are from the prospectus dated May 24, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for
Institutional Shares.

Short-Term Investment-Grade Fund

Investment Focus

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2008, Through July 31, 2018
				Bloomberg
				Barclays
				1–5 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	4.48%	-8.83%	-4.35%	-1.17%
2010	4.37	9.07	13.44	12.92
2011	3.39	0.99	4.38	4.78
2012	2.75	-0.29	2.46	3.93
2013	2.21	1.27	3.48	3.98
2014	1.82	-0.36	1.46	1.78
2015	1.88	0.15	2.03	2.36
2016	1.96	-1.19	0.77	0.62
2017	1.95	0.57	2.52	2.42
2018	2.02	-0.73	1.29	1.50
2019	1.28	-1.14	0.14	0.21
Note: For 2019, performance data reflect the six months ended July 31, 2018.

Average Annual Total Returns: Periods Ended June 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	0.12%	1.73%	2.60%	0.11%	2.71%
Admiral Shares	2/12/2001	0.22	1.83	2.70	0.11	2.81
Institutional Shares	9/30/1997	0.25	1.86	2.74	0.11	2.85

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U. S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury Note/Bond	2.375%	4/15/21	1,300,000	1,287,000	2.1%
2	United States Treasury Note/Bond	1.125%	2/28/21	748,000	717,960	1.2%
	United States Treasury Note/Bond	2.125%	8/15/21	530,000	519,898	0.9%
2	United States Treasury Note/Bond	2.250%	2/15/21	500,000	493,905	0.8%
	United States Treasury Note/Bond	1.125%	9/30/21	517,000	491,150	0.8%
	United States Treasury Note/Bond	2.000%	10/31/21	495,000	482,932	0.8%
	United States Treasury Note/Bond	1.375%	5/31/21	480,000	461,851	0.8%
	United States Treasury Note/Bond	1.875%	1/31/22	466,000	451,657	0.7%
2	United States Treasury Note/Bond	2.000%	8/31/21	407,000	397,651	0.7%
2	United States Treasury Note/Bond	2.750%	5/31/23	300,000	298,782	0.5%
2	United States Treasury Note/Bond	2.250%	3/31/21	219,000	216,127	0.3%
3	United States Treasury
	Note/Bond	0.875%–2.500%	1/31/19–3/31/23	298,440	292,021	0.5%
					6,110,934	10.1%

Nonconventional Mortgage-Backed Securities †					403,842	0.7%
Total U.S. Government and Agency Obligations (Cost $6,535,618)					6,514,776	10.8%
Asset-Backed/Commercial Mortgage-Backed Securities
4	AmeriCredit Automobile
	Receivables Trust 2014-1	2.150%	3/9/20	424	423	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2014-2	2.180%	6/8/20	3,143	3,141	0.0%
4	AmeriCredit Automobile
	Receivables Trust
	2015-3	2.080%–3.340%	9/8/20–8/8/21	14,768	14,775	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	AmeriCredit Automobile
	Receivables Trust
	2016-1	1.810%–3.590%	10/8/20–2/8/22	11,652	11,672	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2016-2	3.650%	5/9/22	9,390	9,438	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2016-3	2.710%	9/8/22	10,170	9,987	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2016-4	2.410%	7/8/22	25,630	25,202	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2017-3	1.690%	12/18/20	47,602	47,439	0.1%
4	Banc of America
	Commercial Mortgage
	Trust 2015-UBS7	3.429%–4.362%	9/15/48	16,700	16,689	0.0%
4	Banc of America
	Commercial Mortgage
	Trust 2017-BNK3	3.574%	2/15/50	4,760	4,686	0.0%
4	Banc of America Funding
	2006-H Trust	3.864%	9/20/46	10,514	9,974	0.0%
4	Bank of America Mortgage
	2002-J Trust	4.259%	9/25/32	17	17	0.0%
[4,5]	Chrysler Capital Auto
	Receivables Trust 2014-BA	3.440%	8/16/21	700	701	0.0%
[4,5]	Chrysler Capital Auto
	Receivables Trust
	2015-BA	2.260%–4.170%	10/15/20–1/16/23	46,064	46,214	0.1%
[4,5]	Chrysler Capital Auto
	Receivables Trust
	2016-AA	2.880%–4.220%	6/15/22–2/15/23	31,070	31,360	0.1%
[4,5]	Chrysler Capital Auto
	Receivables Trust
	2016-BA	1.640%–1.870%	7/15/21–2/15/22	15,433	15,273	0.0%
4	Citibank Credit Card
	Issuance Trust 2018-A1	2.490%	1/20/23	107,425	105,993	0.2%
4	Citigroup Mortgage Loan
	Trust 2007-AR8	4.096%	7/25/37	681	666	0.0%
4	COMM 2012-CCRE2
	Mortgage Trust	3.147%–3.791%	8/15/45	7,025	6,982	0.0%
[4,5]	COMM 2012-CCRE3
	Mortgage Trust	2.822%–3.416%	10/15/45	35,512	34,825	0.1%
4	COMM 2012-CCRE4
	Mortgage Trust	2.853%–3.251%	10/15/45	12,961	12,609	0.0%
4	COMM 2012-CCRE5
	Mortgage Trust	2.771%	12/10/45	2,640	2,573	0.0%
4	COMM 2013-CCRE10
	Mortgage Trust	2.972%–3.795%	8/10/46	16,560	16,616	0.0%
4	COMM 2013-CCRE11
	Mortgage Trust	3.983%–4.258%	8/10/50	57,295	59,063	0.1%
4	COMM 2013-CCRE12
	Mortgage Trust	3.623%–4.046%	10/10/46	64,091	65,283	0.1%
4	COMM 2013-CCRE13
	Mortgage Trust	4.194%–4.738%	11/10/46	39,717	40,824	0.1%

16

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
[4,5]	COMM 2013-CCRE6
	Mortgage Trust	3.147%–3.397%	3/10/46	19,740	19,145	0.0%
4	COMM 2013-CCRE8
	Mortgage Trust	3.334%–3.612%	6/10/46	43,309	43,572	0.1%
[4,5]	COMM 2013-CCRE9
	Mortgage Trust	4.239%–4.263%	7/10/45	36,609	37,281	0.1%
[4,5]	COMM 2013-LC13
	Mortgage Trust	3.009%–4.557%	8/10/46	47,337	48,462	0.1%
4	COMM 2013-LC6
	Mortgage Trust	2.941%	1/10/46	4,100	4,019	0.0%
[4,5]	COMM 2013-SFS
	Mortgage Trust	2.987%	4/12/35	5,490	5,342	0.0%
[4,5]	COMM 2014-277P
	Mortgage Trust	3.611%	8/10/49	33,245	33,192	0.1%
4	COMM 2014-CCRE14
	Mortgage Trust	3.955%–4.236%	2/10/47	19,605	20,248	0.0%
4	COMM 2014-CCRE15
	Mortgage Trust	2.928%–4.426%	2/10/47	47,569	48,403	0.1%
4	COMM 2014-CCRE17
	Mortgage Trust	3.700%–4.738%	5/10/47	86,756	88,092	0.2%
4	COMM 2014-CCRE18
	Mortgage Trust	3.550%–3.828%	7/15/47	38,124	38,488	0.1%
4	COMM 2014-CCRE20
	Mortgage Trust	3.326%–3.590%	11/10/47	38,105	38,028	0.1%
4	COMM 2014-CCRE21
	Mortgage Trust	3.528%	12/10/47	36,723	36,543	0.1%
4	COMM 2014-LC17
	Mortgage Trust	3.917%	10/10/47	11,570	11,772	0.0%
4	COMM 2015-CCRE22
	Mortgage Trust	3.309%	3/10/48	36,015	35,334	0.1%
4	COMM 2015-CCRE24
	Mortgage Trust	3.696%	8/10/48	11,345	11,356	0.0%
4	COMM 2015-CCRE25
	Mortgage Trust	3.759%	8/10/48	38,840	39,003	0.1%
4	COMM 2015-CCRE26
	Mortgage Trust	3.630%	10/10/48	22,007	21,871	0.0%
4	COMM 2015-CCRE27
	Mortgage Trust	3.612%–4.472%	10/10/48	20,092	19,903	0.0%
4	COMM 2015-LC19
	Mortgage Trust	3.183%	2/10/48	9,930	9,691	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-AA	3.060%–4.120%	5/17/21–7/15/22	7,497	7,549	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-BA	2.760%–3.840%	7/15/21	11,106	11,164	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-CA	3.010%–4.200%	5/17/21–9/15/21	17,390	17,516	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-DA	3.380%–4.590%	11/15/21–1/17/23	33,844	34,216	0.1%
[4,5]	Drive Auto Receivables
	Trust 2016-AA	3.910%	5/17/21	4,315	4,332	0.0%
[4,5]	Drive Auto Receivables
	Trust 2016-BA	4.530%	8/15/23	22,190	22,542	0.0%

17

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
[4,5]	Drive Auto Receivables
	Trust 2016-C	2.370%–4.180%	11/16/20–3/15/24	28,954	29,208	0.1%
4	Drive Auto Receivables
	Trust 2017-1	3.840%	3/15/23	2,400	2,415	0.0%
4	Drive Auto Receivables
	Trust 2017-3	2.300%–2.800%	5/17/21–7/15/22	46,220	46,077	0.1%
4	Drive Auto Receivables
	Trust 2018-2	3.220%–4.140%	4/15/22–8/15/24	68,550	68,591	0.1%
4	Drive Auto Receivables
	Trust 2018-3	3.370%–4.300%	9/15/22–9/16/24	77,380	77,388	0.1%
[4,5,6] GMF Floorplan Owner
	Revolving Trust 2016-1	2.410%–2.923%	5/17/21	42,185	42,113	0.1%
[4,5,6] GMF Floorplan Owner
	Revolving Trust 2017-1	2.643%	1/18/22	330	331	0.0%
[4,5]	GMF Floorplan Owner
	Revolving Trust 2017-2	2.130%–2.630%	7/15/22	81,380	79,662	0.1%
[4,5]	GMF Floorplan Owner
	Revolving Trust 2018-2	3.130%	3/15/23	53,560	53,397	0.1%
[4,5]	GS Mortgage Securities
	Corporation II 2012-BWTR	2.954%	11/5/34	36,047	34,895	0.1%
4	GS Mortgage Securities
	Corporation II 2015-GC30	3.382%	5/10/50	12,225	12,025	0.0%
[4,5]	GS Mortgage Securities
	Corporation Trust
	2012-ALOHA	3.551%	4/10/34	32,716	32,852	0.1%
[4,5]	GS Mortgage Securities
	Trust 2010-C2	5.182%	12/10/43	3,530	3,636	0.0%
[4,5]	GS Mortgage Securities
	Trust 2011-GC3	5.638%	3/10/44	2,280	2,366	0.0%
[4,5]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,000	1,037	0.0%
4	GS Mortgage Securities
	Trust 2012-GCJ7	5.668%	5/10/45	7,150	7,362	0.0%
[4,5]	GS Mortgage Securities
	Trust 2013-GC13	4.048%–4.081%	7/10/46	28,584	29,121	0.1%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	21,310	21,013	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–4.243%	8/10/46	80,544	82,592	0.1%
4	GS Mortgage Securities
	Trust 2014-GC20	3.998%–4.258%	4/10/47	42,753	43,631	0.1%
4	GS Mortgage Securities
	Trust 2014-GC24	3.931%–4.529%	9/10/47	86,227	86,886	0.1%
4	GS Mortgage Securities
	Trust 2014-GC26	3.364%–3.629%	11/10/47	66,660	66,254	0.1%
4	GS Mortgage Securities
	Trust 2015-GC28	3.136%–3.396%	2/10/48	79,805	78,004	0.1%
4	GS Mortgage Securities
	Trust 2015-GC32	3.764%	7/10/48	4,636	4,668	0.0%
4	GS Mortgage Securities
	Trust 2015-GC34	3.506%–4.653%	10/10/48	38,812	38,455	0.1%
4	GS Mortgage Securities
	Trust 2016-GS3	2.850%	10/10/49	9,660	9,063	0.0%

18

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	GS Mortgage Securities
	Trust 2018-GS10	4.155%	7/10/51	36,220	37,094	0.1%
4	GS Mortgage Securities
	Trust 2018-GS9	3.992%	3/10/51	4,990	5,048	0.0%
[4,5,7] Holmes Master Issuer plc
	2018-1	2.699%	10/15/54	33,040	33,009	0.1%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2009-IWST	5.633%	12/5/27	6,185	6,405	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	1,288	1,319	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2010-C2	4.070%–5.640%	11/15/43	16,526	16,765	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	27,159	27,988	0.1%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2011-C5	5.405%	8/15/46	4,100	4,292	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2011-RR1	4.717%	3/16/46	2,778	2,842	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	15,645	15,679	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-C8	2.829%–3.424%	10/15/45	16,592	16,253	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	27,000	27,476	0.1%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,715	5,657	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	40,130	39,162	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2013-C13	3.994%–4.004%	1/15/46	24,500	24,680	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2013-C16	3.674%–5.010%	12/15/46	72,360	74,526	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	28,354	27,728	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2014-C20	3.461%	7/15/47	31,250	31,393	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2016-JP3	2.870%	8/15/49	1,330	1,249	0.0%

19

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
4 JP Morgan Chase Commercial
Mortgage Securities
Trust 2016-JP4	3.648%	12/15/49	14,370	14,156	0.0%
4 JP Morgan Chase Commercial
Mortgage Securities
Trust 2017-JP6	3.490%	7/15/50	12,517	12,238	0.0%
4 JPMCC Commercial Mortgage
Securities Trust 2017-JP5	3.723%	3/15/50	33,410	33,081	0.1%
4 JPMCC Commercial Mortgage
Securities Trust 2017-JP7	3.454%	9/15/50	10,675	10,401	0.0%
4 Merrill Lynch Mortgage
Investors Trust MLMI
Series 2003-A2	4.001%	2/25/33	956	958	0.0%
4 Merrill Lynch Mortgage
Investors Trust MLMI
Series 2003-A4	4.388%	7/25/33	491	502	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2012-C5	3.176%–3.792%	8/15/45	23,548	23,303	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2012-C6	2.858%	11/15/45	5,796	5,675	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2013-C10	4.083%	7/15/46	31,865	32,393	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2013-C11	3.085%–4.158%	8/15/46	36,414	37,234	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2013-C12	3.824%–4.259%	10/15/46	11,910	12,141	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2013-C13	4.039%	11/15/46	8,300	8,496	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2013-C7	2.918%–3.214%	2/15/46	9,340	9,132	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2013-C9	3.102%	5/15/46	27,425	26,888	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2014-C14	4.064%–4.384%	2/15/47	34,100	35,045	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2014-C15	3.773%–4.891%	4/15/47	67,415	68,421	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2014-C16	3.892%–4.754%	6/15/47	83,605	84,443	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2014-C17	3.741%–4.011%	8/15/47	39,638	39,762	0.1%

20

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2014-C18	3.923%	10/15/47	13,400	13,572	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2014-C19	3.326%–3.526%	12/15/47	40,570	40,301	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C20	3.069%–3.249%	2/15/48	59,741	58,625	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C23	3.451%–3.719%	7/15/50	16,058	16,001	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C24	3.479%–3.732%	5/15/48	48,384	48,181	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C25	3.635%	10/15/48	7,814	7,778	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2016-C29	4.751%	5/15/49	2,210	2,213	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2016-C32	3.720%	12/15/49	28,827	28,643	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2017-C34	3.536%	11/15/52	19,660	19,192	0.0%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.244%–3.773%	3/15/45	18,552	18,448	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	17,287	17,037	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2014-150E	3.912%	9/9/32	27,955	28,212	0.1%
[4,5]	Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	24,440	24,442	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2015-420	3.727%	10/12/50	28,871	28,576	0.1%
4	Morgan Stanley Capital I
	Trust 2015-UBS8	3.809%–4.589%	12/15/48	51,474	51,264	0.1%
4	Morgan Stanley Capital I
	Trust 2016-UB11	2.782%	8/15/49	7,437	6,936	0.0%
4	Morgan Stanley Capital I
	Trust 2016-UBS9	3.594%	3/15/49	11,485	11,354	0.0%
4	Morgan Stanley Capital I
	Trust 2017-HR2	3.509%–3.587%	12/15/50	12,185	11,999	0.0%
[4,5]	MSBAM Commercial
	Mortgage Securities
	Trust 2012-CKSV	3.277%	10/15/30	37,985	36,616	0.1%
4	Santander Drive Auto
	Receivables Trust 2015-3	3.490%	5/17/21	14,985	15,075	0.0%
4	Santander Drive Auto
	Receivables Trust 2016-1	2.470%	12/15/20	8,840	8,838	0.0%

21

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
4 Santander Drive Auto
Receivables Trust
2016-2	2.080%–3.390%	2/16/21–4/15/22	13,645	13,614	0.0%
4 Santander Drive Auto
Receivables Trust 2016-3	2.460%	3/15/22	33,200	32,891	0.1%
4 Santander Drive Auto
Receivables Trust
2017-3	1.870%–2.760%	6/15/21–12/15/22	17,310	17,176	0.0%
4 Santander Drive Auto
Receivables Trust
2018-1	2.100%–3.320%	11/16/20–3/15/24	167,111	165,553	0.3%
4 Santander Drive Auto
Receivables Trust
2018-3	3.290%–4.070%	10/17/22–8/15/24	65,600	65,546	0.1%
4 Wells Fargo Commercial
Mortgage Trust
2012-LC5	2.918%–3.539%	10/15/45	31,402	30,830	0.1%
4 Wells Fargo Commercial
Mortgage Trust
2013-LC12	3.928%–4.288%	7/15/46	48,243	49,559	0.1%
4 Wells Fargo Commercial
Mortgage Trust
2014-LC16	3.817%–4.458%	8/15/50	69,280	69,832	0.1%
4 Wells Fargo Commercial
Mortgage Trust 2014-LC18	3.405%	12/15/47	3,285	3,237	0.0%
4 Wells Fargo Commercial
Mortgage Trust 2015-C26	3.166%	2/15/48	26,570	25,797	0.0%
4 Wells Fargo Commercial
Mortgage Trust
2015-C27	3.190%–3.451%	2/15/48	85,975	84,393	0.1%
4 Wells Fargo Commercial
Mortgage Trust
2015-C29	3.637%–4.225%	6/15/48	66,613	66,169	0.1%
4 Wells Fargo Commercial
Mortgage Trust
2015-C30	3.411%–4.497%	9/15/58	71,536	71,190	0.1%
4 Wells Fargo Commercial
Mortgage Trust
2015-LC22	3.839%–4.542%	9/15/58	41,706	41,716	0.1%
4 Wells Fargo Commercial
Mortgage Trust 2015-SG1	3.789%	9/15/48	33,065	33,226	0.1%
4 Wells Fargo Commercial
Mortgage Trust 2016-C32	3.560%	1/15/59	21,780	21,568	0.0%
4 Wells Fargo Commercial
Mortgage Trust
2016-C37	3.525%–3.794%	12/15/49	21,090	20,920	0.0%
4 Wells Fargo Commercial
Mortgage Trust 2017-C38	3.453%	7/15/50	15,680	15,254	0.0%
4 Wells Fargo Commercial
Mortgage Trust
2017-C39	3.157%–3.418%	9/15/50	71,030	68,834	0.1%
4 Wells Fargo Commercial
Mortgage Trust 2017-C40	3.581%	10/15/50	45,250	44,432	0.1%

22

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	Wells Fargo Commercial
	Mortgage Trust 2017-C41	3.472%	11/15/50	39,807	38,706	0.1%
4	Wells Fargo Commercial
	Mortgage Trust 2017-C42	3.589%	12/15/50	17,855	17,505	0.0%
4	Wells Fargo Commercial
	Mortgage Trust 2017-RC1	3.631%	1/15/60	6,900	6,796	0.0%
4	Wells Fargo Commercial
	Mortgage Trust
	2018-C43	4.012%–4.514%	3/15/51	60,983	61,358	0.1%
4,6	Wells Fargo Dealer
	Floorplan Master Note
	Trust Series 2015-2	2.736%	1/20/22	17,030	17,118	0.0%
5,8	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				8,749,798	14.5%
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $13,631,940)					13,431,686	22.3%
Corporate Bonds
Finance
	Banking
	American Express Co.	2.200%	10/30/20	158,870	155,354	0.3%
5	Banco Santander Chile	2.500%	12/15/20	82,940	80,565	0.1%
4	Bank of America Corp.	2.369%	7/21/21	170,765	167,855	0.3%
4	Bank of America Corp.	2.151%–3.875%	10/19/20–8/1/25	511,333	500,836	0.8%
	Bank of Nova Scotia	2.228%	12/11/19	249,005	246,251	0.4%
5	Banque Federative du
	Credit Mutuel SA	3.750%	7/20/23	166,800	165,918	0.3%
	Citibank NA	2.850%	2/12/21	262,150	258,441	0.4%
	Citibank NA	2.125%	10/20/20	216,530	211,138	0.4%
	Citibank NA	2.100%	6/12/20	64,165	62,776	0.1%
4	Citigroup Inc.	2.450%–4.044%	4/8/19– 6/1/24	243,126	239,804	0.4%
	Goldman Sachs
	Group Inc.	2.600%	12/27/20	237,295	233,710	0.4%
[4,9,10] Goldman Sachs
	Group Inc.	2.300%–5.750%	1/31/19–9/29/25	992,486	971,697	1.6%
4	HSBC Holdings plc	3.262%	3/13/23	170,990	168,152	0.3%
4,11	HSBC Holdings plc	2.175%– 6.000%	5/25/21–11/22/65	416,037	435,192	0.7%
	HSBC USA Inc.	2.375%–2.750%	11/13/19–8/7/20	119,740	118,693	0.2%
4	JPMorgan Chase
	& Co.	2.250%–4.250%	1/23/20–4/23/29	850,416	835,891	1.4%
	Mitsubishi UFJ
	Financial Group Inc.	2.665%–3.777%	3/1/21–3/2/25	398,113	392,298	0.7%
5	Mitsubishi UFJ Trust
	& Banking Corp.	2.450%–2.650%	10/16/19–10/19/20	71,015	70,241	0.1%
	Mizuho Bank Ltd.	2.340%	12/4/19	185,675	183,417	0.3%
	Morgan Stanley	2.625%	11/17/21	172,919	168,096	0.3%
7	Morgan Stanley	2.450%–5.625%	2/1/19–5/8/24	370,743	365,516	0.6%
	MUFG Americas
	Holdings Corp.	2.250%	2/10/20	29,300	28,907	0.0%
5	MUFG Bank Ltd.	2.300%–2.750%	3/10/19–9/14/20	177,043	174,170	0.3%
	MUFG Union Bank NA	2.250%	5/6/19	24,420	24,312	0.0%
	Royal Bank of Canada	2.150%	10/26/20	201,763	197,340	0.3%
	Santander Holdings
	USA Inc.	3.400%–3.700%	3/28/22–1/18/23	113,560	111,522	0.2%

23

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	Santander UK plc	2.000%–2.500%	8/24/18–9/10/19	96,810	96,235	0.2%
	Toronto-Dominion Bank	3.250%	6/11/21	205,925	205,814	0.3%
	Toronto-Dominion Bank	1.900%	10/24/19	182,690	180,512	0.3%
5	UBS AG	2.450%	12/1/20	167,065	163,191	0.3%
[9,10] Wells Fargo & Co.	2.100%–3.285%		7/22/20–7/22/22	155,480	145,249	0.2%
	Wells Fargo Bank NA	2.400%	1/15/20	303,485	300,411	0.5%
4	Wells Fargo Bank NA	3.325%	7/23/21	246,740	246,819	0.4%
[5,8]	Banking—Other †				5,744,626	9.5%
8	Brokerage †				106,739	0.2%
	Finance Companies
	GE Capital International
	Funding Co. Unlimited Co.	2.342%	11/15/20	240,208	235,156	0.4%
	GE Capital International
	Funding Co. Unlimited Co.	4.418%	11/15/35	38,095	37,039	0.1%
5	Finance Companies—Other †				14,025	0.0%
	Insurance
5	Principal Life Global Funding II	2.204%	12/11/19	216,925	214,055	0.3%
5	Insurance—Other †				1,150,803	1.9%
5	Real Estate Investment Trusts †				648,922	1.1%
					16,057,688	26.6%
Industrial
5	Basic Industry †				441,253	0.7%
	Capital Goods
4	General Electric Co.	5.000%	12/31/49	435,969	428,339	0.7%
12	General Electric Co.	2.125%– 6.000%	8/7/19–3/11/44	390,808	401,430	0.7%
5	General Electric Co. /
	LJ VP Holdings LLC	3.800%	6/18/19	15,205	15,301	0.0%
5	Capital Goods—Other †				673,757	1.1%
	Communication
	Verizon Communications Inc.	3.125%	3/16/22	154,084	152,297	0.2%
5	Communication—Other †				1,133,728	1.9%
	Consumer Cyclical
	General Motors Co.	3.500%–4.875%	10/2/18–10/2/23	56,419	56,958	0.1%
	General Motors Financial
	Co. Inc.	2.400%–4.375%	1/15/19–4/9/25	320,226	316,884	0.5%
5	Consumer Cyclical—Other †				1,326,890	2.2%
	Consumer Noncyclical
	Anheuser-Busch InBev
	Finance Inc.	2.650%	2/1/21	347,656	342,945	0.6%
	Campbell Soup Co.	3.650%	3/15/23	156,650	153,332	0.3%
	CVS Health Corp.	3.700%	3/9/23	272,905	270,643	0.4%
	CVS Health Corp.	3.350%	3/9/21	161,200	160,961	0.3%
5	Consumer Noncyclical—Other †				1,817,840	3.0%
	Energy
	Baker Hughes a GE Co. LLC /
	Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	158,124	153,352	0.3%
	BP Capital Markets plc	4.500%	10/1/20	147,790	151,837	0.2%
	BP Capital Markets plc	1.676%–4.750%	9/26/18–11/28/23	481,121	480,473	0.8%
5	Energy—Other †				2,024,654	3.4%
5	Other Industrial †				344,942	0.6%
5	Technology †				1,915,279	3.2%
5	Transportation †				735,138	1.2%
					13,498,233	22.4%

24

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
Utilities
	Electric
[5,7]	Dominion Energy Inc.	2.700%	12/1/20	195,160	195,016	0.3%
7	Florida Power & Light Co.	2.643%	11/6/20	162,660	162,696	0.3%
5	Electric—Other †				1,921,295	3.2%
5	Natural Gas †				189,643	0.3%
	Other Utility †				20,011	0.0%
					2,488,661	4.1%
Total Corporate Bonds (Cost $32,591,114)					32,044,582	53.1%
Sovereign Bonds
[5,12] Kingdom of Spain		2.700%	10/31/48	143,043	174,755	0.3%
	Petroleos Mexicanos	8.000%	5/3/19	198,437	204,872	0.3%
	Petroleos Mexicanos	5.500%	1/21/21	186,634	191,791	0.3%
	Petroleos Mexicanos	6.000%– 6.875%	3/5/20–3/13/27	60,490	63,020	0.1%
	Republic of Colombia	7.375%	3/18/19	244,945	251,899	0.4%
	Republic of Lithuania	7.375%	2/11/20	144,433	153,810	0.3%
	Republic of Turkey	7.000%	6/5/20	163,783	166,444	0.3%
13	United Mexican States	8.000%	12/7/23	5,170,001	280,449	0.5%
13	United Mexican States	10.000%	12/5/24	326,000	19,441	0.0%
5	Sovereign Bonds—Other †				3,839,995	6.4%
Total Sovereign Bonds (Cost $5,404,285)					5,346,476	8.9%
Taxable Municipal Bonds (Cost $74,664) †					74,644	0.1%
Tax-Exempt Municipal Bonds (Cost $10,000) †					10,000	0.0%
[8]Convertible Preferred Stocks (Cost $28,923) †					—	0.0%

				Shares
Temporary Cash Investments
Money Market Fund
14	Vanguard Market Liquidity Fund	2.145%		12,376,473	1,237,647	2.1%

				Face
				Amount
				($000)
Certificates of Deposit
	Cooperatieve Rabobank UA	1.980%	10/25/19	248,845	245,759	0.4%

Commercial Paper
15	KFW	2.103%	1/17/19	243,830	241,084	0.4%
15	KFW	2.098%	1/18/19	97,545	96,441	0.2%
15	KFW	2.103%	1/22/19	292,550	289,159	0.5%
15	JP Morgan Securities LLC	2.344%	1/28/19	216,030	213,297	0.3%
[5,15] Commercial Paper—Other †					326,739	0.5%
					1,166,720	1.9%
Total Temporary Cash Investments (Cost $2,654,929)					2,650,126	4.4%

25

Short-Term Investment-Grade Fund

				Notional
				Amount on
				Underlying	Market	Percentage
		Expiration	Exercise	Swap	Value •	of Net
Counterparty		Date	Rate	($000)	($000)	Assets
Options Purchased
Credit Default Swaptions Purchased
Put Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	JPMC	8/15/18	65.00%	322,345	58	0.0%
Put Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	DBAG	8/15/18	70.00%	189,900	11	0.0%
Total Credit Default Swaptions Purchased (Cost $407)					69	0.0%
Total Investments (Cost $60,931,880)					60,072,359	99.6%

				Notional
Expiration			Exercise	Amount
	Date	Contracts	Price	($000)
Liability for Options Written
Written Options on Futures
Call Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/10/18	522	USD 119.25	62,249	(204)	0.0%
Call Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/24/18	525	USD 120.00	63,000	(98)	0.0%
Call Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/27/18	1,566	USD 119.50	187,137	(587)	0.0%
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/10/18	522	USD 119.25	62,249	(114)	0.0%
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/24/18	525	USD 120.00	63,000	(402)	0.0%
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/24/18	1,044	USD 119.00	124,236	(245)	0.0%
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/27/18	522	USD 119.50	62,379	(237)	0.0%
Total Written Option on Futures (Premiums Received $2,164)					(1,887)	0.0%

26

Short-Term Investment-Grade Fund

				Notional
				Amount on
				Underlying	Market	Percentage
		Expiration	Exercise	Swap	Value •	of Net
	Counterparty	Date	Rate	($000)	($000)	Assets
Written Swaptions on Credit Default Index
Call Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	DBAG	8/15/18	65.00%	189,900	(570)	0.0%
Call Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	GSI	8/15/18	67.50%	129,300	(524)	0.0%
Put Swaptions on
CDX-NA-HY-S30-V1
5-Year Index	DBAG	8/15/18	65.00%	189,900	(34)	0.0%
Put Swaptions on
CDX-NA-HY-S30-V1
5-Year Index	GSI	8/15/18	72.50%	129,300	(3)	0.0%
Put Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	JPMC	9/19/18	75.00%	322,345	(105)	0.0%
Total Written Swaptions on Credit Default Index (Premiums Received $1,191)					(1,236)	0.0%
Total Liability for Options Written (Premiums Received $3,355)					(3,123)	0.0%

Short-Term Investment-Grade Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Other Liabilities
Other Assets
Investment in Vanguard	3,207
Receivables for Investment Securities Sold	234,053
Receivables for Accrued Income	377,617
Receivables for Capital Shares Issued	112,164
Variation Margin Receivable—Futures Contracts	4,166
Variation Margin Receivable—CC Swap Contracts	102
Unrealized Appreciation—Forward Currency Contracts	1,873
Unrealized Appreciation—OTC Swap Contracts	9,497
Other Assets	12,346
Total Other Assets	755,025	1.2%
Other Liabilities
Payables for Investment Securities Purchased	(339,565)
Payables for Capital Shares Redeemed	(80,251)
Payables for Distributions	(22,889)
Payables to Vanguard	(23,210)
Variation Margin Payable—Futures Contracts	(3,021)
Variation Margin Payable—CC Swap Contracts	(463)
Unrealized Depreciation—Forward Currency Contracts	(8,321)
Unrealized Depreciation—OTC Swap Contracts	(12,018)
Other Liabilities	(1,623)
Total Other Liabilities	(491,361)	(0.8%)
Net Assets	60,332,900	100.0%

At July 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	61,610,686
Undistributed Net Investment Income	29,778
Accumulated Net Realized Losses	(428,205)
Unrealized Appreciation (Depreciation)
Investment Securities	(859,183)
Futures Contracts	(4,047)
Options[16]	(106)
Swap Contracts	(9,528)
Forward Currency Contracts	(6,448)
Foreign Currencies	(47)
Net Assets	60,332,900

Short-Term Investment-Grade Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 814,200,759 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,511,975
Net Asset Value Per Share—Investor Shares	$10.45

Admiral Shares—Net Assets
Applicable to 3,916,705,276 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	40,946,772
Net Asset Value Per Share—Admiral Shares	$10.45

Institutional Shares—Net Assets
Applicable to 1,040,151,675 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,874,153
Net Asset Value Per Share—Institutional Shares	$10.45

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $25,848,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $15,783,000 have been segregated as collateral for open forward currency contracts and open over-the-counter swap contracts.
3 Securities with a value of $26,767,000 have been segregated as initial margin for open cleared swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2018, the aggregate value of these securities was $13,435,042,000, representing 22.3% of net assets.
6 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
7 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
8 Security value determined using significant unobservable inputs.
9 Face amount denominated in Australian dollars.
10 Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.
11 Face amount denominated in British pounds.
12 Face amount denominated in euro.
13 Face amount denominated in Mexican peso.
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
15 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At July 31, 2018, the aggregate value of these securities was $1,166,720,000, representing 1.9% of net assets.
16 Unrealized appreciation (depreciation) on options on futures contracts is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) on open credit default swaptions is generally treated the same for financial reporting and tax purposes.
CC—centrally cleared.
DBAG—Deutsche Bank AG.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.
OTC—over-the-counter.

Short-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	September 2018	30,260	3,423,163	(10,077)
2-Year U.S. Treasury Note	September 2018	343	72,502	(1)
				(10,078)

Short Futures Contracts
10-Year U.S. Treasury Note	September 2018	(6,044)	(721,786)	2,844
Ultra 10-Year U.S. Treasury Note	September 2018	(4,286)	(544,791)	3,947
Euro-Buxl	September 2018	(1,272)	(261,192)	(2,003)
Euro-Bund	September 2018	(1,317)	(248,840)	67
Long Gilt	September 2018	(628)	(101,124)	121
30-Year U.S. Treasury Bond	September 2018	(644)	(92,072)	1,262
AUD 3-Year Treasury Bond	September 2018	(836)	(69,099)	(116)
Ultra Long U.S. Treasury Bond	September 2018	(300)	(47,072)	86
Euro-Bobl	September 2018	(286)	(44,015)	(59)
AUD 10-Year Treasury Bond	September 2018	(174)	(16,703)	(118)
				6,031
				(4,047)

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 3-Year Treasury Bond and AUD 10-Year Treasury Bond futures contracts, is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) for AUD 3-Year Treasury Bond and AUD 10-Year Treasury Bond futures contracts are generally treated the same for financial reporting and tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Toronto-Dominion Bank	8/15/18	AUD	272,194	USD	201,696	548
JPMorgan Chase Bank, N.A.	8/15/18	EUR	14,901	USD	17,311	134
Deutsche Bank AG	8/15/18	EUR	7,767	USD	9,099	(5)
Citibank, N.A.	8/15/18	EUR	6,929	USD	8,107	5
Deutsche Bank AG	8/15/18	EUR	6,897	USD	8,069	6

Short-Term Investment-Grade Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Citibank, N.A.	8/15/18	EUR	2,787	USD	3,271	(8)
Citibank, N.A.	8/15/18	USD	606,383	EUR	518,194	(293)
Toronto-Dominion Bank	8/15/18	USD	201,787	AUD	272,194	(559)
JPMorgan Chase Bank, N.A.	8/15/18	USD	198,974	AUD	269,687	(1,407)
Toronto-Dominion Bank	8/15/18	USD	190,663	MXN	3,631,603	(3,665)
Goldman Sachs Bank AG	8/15/18	USD	159,610	GBP	120,654	1,139
Bank of America, N.A.	8/15/18	USD	51,552	MXN	977,867	(773)
Barclays Capital	8/15/18	USD	34,632	MXN	667,686	(1,096)
Citibank, N.A.	8/15/18	USD	19,215	MXN	367,975	(476)
Goldman Sachs Bank AG	8/15/18	USD	14,326	AUD	19,250	15
BNP Paribas	8/15/18	USD	11,088	EUR	9,454	19
Bank of America, N.A.	8/15/18	USD	5,453	EUR	4,655	3
Goldman Sachs Bank AG	8/15/18	USD	4,839	AUD	6,553	(30)
JPMorgan Chase Bank, N.A.	8/15/18	USD	4,155	EUR	3,557	(9)
Goldman Sachs Bank AG	8/15/18	USD	2,553	EUR	2,177	4
						(6,448)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
MXN—Mexican peso.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

Centrally Cleared Credit Default Swaps
			Periodic
			Premium		Unrealized
			Received		Appreciation
	Termination	Notional Amount	(Paid)[1]	Value	(Depreciation)
Reference Entity	Date	(000)	(%)	($000)	($000)
Credit Protection Sold
CDX-NA-IG-S30-V1	6/20/23	USD 154,928	1.000	2,928	286

Credit Protection Purchased
iTraxx Europe-S29-V1	6/20/23	EUR 150,000	(1.000)	(3,313)	(313)
				(385)	(27)
1 Periodic premium received/paid quarterly.
EUR—euro.
USD—U.S. dollar.

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)[2]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Anheuser-Busch
InBev NV/A3	12/20/23	BARC	36,900[1]	1.000	730	(955)	(225)
Anheuser-Busch
InBev NV/A3	12/20/23	BARC	13,900[1]	1.000	275	(338)	(63)
Anheuser-Busch
InBev NV/A3	12/20/23	BARC	12,300[1]	1.000	243	(231)	12
Anheuser-Busch
InBev NV/A3	12/20/23	GSI	12,300[1]	1.000	243	(271)	(28)
Berkshire Hathaway
Inc./Aa2	6/20/21	GSI	6,675	1.000	125	(30)	95
Berkshire Hathaway
Inc./Aa2	6/20/21	JPMC	10,030	1.000	187	(27)	160
Berkshire Hathaway
Inc./Aa2	12/20/21	GSI	14,650	1.000	292	(80)	212
Berkshire Hathaway
Inc./Aa2	6/20/22	BARC	32,955	1.000	679	(438)	241
Berkshire Hathaway
Inc./Aa2	12/20/22	BARC	16,580	1.000	346	(248)	98
Federative Republic
of Brazil/Ba2	9/20/18	BNPSW	19,510	1.000	10	(12)	(2)
General Electric
Capital Corp./A2	12/20/19	DBAG	29,290	1.000	291	(174)	117
International Lease
Finance Corp./Baa3	6/20/22	BARC	22,445	1.000	226	(8)	218
Intesa Sanpaolo
SpA/Baa1	6/20/23	CITNA	29,000[1]	1.000	(671)	618	(53)
Metlife Inc./A3	12/20/20	GSCM	14,025	1.000	236	—	236
Metlife Inc./A3	12/20/21	BARC	6,575	1.000	129	(8)	121
Ministry of Finance
Malaysia/A3	6/20/23	BARC	19,480	1.000	135	26	161
Ministry of Finance
Malaysia/A3	6/20/23	CITNA	9,490	1.000	66	42	108
People’s Republic
of China/A3	6/20/22	BNPSW	26,335	1.000	515	(178)	337
People’s Republic
of China/A3	6/20/23	BARC	18,811	1.000	350	(262)	88
People’s Republic
of China/A3	6/20/23	GSI	37,010	1.000	688	(597)	91
Republic of Chile/Aa3	6/20/23	BNPSW	13,700	1.000	310	(304)	6

32

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)[2]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Republic of Chile/Aa3	6/20/23	BOANA	20,400	1.000	462	(443)	19
Republic of Chile/Aa3	6/20/23	CITNA	27,580	1.000	625	(587)	38
Republic of Indonesia/
Baa2	6/20/23	BNPSW	8,700	1.000	(51)	10	(41)
Republic of Peru/A3	6/20/23	BNPSW	4,610	1.000	43	(36)	7
Republic of Peru/A3	6/20/23	HSBCC	4,610	1.000	43	(36)	7
Southern Co./Baa2	6/20/22	JPMC	131,955	1.000	2,477	(1,719)	758
Verizon Communications
Inc./Baa1	12/20/22	GSI	33,580	1.000	631	(510)	121
					9,635	(6,796)	2,839

Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	19,525	(1.000)	(261)	182	(79)
Aetna Inc.	6/20/20	GSCM	19,530	(1.000)	(345)	294	(51)
Altria Group Inc.	12/20/21	GSI	73,260	(1.000)	(1,874)	1,494	(380)
Altria Group Inc.	12/20/21	GSI	14,650	(1.000)	(375)	299	(76)
Altria Group Inc.	12/20/21	GSI	9,770	(1.000)	(250)	199	(51)
American International
Group Inc.	6/20/20	BOANA	11,720	(1.000)	(174)	83	(91)
American International
Group Inc.	6/20/20	BOANA	11,720	(1.000)	(174)	83	(91)
American International
Group Inc.	12/20/20	GSCM	14,025	(1.000)	(242)	153	(89)
American International
Group Inc.	12/20/20	GSCM	6,990	(1.000)	(121)	(52)	(173)
Argentine Republic	6/20/23	HSBCC	6,915	(5.000)	(243)	153	(90)
Argentine Republic	6/20/23	JPMC	3,410	(5.000)	(120)	96	(24)
Autozone Inc.	12/20/20	GSCM	9,760	(1.000)	(191)	167	(24)
Banco Bilbao Vizcaya
Argentaria SA	6/20/21	BOANA	24,415	(1.000)	(389)	(103)	(492)
Bank of America Corp.	3/20/20	GSCM	21,610	(1.000)	(272)	114	(158)
Bank of China Ltd.	12/20/21	BNPSW	13,100	(1.000)	(227)	(31)	(258)
Bank of China Ltd.	6/20/22	BNPSW	26,335	(1.000)	(431)	4	(427)
Bank of China Ltd.	6/20/23	BNPSW	19,485	(1.000)	(227)	307	80
Barclays Bank plc	6/20/22	BOANA	33,535[1]	(1.000)	(789)	556	(233)
Barclays Bank plc	6/20/22	CSFBI	33,540[1]	(1.000)	(790)	564	(226)
Barclays Bank plc	12/20/22	CITNA	13,350[1]	(1.000)	505	(488)	17

33

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)[2]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
CECONOMY AG	6/20/22	BARC	23,090[1]	(1.000)	(274)	(51)	(325)
CECONOMY AG	6/20/22	BARC	16,520[1]	(1.000)	(196)	(37)	(233)
CECONOMY AG	6/20/22	BARC	16,520[1]	(1.000)	(196)	(28)	(224)
CECONOMY AG	6/20/22	BARC	6,590[1]	(1.000)	(78)	(26)	(104)
CECONOMY AG	6/20/22	BARC	6,590[1]	(1.000)	(78)	(12)	(90)
CECONOMY AG	6/20/22	BARC	6,590[1]	(1.000)	(78)	5	(73)
Commerzbank AG	6/20/21	BOANA	24,410	(1.000)	(383)	(167)	(550)
CVS Health Corp.	12/20/20	BOANA	9,760	(1.000)	(165)	165	—
CVS Health Corp.	12/20/20	BOANA	9,760	(1.000)	(164)	162	(2)
CVS Health Corp.	12/20/20	BOANA	4,880	(1.000)	(82)	61	(21)
CVS Health Corp.	12/20/20	BOANA	4,880	(1.000)	(82)	82	—
CVS Health Corp.	12/20/21	BARC	19,535	(1.000)	(380)	441	61
CVS Health Corp.	12/20/21	BARC	6,620	(1.000)	(129)	145	16
CVS Health Corp.	12/20/21	JPMC	29,300	(1.000)	(571)	577	6
Deutsche Bank AG	12/20/22	JPMC	33,535	(1.000)	329	142	471
Dominion Energy Inc.	12/20/20	JPMC	97,580	(1.000)	(1,941)	1,591	(350)
Dominion Energy Inc.	12/20/20	JPMC	97,580	(1.000)	(1,941)	1,660	(281)
Dominion Energy Inc.	6/20/22	JPMC	16,495	(1.000)	(420)	440	20
EI du Pont de
Nemours & Co.	12/20/20	JPMC	25,215	(1.000)	(491)	294	(197)
Exelon Corp.	6/20/22	JPMC	26,390	(1.000)	(729)	676	(53)
Exelon Corp.	6/20/22	JPMC	16,495	(1.000)	(456)	427	(29)
Federal Express Corp.	12/20/18	GSCM	21,640	(1.000)	(84)	27	(57)
Federative Republic
of Brazil	12/20/22	CITNA	2,521	(1.000)	91	(75)	16
Federative Republic
of Brazil	12/20/25	BOANA	23,222	(1.000)	2,208	(4,931)	(2,723)
Federative Republic
of Brazil	12/20/25	GSCM	10,925	(1.000)	1,039	(2,164)	(1,125)
Lincoln National Corp.	6/20/21	BARC	3,340	(1.000)	(67)	(54)	(121)
Lincoln National Corp.	6/20/21	BARC	3,335	(1.000)	(67)	53	(14)
Lincoln National Corp.	12/20/21	BARC	6,575	(1.000)	(131)	(11)	(142)
McDonald’s Corp.	6/20/22	GSI	26,675	(1.000)	(795)	665	(130)
McKesson Corp.	3/20/19	JPMC	18,210	(1.000)	(106)	82	(24)
McKesson Corp.	3/20/19	JPMC	18,210	(1.000)	(106)	84	(22)

34

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)[2]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
National Westminster
Bank	12/20/20	BNPSW	9,030	(1.000)	(115)	37	(78)
NatWest Markets	12/20/20	BNPSW	9,030	(1.000)	(116)	37	(79)
Raytheon Co.	12/20/21	GSI	24,420	(1.000)	(714)	609	(105)
Raytheon Co.	12/20/21	GSI	24,415	(1.000)	(715)	604	(111)
Republic of Korea	9/20/18	JPMC	7,800	(1.000)	(10)	2	(8)
Republic of Turkey	3/20/19	BNPSW	19,520	(1.000)	124	1	125
Republic of Turkey	3/20/19	BNPSW	19,515	(1.000)	124	1	125
Republic of Turkey	12/20/19	GSCM	34,740	(1.000)	594	(255)	339
Republic of Turkey	12/20/19	GSCM	34,100	(1.000)	583	(250)	333
Republic of Turkey	6/20/20	BNPSW	48,800	(1.000)	1,257	(217)	1,040
Republic of Turkey	6/20/20	BNPSW	24,385	(1.000)	628	(150)	478
Republic of Turkey	6/20/20	BNPSW	19,510	(1.000)	503	(51)	452
Republic of Turkey	6/20/20	GSCM	19,500	(1.000)	502	(65)	437
Republic of Turkey	6/20/23	BNPSW	27,210	(1.000)	2,443	(1,182)	1,261
Republic of Turkey	6/20/23	GSI	19,000	(1.000)	1,706	(802)	904
Sempra Energy	6/20/22	JPMC	26,390	(1.000)	(681)	656	(25)
Sempra Energy	6/20/22	JPMC	16,495	(1.000)	(426)	421	(5)
Societe Generale SA	12/20/21	JPMC	9,765	(1.000)	(227)	41	(186)
Standard Chartered
Bank	12/20/21	JPMC	16,475	(1.000)	(380)	(26)	(406)
State of Qatar	6/20/22	BOANA	1,500	(1.000)	(22)	(14)	(36)
State of Qatar	6/20/22	CITNA	3,450	(1.000)	(49)	(32)	(81)
Telia Company AB	6/20/23	BARC	25,100[1]	(1.000)	(864)	752	(112)
United Mexican
States	12/20/18	DBAG	4,900	(1.000)	(12)	(2)	(14)
UnitedHealth Group
Inc.	12/20/19	CSFBI	19,525	(1.000)	(257)	177	(80)
UnitedHealth Group
Inc.	6/20/20	CSFBI	19,530	(1.000)	(339)	282	(57)
Walt Disney Co.	12/20/22	CITNA	13,330	(1.000)	(391)	349	(42)
Walt Disney Co.	6/20/23	CITNA	19,955	(1.000)	(593)	636	43
Walt Disney Co.	6/20/23	CITNA	16,630	(1.000)	(494)	483	(11)
Walt Disney Co.	6/20/23	CITNA	13,295	(1.000)	(395)	417	22

35

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)[2]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
Walt Disney Co.	6/20/23	GSI	65,940	(1.000)	(1,957)	1,881	(76)
Wells Fargo & Co.	9/20/20	BOANA	25,940	(1.000)	(421)	230	(191)
					(14,227)	8,867	(5,360)
					(4,592)	2,071	(2,521)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in euro.
2 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
HSBCC—HSBC Bank USA, N.A.
JPMC—JP Morgan Chase Bank.

At July 31, 2018, the counterparties had deposited in segregated accounts securities with a value of $4,540,000 and cash of $2,260,000 in connection with open forward currency contracts and open over-the-counter swap contracts.

Short-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid) [3]	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
7/16/19	N/A	83,000	2.088	(2.339)	(443)	(443)
9/19/19	9/19/18[1]	191,787	2.000	(0.000)	(1,443)	(110)
11/21/19	N/A	130,000	1.891	(2.331)	(1,456)	(1,458)
9/21/20	9/19/18[1]	37,052	(2.250)	0.000	494	55
12/18/20	N/A	195,160	2.117	(2.335)	(3,610)	(3,612)
12/18/20	N/A	97,570	2.110	(2.335)	(1,821)	(1,822)
9/20/21	9/19/18[1]	66,565	(2.250)	0.000	1,401	128
9/20/21	9/19/18[1]	37,111	(2.920)	0.000	70	69
9/19/22	9/19/18[1]	263,544	(2.250)	0.000	7,463	592
9/19/23	9/19/18[1]	39,431	2.250	(0.000)	(1,394)	(78)
4/30/25	9/28/18[1]	258,950	(3.034)	0.000	(452)	(454)
9/19/25	9/19/18[1]	320,068	(2.250)	0.000	15,837	651
11/16/43	9/28/18[1]	74,714	(3.098)	0.000	(495)	(498)
					14,151	(6,980)

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Fixed interest payment received/paid semiannually.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid quarterly

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July31,2018
($000)
Investment Income
Income
Interest[1]	857,428
Total Income	857,428
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,296
Management and Administrative—Investor Shares	7,540
Management and Administrative—Admiral Shares	17,297
Management and Administrative—Institutional Shares	3,272
Marketing and Distribution—Investor Shares	632
Marketing and Distribution—Admiral Shares	1,289
Marketing and Distribution—Institutional Shares	154
Custodian Fees	374
Shareholders’ Reports—Investor Shares	113
Shareholders’ Reports—Admiral Shares	213
Shareholders’ Reports—Institutional Shares	8
Trustees’ Fees and Expenses	20
Total Expenses	33,208
Net Investment Income	824,220
Realized Net Gain (Loss)
Investment Securities Sold[1]	(242,678)
Futures Contracts	(49,539)
Purchased Options	(1,337)
Written Options	531
Swap Contracts	1,688
Forward Currency Contracts	29,395
Foreign Currencies	(4,542)
Realized Net Gain (Loss)	(266,482)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(449,456)
Futures Contracts	4,860
Purchased Options	(402)
Written Options	3,951
Swap Contracts	14,214
Forward Currency Contracts	10,553
Foreign Currencies	(379)
Change in Unrealized Appreciation (Depreciation)	(416,659)
Net Increase (Decrease) in Net Assets Resulting from Operations	141,079

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $10,492,000, ($23,000), and ($29,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	824,220	1,358,706
Realized Net Gain (Loss)	(266,482)	(192,043)
Change in Unrealized Appreciation (Depreciation)	(416,659)	(370,941)
Net Increase (Decrease) in Net Assets Resulting from Operations	141,079	795,722
Distributions
Net Investment Income
Investor Shares	(113,349)	(192,944)
Admiral Shares	(552,196)	(865,663)
Institutional Shares	(151,560)	(241,237)
Realized Capital Gain[1]
Investor Shares	—	(2,084)
Admiral Shares	—	(8,541)
Institutional Shares	—	(2,200)
Total Distributions	(817,105)	(1,312,669)
Capital Share Transactions
Investor Shares	(723,233)	(152,433)
Admiral Shares	(755,986)	3,934,349
Institutional Shares	(566,624)	1,719,250
Net Increase (Decrease) from Capital Share Transactions	(2,045,843)	5,501,166
Total Increase (Decrease)	(2,721,869)	4,984,219
Net Assets
Beginning of Period	63,054,769	58,070,550
End of Period[2]	60,332,900	63,054,769

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $12,825,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $29,778,000 and ($7,466,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.57	$10.65	$10.60	$10.73	$10.74	$10.82
Investment Operations
Net Investment Income	.136[1]	.224[1]	.213	.204	.200	.194
Net Realized and Unrealized Gain (Loss)
on Investments	(.121)	(. 087)	. 053	(.123)	. 016	(. 039)
Total from Investment Operations	.015	.137	. 266.081		. 216.155
Distributions
Dividends from Net Investment Income	(.135)	(. 215)	(. 205)	(. 209)	(. 200)	(.194)
Distributions from Realized Capital Gains	—	(. 002)	(. 011)	(. 002)	(. 026)	(. 041)
Total Distributions	(.135)	(. 217)	(. 216)	(. 211)	(. 226)	(. 235)
Net Asset Value, End of Period	$10.45	$10.57	$10.65	$10.60	$10.73	$10.74

Total Return[2]	0.14%	1.29%	2.52%	0.77%	2.03%	1.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,512	$9,333	$9,558	$9,840	$10,943	$11,752
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.61%	2.11%	2.00%	1.91%	1.86%	1.81%
Portfolio Turnover Rate	87%	86%	68%	75%	79%	122%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.57	$10.65	$10.60	$10.73	$10.74	$10.82
Investment Operations
Net Investment Income	.141[1]	.236[1]	.224	.215	.211	.205
Net Realized and Unrealized Gain (Loss)
on Investments	(.121)	(. 088)	. 053	(.123)	. 016	(. 039)
Total from Investment Operations	.020	.148	. 277.092		. 227.166
Distributions
Dividends from Net Investment Income	(.140)	(. 226)	(. 216)	(. 220)	(. 211)	(. 205)
Distributions from Realized Capital Gains	—	(. 002)	(. 011)	(. 002)	(. 026)	(. 041)
Total Distributions	(.140)	(. 228)	(. 227)	(. 222)	(. 237)	(. 246)
Net Asset Value, End of Period	$10.45	$10.57	$10.65	$10.60	$10.73	$10.74

Total Return[2]	0.19%	1.39%	2.62%	0.87%	2.13%	1.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$40,947	$42,156	$38,564	$33,857	$33,772	$29,632
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.71%	2.21%	2.10%	2.01%	1.96%	1.91%
Portfolio Turnover Rate	87%	86%	68%	75%	79%	122%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.57	$10.65	$10.60	$10.73	$10.74	$10.82
Investment Operations
Net Investment Income	.142[1]	.240[1]	.227	.218	.214	.208
Net Realized and Unrealized Gain (Loss)
on Investments	(.121)	(. 089)	. 053	(.123)	. 016	(. 039)
Total from Investment Operations	.021	.151	. 280.095		. 230.169
Distributions
Dividends from Net Investment Income	(.141)	(. 229)	(. 219)	(. 223)	(. 214)	(. 208)
Distributions from Realized Capital Gains	—	(. 002)	(. 011)	(. 002)	(. 026)	(. 041)
Total Distributions	(.141)	(. 231)	(. 230)	(. 225)	(. 240)	(. 249)
Net Asset Value, End of Period	$10.45	$10.57	$10.65	$10.60	$10.73	$10.74

Total Return	0.21%	1.42%	2.65%	0.90%	2.16%	1.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,874	$11,566	$9,949	$9,205	$8,337	$6,802
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.24%	2.13%	2.04%	1.99%	1.94%
Portfolio Turnover Rate	87%	86%	68%	75%	79%	122%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Short-Term Investment-Grade Fund

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2018, the fund’s average investments in long and short futures contracts represented 7% and 5% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the

Short-Term Investment-Grade Fund

value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2018, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund

Short-Term Investment-Grade Fund

mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 3% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

Short-Term Investment-Grade Fund

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2018, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

Short-Term Investment-Grade Fund

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $3,207,000, representing 0.01% of the fund’s net assets and 1.28% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Short-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,514,776	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	13,365,548	66,138
Corporate Bonds	—	32,044,579	3
Sovereign Bonds	—	5,346,476	—
Taxable Municipal Bonds	—	74,644	—
Tax-Exempt Municipal Bonds	—	10,000	—
Convertible Preferred Stocks	—	—	—[2]
Temporary Cash Investments	1,237,647	1,412,479	—
Options Purchased	—	69	—
Liability for Options Written	(1,887)	(1,236)	—
Futures Contracts—Assets[1]	4,166	—	—
Futures Contracts—Liabilities[1]	(3,021)	—	—
Forward Currency Contracts—Assets	—	1,873	—
Forward Currency Contracts—Liabilities	—	(8,321)	—
Swap Contracts—Assets	102[1]	9,497	—
Swap Contracts—Liabilities	(463)[1]	(12,018)	—
Total	1,236,544	58,758,366	66,141
1 Represents variation margin on the last day of the reporting period.
2 Market value of convertible preferred stocks based on Level 3 input.

D. At July 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

Interest Rate		Currency	Credit
Contracts		Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	—	—	69	69
Variation Margin Receivable—Futures Contracts	4,166	—	—	4,166
Variation Margin Receivable— CC Swap Contracts	31	—	71	102
Unrealized Appreciation—Forward Currency Contracts	—	1,873	—	1,873
Unrealized Appreciation—OTC Swap Contracts	—	—	9,497	9,497
Total Assets	4,197	1,873	9,637	15,707

Liability for Options Written	(1,887)	—	(1,236)	(3,123)
Variation Margin Payable—Futures Contracts	(3,021)	—	—	(3,021)
Variation Margin Payable—CC Swap Contracts	(306)	—	(157)	(463)
Unrealized Depreciation—Forward Currency Contracts	—	(8,321)	—	(8,321)
Unrealized Depreciation—OTC Swap Contracts	—	—	(12,018)	(12,018)
Total Liabilities	(5,214)	(8,321)	(13,411)	(26,946)

Short-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2018, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(49,539)	—	—	(49,539)
Options	(4,552)	—	3,746	(806)
Forward Currency Contracts	—	29,395	—	29,395
Swap Contracts	15,015	—	(13,327)	1,688
Realized Net Gain (Loss) on Derivatives	(39,076)	29,395	(9,581)	(19,262)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	4,860	—	—	4,860
Options	3,866	—	(317)	3,549
Forward Currency Contracts	—	10,553	—	10,553
Swap Contracts	(10,714)	—	24,928	14,214
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(1,988)	10,553	24,611	33,176

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the six months ended July 31, 2018, the fund realized net foreign currency gains of $35,110,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2018, the fund had available capital losses totaling $144,197,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2019; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2018, the cost of investment securities for tax purposes was $60,932,086,000. Net unrealized depreciation of investment securities for tax purposes was $859,796,000, consisting of unrealized gains of $55,075,000 on securities that had risen in value since their purchase and $914,871,000 in unrealized losses on securities that had fallen in value since their purchase.

Short-Term Investment-Grade Fund

F. During the six months ended July 31, 2018, the fund purchased $13,343,685,000 of investment securities and sold $18,692,486,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $10,883,311,000 and $8,687,149,000, respectively.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2018	January 31, 2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	674,436	64,285	2,473,482	231,951
Issued in Lieu of Cash Distributions	99,923	9,536	178,077	16,694
Redeemed	(1,497,592)	(142,730)	(2,803,992)	(262,856)
Net Increase (Decrease)—Investor Shares	(723,233)	(68,909)	(152,433)	(14,211)
Admiral Shares
Issued	5,629,769	536,814	13,625,496	1,277,349
Issued in Lieu of Cash Distributions	441,111	42,094	698,665	65,499
Redeemed	(6,826,866)	(651,085)	(10,389,812)	(974,349)
Net Increase (Decrease)—Admiral Shares	(755,986)	(72,177)	3,934,349	368,499
Institutional Shares
Issued	1,499,894	142,923	5,379,998	503,938
Issued in Lieu of Cash Distributions	134,468	12,832	212,402	19,913
Redeemed	(2,200,986)	(209,964)	(3,873,150)	(363,474)
Net Increase (Decrease)—Institutional Shares	(566,624)	(54,209)	1,719,250	160,377

H. Management has determined that no events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Fund Profile
As of July 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFICX	VFIDX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	3.49%	3.59%

Financial Attributes

		Bloomberg	Bloomberg
		Barclays	Barclays
		5–10 Year	US
		Credit	Aggregate
	Fund	Index	Bond Index

Number of Bonds	1,833	1,855	10,012

Yield to Maturity
(before expenses)	3.9%	4.0%	3.4%

Average Coupon	3.2%	3.8%	3.1%

Average Duration	5.5 years	6.3 years	6.0 years

Average Effective
Maturity	6.0 years	7.4 years	8.4 years

Short-Term
Reserves	0.9%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	11.3%
Commercial Mortgage-Backed	7.4
Finance	30.1
Foreign	6.6
Government Mortgage-Backed	0.6
Industrial	29.3
Treasury/Agency	10.4
Utilities	4.1
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg	Bloomberg
	Barclays	Barclays US
	5–10 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.97	0.91
Beta	0.83	1.06
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	3.1%
1 - 3 Years	14.3
3 - 5 Years	26.9
5 - 7 Years	24.2
7 - 10 Years	27.2
10 - 20 Years	2.8
20 - 30 Years	1.0
Over 30 Years	0.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	9.3%
Aaa	17.3
Aa	10.2
A	40.6
Baa	19.3
Ba	1.5
B	0.4
Not Rated	1.4

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

1 The expense ratios shown are from the prospectus dated May 24, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

Intermediate-Term Investment-Grade Fund

Investment Focus

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2008, Through July 31, 2018
				Bloomberg
				Barclays
				5–10 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	4.98%	-12.54%	-7.56%	-5.91%
2010	6.06	14.05	20.11	20.79
2011	4.98	3.66	8.64	9.09
2012	4.56	4.62	9.18	10.37
2013	3.64	2.56	6.20	7.63
2014	3.16	-2.31	0.85	0.53
2015	3.25	3.46	6.71	8.52
2016	2.98	-2.95	0.03	-1.39
2017	2.82	0.34	3.16	4.80
2018	2.82	-0.35	2.47	3.87
2019	1.52	-2.19	-0.67	-1.06
Note: For 2019, performance data reflect the six months ended July 31, 2018.

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	-1.00%	2.91%	3.82%	1.01%	4.83%
Admiral Shares	2/12/2001	-0.90	3.02	3.93	1.01	4.94

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U. S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury Note/Bond	1.500%	2/28/23	613,000	577,943	2.0%
	United States Treasury Note/Bond	2.500%	3/31/23	375,000	369,435	1.3%
	United States Treasury Note/Bond	2.625%	2/28/23	265,000	262,639	0.9%
[1,2]	United States Treasury Note/Bond	1.500%	3/31/23	250,000	235,470	0.8%
	United States Treasury Note/Bond	2.875%	4/30/25	200,000	199,438	0.7%
3	United States Treasury Note/Bond	2.875%	5/15/28	200,000	198,562	0.7%
[1,2]	United States Treasury Note/Bond	1.750%	5/15/23	170,000	161,712	0.6%
1	United States Treasury Note/Bond	2.750%	5/31/23	150,000	149,391	0.5%
	United States Treasury Note/Bond	1.625%	2/15/26	161,000	146,737	0.5%
	United States Treasury Note/Bond	2.000%	2/15/25	100,000	94,531	0.3%
	United States Treasury Note/Bond	2.750%	6/30/25	90,000	89,015	0.3%
	United States Treasury Note/Bond	2.000%	8/15/25	79,900	75,206	0.3%
1	United States Treasury
	Note/Bond	1.500%–2.750%	5/31/23–2/15/28	162,167	151,831	0.5%
					2,711,910	9.4%

Nonconventional Mortgage-Backed Securities †					172,842	0.6%
Total U.S. Government and Agency Obligations (Cost $2,950,451)					2,884,752	10.0%
Asset-Backed/Commercial Mortgage-Backed Securities
4	AmeriCredit Automobile
	Receivables Trust 2014-1	2.150%	3/9/20	86	86	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2014-2	2.180%	6/8/20	170	170	0.0%
4	AmeriCredit Automobile
	Receivables Trust
	2015-3	2.080%–3.340%	9/8/20–8/8/21	5,310	5,312	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	AmeriCredit Automobile
	Receivables Trust
	2016-1	1.810%–3.590%	10/8/20–2/8/22	5,157	5,166	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2016-2	3.650%	5/9/22	3,280	3,297	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2016-3	2.710%	9/8/22	3,390	3,329	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2016-4	2.410%	7/8/22	7,205	7,085	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2017-3	1.690%	12/18/20	37,017	36,890	0.1%
4	Banc of America Commercial
	Mortgage Trust
	2015-UBS7	3.429%–4.362%	9/15/48	5,516	5,513	0.0%
4	Banc of America Commercial
	Mortgage Trust 2017-BNK3	3.574%	2/15/50	1,520	1,496	0.0%
[4,5]	Chrysler Capital Auto
	Receivables Trust 2014-BA	3.440%	8/16/21	290	291	0.0%
[4,5]	Chrysler Capital Auto
	Receivables Trust
	2015-BA	2.260%–4.170%	10/15/20–1/16/23	17,628	17,680	0.1%
[4,5]	Chrysler Capital Auto
	Receivables Trust
	2016-AA	2.880%–4.220%	6/15/22–2/15/23	10,900	10,995	0.1%
[4,5]	Chrysler Capital Auto
	Receivables Trust
	2016-BA	1.640%–1.870%	7/15/21–2/15/22	9,430	9,320	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-AA	3.060%–4.120%	5/17/21–7/15/22	2,559	2,576	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-BA	2.760%–3.840%	7/15/21	3,811	3,831	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-CA	3.010%–4.200%	5/17/21–9/15/21	6,179	6,224	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-DA	3.380%–4.590%	11/15/21–1/17/23	12,504	12,642	0.1%
[4,5]	Drive Auto Receivables
	Trust 2016-AA	3.910%	5/17/21	2,097	2,105	0.0%
[4,5]	Drive Auto Receivables
	Trust 2016-BA	4.530%	8/15/23	11,330	11,510	0.1%
[4,5]	Drive Auto Receivables
	Trust 2016-C	2.370%–4.180%	11/16/20–3/15/24	13,216	13,332	0.1%
4	Drive Auto Receivables
	Trust 2017-1	3.840%	3/15/23	1,640	1,650	0.0%
4	Drive Auto Receivables
	Trust 2017-3	2.300%–2.800%	5/17/21–7/15/22	23,300	23,228	0.1%
4	Drive Auto Receivables
	Trust 2018-2	3.220%–4.140%	4/15/22–8/15/24	28,720	28,737	0.1%
4	Drive Auto Receivables
	Trust 2018-3	3.370%–4.300%	9/15/22–9/16/24	38,680	38,685	0.1%
[4,5,6] GMF Floorplan Owner
	Revolving Trust 2016-1	2.410%–2.923%	5/17/21	19,666	19,639	0.1%
[4,5,6] GMF Floorplan Owner
	Revolving Trust 2017-1	2.643%	1/18/22	230	231	0.0%

56

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
[4,5]	GMF Floorplan Owner
	Revolving Trust 2017-2	2.130%–2.630%	7/15/22	62,850	61,523	0.2%
[4,5]	GMF Floorplan Owner
	Revolving Trust 2018-2	3.130%	3/15/23	19,810	19,750	0.1%
[4,5]	GS Mortgage Securities
	Corporation II 2012-BWTR	2.954%	11/5/34	7,625	7,381	0.0%
4	GS Mortgage Securities
	Corporation II 2015-GC30	3.382%	5/10/50	2,398	2,358	0.0%
[4,5]	GS Mortgage Securities
	Corporation Trust 2012-ALOHA	3.551%	4/10/34	5,430	5,453	0.0%
[4,5]	GS Mortgage Securities
	Trust 2010-C2	5.182%	12/10/43	1,370	1,411	0.0%
[4,5]	GS Mortgage Securities
	Trust 2011-GC3	5.638%	3/10/44	2,650	2,750	0.0%
[4,5]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,025	1,063	0.0%
4	GS Mortgage Securities
	Trust 2012-GCJ7	5.668%	5/10/45	2,140	2,203	0.0%
[4,5]	GS Mortgage Securities
	Trust 2013-GC13	4.048%–4.081%	7/10/46	1,395	1,368	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	5,678	5,597	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–4.243%	8/10/46	6,993	7,124	0.0%
4	GS Mortgage Securities
	Trust 2014-GC20	3.998%–4.258%	4/10/47	11,208	11,434	0.1%
4	GS Mortgage Securities
	Trust 2014-GC24	3.931%–4.529%	9/10/47	27,220	27,430	0.1%
4	GS Mortgage Securities
	Trust 2014-GC26	3.364%–3.629%	11/10/47	25,550	25,390	0.1%
4	GS Mortgage Securities
	Trust 2015-GC28	3.136%	2/10/48	9,200	8,920	0.0%
4	GS Mortgage Securities
	Trust 2015-GC32	3.764%	7/10/48	4,615	4,647	0.0%
4	GS Mortgage Securities
	Trust 2015-GC34	3.506%–4.653%	10/10/48	17,250	17,054	0.1%
4	GS Mortgage Securities
	Trust 2016-GS3	2.850%	10/10/49	750	704	0.0%
4	GS Mortgage Securities
	Trust 2018-GS10	4.155%	7/10/51	10,670	10,927	0.1%
[4,5,7] Holmes Master Issuer plc
	2018-1	2.699%	10/15/54	10,350	10,340	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	5,618	5,754	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2010-C2	4.070%–5.640%	11/15/43	6,237	6,327	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	7,525	7,755	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2011-C5	5.405%	8/15/46	4,000	4,188	0.0%

57

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2011-RR1	4.717%	3/16/46	920	941	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	3,807	3,815	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-C8	2.829%–3.424%	10/15/45	27,359	26,942	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	1,350	1,374	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,972	5,911	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	4,670	4,557	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2013-C13	3.994%–4.004%	1/15/46	2,873	2,841	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2013-C16	3.674%–5.010%	12/15/46	34,771	35,733	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	10,979	10,737	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2014-C20	3.461%	7/15/47	12,380	12,437	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2016-JP3	2.870%	8/15/49	40	38	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2016-JP4	3.648%	12/15/49	9,670	9,526	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2017-JP6	3.490%	7/15/50	4,100	4,009	0.0%
4	JPMCC Commercial Mortgage
	Securities Trust 2017-JP5	3.723%	3/15/50	11,590	11,476	0.1%
4	JPMCC Commercial Mortgage
	Securities Trust 2017-JP7	3.454%	9/15/50	4,660	4,540	0.0%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.244%–3.773%	3/15/45	4,700	4,677	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	6,407	6,314	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2014-150E	3.912%	9/9/32	6,370	6,429	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	2,795	2,795	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2015-420	3.727%	10/12/50	4,430	4,385	0.0%

58

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	Morgan Stanley Capital I
	Trust 2015-UBS8	3.809%–4.589%	12/15/48	51,895	51,925	0.2%
4	Morgan Stanley Capital I
	Trust 2016-UB11	2.782%	8/15/49	21,780	20,314	0.1%
4	Morgan Stanley Capital I
	Trust 2016-UBS9	3.594%	3/15/49	7,410	7,325	0.0%
4	Morgan Stanley Capital I
	Trust 2017-HR2	3.509%–3.587%	12/15/50	6,286	6,190	0.0%
4	Santander Drive
	Auto Receivables
	Trust 2015-3	3.490%	5/17/21	5,160	5,191	0.0%
4	Santander Drive Auto
	Receivables Trust 2016-1	2.470%	12/15/20	3,476	3,475	0.0%
4	Santander Drive Auto
	Receivables Trust
	2016-2	2.080%–3.390%	2/16/21–4/15/22	4,775	4,765	0.0%
4	Santander Drive Auto
	Receivables Trust 2016-3	2.460%	3/15/22	9,330	9,243	0.0%
4	Santander Drive Auto
	Receivables Trust
	2017-3	1.870%–2.760%	6/15/21–12/15/22	11,970	11,877	0.1%
4	Santander Drive Auto
	Receivables Trust
	2018-1	2.100%–3.320%	11/16/20–3/15/24	44,715	44,299	0.2%
4	Santander Drive Auto
	Receivables Trust
	2018-3	3.290%–4.070%	10/17/22–8/15/24	35,200	35,171	0.1%
5,8	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				4,575,744	15.8%
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $5,564,876)					5,464,867	18.8%
Corporate Bonds
Finance
	Banking
	Banco Santander SA	4.379%	4/12/28	4,415	4,309	0.0%
4	Bank of America Corp.	3.824%	1/20/28	73,730	71,823	0.2%
4	Bank of America Corp.	3.093%	10/1/25	72,895	69,175	0.2%
4	Bank of America
	Corp.	2.328%–4.125%	7/21/21–1/23/26	248,110	243,363	0.8%
5	Banque Federative du
	Credit Mutuel SA	3.750%	7/20/23	80,400	79,975	0.3%
	Cooperatieve Rabobank UA	4.625%	12/1/23	95,134	96,055	0.3%
	Goldman Sachs Group Inc.	3.750%	5/22/25	95,297	93,275	0.3%
4	Goldman Sachs Group Inc.	3.272%	9/29/25	92,815	89,020	0.3%
4	Goldman Sachs Group
	Inc.	2.300%–5.750%	12/13/19–4/23/29	428,290	422,466	1.5%
	HSBC Bank USA NA	4.875%	8/24/20	24,478	25,206	0.1%
4	HSBC Holdings plc	4.041%	3/13/28	108,759	107,054	0.4%
4	HSBC Holdings plc	4.583%	6/19/29	90,775	92,020	0.3%
[4,9,10,11] HSBC Holdings plc	2.175%– 6.500%		3/30/22–9/23/66	307,135	310,481	1.1%
4	JPMorgan Chase & Co.	3.220%	3/1/25	80,536	77,907	0.3%

59

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	JPMorgan Chase &
	Co.	2.550%–4.500%	10/29/20–7/24/38	438,418	427,702	1.5%
	Mitsubishi UFJ Financial
	Group Inc.	3.761%	7/26/23	79,890	79,936	0.3%
	Mitsubishi UFJ Financial
	Group Inc.	2.190%–3.777%	3/1/21–2/22/27	252,388	246,911	0.8%
5	Mitsubishi UFJ Trust &
	Banking Corp.	2.450%–2.650%	10/16/19–10/19/20	47,640	47,077	0.2%
[4,7]	Morgan Stanley	2.500%–7.300%	5/13/19–7/22/28	444,355	439,807	1.5%
	MUFG Americas
	Holdings Corp.	2.250%–3.500%	2/10/20–2/10/25	37,291	36,611	0.1%
5	MUFG Bank Ltd.	2.300%–2.850%	3/5/20–9/8/21	64,541	63,293	0.2%
	Santander Holdings
	USA Inc.	3.400%–4.400%	3/28/22–7/13/27	79,853	77,814	0.3%
5	Santander UK Group
	Holdings plc	4.750%	9/15/25	17,061	16,827	0.1%
	Santander UK plc	2.500%–4.000%	3/14/19–3/13/24	10,686	10,754	0.0%
[4,5]	UBS Group Funding
	Switzerland AG	2.859%	8/15/23	77,400	74,340	0.2%
[5,8]	Banking—Other †				2,800,308	9.7%
[5,8]	Brokerage †				346,662	1.2%
	Finance Companies
	GE Capital International
	Funding Co. Unlimited Co.	3.373%	11/15/25	101,896	97,952	0.3%
	GE Capital International
	Funding Co.
	Unlimited Co.	2.342%–4.418%	11/15/20–11/15/35	29,383	28,690	0.1%
5	Insurance †				1,180,962	4.1%
5	Real Estate Investment Trusts †				856,414	3.0%
					8,614,189	29.7%
Industrial
	Basic Industry
5	Chevron Phillips Chemical Co.
	LLC / Chevron Phillips
	Chemical Co. LP	3.700%	6/1/28	80,881	79,309	0.3%
5	Basic Industry—Other †				118,652	0.4%
	Capital Goods
	General Electric Co.	6.750%	3/15/32	89,920	110,975	0.4%
12	General Electric Co.	2.125%–4.500%	9/7/22–3/11/44	183,846	185,721	0.6%
5	Capital Goods—Other †				366,218	1.3%
	Communication
	Comcast Cable Communications
	Holdings Inc.	9.455%	11/15/22	9,966	12,220	0.0%
	Comcast Corp.	3.375%	8/15/25	99,453	95,910	0.3%
	Comcast Corp.	2.350%–3.600%	2/1/24–2/15/28	203,609	193,948	0.7%
	NBCUniversal Media
	LLC	2.875%–4.375%	4/1/21–1/15/23	59,067	57,961	0.2%
5	Communication—Other †				434,720	1.5%
	Consumer Cyclical
5	BMW US Capital LLC	3.450%	4/12/23	82,500	81,448	0.3%
	General Motors Co.	4.200%–4.875%	10/2/23–10/1/27	14,720	14,426	0.1%

60

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	General Motors Financial
	Co. Inc.	3.500%–5.250%	9/25/21–1/17/27	125,499	123,930	0.4%
	Visa Inc.	3.150%	12/14/25	98,722	96,031	0.3%
	Walmart Inc.	3.700%	6/26/28	75,000	75,619	0.3%
5	Consumer Cyclical—Other †				764,704	2.6%
	Consumer Noncyclical
	Anheuser-Busch InBev
	Finance Inc.	3.650%	2/1/26	170,090	167,025	0.6%
	Anheuser-Busch InBev
	Finance Inc.	3.300%	2/1/23	105,460	104,771	0.4%
	Anheuser-Busch InBev
	Finance Inc.	2.625%–3.700%	1/17/23–2/1/24	34,210	33,600	0.1%
12	Anheuser-Busch InBev SA/NV 3.250%		1/24/33	600	810	0.0%
	Anheuser-Busch InBev
	Worldwide Inc.	2.500%– 6.875%	11/15/19–4/13/28	69,795	69,620	0.2%
	Campbell Soup Co.	4.150%	3/15/28	75,925	72,664	0.2%
	CVS Health Corp.	4.300%	3/25/28	87,500	87,185	0.3%
	Gilead Sciences Inc.	3.700%	4/1/24	139,860	140,082	0.5%
	Gilead Sciences Inc.	3.500%	2/1/25	82,807	81,812	0.3%
	Medtronic Inc.	3.500%	3/15/25	125,341	124,826	0.4%
5	Consumer Noncyclical—Other †				750,740	2.6%
	Energy
	Baker Hughes a GE Co.
	LLC / Baker Hughes
	Co-Obligor Inc.	3.337%	12/15/27	92,255	87,029	0.3%
	BP Capital Markets plc	2.500%–3.994%	9/19/22–9/19/27	328,743	321,960	1.1%
	ConocoPhillips Co.	4.950%	3/15/26	80,532	86,387	0.3%
	EQT Corp.	3.900%	10/1/27	82,950	78,348	0.3%
5	Energy—Other †				930,137	3.2%
5	Other Industrial †				99,614	0.3%
	Technology
	Apple Inc.	3.250%	2/23/26	78,151	76,761	0.3%
	Apple Inc.	2.150%–3.450%	2/9/22–9/12/27	473,934	459,337	1.6%
	Microsoft Corp.	3.300%	2/6/27	74,356	73,595	0.3%
	Oracle Corp.	2.400%–3.400%	7/8/21–11/15/27	337,165	325,695	1.1%
	QUALCOMM Inc.	2.900%	5/20/24	95,587	90,770	0.3%
5	Technology—Other †				704,164	2.4%
	Transportation
	Delta Air Lines Inc.	4.375%	4/19/28	125,440	121,618	0.4%
5	Transportation—Other †				513,719	1.8%
					8,414,061	29.0%
Utilities
5	Electric †				1,111,264	3.9%
5	Natural Gas †				57,678	0.2%
	Other Utility †				6,719	0.0%
					1,175,661	4.1%
Total Corporate Bonds (Cost $18,643,842)					18,203,911	62.8%
Sovereign Bonds
	Kingdom of Saudi Arabia	2.375%	10/26/21	88,577	85,181	0.3%
[5,12] Kingdom of Spain		2.700%	10/31/48	68,677	83,902	0.3%
	Petroleos Mexicanos	5.500%	1/21/21	171,586	176,327	0.6%

61

Intermediate-Term Investment-Grade Fund

					Face	Market	Percentage
				Maturity	Amount	Value •	of Net
			Coupon	Date	($000)	($000)	Assets
	Petroleos Mexicanos	5.625%–8.000%		5/3/19–9/21/47	106,188	108,052	0.4%
	Republic of Hungary		6.250%	1/29/20	69,735	72,955	0.3%
	Republic of Indonesia		3.750%	4/25/22	87,908	87,725	0.3%
13	United Mexican States		8.000%	12/7/23	2,500,000	135,613	0.5%
13	United Mexican States	10.000%		12/5/24	152,000	9,064	0.0%
5	Sovereign Bonds—Other †					1,402,935	4.8%
Total Sovereign Bonds (Cost $2,189,681)						2,161,754	7.5%
Taxable Municipal Bonds (Cost $ 36,260) †						36,345	0.1%

					Shares
[8]Convertible Preferred Stocks (Cost $8,571) †					8,740	—	0.0%
Temporary Cash Investment
Money Market Fund
14	Vanguard Market Liquidity Fund
	(Cost $274,970)		2.145%		2,749,726	274,973	0.9%

					Notional
					Amount on
					Underlying
			Expiration	Exercise	Swap
	Counterparty		Date	Rate	($000)
Options Purchased
Credit Default Swaptions Purchased
	Put Swaptions on
	CDX-NA-IG-S30-V1
	5-Year Index
	(Cost $131)	JPMC	8/15/18	65.00%	154,995	28	0.0%
Total Investments (Cost $29,668,782)						29,026,630	100.1%
Liability for Options Written
Written Swaptions on Credit Default Index
	Call Swaptions on
	CDX-NA-IG-S30-V1
	5-Year Index	GSI	8/15/18	67.50%	61,870	(251)	0.0%
	Put Swaptions on
	CDX-NA-HY-S30-V1
	5-Year Index	GSI	8/15/18	72.50%	61,870	(2)	0.0%
	Put Swaptions on
	CDX-NA-IG-S30-V1
	5-Year Index	JPMC	9/19/18	75.00%	154,995	(51)	0.0%
Total Liability for Options Written (Premiums Received $326)						(304)	0.0%

Intermediate-Term Investment-Grade Fund

		Percentage
	Amount	of Net
	($000)	Assetd
Other Assets and Liabilities
Other Assets
Investment in Vanguard	1,540
Receivables for Investment Securities Sold	135,327
Receivables for Accrued Income	230,515
Receivables for Capital Shares Issued	22,270
Variation Margin Receivable—Futures Contracts	5,287
Variation Margin Receivable—CC Swap Contracts	30
Unrealized Appreciation—Forward Currency Contracts	1,068
Unrealized Appreciation—OTC Swap Contracts	3,191
Other Assets	8,793
Total Other Assets	408,021	1.4%
Other Liabilities
Payables for Investment Securities Purchased	(381,669)
Payables for Capital Shares Redeemed	(22,522)
Payables for Distributions	(10,977)
Payables to Vanguard	(13,960)
Variation Margin Payable—Futures Contracts	(2,751)
Variation Margin Payable—CC Swap Contracts	(218)
Unrealized Depreciation—Forward Currency Contracts	(4,661)
Unrealized Depreciation—OTC Swap Contracts	(6,347)
Other Liabilities	(133)
Total Other Liabilities	(443,238)	(1.5%)
Net Assets	28,991,109	100.0%

At July 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	29,971,489
Undistributed Net Investment Income	13,523
Accumulated Net Realized Losses	(350,771)
Unrealized Appreciation (Depreciation)
Investment Securities	(642,049)
Futures Contracts	6,557
Options[15]	(81)
Swap Contracts	(3,963)
Forward Currency Contracts	(3,593)
Foreign Currencies	(3)
Net Assets	28,991,109

Intermediate-Term Investment-Grade Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 231,381,185 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,174,199
Net Asset Value Per Share—Investor Shares	$9.40

Admiral Shares—Net Assets
Applicable to 2,853,887,277 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	26,816,910
Net Asset Value Per Share—Admiral Shares	$9.40

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $5,774,000 have been segregated as collateral for open forward currency contracts and open over-the-counter swap contracts
2 Securities with a value of $14,394,000 have been segregated as initial margin for open cleared swap contracts.
3 Securities with a value of $50,077,000 have been segregated as initial margin for open futures contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2018, the aggregate value of these securities was $4,907,551,000, representing 16.9% of net assets.
6 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
7 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
8 Certain of the fund’s securities are valued using significant unobservable inputs.
9 Face amount denominated in Australian dollars.
10 Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.
11 Face amount denominated in British pounds.
12 Face amount denominated in euro.
13 Face amount denominated in Mexican peso.
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
15 Unrealized appreciation (depreciation) on open credit default swaptions is generally treated the same for financial reporting and tax purposes.
CC—centrally cleared.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.
OTC—over-the-counter.

Intermediate-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	September 2018	29,005	3,463,831	3,078
Ultra 10-Year U.S. Treasury Note	September 2018	8,392	1,066,702	(4,726)
5-Year U.S. Treasury Note	September 2018	7,090	802,056	(2,544)
Euro-Bobl	September 2018	2	308	—
				(4,192)

Short Futures Contracts
2-Year U.S. Treasury Note	September 2018	(9,035)	(1,909,773)	7,796
Euro-Buxl	September 2018	(721)	(148,050)	(1,194)
Euro-Bund	September 2018	(760)	(143,598)	40
30-Year U.S. Treasury Bond	September 2018	(1,352)	(193,294)	2,589
Ultra Long U.S. Treasury Bond	September 2018	(1,052)	(165,065)	1,673
AUD 3-Year Treasury Bond	September 2018	(411)	(33,971)	(57)
Long Gilt	September 2018	(315)	(50,723)	66
AUD 10-Year Treasury Bond	September 2018	(242)	(23,231)	(164)
				10,749
				6,557

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 3-Year Treasury Bond and AUD 10-Year Treasury Bond, is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) for AUD 3-Year Treasury Bond and AUD 10-Year Treasury Bond futures contracts are generally treated the same for financial reporting and tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Toronto-Dominion Bank	8/15/18	AUD	216,954	USD	160,763	437
JPMorgan Chase Bank, N.A.	8/15/18	EUR	7,037	USD	8,176	63
Deutsche Bank AG	8/15/18	EUR	6,315	USD	7,388	5
Citibank, N.A.	8/15/18	EUR	6,100	USD	7,137	4
Citibank, N.A.	8/15/18	EUR	5,863	USD	6,879	(15)
Deutsche Bank AG	8/15/18	EUR	3,007	USD	3,522	(2)

Intermediate-Term Investment-Grade Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Citibank, N.A.	8/15/18	USD	340,303	EUR	290,811	(164)
Toronto-Dominion Bank	11/15/18	USD	160,836	AUD	216,954	(446)
JPMorgan Chase Bank, N.A.	8/15/18	USD	136,585	AUD	185,143	(979)
Toronto-Dominion Bank	8/15/18	USD	92,196	MXN	1,756,093	(1,771)
Goldman Sachs Bank AG	8/15/18	USD	76,494	GBP	57,824	546
Bank of America, N.A.	8/15/18	USD	24,928	MXN	472,850	(374)
Goldman Sachs Bank AG	8/15/18	USD	24,884	AUD	33,699	(155)
Barclays Capital	8/15/18	USD	16,747	MXN	322,873	(530)
Citibank, N.A.	8/15/18	USD	8,959	MXN	171,571	(222)
BNP Paribas	8/15/18	USD	5,652	EUR	4,819	10
Bank of America, N.A.	8/15/18	USD	2,669	EUR	2,278	2
JPMorgan Chase Bank, N.A.	8/15/18	USD	1,162	EUR	995	(3)
JPMorgan Chase Bank, N.A.	8/15/18	USD	829	EUR	707	1
						(3,593)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
MXN—Mexican peso.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

Centrally Cleared Credit Default Swaps
			Periodic
			Premium		Unrealized
			Received		Appreciation
	Termination	Notional Amount	(Paid)[1]	Value	(Depreciation)
Reference Entity	Date	(000)	(%)	($000)	($000)
Credit Protection Sold
CDX-NA-IG-S30-V1	6/20/23	USD 43,330	1.000	819	84

Credit Protection Purchased
iTraxx Europe-S29-V1	6/20/23	EUR 70,000	(1.000)	(1,546)	(146)
				(727)	(62)
1 Periodic premium received/paid quarterly.
EUR—euro.
USD—U.S. dollar.

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
America Movil /A3	12/20/22	BARC	15,000	1.000[2]	(114)	127	13
Berkshire Hathaway
Inc./Aa2	6/20/21	GSI	3,110	1.000[2]	58	(14)	44
Berkshire Hathaway
Inc./Aa2	6/20/21	JPMC	15,000	1.000[2]	280	12	292
Berkshire Hathaway
Inc./Aa2	6/20/21	JPMC	4,655	1.000[2]	87	(13)	74
Berkshire Hathaway
Inc. /Aa2	6/20/22	BARC	15,760	1.000 [2]	325	(209)	116
Berkshire Hathaway
Inc./Aa2	12/20/22	BARC	7,605	1.000[2]	159	(114)	45
Berkshire Hathaway
Inc./Aa2	6/20/24	BARC	19,400	1.000[2]	303	(210)	93
Berkshire Hathaway
Inc./Aa2	6/20/24	JPMC	9,400	1.000[2]	147	(86)	61
Federative Republic
of Brazil/Ba2	9/20/18	BNPSW	21,500	1.000[2]	12	(15)	(3)
International Lease
Finance Corp. /Baa3	6/20/22	BARC	7,000	1.000 [2]	71	(3)	68
Intesa Sanpaolo
SpA/Baa1	6/20/23	CITNA	13,900[1]	1.000[2]	(322)	296	(26)
Metlife Inc./A3	12/20/20	GSCM	5,625	1.000[2]	94	—	94
Metlife Inc./A3	12/20/21	BARC	3,165	1.000[2]	62	(4)	58
Metlife Inc./A3	6/20/24	BARC	24,300	1.000[2]	280	(26)	254
Ministry of Finance
Malaysia/A3	6/20/23	BARC	10,000	1.000[2]	70	13	83
Ministry of Finance
Malaysia/A3	6/20/23	CITNA	5,250	1.000[2]	37	23	60
People’s Republic of
China/A3	6/20/22	BNPSW	22,800	1.000[2]	445	(154)	291
People’s Republic of
China/A3	6/20/23	BARC	10,500	1.000[2]	195	(146)	49
People’s Republic of
China/A3	6/20/23	GSI	20,300	1.000[2]	377	(327)	50
Republic of Chile/Aa3	6/20/23	BOANA	3,300	1.000[2]	75	(72)	3
Republic of Chile/Aa3	6/20/23	CITNA	4,700	1.000[2]	106	(100)	6
Republic of
Indonesia/Baa2	6/20/23	BNPSW	45,560	1.000 [2]	(266)	50	(216)
Republic of Peru/A3	6/20/23	BNPSW	4,745	1.000[2]	45	(37)	8

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid) (Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Republic of Peru/A3	6/20/23	HSBCC	4,745	1.000[2]	45	(37)	8
Saudi Arabia/A1	6/20/23	MSCS	47,500	1.000[2]	313	(404)	(91)
Southern Co. /Baa2	6/20/22	JPMC	59,775	1.000 [2]	1,122	(786)	336
United Mexican
States/A3	6/20/23	BARC	8,275	1.000[2]	(55)	59	4
United Mexican
States/A3	6/20/23	GSI	23,000	1.000[2]	(154)	173	19
Verizon Communications
Inc./Baa1	12/20/22	GSI	15,585	1.000[2]	293	(237)	56
					4,090	(2,241)	1,849

Credit Protection Purchased
American International
Group Inc.	12/20/20	GSCM	5,625	(1.000)[2]	(97)	61	(36)
American International
Group Inc.	12/20/20	GSCM	2,835	(1.000)[2]	(49)	(21)	(70)
Banco Bilbao Vizcaya
Argentaria SA	6/20/21	BOANA	24,495	(1.000)[2]	(390)	(429)	(819)
Bank of America Corp.	3/20/20	GSCM	7,870	(1.000)[2]	(99)	41	(58)
Bank of China Ltd.	12/20/21	BNPSW	6,200	(1.000)[2]	(107)	(15)	(122)
Bank of China Ltd.	6/20/22	BNPSW	22,800	(1.000)[2]	(373)	3	(370)
Barclays Bank plc	6/20/22	BOANA	15,195[1]	(1.000)[2]	(358)	252	(106)
Barclays Bank plc	6/20/22	CSFBI	15,190[1]	(1.000)[2]	(358)	257	(101)
Barclays Bank plc	12/20/22	CITNA	6,130[1]	(1.000)[2]	232	(225)	7
CECONOMY AG	6/20/22	BARC	10,485[1]	(1.000)[2]	(125)	(23)	(148)
CECONOMY AG	6/20/22	BARC	7,465[1]	(1.000)[2]	(88)	(17)	(105)
CECONOMY AG	6/20/22	BARC	7,465[1]	(1.000)[2]	(89)	(12)	(101)
CECONOMY AG	6/20/22	BARC	3,000[1]	(1.000)[2]	(36)	(5)	(41)
CECONOMY AG	6/20/22	BARC	3,000[1]	(1.000)[2]	(35)	2	(33)
CECONOMY AG	6/20/22	BARC	3,000[1]	(1.000)[2]	(35)	(12)	(47)
Commerzbank AG	6/20/21	BOANA	24,495	(1.000)[2]	(384)	(267)	(651)
CVS Health Corp.	12/20/21	BARC	3,220	(1.000)[2]	(63)	71	8
CVS Health Corp.	12/20/21	BOANA	15,000	(1.000)[2]	(292)	334	42
Deutsche Bank AG	12/20/22	JPMC	15,195	(1.000)[2]	149	64	213
Dominion Energy Inc.	6/20/22	JPMC	7,470	(1.000)[2]	(190)	199	9
EI du Pont de
Nemours & Co.	12/20/20	JPMC	10,230	(1.000)[2]	(199)	119	(80)

68

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
Exelon Corp.	6/20/22	JPMC	11,955	(1.000)[2]	(330)	306	(24)
Exelon Corp.	6/20/22	JPMC	7,470	(1.000)[2]	(206)	193	(13)
Federal Express Corp.	12/20/18	GSCM	7,840	(1.000)[2]	(30)	9	(21)
Federative Republic
of Brazil	12/20/22	GSI	9,421	(1.000)[2]	340	(385)	(45)
Federative Republic
of Brazil	6/20/23	JPMC	11,181	(1.000)[2]	532	(307)	225
Federative Republic
of Brazil	12/20/25	BOANA	3,885	(1.000) [2]	369	(825)	(456)
Federative Republic
of Brazil	12/20/25	GSCM	2,485	(1.000)[2]	236	(492)	(256)
JPMorgan Chase
Bank N. A.	12/20/20	MSCS	25,000	(1.000)[2]	(454)	75	(379)
Lincoln National Corp.	6/20/21	BARC	10,000	(1.000)[2]	(201)	(128)	(329)
Lincoln National Corp.	6/20/21	BARC	1,555	(1.000)[2]	(31)	(25)	(56)
Lincoln National Corp.	6/20/21	BARC	1,550	(1.000)[2]	(31)	25	(6)
Lincoln National Corp.	12/20/21	BARC	3,165	(1.000)[2]	(64)	(5)	(69)
McDonald’s Corp.	6/20/22	GSI	12,325	(1.000)[2]	(367)	307	(60)
McKesson Corp.	3/20/19	JPMC	6,360	(1.000)[2]	(37)	29	(8)
McKesson Corp.	3/20/19	JPMC	6,360	(1.000)[2]	(37)	29	(8)
National Westminster
Bank	12/20/20	BNPSW	3,255	(1.000)[2]	(41)	13	(28)
NatWest Markets	12/20/20	BNPSW	3,255	(1.000)[2]	(42)	13	(29)
Republic of Colombia	6/20/23	GSI	8,380	(1.000)[2]	12	(120)	(108)
Republic of Korea	9/20/18	JPMC	2,000	(1.000)[2]	(3)	1	(2)
Republic of Turkey	12/20/19	GSCM	26,350	(1.000)[2]	450	(193)	257
Republic of Turkey	6/20/23	GSI	4,100	(1.000)[2]	368	(173)	195
Sempra Energy	6/20/22	JPMC	11,955	(1.000)[2]	(308)	297	(11)
Sempra Energy	6/20/22	JPMC	7,470	(1.000)[2]	(193)	191	(2)
Societe Generale SA	12/20/21	JPMC	14,675	(1.000)[2]	(341)	61	(280)
Standard Chartered
Bank	12/20/21	JPMC	7,945	(1.000)[2]	(183)	(12)	(195)
State of Qatar	6/20/22	BOANA	1,360	(1.000)[2]	(20)	(13)	(33)
State of Qatar	6/20/22	CITNA	2,640	(1.000)[2]	(38)	(24)	(62)
Telia Company AB	6/20/23	BARC	11,800[1]	(1.000)[2]	(406)	353	(53)
Walt Disney Co.	12/20/22	CITNA	6,150	(1.000)[2]	(180)	161	(19)
Walt Disney Co.	6/20/23	CITNA	9,250	(1.000)[2]	(275)	295	20

69

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
Walt Disney Co.	6/20/23	CITNA	7,710	(1.000)[2]	(229)	224	(5)
Walt Disney Co.	6/20/23	CITNA	6,170	(1.000)[2]	(183)	193	10
Walt Disney Co.	6/20/23	GSI	31,305	(1.000)[2]	(929)	893	(36)
Wells Fargo & Co.	9/20/20	BOANA	9,700	(1.000)[2]	(157)	52	(105)
					(5,995)	1,395	(4,600)
							(2,751)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in euro.
2 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank N.A.
CSFBI—Credit Suisse First Boston International.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
HSBCC—HSBC Bank USA, N.A.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

At July 31, 2018, the counterparties had deposited in segregated accounts cash with a value of $500,000 in connection with open forward currency contracts and open over-the-counter swap contracts.

Intermediate-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
9/19/19	9/19/18[1]	71,141	(2.000)	0.000[3]	(535)	(41)
1/21/20	N/A	20,920	1.224	(2.086)[4]	(431)	(431)
1/21/20	N/A	3,130	1.363	(2.081)[4]	(58)	(58)
4/15/20	N/A	14,650	1.345	(2.072)[4]	(331)	(330)
6/15/20	N/A	2,050.931		(2.072)[4]	(67)	(67)
7/15/20	N/A	8,920	1.571	(2.072)[4]	(198)	(198)
9/21/20	9/19/18[1]	63,539	(2.250)	0.000[3]	848	95
9/20/21	9/19/18[1]	24,607	(2.250)	0.000[3]	518	47
9/20/21	9/19/18[1]	17,820	(2.920)	0.000 [3]	33	33
9/19/22	9/19/18[1]	118,471	(2.250)	0.000[3]	3,355	266
9/19/23	9/19/18[1]	17,373	(2.250)	0.000[3]	614	74
4/30/25	9/28/18[1]	122,532	(3.034)	0.000[3]	(214)	(215)
9/19/25	9/19/18[1]	153,362	(2.250)	0.000[3]	7,589	315
11/16/43	9/28/18[1]	35,287	(3.098)	0.000[3]	(234)	(235)
					10,889	(745)

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Fixed interest payment received/paid semiannually.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid quarterly.
4 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid monthly.

Intermediate-Term Investment-Grade Fund

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty	($000)	(%)	(%)	($000)
8/15/18	BNPSW	1,330	0.715	(2.067)[1]	1
4/25/19	WFC	1,171	2.756	(2.335)[2]	5
4/27/20	GSCM	1,399	2.794	(2.335)[2]	6
4/1/21	WFC	3,087	0.965	(2.092)[1]	(61)
6/25/21	GSCM	2,957	3.143	(2.335)[2]	(1)
11/25/22	BARC	8,095	2.758	(2.330)[2]	8
9/25/29	GSCM	8,452	1.794	(2.077)[1]	(363)
					(405)

BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
GSCM—Goldman Sachs Bank USA.
WFC—Wells Fargo Bank N.A.
1 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid monthly.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid quarterly.

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July31,2018
($000)
Investment Income
Income
Interest[1]	478,316
Total Income	478,316
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,093
Management and Administrative—Investor Shares	1,923
Management and Administrative—Admiral Shares	11,081
Marketing and Distribution—Investor Shares	175
Marketing and Distribution—Admiral Shares	824
Custodian Fees	162
Shareholders’ Reports—Investor Shares	41
Shareholders’ Reports—Admiral Shares	271
Trustees’ Fees and Expenses	12
Total Expenses	15,582
Net Investment Income	462,734
Realized Net Gain (Loss)
Investment Securities Sold[1]	(177,911)
Futures Contracts	(119,926)
Purchased Options	(693)
Written Options	615
Swap Contracts	6,663
Forward Currency Contracts	18,450
Foreign Currencies	(5,154)
Realized Net Gain (Loss)	(277,956)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(454,330)
Futures Contracts	60,734
Purchased Options	(134)
Written Options	1,746
Swap Contracts	2,501
Forward Currency Contracts	9,429
Foreign Currencies	(280)
Change in Unrealized Appreciation (Depreciation)	(380,334)
Net Increase (Decrease) in Net Assets Resulting from Operations	(195,556)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,950,000, ($68,000), and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	462,734	835,747
Realized Net Gain (Loss)	(277,956)	52,794
Change in Unrealized Appreciation (Depreciation)	(380,334)	(204,621)
Net Increase (Decrease) in Net Assets Resulting from Operations	(195,556)	683,920
Distributions
Net Investment Income
Investor Shares	(35,427)	(73,469)
Admiral Shares	(425,634)	(750,112)
Realized Capital Gain[1]
Investor Shares	—	(4,200)
Admiral Shares	—	(44,514)
Total Distributions	(461,061)	(872,295)
Capital Share Transactions
Investor Shares	(244,101)	(186,777)
Admiral Shares	419,228	2,032,367
Net Increase (Decrease) from Capital Share Transactions	175,127	1,845,590
Total Increase (Decrease)	(481,490)	1,657,215
Net Assets
Beginning of Period	29,472,599	27,815,384
End of Period[2]	28,991,109	29,472,599

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,523,000 and ($8,053,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.61	$9.66	$9.72	$10.06	$9.81	$10.24
Investment Operations
Net Investment Income	.146[1]	.277[1]	.278	.288	.303	.311
Net Realized and Unrealized Gain (Loss)
on Investments	(. 210)	(. 034)	. 030	(. 288)	. 341	(. 229)
Total from Investment Operations	(.064)	.243	.308	.000	.644	.082
Distributions
Dividends from Net Investment Income	(.146)	(. 274)	(. 276)	(. 296)	(. 307)	(. 317)
Distributions from Realized Capital Gains	—	(. 016)	(. 092)	(. 044)	(. 087)	(.195)
Total Distributions	(.146)	(. 290)	(. 368)	(. 340)	(. 394)	(. 512)
Net Asset Value, End of Period	$9.40	$9.61	$9.66	$9.72	$10.06	$9.81

Total Return[2]	-0.67%	2.47%	3.16%	0.03%	6.71%	0.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,174	$2,472	$2,671	$2,701	$2,952	$3,099
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.11%	2.84%	2.80%	2.94%	3.05%	3.12%
Portfolio Turnover Rate	82%	63%	68%	70%	88%	100%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.61	$9.66	$9.72	$10.06	$9.81	$10.24
Investment Operations
Net Investment Income	.150[1]	.288[1]	.288	.298	.313	.321
Net Realized and Unrealized Gain (Loss)
on Investments	(. 210)	(. 039)	. 030	(. 288)	. 341	(. 229)
Total from Investment Operations	(.060)	.249	.318	.010	.654	.092
Distributions
Dividends from Net Investment Income	(.150)	(. 283)	(. 286)	(. 306)	(. 317)	(. 327)
Distributions from Realized Capital Gains	—	(. 016)	(. 092)	(. 044)	(. 087)	(.195)
Total Distributions	(.150)	(. 299)	(. 378)	(. 350)	(. 404)	(. 522)
Net Asset Value, End of Period	$9.40	$9.61	$9.66	$9.72	$10.06	$9.81

Total Return[2]	-0.62%	2.58%	3.27%	0.13%	6.81%	0.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26,817	$27,000	$25,145	$18,764	$16,491	$13,618
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.21%	2.94%	2.90%	3.04%	3.15%	3.22%
Portfolio Turnover Rate	82%	63%	68%	70%	88%	100%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Intermediate-Term Investment-Grade Fund

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2018, the fund’s average investments in long and short futures contracts represented 18% and 10% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the

Intermediate-Term Investment-Grade Fund

value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2018, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund

Intermediate-Term Investment-Grade Fund

mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 2% and 2% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

Intermediate-Term Investment-Grade Fund

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2018, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

Intermediate-Term Investment-Grade Fund

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,540,000, representing 0.01% of the fund’s net assets and 0.62% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Intermediate-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,884,752	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	5,431,883	32,984
Corporate Bonds	—	18,203,907	4
Sovereign Bonds	—	2,161,754	—
Taxable Municipal Bonds	—	36,345	—
Convertible Preferred Stocks	—	—	—[1]
Temporary Cash Investments	274,973	—	—
Options Purchased	—	28	—
Liability for Options Written	—	(304)	—
Futures Contracts—Assets [2]	5,287	—	—
Futures Contracts—Liabilities [2]	(2,751)	—	—
Forward Currency Contracts—Assets	—	1,068	—
Forward Currency Contracts—Liabilities	—	(4,661)	—
Swap Contracts—Assets	30 [2]	3,191	—
Swap Contracts—Liabilities	(218)[2]	(6,347)	—
Total	277,321	28,711,616	32,988
1 Market Value of Convertible Preferred Stock is less than $500 and is based on Level 3 inputs.
2 Represents variation margin on the last day of the reporting period.

D. At July 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

Interest Rate		Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	—	—	28	28
Variation Margin Receivable—Futures Contracts	5,287	—	—	5,287
Variation Margin Receivable—CC Swap Contracts	10	—	20	30
Unrealized Appreciation—Forward Currency Contracts —		1,068	—	1,068
Unrealized Appreciation—OTC Swap Contracts	—	—	3,191	3,191
Total Assets	5,297	1,068	3,239	9,604

Liability for Options Written	—	—	(304)	(304)
Variation Margin Payable—Futures Contracts	(2,751)	—	—	(2,751)
Variation Margin Payable—CC Swap Contracts	(144)	—	(74)	(218)
Unrealized Depreciation—Forward Currency Contracts —		(4,661)	—	(4,661)
Unrealized Depreciation—OTC Swap Contracts	—	—	(6,347)	(6,347)
Total Liabilities	(2,895)	(4,661)	(6,725)	(14,281)

Intermediate-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2018, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(119,926)	—	—	(119,926)
Options	(1,647)	—	1,569	(78)
Forward Currency Contracts	—	18,450	—	18,450
Swap Contracts	7,791	—	(1,128)	6,663
Realized Net Gain (Loss) on Derivatives	(112,213)	18,450	(1,128)	(94,891)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	60,734	—	—	60,734
Options	1,663	—	(51)	1,612
Forward Currency Contracts	—	9,429	—	9,429
Swap Contracts	(3,766)	—	6,267	2,501
Change in Unrealized Appreciation
(Depreciation) on Derivatives	58,631	9,429	6,216	74,276

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the six months ended July 31, 2018, the fund realized net foreign currency gains of $21,730,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increases distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2018, the fund had available capital losses totaling $107,065,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2019; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2018, the cost of investment securities for tax purposes was $29,670,274,000. Net unrealized depreciation of investment securities for tax purposes was $643,672,000, consisting of unrealized gains of $54,822,000 on securities that had risen in value since their purchase and $698,494,000 in unrealized losses on securities that had fallen in value since their purchase.

Intermediate-Term Investment-Grade Fund

F. During the six months ended July 31, 2018, the fund purchased $8,573,441,000 of investment securities and sold $10,275,734,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,040,112,000 and $1,284,237,000, respectively.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2018	January 31, 2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	152,540	16,143	674,913	69,126
Issued in Lieu of Cash Distributions	31,218	3,308	68,232	6,982
Redeemed	(427,859)	(45,338)	(929,922)	(95,247)
Net Increase (Decrease)—Investor Shares	(244,101)	(25,887)	(186,777)	(19,139)
Admiral Shares
Issued	3,227,056	341,711	7,657,969	784,117
Issued in Lieu of Cash Distributions	364,126	38,592	666,997	68,261
Redeemed	(3,171,954)	(336,169)	(6,292,599)	(644,986)
Net Increase (Decrease)—Admiral Shares	419,228	44,134	2,032,367	207,392

H. Management has determined that no events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile
As of July 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWESX	VWETX
Expense Ratio[1]	0.22%	0.12%
30-Day SEC Yield	4.05%	4.15%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		Long	Barclays
		Credit	US
		A/Better	Aggregate
	Fund	Index	Bond Index

Number of Bonds	816	1,118	10,012

Yield to Maturity
(before expenses)	4.1%	4.3%	3.4%

Average Coupon	4.1%	4.9%	3.1%

Average Duration	13.4 years	13.9 years	6.0 years

Average Effective
Maturity	22.2 years	23.4 years	8.4 years

Short-Term
Reserves	3.4%	—	—

Sector Diversification (% of portfolio)
Commercial Mortgage-Backed	0.6%
Finance	20.8
Foreign	1.9
Industrial	45.8
Treasury/Agency	5.8
Utilities	14.1
Other	11.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg	Bloomberg
	Barclays	Barclays US
	Long Credit	Aggregate
	A/Better	Bond
	Index	Index
R-Squared	0.99	0.81
Beta	1.04	2.23
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	5.4%
3 - 5 Years	0.5
5 - 7 Years	0.6
7 - 10 Years	3.4
10 - 20 Years	26.8
20 - 30 Years	57.2
Over 30 Years	6.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	5.9%
Aaa	6.9
Aa	25.5
A	55.1
Baa	4.3
Not Rated	2.3

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

1 The expense ratios shown are from the prospectus dated May 24, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the annualized expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares.

Long-Term Investment-Grade Fund

Investment Focus

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2008, Through July 31, 2018
				Bloomberg
				Barclays
				Long Credit
				A/Better
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	5.75%	-9.20%	-3.45%	-5.66%
2010	6.91	10.38	17.29	17.13
2011	5.79	1.22	7.01	7.22
2012	6.29	15.68	21.97	22.56
2013	4.86	2.53	7.39	6.35
2014	4.64	-5.05	-0.41	-1.10
2015	5.17	14.81	19.98	19.54
2016	3.97	-10.30	-6.33	-6.18
2017	4.29	2.42	6.71	6.44
2018	4.31	4.97	9.28	9.35
2019	1.99	-5.35	-3.36	-3.56
Note: For 2019, performance data reflect the six months ended July 31, 2018.

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	-1.60%	5.65%	5.10%	2.17%	7.27%
Admiral Shares	2/12/2001	-1.50	5.75	5.21	2.17	7.38

See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U. S. Government and Agency Obligations
U.S. Government Securities
[1,2]	United States Treasury Note/Bond	4.500%	2/15/36	215,530	259,612	1.6%
	United States Treasury Note/Bond	4.375%	11/15/39	99,100	119,679	0.7%
[1,2]	United States Treasury
	Note/Bond	1.375%– 6.250%	4/30/21–5/15/48	428,358	418,056	2.5%
					797,347	4.8%

Agency Notes †					52,874	0.3%

§Conventional Mortgage-Backed Securities †					113,045	0.7%

Nonconventional Mortgage-Backed Securities †					75,346	0.5%
Total U.S. Government and Agency Obligations (Cost $1,062,823)					1,038,612	6.3%
Asset-Backed/Commercial Mortgage-Backed Securities (Cost $6,051) †					6,043	0.1%
Corporate Bonds
Finance
	Banking
3	Bank of America Corp.	4.244%	4/24/38	80,790	79,585	0.5%
3	Bank of America Corp.	3.946%	1/23/49	75,200	69,698	0.4%
3	Bank of America Corp.	3.248%–5.875%	10/21/27–1/20/48	119,670	120,870	0.7%
	Bank of America NA	6.000%	10/15/36	20,450	24,230	0.1%
	Bank One Corp.	8.000%	4/29/27	27,424	34,160	0.2%
3	Goldman Sachs Group Inc.	4.017%	10/31/38	133,540	125,753	0.8%
3	Goldman Sachs Group Inc.	3.691%	6/5/28	66,500	63,404	0.4%
3	Goldman Sachs Group
	Inc.	3.814%– 6.750%	4/23/29–10/21/45	170,429	183,737	1.1%
	HSBC Bank USA NA	5.625%–5.875%	11/1/34–8/15/35	67,630	76,604	0.5%
	HSBC Holdings plc	6.800%	6/1/38	58,749	73,494	0.4%

89

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
3 HSBC Holdings plc	4.041%–7.625%	3/8/26–9/23/66	82,440	98,475	0.6%
JPMorgan Chase & Co.	6.400%	5/15/38	59,415	74,358	0.4%
3 JPMorgan Chase & Co.	3.964%	11/15/48	72,910	67,015	0.4%
3 JPMorgan Chase & Co.	3.882%	7/24/38	65,990	61,615	0.4%
3 JPMorgan Chase & Co.	3.897%–5.600%	7/23/29–1/23/49	198,842	194,771	1.2%
3 Morgan Stanley	3.971%	7/22/38	83,445	78,350	0.5%
3 Morgan Stanley	3.737%–7.250%	4/24/24–1/22/47	199,365	213,255	1.3%
Wachovia Corp.	5.500%	8/1/35	2,400	2,591	0.0%
Wells Fargo & Co.	5.606%	1/15/44	141,958	159,771	1.0%
Wells Fargo & Co.	4.750%	12/7/46	66,679	67,289	0.4%
Wells Fargo & Co.	5.375%	11/2/43	55,167	60,281	0.4%
3 Wells Fargo & Co.	3.584%–4.900%	5/22/28– 6/14/46	95,907	93,633	0.6%
Wells Fargo Bank NA	6.600%	1/15/38	500	631	0.0%
4 Banking—Other †				155,007	0.9%
4 Brokerage †				29,222	0.2%
Finance Companies (1.3%)
GE Capital International
Funding Co. Unlimited Co.	4.418%	11/15/35	227,404	221,098	1.3%
Insurance
Berkshire Hathaway Finance
Corp.	5.750%	1/15/40	1,935	2,325	0.0%
Berkshire Hathaway Inc.	4.500%	2/11/43	58,057	61,075	0.4%
UnitedHealth Group Inc.	5.800%	3/15/36	49,846	59,753	0.4%
UnitedHealth Group Inc.	3.750%– 6.875%	7/15/35– 6/15/48	188,397	199,963	1.2%
4 Insurance—Other †				445,949	2.7%
Real Estate Investment Trusts †				4,987	0.0%
				3,202,949	19.4%
Industrial
4 Basic Industry †				124,196	0.7%
Capital Goods
5 General Electric Co.	2.125%– 6.750%	3/15/32–3/11/44	114,351	125,667	0.7%
United Technologies Corp.	6.125%	7/15/38	52,575	62,564	0.4%
United Technologies
Corp.	3.750%–5.700%	5/1/35–5/4/47	116,100	114,790	0.7%
4 Capital Goods—Other †				265,416	1.6%
Communication
Comcast Corp.	3.969%	11/1/47	83,688	75,616	0.5%
Comcast Corp.	3.200%– 6.500%	6/15/35–11/1/52	317,498	308,749	1.9%
NBCUniversal Media
LLC	4.450%–5.950%	4/1/41–1/15/43	39,685	41,383	0.2%
4 Communication—Other †				230,159	1.4%
Consumer Cyclical
Amazon.com Inc.	3.875%	8/22/37	71,400	70,660	0.4%
Amazon.com Inc.	4.050%	8/22/47	70,925	70,411	0.4%
Amazon.com Inc.	4.250%–4.950%	12/5/44–8/22/57	45,390	46,128	0.3%
Home Depot Inc.	4.875%	2/15/44	66,510	74,060	0.5%
Home Depot Inc.	3.500%–5.950%	12/16/36–9/15/56	108,615	124,504	0.8%
Walmart Inc.	3.625%	12/15/47	70,485	66,960	0.4%
Walmart Inc.	3.700%–5.625%	6/26/28– 6/29/48	119,895	122,948	0.7%
4 Consumer Cyclical—Other †				422,567	2.6%
Consumer Noncyclical
Anheuser-Busch Cos. LLC	6.750%	12/15/27	400	476	0.0%
Anheuser-Busch InBev
Finance Inc.	4.900%	2/1/46	161,615	168,548	1.0%

90

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Anheuser-Busch InBev
Finance Inc.	4.700%	2/1/36	110,120	113,134	0.7%
Anheuser-Busch InBev
Finance Inc.	4.000%	1/17/43	25,208	23,026	0.1%
Anheuser-Busch InBev
Worldwide Inc.	4.600%	4/15/48	67,205	67,496	0.4%
Anheuser-Busch InBev
Worldwide Inc.	3.750%–8.200%	4/15/38–4/15/58	189,408	200,626	1.2%
Gilead Sciences Inc.	2.950%–5.650%	3/1/27–3/1/47	173,467	176,777	1.1%
Medtronic Inc.	4.625%	3/15/45	89,925	97,792	0.6%
Medtronic Inc.	4.375%– 6.500%	3/15/35–3/15/44	80,913	90,472	0.6%
Merck & Co. Inc.	3.700%	2/10/45	77,020	74,083	0.5%
Pfizer Inc.	4.125%–7.200%	3/15/39–12/15/46	63,957	79,096	0.5%
Wyeth LLC	5.950%	4/1/37	67,685	82,674	0.5%
Wyeth LLC	6.000%– 6.500%	2/1/34–2/15/36	5,702	7,047	0.0%
4 Consumer Noncyclical—Other †				1,200,699	7.3%
Energy
Baker Hughes a GE Co.
LLC / Baker Hughes
Co-Obligor Inc.	4.080%	12/15/47	13,479	12,385	0.1%
ConocoPhillips	6.500%	2/1/39	62,316	80,170	0.5%
Shell International
Finance BV	3.750%– 6.375%	5/11/35–9/12/46	206,910	212,157	1.3%
Energy—Other †				305,890	1.8%
4 Other Industrial †				51,965	0.3%
Technology
Apple Inc.	4.650%	2/23/46	76,562	83,571	0.5%
Apple Inc.	3.450%–4.500%	2/23/36–11/13/47	246,704	243,052	1.5%
Microsoft Corp.	4.450%	11/3/45	70,670	77,370	0.5%
Microsoft Corp.	3.750%	2/12/45	74,350	73,087	0.4%
Microsoft Corp.	4.250%	2/6/47	66,743	71,186	0.4%
Microsoft Corp.	3.700%	8/8/46	65,330	63,519	0.4%
Microsoft Corp.	4.750%	11/3/55	50,365	57,402	0.4%
Microsoft Corp.	3.450%–5.300%	2/12/35–2/6/57	162,926	163,834	1.0%
Oracle Corp.	4.000%	7/15/46	74,945	73,061	0.4%
Oracle Corp.	6.500%	4/15/38	44,400	57,971	0.4%
Oracle Corp.	5.375%	7/15/40	49,740	57,420	0.4%
Oracle Corp.	3.850%– 6.125%	5/15/35–5/15/55	103,724	105,288	0.6%
4 Technology—Other †				299,350	1.8%
Transportation
Burlington Northern
Santa Fe LLC	3.900%–7.950%	8/15/30– 6/15/48	198,554	211,233	1.3%
Transportation—Other †				160,106	1.0%
				7,188,741	43.7%
Utilities
Electric
4 Berkshire Hathaway
Energy Co.	4.450%– 6.125%	4/1/36–1/15/49	95,652	104,028	0.6%
Consolidated Edison Co.
of New York Inc.	3.950%– 6.750%	6/15/33–5/15/58	159,559	172,334	1.0%
Duke Energy Carolinas
LLC	6.100%	6/1/37	51,000	63,285	0.4%
Duke Energy Carolinas
LLC	3.875%– 6.450%	10/15/32–3/15/46	75,992	77,893	0.5%

91

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Duke Energy Florida
LLC	3.400%– 6.350%	9/15/37–10/1/46	24,510	25,733	0.1%
Duke Energy Indiana
LLC	4.200%– 6.450%	10/15/35–7/15/43	60,336	67,282	0.4%
Duke Energy Ohio Inc.	3.700%	6/15/46	9,825	8,977	0.1%
Duke Energy Progress
LLC	3.700%–4.200%	5/15/42–10/15/46	79,996	77,875	0.5%
MidAmerican Energy Co.	4.250%–5.800%	10/15/36–5/1/46	31,920	34,576	0.2%
Nevada Power Co.	5.375%– 6.650%	4/1/36–5/15/41	49,180	57,248	0.3%
Pacific Gas & Electric Co.	6.050%	3/1/34	55,276	60,604	0.4%
Pacific Gas & Electric
Co.	4.000%– 6.350%	3/1/37–12/1/46	115,158	118,520	0.7%
PacifiCorp	4.100%– 6.350%	6/15/35–1/15/49	118,982	142,705	0.9%
Virginia Electric & Power Co.	6.000%	5/15/37	57,330	69,126	0.4%
4 Electric—Other †				1,129,469	6.9%
Natural Gas †				24,978	0.2%
Other Utility †				3,430	0.0%
				2,238,063	13.6%
Total Corporate Bonds (Cost $12,326,039)				12,629,753	76.7%
Sovereign Bonds
4 State of Qatar	5.103%	4/23/48	68,230	69,736	0.4%
4 Sovereign Bonds—Other †				243,491	1.5%
Total Sovereign Bonds (Cost $317,167)				313,227	1.9%
Taxable Municipal Bonds
American Municipal Power
Ohio Inc. Revenue (Prairie
State Energy Campus Project) 6.270%		2/15/50	45,510	56,938	0.3%
California GO	7.300%	10/1/39	75,945	107,196	0.7%
California GO	7.600%	11/1/40	55,940	84,123	0.5%
California GO	4.500%–7.625%	4/1/33–3/1/40	106,835	137,397	0.8%
Los Angeles CA Unified
School District GO	6.758%	7/1/34	52,760	69,043	0.4%
New Jersey Turnpike Authority
Revenue	7.102%	1/1/41	46,613	65,280	0.4%
New York Metropolitan
Transportation Authority
Revenue (Dedicated Tax Fund) 7.336%		11/15/39	65,035	94,139	0.6%
Taxable Municipal Bonds—Other †				1,147,246	7.0%
Total Taxable Municipal Bonds (Cost $1,537,771)				1,761,362	10.7%

			Shares
Temporary Cash Investments
Money Market Fund
6 Vanguard Market Liquidity Fund 2.145%			3,832,599	383,260	2.3%

92

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Repurchase Agreements
Bank of America Securities, LLC
(Dated 7/31/18, Repurchase Value
$36,802,000, collateralized by
Federal Home Loan Mortgage
Corp. 4.000%, 3/1/48, with a
value of $37,536,000)	1.930%	8/1/18	36,800	36,800	0.2%
Bank of Montreal (Dated 7/31/18,
Repurchase Value $21,001,000,
collateralized by U. S. Treasury
Bill 0.00%, 1/31/19 and U.S.
Treasury Note/Bond 1.500%–
3.625%, 5/15/19–2/15/47,
with a value of $21,420,000)	1.900%	8/1/18	21,000	21,000	0.1%
Barclays Capital Inc. (Dated
7/31/18, Repurchase Value
$66,804,000, collateralized
by U. S. Treasury Bill 0.000%,
11/1/18–7/18/19 and U.S.
Treasury Note/Bond 0.875%–
4.375%, 10/15/18–5/15/46,
with a value of $68,136,000)	1.900%	8/1/18	66,800	66,800	0.4%
Citigroup Global Markets Inc.
(Dated 7/31/18, Repurchase
Value $20,601,000, collateralized
by U. S. Treasury Note/Bond
2.375%, 4/30/20, with a value
of $21,012,000)	1.910%	8/1/18	20,600	20,600	0.1%
RBC Capital Markets LLC (Dated
7/31/18, Repurchase Value
$12,701,000, collateralized by
Federal Home Loan Mortgage
Corp. 3.500%, 3/1/48 and Federal
National Mortgage Assn. 2.940%–
4.645%, 7/1/21–7/1/48, with a
value of $12,954,000)	1.900%	8/1/18	12,700	12,700	0.1%
Wells Fargo & Co. (Dated 7/31/18,
Repurchase Value $10,501,000,
collateralized by Federal Home
Loan Mortgage Corp. 3.000%–
4.000%, 5/1/33-5/1/48 and
Federal National Mortgage Assn.
0.000%–4.000%, 3/1/22–8/1/48,
with a value of $10,710,000)	1.930%	8/1/18	10,500	10,500	0.1%
				168,400	1.0%
Total Temporary Cash Investments (Cost $551,659)				551,660	3.3%

93

Long-Term Investment-Grade Fund

				Notional
				Amount on
				Underlying	Market	Percentage
		Expiration	Exercise	Swap	Value •	of Net
Counterparty		Date	Rate	($000)	($000)	Assets
Credit Default Swaptions Purchased
Put Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	JPMC	8/15/18	65.00%	8,400	—	0.0%
Put Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	DBAG	8/15/18	70.00%	4,950	2	0.0%
Total Swaption Contracts Purchased (Cost $11)					2	0.0%
Total Investments (Cost $15,801,521)					16,300,659	99.0%

				Notional
Expiration			Exercise	Amount
	Date	Contracts	Price	($000)
Liability for Options Written
Written Options on Futures
Call Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/10/18	14	USD $119.25	1,670	(6)	0.0%
Call Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/24/18	14	USD $120.00	1,680	(3)	0.0%
Call Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/27/18	41	USD $119.50	4,900	(15)	0.0%
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/10/18	14	USD $119.25	1,670	(3)	0.0%
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/24/18	14	USD $120.00	1,680	(11)	0.0%
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/24/18	27	USD $119.00	3,213	(6)	0.0%
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/27/18	14	USD $119.50	1,673	(6)	0.0%
Total Options on Futures Written (Premiums Received $57)					(50)	0.0%

94

Long-Term Investment-Grade Fund

				Notional
				Amount on
				Underlying	Market	Percentage
	Expiration		Exercise	Swap	Value •	of Net
Counterparty		Date	Rate	($000)	($000)	Assets
Written Swaptions on Credit Default Index
Call Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	DBAG	8/15/18	65.00%	4,950	(15)	0.0%
Call Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	GSI	8/15/18	67.50%	3,290	(13)	0.0%
Put Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	DBAG	8/15/18	65.00%	4,950	(1)	0.0%
Put Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	GSI	8/15/18	72.50%	3,290	—	0.0%
Put Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	JPMC	9/19/18	75.00%	8,400	(3)	0.0%
Total Credit Default Swaptions Written (Premiums Received $31)					(32)	0.0%
Total Liability for Options Written (Premiums Received $88)					(82)	0.0%

					Amount
					($000)
Other Assets and Other Liabilities
Other Assets
Investment in Vanguard					863
Receivables for Investment Securities Sold					21,288
Receivables for Accrued Income					193,496
Receivables for Capital Shares Issued					43,533
Variation Margin Receivable—Futures Contracts					2,108
Variation Margin Receivable—CC Swap Contracts					1,215
Unrealized Appreciation—Forward Currency Contracts					5
Unrealized Appreciation—OTC Swap Contracts					310
Other Assets					264
Total Other Assets					263,082	1.6%
Other Liabilities
Payables for Investment Securities Purchased					(56,923)
Payables to Investment Advisor					(633)
Payables for Capital Shares Redeemed					(16,970)
Payables for Distributions					(8,731)
Payables to Vanguard					(13,051)
Variation Margin Payable—Futures Contracts					(592)
Variation Margin Payable—CC Swap Contracts					(123)
Unrealized Depreciation—Forward Currency Contracts					(23)
Unrealized Depreciation—OTC Swap Contracts					(135)
Other Liabilities					(4,788)
Total Other Liabilities					(101,969)	(0.6%)
Net Assets					16,461,690	100.0%

95

Long-Term Investment-Grade Fund

At July 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	15,954,818
Overdistributed Net Investment Income	(47)
Accumulated Net Realized Losses	(775)
Unrealized Appreciation (Depreciation)
Investment Securities	499,147
Futures Contracts	2,084
Options[7]	(3)
Swap Contracts	6,485
Forward Currency Contracts	(18)
Foreign Currencies	(1)
Net Assets	16,461,690

Investor Shares—Net Assets
Applicable to 439,247,337 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,307,095
Net Asset Value Per Share—Investor Shares	$9.81

Admiral Shares—Net Assets
Applicable to 1,239,526,353 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,154,595
Net Asset Value Per Share—Admiral Shares	$9.81

• See Note A in Notes to Financial Statements.
§ Certain of the fund’s securities are valued using significant unobservable inputs.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $52,398,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $12,697,000 have been segregated as initial margin for open futures contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2018, the aggregate value of these securities was $677,315,000, representing 4.1% of net assets.
5 Face amount denominated in euro.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Unrealized appreciation (depreciation) on options on futures contracts is required to be treated as realized gain (loss) for tax purposes.
CC—centrally cleared.
GO—General Obligation Bond.
DBAG—Deutsche Bank AG.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.
OTC—over-the-counter.

Long-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
30-Year U.S. Treasury Bond	September 2018	2,885	412,465	76
Ultra Long U.S. Treasury Bond	September 2018	1,652	259,209	873
10-Year U.S. Treasury Note	September 2018	1,532	182,954	380
5-Year U.S. Treasury Note	September 2018	193	21,833	8
Ultra 10-Year U.S. Treasury Note	September 2018	99	12,584	(13)
				1,324

Short Futures Contracts
5-Year U.S. Treasury Note	September 2018	(3,706)	(419,241)	989
10-Year U.S. Treasury Note	September 2018	(740)	(88,372)	376
Ultra Long U.S. Treasury Bond	September 2018	(439)	(68,882)	(618)
2-Year U.S. Treasury Note	September 2018	(133)	(28,113)	67
Euro-Buxl	September 2018	(39)	(8,008)	(64)
Euro-Bund	September 2018	(34)	(6,424)	4
Ultra 10-Year U.S. Treasury Note	September 2018	(13)	(1,652)	7
Euro-Bobl	September 2018	(4)	(616)	(1)
				760
				2,084

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Long-Term Investment-Grade Fund

Forward Currency Contracts
						Unrealized
	Contract					Appreciation

	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Citibank, N.A.	8/15/18	EUR	672	USD	788	(2)
Citibank, N.A.	8/15/18	EUR	609	USD	713	—
Deutsche Bank	8/15/18	EUR	675	USD	790	1
Deutsche Bank	8/15/18	EUR	74	USD	87	—
JPMorgan Chase	8/15/18	EUR	410	USD	476	4
Citibank, N.A.	8/15/18	USD	18,873	EUR	16,128	(9)
Goldman Sachs	8/15/18	USD	472	MXN	9,030	(12)
JPMorgan Chase	8/15/18	USD	45	EUR	38	—
						(18)
EUR—euro.
MXN—Mexican peso.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

Centrally Cleared Credit Default Swaps
				Periodic
				Premium		Unrealized
				Received		Appreciation
	Termination	Notional Amount		(Paid)[1]	Value	(Depreciation)
Reference Entity	Date		(000)	(%)	($000)	($000)
Credit Protection Sold
CDX-NA-IG-S30-V1	6/20/23	USD	2,544,300	1.000	48,087	6,192
CDX-NA-IG-S30-V1	6/20/23	USD	3,992	1.000	76	7
					48,163	6,199

Credit Protection Purchased
iTraxx Europe-S29-V1	6/20/23	EUR	3,785	(1.000)	(84)	(8)
					48,079	6,191
1 Periodic premium received/paid quarterly.
EUR—euro.
USD—U.S. dollar.

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Anheuser-Busch
InBev NV/A3	12/20/23	BARC	900	1.000[2]	18	(24)	(6)
Anheuser-Busch
InBev NV/A3	12/20/23	BARC	300	1.000[2]	6	(7)	(1)
Anheuser-Busch
InBev NV/A3	12/20/23	BARC	300	1.000[2]	6	(6)	—
Anheuser-Busch
InBev NV/A3	12/20/23	GSI	400	1.000[2]	8	(9)	(1)
Berkshire Hathaway
Inc./Aa2	12/20/21	CITNA	6,000	1.000[2]	119	(40)	79
Federative Republic
of Brazil/Ba2	9/20/18	BNPSW	2,000	1.000[2]	1	(1)	(—)
Intesa Sanpaolo
SpA/Baa1	6/20/23	CITNA	750	1.000[2]	(17)	16	(1)
Metlife Inc./A3	12/20/21	GSI	10,000	1.000[2]	196	(22)	174
Petroleos Mexicanos/
Baa3	6/20/23	JPMC	2,500	1.000[2]	(147)	165	18
Republic of Chile/Aa3	6/20/23	BNPSW	6,200	1.000[2]	140	(137)	3
Republic of Peru/A3	6/20/23	BNPSW	525	1.000[2]	5	(4)	1
Republic of Peru/A3	6/20/23	HSBCC	525	1.000[2]	5	(4)	1
Southern Co. /Baa2	6/20/22	JPMC	3,170	1.000 [2]	60	(42)	18
					400	(115)	285

Credit Protection Purchased
Bank of China Ltd.	12/20/21	BNPSW	300	(1.000)[2]	(5)	(1)	(6)
CECONOMY AG	6/20/22	BARC	555[1]	(1.000)[2]	(7)	(1)	(8)
CECONOMY AG	6/20/22	BARC	390[1]	(1.000)[2]	(4)	(1)	(5)
CECONOMY AG	6/20/22	BARC	390[1]	(1.000)[2]	(4)	(1)	(5)
CECONOMY AG	6/20/22	BARC	160[1]	(1.000)[2]	(2)	(1)	(3)
CECONOMY AG	6/20/22	BARC	160[1]	(1.000)[2]	(2)	(—)	(2)
CECONOMY AG	6/20/22	BARC	160[1]	(1.000)[2]	(2)	(—)	(2)
Dominion Energy Inc.	6/20/22	JPMC	395	(1.000)[2]	(10)	10	—
Exelon Corp.	6/20/22	JPMC	635	(1.000)[2]	(17)	16	(1)
Exelon Corp.	6/20/22	JPMC	395	(1.000)[2]	(11)	10	(1)
Federative Republic
of Brazil	12/20/22	CITNA	350	(1.000)[2]	13	(11)	2

99

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
Federative Republic
of Brazil	6/20/23	BOANA	180	(1.000)[2]	8	(5)	3
Federative Republic
of Brazil	6/20/23	JPMC	555	(1.000)[2]	26	(15)	11
Federative Republic
of Brazil	12/20/25	BOANA	315	(1.000)[2]	30	(67)	(37)
Federative Republic
of Brazil	12/20/25	GSCM	315	(1.000)[2]	30	(62)	(32)
Republic of Colombia	6/20/23	GSI	1,600	(1.000)[2]	2	(23)	(21)
Sempra Energy	6/20/22	JPMC	635	(1.000)[2]	(16)	15	(1)
Sempra Energy	6/20/22	JPMC	395	(1.000)[2]	(10)	10	(—)
Telia Company AB	6/20/23	BARC	600[1]	(1.000)[2]	(20)	18	(2)
					(1)	(109)	(110)
							175

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in euro.
2 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
BNPSW—BNP Paribas.
CITNA—Citibank N.A.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
HSBCC—HSBC Holdings plc.
JPMC—JP Morgan Chase Bank.

At July 31, 2018, the counterparty had deposited in segregated accounts cash with a value of $350,000 in connection with open forward currency contracts and open over-the-counter swap contracts.

Long-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
9/19/19	9/19/18[1]	10,890	(2.000)	0.000[3]	82	6
9/19/20	9/19/18[1]	12,332	2.250	(0.000)[3]	(165)	(19)
9/19/23	9/19/18[1]	4,021	2.250	(0.000)[3]	(142)	(8)
4/30/25	9/28/18[1]	6,498	(3.034)	0.000[3]	(11)	(12)
9/19/25	9/19/18[1]	3,955	2.250	(0.000)[3]	(196)	(7)
9/19/28	9/19/18[1]	3,620	2.500	(0.000)[3]	(181)	(6)
9/19/33	9/19/18[1]	18,308	(2.500)	0.000[3]	1,369	27
9/19/38	9/19/18[1]	31,816	2.500	(0.000)[3]	(2,993)	(54)
11/16/43	9/28/18[1]	1,875	(3.098)	0.000[3]	(12)	(13)
9/21/48	9/19/18[1]	45,957	(2.500)	0.000[3]	5,518	205
					3,269	119

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Fixed interest payment received/paid semi-annually.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid quarterly.

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July31,2018
($000)
Investment Income
Income
Interest[1]	339,658
Total Income	339,658
Expenses
Investment Advisory Fees—Note B	1,865
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,817
Management and Administrative—Admiral Shares	4,993
Marketing and Distribution—Investor Shares	273
Marketing and Distribution—Admiral Shares	341
Custodian Fees	44
Shareholders’ Reports—Investor Shares	44
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	11
Total Expenses	11,406
Net Investment Income	328,252
Realized Net Gain (Loss)
Investment Securities Sold[1]	30,838
Futures Contracts	(29,182)
Purchased Options	(32)
Written Options	15
Swap Contracts	8,846
Forward Currency Contracts	706
Foreign Currencies	(71)
Realized Net Gain (Loss)	11,120
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(897,696)
Futures Contracts	11,204
Purchased Options	(11)
Written Options	96
Swap Contracts	(2,301)
Forward Currency Contracts	162
Foreign Currencies	(5)
Change in Unrealized Appreciation (Depreciation)	(888,551)
Net Increase (Decrease) in Net Assets Resulting from Operations	(549,179)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $3,285,000, ($7,000), and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	328,252	616,748
Realized Net Gain (Loss)	11,120	357,673
Change in Unrealized Appreciation (Depreciation)	(888,551)	397,559
Net Increase (Decrease) in Net Assets Resulting from Operations	(549,179)	1,371,980
Distributions
Net Investment Income
Investor Shares	(90,417)	(173,990)
Admiral Shares	(250,695)	(467,167)
Realized Capital Gain[1]
Investor Shares	(15,039)	(68,060)
Admiral Shares	(40,061)	(182,382)
Total Distributions	(396,212)	(891,599)
Capital Share Transactions
Investor Shares	(4,508)	365,223
Admiral Shares	915,703	1,244,648
Net Increase (Decrease) from Capital Share Transactions	911,195	1,609,871
Total Increase (Decrease)	(34,196)	2,090,252
Net Assets
Beginning of Period	16,495,886	14,405,634
End of Period[2]	16,461,690	16,495,886

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $3,058,000 and $30,579,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($47,000) and ($76,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.40	$10.06	$10.00	$11.34	$10.02	$10.65
Investment Operations
Net Investment Income	.198[1]	.405[1]	.416	.430	.453	.469
Net Realized and Unrealized Gain (Loss)
on Investments	(.548)	.520	.260	(1.148)	1.487	(.525)
Total from Investment Operations	(. 350)	. 925	. 676	(.718)	1.940	(. 056)
Distributions
Dividends from Net Investment Income	(. 206)	(. 421)	(. 435)	(. 446)	(. 466)	(. 481)
Distributions from Realized Capital Gains	(. 034)	(.164)	(.181)	(.176)	(.154)	(. 093)
Total Distributions	(. 240)	(. 585)	(. 616)	(. 622)	(. 620)	(. 574)
Net Asset Value, End of Period	$9.81	$10.40	$10.06	$10.00	$11.34	$10.02

Total Return[2]	-3.36%	9.28%	6.71%	-6.33%	19.98%	-0.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,307	$4,570	$4,069	$3,860	$4,714	$4,112
Ratio of Total Expenses to
Average Net Assets	0.22%	0.22%	0.22%	0.21%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	4.03%	3.87%	3.92%	4.18%	4.30%	4.64%
Portfolio Turnover Rate	23%	27%	24%	35%[3]	21%	26%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.40	$10.06	$10.00	$11.34	$10.02	$10.65
Investment Operations
Net Investment Income	. 202[1]	.415[1]	.426	.440	.463	.480
Net Realized and Unrealized Gain (Loss)
on Investments	(.548)	.520	.260	(1.148)	1.487	(.525)
Total from Investment Operations	(. 346)	. 935	. 686	(.708)	1.950	(. 045)
Distributions
Dividends from Net Investment Income	(. 210)	(. 431)	(. 445)	(. 456)	(. 476)	(. 492)
Distributions from Realized Capital Gains	(. 034)	(.164)	(.181)	(.176)	(.154)	(. 093)
Total Distributions	(. 244)	(. 595)	(. 626)	(. 632)	(. 630)	(. 585)
Net Asset Value, End of Period	$9.81	$10.40	$10.06	$10.00	$11.34	$10.02

Total Return[2]	-3.32%	9.39%	6.82%	-6.23%	20.10%	-0.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,155	$11,925	$10,336	$9,946	$12,342	$10,026
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.11%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.13%	3.97%	4.03%	4.27%	4.40%	4.74%
Portfolio Turnover Rate	23%	27%	24%	35%[3]	21%	26%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between

Long-Term Investment-Grade Fund

changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2018, the fund’s average investments in long and short futures contracts represented 6% and 4% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Long-Term Investment-Grade Fund

During the six months ended July 31, 2018, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as

Long-Term Investment-Grade Fund

security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 18% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total

Long-Term Investment-Grade Fund

return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the period ended July 31, 2018, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Long-Term Investment-Grade Fund

10. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $607,000 for the six months ended July 31, 2018.

For the six months ended July 31, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.02% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Long-Term Investment-Grade Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $863,000, representing 0.01% of the fund’s net assets and 0.35% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of July 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,008,030	30,582
Asset-Backed/Commercial Mortgage-Backed Securities	—	6,043	—
Corporate Bonds	—	12,629,753	—
Sovereign Bonds	—	313,227	—
Taxable Municipal Bonds	—	1,761,362	—
Temporary Cash Investments	383,260	168,400	—
Options on Futures Purchased	2	—	—
Liability for Options Written	(82)	—	—
Futures Contracts—Assets[1]	2,108	—	—
Futures Contracts—Liabilities[1]	(592)	—	—
Forward Currency Contracts—Assets	—	5	—
Forward Currency Contracts—Liabilities	—	(23)	—
Swap Contracts—Assets	1,215[1]	310	—
Swap Contracts—Liabilities	(123)[1]	(135)	—
Total	385,788	15,886,972	30,582
1 Represents variation margin on the last day of the reporting period.

Long-Term Investment-Grade Fund

E. At July 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

Interest Rate		Currency	Credit
Contracts		Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	—	—	2	2
Variation Margin Receivable—Futures Contracts	2,108	—	—	2,108
Variation Margin Receivable—CC Swap Contracts	43	—	1,172	1,215
Unrealized Appreciation—Forward Currency Contracts	—	5	—	5
Unrealized Appreciation—OTC Swap Contracts	—	—	310	310
Total Assets	2,151	5	1,484	3,640

Liability for Options Written	(50)	—	(32)	(82)
Variation Margin Payable—Futures Contracts	(592)	—	—	(592)
Variation Margin Payable—CC Swap Contracts	(119)	—	(4)	(123)
Unrealized Depreciation—Forward Currency Contracts	—	(23)	—	(23)
Unrealized Depreciation—OTC Swap Contracts	—	—	(135)	(135)
Total Liabilities	(761)	(23)	(171)	(955)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2018, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(29,182)	—	—	(29,182)
Options	(108)	—	91	(17)
Forward Currency Contracts	—	706	—	706
Swap Contracts	2,643	—	6,203	8,846
Realized Net Gain (Loss) on Derivatives	(26,647)	706	6,294	(19,647)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	11,204	—	—	11,204
Options	94	—	(9)	85
Forward Currency Contracts	—	162	—	162
Swap Contracts	(1,923)	—	(378)	(2,301)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	9,375	162	(387)	9,150

Long-Term Investment-Grade Fund

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $12,236,000 on swap contracts have been reclassified from accumulated net realized losses to overdistributed net investment income.

At July 31, 2018, the cost of investment securities for tax purposes was $15,809,384,000. Net unrealized appreciation of investment securities for tax purposes was $491,273,000, consisting of unrealized gains of $802,161,000 on securities that had risen in value since their purchase and $310,888,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2018, the fund purchased $2,247,807,000 of investment securities and sold $1,570,136,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $350,726,000 and $246,774,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2018	January 31, 2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	340,962	34,495	645,634	61,978
Issued in Lieu of Cash Distributions	94,826	9,596	233,146	22,215
Redeemed	(440,296)	(44,384)	(513,557)	(49,240)
Net Increase (Decrease)—Investor Shares	(4,508)	(293)	365,223	34,953
Admiral Shares
Issued	1,521,790	154,115	2,670,257	255,929
Issued in Lieu of Cash Distributions	235,304	23,794	519,774	49,510
Redeemed	(841,391)	(85,254)	(1,945,383)	(186,197)
Net Increase (Decrease)—Admiral Shares	915,703	92,655	1,244,648	119,242

I. Management has determined that no events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of July 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWEHX	VWEAX
Expense Ratio[1]	0.23%	0.13%
30-Day SEC Yield	5.71%	5.81%

Financial Attributes

			Bloomberg
		High-Yield	Barclays
		Corporate	Corporate
		Composite	High Yield
	Fund	Index	Index

Number of Bonds	484	1,813	1,995

Yield to Maturity
(before expenses)	6.0%	5.9%	6.5%

Average Coupon	5.7%	5.9%	6.4%

Average Duration	4.3 years	3.9 years	3.9 years

Average Effective
Maturity	5.6 years	5.3 years	5.3 years

Short-Term
Reserves	2.9%	—	—

Sector Diversification (% of portfolio)
Basic Industry	6.6%
Capital Goods	9.6
Communication	20.4
Consumer Cyclical	10.1
Consumer Non-Cyclical	11.9
Energy	12.7
Finance	10.5
Other Industrial	0.6
Other Corporate	3.5
Technology	7.7
Transportation	0.8
Treasury/Agency	3.9
Utilities	1.7

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
		Bloomberg
	High-Yield	Barclays
	Corporate	Corporate
	Composite	High Yield
	Index	Index
R-Squared	0.97	0.94
Beta	0.90	0.74
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	6.0%
1 - 5 Years	27.3
5 - 10 Years	57.5
10 - 20 Years	3.5
20 - 30 Years	3.3
Over 30 Years	2.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	3.6%
Baa	3.2
Ba	43.5
B	41.6
Caa	7.0
Ca	0.3
C	0.6
Not Rated	0.2

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash
Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 24, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the annualized expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares.

High-Yield Corporate Fund

Investment Focus

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2008, Through July 31, 2018
				High-Yield
				Corporate
				Composite
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	6.83%	-23.02%	-16.19%	-14.77%
2010	10.36	22.32	32.68	34.94
2011	8.23	5.47	13.70	14.22
2012	7.35	0.69	8.04	6.68
2013	6.76	5.15	11.91	12.38
2014	5.84	-1.31	4.53	5.60
2015	5.55	-0.99	4.56	3.57
2016	5.23	-8.22	-2.99	-4.45
2017	6.07	7.36	13.43	16.01
2018	5.34	0.85	6.19	5.69
2019	2.70	-2.88	-0.18	-0.19
For a benchmark description, see the Glossary.
Note: For 2019, performance data reflect the six months ended July 31, 2018.

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	0.94%	4.96%	6.62%	0.30%	6.92%
Admiral Shares	11/12/2001	1.04	5.07	6.74	0.30	7.04

See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U. S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.875%	10/15/18	250,000	249,415	1.1%
	United States Treasury Note/Bond	1.125%	1/15/19	250,000	248,827	1.1%
	United States Treasury Note/Bond	0.875%	4/15/19	250,000	247,500	1.0%
1	United States Treasury Note/Bond	0.750%	8/31/18	125,000	124,864	0.5%
Total U.S. Government and Agency Obligations (Cost $871,873)					870,606	3.7%
Corporate Bonds
Finance
	Banking
	Ally Financial Inc.	4.625%–8.000%	5/19/22–11/1/31	114,213	117,967	0.5%
2	Credit Suisse AG	6.250%	12/31/50	143,170	144,065	0.6%
2	UBS Group AG	6.875%	3/22/66	114,390	119,363	0.5%
3	Banking—Other †				325,167	1.4%
4	Brokerage †				65,197	0.3%
	Finance Companies
[2,3]	AerCap Global Aviation Trust	6.500%	6/15/45	125,050	128,801	0.5%
	Navient Corp.	6.750%	6/25/25	164,585	163,762	0.7%
	Navient Corp.	6.500%	6/15/22	154,369	157,842	0.7%
	Navient Corp.	5.500%–7.250%	1/25/22–8/1/33	164,726	161,818	0.7%
	Springleaf Finance Corp.	7.125%	3/15/26	97,030	98,607	0.4%
	Springleaf Finance Corp.	6.125%–8.250%	12/15/20–3/15/25	164,998	176,699	0.8%
3	Finance Companies—Other †				174,732	0.7%
	Insurance
[4,5,6] Asurion LLC. Bank Loan		5.077%	11/29/24	101,340	101,141	0.4%
3	Insurance—Other †				442,753	1.9%
4	Other Finance †				101,310	0.4%
3	Real Estate Investment Trusts †				48,311	0.2%
					2,527,535	10.7%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
Industrial
	Basic Industry
3	Alliance Resource Operating
	Partners LP / Alliance
	Resource Finance Corp.	7.500%	5/1/25	97,487	103,093	0.4%
3	Basic Industry—Other †				1,456,686	6.2%
	Capital Goods
3	Cemex SAB de CV	6.125%	5/5/25	111,200	115,231	0.5%
3	Flex Acquisition Co. Inc.	6.875%	1/15/25	127,475	123,810	0.5%
3	Standard Industries Inc.	6.000%	10/15/25	139,715	141,811	0.6%
3	Standard Industries Inc.	4.750%–5.500%	2/15/23–1/15/28	104,867	100,841	0.4%
	TransDigm Inc.	6.500%	7/15/24	96,400	98,569	0.4%
	United Rentals
	North America Inc.	4.625%–5.875%	7/15/23–1/15/28	298,096	293,577	1.2%
3	Capital Goods—Other †				1,408,507	6.0%
	Communication
3	Altice US Finance I Corp.	5.500%	5/15/26	83,145	81,378	0.3%
3	CCO Holdings LLC / CCO
	Holdings Capital Corp.	5.125%–5.875%	3/15/21–5/1/27	347,176	345,248	1.5%
3	Cequel Communications
	Holdings I LLC / Cequel
	Capital Corp.	5.125%	12/15/21	59,340	59,340	0.2%
	Charter Communications
	Operating LLC / Charter
	Communications Operating
	Capital	6.484%	10/23/45	39,215	42,664	0.2%
[4,5]	Crown Finance US Inc.
	Bank Loan	4.577%	2/22/25	120,408	120,024	0.5%
3	CSC Holdings LLC	5.500%– 6.750%	11/15/21–4/15/27	137,179	136,971	0.6%
	DISH DBS Corp.	6.750%	6/1/21	152,345	153,488	0.6%
	DISH DBS Corp.	5.875%	7/15/22	115,934	108,398	0.5%
	DISH DBS Corp.	5.000%–7.750%	3/15/23–7/1/26	238,356	203,743	0.9%
	Liberty Interactive LLC	8.250%	2/1/30	126,903	135,469	0.6%
	Sprint Capital Corp.	6.875%	11/15/28	147,060	141,913	0.6%
	Sprint Capital Corp.	8.750%	3/15/32	78,824	84,736	0.4%
3	Sprint Communications
	Inc.	6.000%–7.000%	3/1/20–11/15/22	84,295	87,191	0.4%
	Sprint Corp.	7.875%	9/15/23	300,264	319,781	1.3%
	Sprint Corp.	7.125%–7.625%	6/15/24–2/15/25	125,517	129,788	0.5%
	T-Mobile USA Inc.	5.375%	4/15/27	102,055	100,524	0.4%
3	Telenet Finance Luxembourg
	Notes Sarl	5.500%	3/1/28	110,200	101,089	0.4%
	Time Warner Cable LLC	5.500%–5.875%	11/15/40–9/1/41	52,896	51,433	0.2%
3	Univision Communications Inc.	5.125%	2/15/25	200,720	185,666	0.8%
	Videotron Ltd.	5.000%	7/15/22	108,654	110,555	0.5%
3	Virgin Media
	Finance plc	6.000%– 6.375%	4/15/23–10/15/24	61,085	59,847	0.2%
3	Virgin Media Secured
	Finance plc	5.250%–5.500%	1/15/25–8/15/26	114,760	108,607	0.5%
	Zayo Group LLC /
	Zayo Capital Inc.	6.000%	4/1/23	104,300	106,777	0.4%
[3,4]	Communication—Other †				1,656,921	7.0%

119

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	Consumer Cyclical
3	Adient Global Holdings Ltd.	4.875%	8/15/26	149,047	136,378	0.6%
3	APX Group Inc.	8.875%	12/1/22	134,375	134,711	0.6%
3	CRC Escrow Issuer LLC /
	CRC Finco Inc.	5.250%	10/15/25	159,911	153,714	0.6%
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	112,833	102,960	0.4%
3	Hilton Domestic Operating
	Co. Inc.	4.250%–5.125%	9/1/24–5/1/26	133,080	130,969	0.6%
	Hilton Worldwide Finance LLC /
	Hilton Worldwide Finance Corp.	4.625%	4/1/25	105,130	102,502	0.4%
	Hilton Worldwide Finance LLC /
	Hilton Worldwide Finance Corp.	4.875%	4/1/27	64,885	63,101	0.3%
[3,7]	LHMC Finco Sarl	6.250%–7.875%	12/20/23	100,410	109,008	0.5%
[3,4]	Consumer Cyclical—Other †				1,289,343	5.4%
	Consumer Noncyclical
	CHS/Community Health
	Systems Inc.	6.250%	3/31/23	120,190	111,777	0.5%
[3,7]	Diamond BC BV	5.625%	8/15/25	101,750	109,225	0.5%
	HCA Inc.	4.750%–7.690%	2/15/21– 6/15/26	350,815	360,347	1.5%
3	Post Holdings Inc.	5.000%	8/15/26	120,825	113,575	0.5%
3	Post Holdings Inc.	5.500%–5.750%	3/1/25–1/15/28	155,221	149,576	0.6%
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	106,081	0.5%
3	Valeant Pharmaceuticals
	International Inc.	9.250%	4/1/26	17,325	18,429	0.1%
3	Valeant Pharmaceuticals
	International Inc.	5.500%–9.000%	3/15/22–1/31/27	145,135	150,993	0.6%
3	VRX Escrow Corp.	6.125%	4/15/25	154,710	144,654	0.6%
3	West Street Merger Sub Inc.	6.375%	9/1/25	133,245	129,581	0.5%
[3,4]	Consumer Noncyclical—Other †				1,488,659	6.3%
	Energy
	Chesapeake Energy Corp.	8.000%	6/15/27	100,395	102,654	0.4%
	Energy Transfer Equity LP	5.500%	6/1/27	106,236	108,892	0.5%
	Energy Transfer
	Equity LP	4.250%–7.500%	10/15/20–1/15/24	218,861	224,247	0.9%
	Matador Resources Co.	6.875%	4/15/23	102,250	107,362	0.4%
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	41,960	45,631	0.2%
	Whiting Petroleum Corp.	6.625%	1/15/26	106,234	109,952	0.5%
	WPX Energy Inc.	5.250%	9/15/24	112,100	111,259	0.5%
3	Energy—Other †				2,206,706	9.3%
	Other Industrial
3	Brand Energy & Infrastructure
	Services Inc.	8.500%	7/15/25	104,430	106,519	0.5%
[3,4]	Other Industrial—Other †				53,006	0.2%
	Technology
	Alcatel-Lucent USA Inc.	6.450%– 6.500%	1/15/28–3/15/29	144,767	149,311	0.6%
7	Equinix Inc.	2.875%	2/1/26	102,180	116,205	0.5%
3	First Data Corp.	7.000%	12/1/23	170,875	178,778	0.8%
3	First Data Corp.	5.750%	1/15/24	131,820	134,786	0.6%
3	First Data Corp.	5.000%–5.375%	8/15/23–1/15/24	122,050	123,332	0.5%
[4,5]	First Data Corp. Bank Loan	4.069%	7/8/22	19,077	19,073	0.1%
	Nokia Oyj	4.375%	6/12/27	39,230	36,980	0.2%

120

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Nokia Oyj	6.625%	5/15/39	117,400	123,563	0.5%
[3,4] Technology—Other †				1,109,611	4.7%
3 Transportation †				178,203	0.8%
				18,925,329	80.0%
Utilities (1.5%)
3 Electric †				361,286	1.5%
Total Corporate Bonds (Cost $22,132,717)				21,814,150	92.2%
[3]Sovereign Bonds (Cost $58,395) †				57,519	0.2%

			Shares
Preferred Stocks
GMAC Capital Trust I Pfd.
(Cost $123,777)	8.099%		4,743,200	125,979	0.5%
Common Stocks
§Utilities †				41,520	0.2%
Total Common Stocks (Cost $41,520)				41,520	0.2%

			Face
			Amount
			($000)
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities, LLC
(Dated 7/31/18, Repurchase
Value $23,301,000, collateralized
by Federal Home Loan Mortgage
Corp. 3.000%, 3/1/48, and
Federal National Mortgage
Assn. 4.000%, 7/1/47, with
a value of $23,766,000)	1.930%	8/1/18	23,300	23,300	0.1%
Bank of Montreal (Dated 7/31/18,
Repurchase Value $100,005,000,
collateralized by U. S. Treasury
Bill 0.000%, 5/23/19, and U.S.
Treasury Note/Bond 1.375%–
3.625%, 8/31/19–5/15/46,
with a value of $102,000,000)	1.900%	8/1/18	100,000	100,000	0.4%
JP Morgan Securities LLC (Dated
7/31/18, Repurchase Value
$347,118,000, collateralized
by U. S. Treasury Bill 0.000%,
1/10/19–3/28/19, with a value
of $354,046,000)	1.900%	8/1/18	347,100	347,100	1.5%

121

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
RBC Capital Markets LLC (Dated
7/31/18, Repurchase Value
$175,809,000, collateralized by
Federal Home Loan Mortgage
Corp. 2.500%–4.500%, 2/1/30–
4/1/48, Federal National Mortgage
Assn. 2.301%-5.500%, 7/1/21–
7/1/48, and Government National
Mortgage Assn. 2.500%–3.000%,
8/20/44–10/20/46, with a value
of $179,316,000)	1.900%	8/1/18	175,800	175,800	0.7%
TD Securities (USA) LLC (Dated
7/31/18, Repurchase Value
$48,203,000, collateralized by
Federal National Mortgage Assn.
3.500%, 12/1/47, with a value of
$49,164,000)	1.910%	8/1/18	48,200	48,200	0.2%
Total Temporary Cash Investments (Cost $694,400)				694,400	2.9%
Total Investments (Cost $23,922,682)				23,604,174	99.7%

	Amount
	($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard	1,249
Receivables for Investment Securities Sold	13,606
Receivables for Accrued Income	329,532
Receivables for Capital Shares Issued	26,000
Variation Margin Receivable—CC Swap Contracts	835
Other Assets	3,516
Total Other Assets	374,738	1.6%
Liabilities
Payables for Investment Securities Purchased	(222,962)
Payables for Capital Shares Redeemed	(37,583)
Payables to Investment Advisor	(1,749)
Payables for Distributions	(26,385)
Payables to Vanguard	(18,737)
Unrealized Depreciation—Forward Currency Contracts	(4)
Total Liabilities	(307,420)	(1.3%)
Net Assets	23,671,492	100.0%

High-Yield Corporate Fund

At July 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	24,208,740
Undistributed Net Investment Income	47,001
Accumulated Net Realized Losses	(271,385)
Unrealized Appreciation (Depreciation)
Investment Securities	(318,508)
Swap Contracts	5,836
Forward Currency Contracts	(4)
Foreign Currencies	(188)
Net Assets	23,671,492

Investor Shares—Net Assets
Applicable to 660,020,237 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,790,839
Net Asset Value Per Share—Investor Shares	$5.74

Admiral Shares—Net Assets
Applicable to 3,461,393,609 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,880,653
Net Asset Value Per Share—Admiral Shares	$5.74

• See Note A in Notes to Financial Statements.
§ Certain of the fund’s securities are valued using significant unobservable inputs.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $33,906,000 have been segregated as initial margin for open cleared swap contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2018, the aggregate value of these securities was $9,302,478,000, representing 39.3% of net assets.
4 Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2018, the aggregate value of these securities was $685,960,000, representing 2.9% of net assets.
5 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
6 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2018.
7 Face amount denominated in euro.

High-Yield Corporate Fund

Derivative Financial Instruments Outstanding as of Period End
Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Bank plc	8/31/18	USD	476,857	EUR	406,797	(1)
Citibank, N.A.	8/31/18	USD	65,381	GBP	49,746	(3)
						(4)
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

Centrally Cleared Credit Default Swaps
			Periodic
			Premium		Unrealized
			Received		Appreciation
	Termination	Notional Amount	(Paid)[1]	Value	(Depreciation)
Reference Entity	Date	($000)	(%)	($000)	($000)
Credit Protection Sold
CDX-NA-HY-S30-V1	6/20/23	675,000	5.000	47,619	5,836

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly.

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Six Months Ended
July31,2018
($000)
Investment Income
Income
Dividends	4,417
Interest	670,899
Total Income	675,316
Expenses
Investment Advisory Fees—Note B	3,530
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,449
Management and Administrative—Admiral Shares	9,185
Marketing and Distribution—Investor Shares	321
Marketing and Distribution—Admiral Shares	595
Custodian Fees	58
Shareholders’ Reports—Investor Shares	75
Shareholders’ Reports—Admiral Shares	103
Trustees’ Fees and Expenses	17
Total Expenses	17,333
Expenses Paid Indirectly	(44)
Net Expenses	17,289
Net Investment Income	658,027
Realized Net Gain (Loss)
Investment Securities Sold	109,551
Swap Contracts	11,957
Forward Currency Contracts	32,380
Foreign Currencies	(136)
Realized Net Gain (Loss)	153,752
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(854,295)
Swap Contracts	308
Forward Currency Contracts	550
Foreign Currencies	(332)
Change in Unrealized Appreciation (Depreciation)	(853,769)
Net Increase (Decrease) in Net Assets Resulting from Operations	(41,990)

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	658,027	1,256,042
Realized Net Gain (Loss)	153,752	52,816
Change in Unrealized Appreciation (Depreciation)	(853,769)	118,245
Net Increase (Decrease) in Net Assets Resulting from Operations	(41,990)	1,427,103
Distributions
Net Investment Income
Investor Shares	(107,028)	(218,764)
Admiral Shares	(555,900)	(1,029,787)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(662,928)	(1,248,551)
Capital Share Transactions
Investor Shares	(237,832)	46,679
Admiral Shares	(252,695)	2,859,755
Net Increase (Decrease) from Capital Share Transactions	(490,527)	2,906,434
Total Increase (Decrease)	(1,195,445)	3,084,986
Net Assets
Beginning of Period	24,866,937	21,781,951
End of Period[1]	23,671,492	24,866,937
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $47,001,000 and $2,223,000.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$5.91	$5.86	$5.46	$5.98	$6.04	$6.12
Investment Operations
Net Investment Income	.156[1]	.309[1]	.315	.327	.331	.348
Net Realized and Unrealized Gain (Loss)
on Investments	(.168)	. 048	. 404	(. 495)	(. 059)	(. 080)
Total from Investment Operations	(.012)	.357	.719	(.168)	.272	.268
Distributions
Dividends from Net Investment Income	(.158)	(. 307)	(. 317)	(. 323)	(. 332)	(. 348)
Distributions from Realized Capital Gains	—	—	(.002)	(.029)	—	—
Total Distributions	(.158)	(. 307)	(. 319)	(. 352)	(. 332)	(. 348)
Net Asset Value, End of Period	$5.74	$5.91	$5.86	$5.46	$5.98	$6.04

Total Return[2]	-0.18%	6.19%	13.43%	-2.99%	4.56%	4.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,791	$4,146	$4,064	$3,604	$4,176	$4,394
Ratio of Total Expenses to
Average Net Assets	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to
Average Net Assets	5.48%	5.20%	5.48%	5.61%	5.46%	5.76%
Portfolio Turnover Rate	27%	27%	26%	34%	35%	28%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$5.91	$5.86	$5.46	$5.98	$6.04	$6.12
Investment Operations
Net Investment Income	.160[1]	.314[1]	.320	.333	.337	.354
Net Realized and Unrealized Gain (Loss)
on Investments	(.169)	. 049	. 404	(. 495)	(. 059)	(. 080)
Total from Investment Operations	(.009)	.363	.724	(.162)	.278	.274
Distributions
Dividends from Net Investment Income	(.161)	(. 313)	(. 322)	(. 329)	(. 338)	(. 354)
Distributions from Realized Capital Gains	—	—	(.002)	(.029)	—	—
Total Distributions	(.161)	(. 313)	(. 324)	(. 358)	(. 338)	(. 354)
Net Asset Value, End of Period	$5.74	$5.91	$5.86	$5.46	$5.98	$6.04

Total Return[2]	-0.13%	6.29%	13.54%	-2.90%	4.66%	4.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,881	$20,721	$17,718	$13,183	$12,879	$11,962
Ratio of Total Expenses to
Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	5.58%	5.30%	5.58%	5.71%	5.56%	5.86%
Portfolio Turnover Rate	27%	27%	26%	34%	35%	28%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its

High-Yield Corporate Fund

counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2018, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement

High-Yield Corporate Fund

amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 3% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements

High-Yield Corporate Fund

with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2018, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

High-Yield Corporate Fund

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,249,000, representing 0.01% of the fund’s net assets and 0.50% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2018, custodian fee offset arrangements reduced the fund’s expenses by $44,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of July 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	870,606	—
Corporate Bonds	—	21,814,150	—
Sovereign Bonds	—	57,519	—
Preferred Stocks	—	125,979	—
Common Stocks	—	—	41,520
Temporary Cash Investments	—	694,400	—
Swap Contracts—Assets[1]	835	—	—
Forward Currency Contracts—Liabilities	—	(4)	—
Total	835	23,562,650	41,520
1 Represents variation margin on the last day of the reporting period.

High-Yield Corporate Fund

F. At July 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Currency	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Swap Contracts	—	835	835
Unrealized Depreciation—Forward Currency Contracts	(4)	—	(4)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2018, were:

	Currency	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Forward Currency Contracts	32,380	—	32,380
Swap Contracts	—	11,957	11,957
Realized Net Gain (Loss) on Derivatives	32,380	11,957	44,337

Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Currency Contracts	550	—	550
Swap Contracts	—	308	308
Change in Unrealized Appreciation (Depreciation) on Derivatives	550	308	858

G. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the six months ended July 31, 2018, the fund realized net foreign currency gains of $33,330,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $16,349,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

High-Yield Corporate Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2018, the fund had available capital losses totaling $371,912,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2019; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2018, the cost of investment securities for tax purposes was $23,922,682,000. Net unrealized depreciation of investment securities for tax purposes was $318,508,000, consisting of unrealized gains of $326,218,000 on securities that had risen in value since their purchase and $644,726,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended July 31, 2018, the fund purchased $2,689,831,000 of investment securities and sold $3,009,828,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $246,777,000 and $0, respectively.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2018	January 31, 2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	335,585	58,165	1,286,829	216,908
Issued in Lieu of Cash Distributions	89,840	15,631	184,725	31,077
Redeemed	(663,257)	(115,019)	(1,424,875)	(240,139)
Net Increase (Decrease)—Investor Shares	(237,832)	(41,223)	46,679	7,846
Admiral Shares
Issued	1,949,068	338,374	5,636,834	950,227
Issued in Lieu of Cash Distributions	419,026	72,910	768,182	129,231
Redeemed	(2,620,789)	(454,651)	(3,545,261)	(597,975)
Net Increase (Decrease)—Admiral Shares	(252,695)	(43,367)	2,859,755	481,483

J. Management has determined that no events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2018	7/31/2018	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,001.41	$0.99
Admiral Shares	1,000.00	1,001.91	0.50
Institutional Shares	1,000.00	1,002.06	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$993.29	$0.99
Admiral Shares	1,000.00	993.78	0.49
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$966.36	$1.07
Admiral Shares	1,000.00	966.84	0.59
High-Yield Corporate Fund
Investor Shares	$1,000.00	$998.22	$1.14
Admiral Shares	1,000.00	998.72	0.64
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Institutional Shares	1,000.00	1,024.45	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.70	$1.10
Admiral Shares	1,000.00	1,024.20	0.60
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.65	$1.15
Admiral Shares	1,000.00	1,024.15	0.65

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for
Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the
Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.23% for
Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, and Vanguard Long-Term Investment-Grade Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board also has renewed the investment advisory arrangements between Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund and the funds’ advisor, Wellington Management Company LLP (Wellington Management). The board determined that renewing each fund’s advisory arrangement(s) was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Vanguard. Vanguard has been managing investments for more than four decades and has advised the Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds since their inceptions, and a portion of the Long-Term Investment-Grade Fund since 2013. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The portfolio managers of the funds are backed by well-tenured teams of research analysts who conduct detailed credit analysis. For the Long-Term Investment Grade Fund, the team conducts independent credit analysis on individual issuers in the universe of bonds considered for the fund. The portfolio manager draws upon the sector experience of these analysts and the broader fixed-income team at Wellington Management to manage the fund’s duration, sector, quality, and curve positioning. For the High-Yield Corporate Fund, the advisor focuses on higher quality high-yield bonds, as it expects these higher quality issues to offer a more favorable risk/reward trade-off over the long term. The team’s credit analysis seeks to identify companies whose fundamentals are stable or improving and whose securities offer an attractive yield. The firm has managed the Long-Term Investment-Grade and High-Yield Corporate Funds since their inceptions.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate or expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also include information about the advisory expenses.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fees for the Long-Term Investment-Grade and High-Yield Corporate Funds, because Wellington Management is independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the Long-Term Investment-Grade and High-Yield Corporate Funds’ shareholders benefit from economies of scale because of the breakpoints in each fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board also concluded that the Short-Term Investment-Grade, Intermediate-Term Investment-Grade, and Long-Term Investment-Grade Funds’ at-cost arrangements with Vanguard ensure that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For the three investment-grade funds, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. For the High-Yield Corporate Fund, credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

High-Yield Corporate Composite Index: Consists of 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–5 Year Credit Bond Index, Bloomberg Barclays U.S. 5–10 Year Credit Bond Index, Bloomberg Barclays U.S. Long Credit A or Better Bond Index, and High-Yield Corporate Composite Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Corporate Bond Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Corporate Bond Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Corporate Bond Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Corporate Bond Funds or the owners of the Corporate Bond Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Corporate Bond Funds. Investors acquire the Corporate Bond Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Corporate Bond Funds. The Corporate Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Corporate Bond Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Corporate Bond Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Corporate Bond Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Corporate Bond Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Corporate Bond Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Corporate Bond Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Corporate Bond Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE CORPORATE BOND FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA
Direct Investor Account Services > 800-662-2739	Institute.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q392 092018

Semiannual Report | July 31, 2018

Vanguard Ultra-Short-Term Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	39
Trustees Approve Advisory Arrangement.	41
Glossary.	43

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended July 31, 2018, Vanguard Ultra-Short-Term Bond Fund returned 0.80% for Investor Shares and 0.90% for Admiral Shares. These returns were in line with that of its benchmark index (+0.79%) and the average return of its peer funds (+0.86%).

• The benchmark index consists of a single bond (the most recently issued 1-year U.S. Treasury note). The fund, however, holds a broadly diversified portfolio of more than 500 securities that is actively managed to have a duration of about one year.

• During the period, external factors held back credit assets overall. Uncertainty related to global central bank policies, trade, and other macro factors weighed on returns.

• Credit assets’ yield advantage over U.S. Treasuries offset the negative impact of external factors. The fund’s largest allocation is to asset-backed securities. These holdings boosted returns. Bonds issued by banks, capital goods producers, energy companies, and consumer-oriented companies also helped performance.

Total Returns: Six Months Ended July 31, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Ultra-Short-Term Bond Fund
Investor Shares	2.45%	1.00%	-0.20%	0.80%
Admiral™ Shares	2.55	1.05	-0.15	0.90
Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index				0.79
Ultra-Short Obligations Funds Average				0.86
Ultra-Short Obligations Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Ultra-Short-Term Bond Fund	0.20%	0.10%	0.51%

The fund expense ratios shown are from the prospectus dated May 24, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the fund’s annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Ultra-Short Obligations Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
August 16, 2018

Market Barometer
			Total Returns
		Periods Ended July 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.86%	16.19%	12.96%
Russell 2000 Index (Small-caps)	6.75	18.73	11.33
Russell 3000 Index (Broad U.S. market)	1.30	16.39	12.83
FTSE All-World ex US Index (International)	-6.57	6.19	5.97

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.45%	-0.80%	2.25%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	1.18	0.99	3.76
FTSE Three-Month U. S. Treasury Bill Index	0.83	1.41	0.41

CPI
Consumer Price Index	1.67%	2.95%	1.53%

3

Advisor’s Report

For the six months ended July 31, 2018, Vanguard Ultra-Short-Term Bond Fund returned 0.80% for Investor Shares and 0.90% for Admiral Shares. The fund’s benchmark, the Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index, which consists of a single 1-year Treasury note, returned 0.79%. The average return of peer funds was 0.86%.

The investment environment

Macroeconomic fundamentals were robust throughout the half year. Business confidence held up even in the face of trade uncertainties, and consumer spending was supported by solid expansion in the job market. Unemployment hit a 17-year low, finishing the period at 3.9%. The tax cuts enacted late last year and the March passage of a bill increasing federal government spending spurred optimism about growth, which accelerated to a little over 3% in inflation-adjusted terms on an annualized basis for the first six months of 2018. An increase in the price of oil helped inflation move toward the Federal Reserve’s target of 2%.

Responding to the health of the economy, the Fed moved further down the path toward monetary policy normalization.

It continued shrinking the $4.5 trillion balance sheet it had amassed as part of the stimulus begun in the wake of the 2008 global financial crisis. It also raised the federal funds target rate in March and

Yields of U.S. Treasury Securities
	January 31,	July 31,
Maturity	2018	2018
2 years	2.14%	2.67%
3 years	2.29	2.77
5 years	2.52	2.85
10 years	2.71	2.96
30 years	2.94	3.08
Source: Vanguard.

4

again in June, to a range of 1.75%–2%, and signaled that two more hikes would come before the end of 2018.

The Fed’s actions pushed shorter-term yields higher. The yield of the 2-year Treasury note climbed 53 basis points to 2.67%. (A basis point is one-hundredth of a percentage point.)

Demand for longer-term bonds was supported at times by escalating trade tensions, political uncertainty in Europe, and geopolitical flare-ups. Nonetheless, the outlook for continuing growth and rising inflation expectations led yields on these securities to end the period higher as well, though not by as much as their shorter-term counterparts. The yield of the bellwether 10-year Treasury note ended the period 25 basis points higher at 2.96%.

Investment-grade corporate bonds fared worse, returning –3.3%. Corporate fundamentals remained strong and corporate earnings were very robust in the first two quarters of 2018—the tax cuts in the United States helped with that—but valuations were high and support from external factors weakened.

Management of the fund

Your fund is supported by the full resources of Vanguard’s Fixed Income Group: its credit analysts, risk managers, and bond traders. We use the same investment philosophy and processes that are in place at Vanguard’s other actively managed taxable bond funds. This includes investing in a diversified array of securities, including Treasury, agency, corporate, and asset-backed bonds, in our quest to provide income while maintaining limited price volatility.

A majority of the fund’s holdings have an expected maturity of three years or less, and we typically hold those bonds until they mature. We strive to maintain the fund’s duration (a measure of the sensitivity of bond, and bond mutual fund, prices to changes in interest rates) at or near one year. That duration is in line with the fund’s 1-year Treasury benchmark.

We seek to add value versus the benchmark through asset allocation and security selection. The choices we make in allocation by issuer, sector, and credit quality can lead to over- and underperformance relative to the benchmark.

During the period, we continued to have significant exposure to asset-backed securities and commercial mortgage-backed securities, both of which we view as having attractive return prospects, particularly on the short end of the yield curve. The asset-backed securities were primarily backed by automobile loans and credit card accounts. Both sectors are very liquid and help us manage positions in the fund.

Despite strong fundamentals, the performance of corporate bonds in the portfolio was held back by external factors. With the tax changes for corporations, a number of large multinational companies that had been investing overseas money

5

in high-quality corporate bonds withdrew from the market. And with the Fed on a tightening path, rising hedging costs for foreign buyers led some of them to pull back as well.

Another challenge was the market’s uncertainty about the longer-term credit outlook. With the Fed continuing to wind down monetary stimulus and raise rates, investors seemed to pause during the period to assess the outlook.

Despite these challenges, our positions in telecommunications, media, and energy helped performance. Financials held back results.

We remain optimistic regarding the next six months, as investor uncertainty over the credit cycle will limit how much the Fed can tighten. We believe high-quality corporate debt is well-positioned in the current environment, especially shorter-duration corporate bonds, which are less vulnerable to wider spreads. We will continue to take advantage of opportunities in an environment where fundamentals remain strong but uncertainty in the macro environment is prompting some volatility.

Outlook

Given the tax cuts and increased government spending that have come on top of solid fundamentals—and absent any external shocks—the U.S. economy is on track to break above its long-term potential growth rate in 2018. This growth, and some upward pressure on wages from the tightened labor market, may push the U.S. core personal consumption expenditures price index to a little above 2% by the end of 2018.

We see this as a cyclical bounce, however, and still expect long-term structural pressures from an aging population, global sourcing of goods and labor, and technological disruptions to result in moderate long-run growth and inflation.

Some upward adjustments to the Fed’s assumptions—the economy growing a little faster, unemployment falling a little lower, and inflation running a little higher—should justify another two rate hikes this year. The Fed has also penciled in additional rate hikes in 2019. The unwinding of its balance sheet is likely to continue in September given the bond market’s limited reaction so far.

We may continue to see bouts of volatility related to inflation and interest rate expectations as well as concerns about whether we are approaching the end of the current credit cycle. Other potential triggers include the U.S. midterm elections, an intensification of trade disputes, flare-ups in geopolitical tensions, and missteps by central banks. The funds remained positioned to take advantage of any repricing of risk that those concerns may create.

It’s worth restating that investors should look beyond short-term volatility and adhere to their long-term investment strategies. And it’s also worth noting that

6

higher rates are, on balance, beneficial for long-term investors in shorter-term bonds: Losses caused by widening spreads are modest, and coupon payments and proceeds from maturing bonds can be reinvested at higher rates.

Whatever the markets may bring, our experienced team of portfolio managers, credit analysts, and traders will continue to seek out opportunities to add to the fund’s performance.

Samuel C. Martinez, CFA,
Portfolio Manager

Daniel Shaykevich, Principal
and Portfolio Manager

Vanguard Fixed Income Group

August 9, 2018

7

Ultra-Short-Term Bond Fund

Fund Profile
As of July 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VUBFX	VUSFX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.45%	2.55%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		U.S.	Barclays
		Treasury	Aggregate
		Bellwethers:	Bond
	Fund 1 Year Index		Index

Number of Bonds	529	1	10,012

Yield to Maturity
(before expenses)	2.9%	2.4%	3.4%

Average Coupon	2.7%	0.0%	3.1%

Average Duration	1.0 years	1.0 years	6.0 years

Average Effective
Maturity	0.9 years	1.0 years	8.4 years

Short-Term
Reserves	7.0%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	42.5%
Commercial Mortgage-Backed	0.1
Finance	16.4
Foreign	6.3
Government Mortgage-Backed	0.2
Industrial	18.1
Treasury/Agency	4.6
Utilities	4.7
Other	0.1
Short-Term Reserves	7.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	60.4%
1 - 3 Years	39.4
3 - 5 Years	0.1
5 - 7 Years	0.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	5.4%
Aaa	39.5
Aa	11.3
A	22.0
Baa	15.0
Ba	0.8
Not Rated	6.0

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 24, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

8

Ultra-Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): February 24, 2015, Through July 31, 2018
				Bloomberg
				Barclays
				U.S. Treasury
				Bellwethers:
			Investor Shares	1 Year Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2016	0.54%	-0.10%	0.44%	0.48%
2017	1.03	0.10	1.13	0.71
2018	1.45	-0.28	1.17	0.63
2019	1.00	-0.20	0.80	0.79
Note: For 2019, performance data reflect the six months ended July 31, 2018.

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

			Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	2/24/2015	1.24%	1.14%	-0.14%	1.00%
Admiral Shares	2/24/2015	1.43	1.23	-0.13	1.10

See Financial Highlights for dividend and capital gains information.

9

Ultra-Short-Term Bond Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (4.7%)
U. S. Government Securities (4.2%)
	United States Treasury Note/Bond	1.500%	12/31/18	15,000	14,958
	United States Treasury Note/Bond	1.125%	1/31/19	115,000	114,371
	United States Treasury Note/Bond	1.250%	4/30/19	50,000	49,594
1	United States Treasury Note/Bond	1.250%	5/31/19	400	396
1	United States Treasury Note/Bond	1.375%	7/31/19	200	198
	United States Treasury Note/Bond	1.500%	10/31/19	4,800	4,739
	United States Treasury Note/Bond	1.750%	11/30/19	200	198
	United States Treasury Note/Bond	1.875%	12/31/19	1,860	1,842
	United States Treasury Note/Bond	2.000%	1/31/20	1,090	1,080
	United States Treasury Note/Bond	2.250%	2/29/20	300	298
	United States Treasury Note/Bond	2.375%	4/30/20	1,100	1,095
1	United States Treasury Note/Bond	2.500%	5/31/20	1,000	997
					189,766
Agency Bonds and Notes (0.4%)
2	Federal Home Loan Banks	1.750%	12/14/18	7,500	7,489
2	Federal Home Loan Banks	1.375%	5/28/19	500	496
2	Federal Home Loan Banks	0.875%	8/5/19	6,000	5,905
3	Federal National Mortgage Assn.	0.875%	8/2/19	3,350	3,297
	Private Export Funding Corp.	4.375%	3/15/19	1,000	1,012
2	Tennessee Valley Authority	2.250%	3/15/20	600	595
					18,794
Nonconventional Mortgage-Backed Securities (0.1%)
[3,4,5] Fannie Mae REMICS 2012-60		2.464%	6/25/42	1,894	1,905
[3,4,5] Fannie Mae REMICS 2016-62		2.464%	9/25/46	1,041	1,040
[3,4,5] Fannie Mae REMICS 2016-93		2.414%	12/25/46	2,539	2,530
					5,475
Total U.S. Government and Agency Obligations (Cost $214,602)					214,035
Asset-Backed/Commercial Mortgage-Backed Securities (42.6%)
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	40	40
4	AmeriCredit Automobile Receivables
	Trust 2015-3	2.080%	9/8/20	124	123
4	AmeriCredit Automobile Receivables
	Trust 2015-3	3.340%	8/8/21	330	331

10

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	AmeriCredit Automobile Receivables
	Trust 2016-1	1.810%	10/8/20	253	253
4	AmeriCredit Automobile Receivables
	Trust 2016-2	3.650%	5/9/22	70	70
4	AmeriCredit Automobile Receivables
	Trust 2016-4	1.340%	4/8/20	184	184
4	AmeriCredit Automobile Receivables
	Trust 2016-4	1.530%	7/8/21	310	308
4	AmeriCredit Automobile Receivables
	Trust 2016-4	2.410%	7/8/22	345	339
4	AmeriCredit Automobile Receivables
	Trust 2017-1	1.510%	5/18/20	1,806	1,803
4	AmeriCredit Automobile Receivables
	Trust 2017-2	1.650%	9/18/20	6,631	6,614
4	AmeriCredit Automobile Receivables
	Trust 2017-3	1.690%	12/18/20	4,569	4,553
4	AmeriCredit Automobile Receivables
	Trust 2017-4	1.830%	5/18/21	25,579	25,472
4	AmeriCredit Automobile Receivables
	Trust 2017-4	2.040%	7/18/22	11,850	11,672
[4,6]	ARI Fleet Lease Trust 2017-A	1.910%	4/15/26	7,313	7,262
[4,6]	ARL Second LLC 2014-1A	2.920%	6/15/44	234	229
[4,6]	Avis Budget Rental Car Funding AESOP
	LLC 2013-1A	1.920%	9/20/19	50	50
[4,6]	Avis Budget Rental Car Funding AESOP
	LLC 2013-2A	2.970%	2/20/20	8,555	8,559
[4,6]	Avis Budget Rental Car Funding AESOP
	LLC 2014-1	2.460%	7/20/20	23,382	23,280
[4,6]	Avis Budget Rental Car Funding AESOP
	LLC 2014-2A	2.500%	2/20/21	42,235	41,852
4	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	7,650	7,569
[4,7]	Brazos Higher Education Authority Inc.
	Series 2011-1	3.130%	2/25/30	145	146
[4,5]	Cabela’s Credit Card Master Note Trust
	2016-1	2.922%	6/15/22	2,780	2,796
[4,6]	California Republic Auto Receivables Trust
	2015-4	2.580%	6/15/21	72	72
4	California Republic Auto Receivables Trust
	2016-2	1.560%	7/15/20	447	447
4	California Republic Auto Receivables Trust
	2016-2	1.830%	12/15/21	240	238
4	California Republic Auto Receivables Trust
	2018-1	3.140%	8/15/22	17,000	16,988
4	California Republic Auto Receivables Trust
	2018-1	2.860%	3/15/21	22,000	22,003
[4,6]	Canadian Pacer Auto Receivables Trust A
	Series 2017	2.050%	3/19/21	5,920	5,846
[4,6]	Canadian Pacer Auto Receiveable Trust A
	Series 2017	1.772%	12/19/19	4,756	4,744
4	Capital Auto Receivables Asset Trust 2014-3	3.940%	4/20/23	500	501
4	Capital Auto Receivables Asset Trust 2015-1	2.100%	1/21/20	3,332	3,331
4	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	35	35
4	Capital Auto Receivables Asset Trust 2016-1	1.980%	10/20/20	1,500	1,495
4	Capital Auto Receivables Asset Trust 2016-2	1.460%	6/22/20	911	909

11

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	70	69
4	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	40	40
[4,6]	Capital Auto Receivables Asset Trust 2017-1	2.020%	8/20/21	6,670	6,611
[4,6]	Capital Auto Receivables Asset Trust 2018-1	2.790%	1/20/22	25,000	24,917
4	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	73	72
4	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	95	95
4	CarMax Auto Owner Trust 2016-1	1.610%	11/16/20	593	590
4	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	4,316	4,271
4	CarMax Auto Owner Trust 2018-1	2.230%	5/17/21	11,300	11,253
[4,6]	Chesapeake Funding II LLC 2016-1A	2.110%	3/15/28	398	397
[4,6]	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	1,191	1,185
[4,6]	Chesapeake Funding II LLC 2017-3A	1.910%	8/15/29	17,234	17,044
[4,6]	Chesapeake Funding II LLC 2017-4A	2.120%	11/15/29	17,402	17,203
[4,6]	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	12,500	12,445
[4,6]	Chesapeake Funding II LLC 2018-2A	1.990%	5/15/29	6,582	6,514
[4,6]	Chrysler Capital Auto Receivables Trust
	2014-BA	3.440%	8/16/21	800	802
[4,6]	Chrysler Capital Auto Receivables Trust
	2015-BA	3.260%	4/15/21	500	501
[4,6]	Chrysler Capital Auto Receivables Trust
	2016-AA	1.960%	1/18/22	1,110	1,105
[4,6]	Chrysler Capital Auto Receivables Trust
	2016-AA	2.880%	6/15/22	70	70
[4,6]	Chrysler Capital Auto Receivables Trust
	2016-AA	4.220%	2/15/23	570	576
[4,6]	Chrysler Capital Auto Receivables Trust
	2016-BA	1.640%	7/15/21	35	35
4	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	426	426
[4,5,6] Colony American Homes 2015-1A		3.278%	7/17/32	196	196
4	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	355	350
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	209	209
4	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	90	90
4	COMM 2014-CCRE16 Mortgage Trust	1.445%	4/10/47	10	10
4	COMM 2014-CCRE21 Mortgage Trust	1.494%	12/10/47	163	162
4	COMM 2015-CCRE25 Mortgage Trust	1.737%	8/10/48	222	219
[4,6]	Daimler Trucks Retail Trust 2018-1	2.850%	7/15/21	16,670	16,640
[4,6]	Dell Equipment Finance Trust 2016-1	1.650%	7/22/21	794	793
[4,6]	Dell Equipment Finance Trust 2017-1	1.860%	6/24/19	1,259	1,257
[4,6]	Dell Equipment Finance Trust 2017-2	1.970%	2/24/20	8,079	8,051
[4,6]	Dell Equipment Finance Trust 2018-1	2.970%	10/22/20	8,310	8,316
[4,6]	Dell Equipment Finance Trust 2018-1	3.180%	6/22/23	3,990	3,987
[4,6]	DLL Securitization Trust Series 2017-A	1.890%	7/15/20	11,031	10,992
[4,6]	DLL Securitization Trust Series 2018-1	2.810%	11/17/20	20,000	19,995
[4,6]	DRB Prime Student Loan Trust 2017-C	1.870%	11/25/42	9,194	9,161
[4,6]	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	12	12
[4,6]	Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	14	14
[4,6]	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	145	146
[4,6]	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	4,248	4,256
[4,6]	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	150	150
[4,6]	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	7,883	7,893
[4,6]	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	2,200	2,235
[4,6]	Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	313	313
[4,6]	Drive Auto Receivables Trust 2016-C	3.020%	11/15/21	7,500	7,505

12

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,6]	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	1,240	1,254
4	Drive Auto Receivables Trust 2017-1	2.360%	3/15/21	26,416	26,389
4	Drive Auto Receivables Trust 2017-3	2.300%	5/17/21	10,620	10,598
4	Drive Auto Receivables Trust 2017-3	2.800%	7/15/22	7,120	7,092
[4,6]	Drive Auto Receivables Trust 2017-BA	2.200%	5/15/20	2,192	2,191
4	Drive Auto Receivables Trust 2018-1	2.420%	1/15/21	33,000	32,945
4	Drive Auto Receivables Trust 2018-2	2.640%	9/15/20	20,000	19,996
4	Drive Auto Receivables Trust 2018-2	2.880%	6/15/21	10,000	9,995
4	Drive Auto Receivables Trust 2018-2	3.220%	4/15/22	3,100	3,098
4	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	4,750	4,747
4	Drive Auto Receivables Trust 2018-3	3.010%	11/15/21	16,000	15,998
4	Drive Auto Receivables Trust 2018-3	3.370%	9/15/22	8,000	7,998
[4,6]	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	1,490	1,486
[4,6]	Enterprise Fleet Financing LLC Series 2016-1	1.830%	9/20/21	240	239
[4,6]	Enterprise Fleet Financing LLC Series 2016-2	1.740%	2/22/22	1,354	1,347
[4,6]	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	2,133	2,118
[4,6]	Enterprise Fleet Financing LLC Series 2017-2	1.970%	1/20/23	25,608	25,404
[4,6]	Enterprise Fleet Financing LLC Series 2017-3	2.130%	5/22/23	12,000	11,879
[4,6]	Enterprise Fleet Financing LLC Series 2018-1	2.870%	10/20/23	15,000	14,944
[4,5,6] Evergreen Credit Card Trust Series 2017-1		2.332%	10/15/21	4,000	4,001
[3,4,5] Fannie Mae Connecticut Avenue Securities
	2016-C04	3.514%	1/25/29	156	158
[3,4,5] Fannie Mae Connecticut Avenue Securities
	2016-C05	3.414%	1/25/29	304	305
[4,6]	Flagship Credit Auto Trust 2017-1	1.930%	12/15/21	3,751	3,741
[4,6]	Flagship Credit Auto Trust 2017-1	2.830%	3/15/23	3,000	2,988
[4,6]	Flagship Credit Auto Trust 2017-4	2.070%	4/15/22	14,147	14,030
[4,6]	Flagship Credit Auto Trust 2018-1	2.590%	6/15/22	20,004	19,917
4	Ford Credit Auto Lease Trust 2017-B	2.030%	12/15/20	9,210	9,121
[4,6]	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	9,200	9,163
[4,6]	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	800	797
[4,6]	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	1,700	1,687
4	Ford Credit Auto Owner Trust 2016-B	1.520%	8/15/21	700	687
4	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	160	157
4	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	2.310%	2/15/21	827	825
4	Ford Credit Floorplan Master Owner Trust A
	Series 2016-3	1.550%	7/15/21	3,520	3,477
[3,4,5] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA2	4.264%	10/25/28	160	162
[3,4,5] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	4.064%	12/25/28	229	233
[3,4,6] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2018-SPI1	3.745%	2/25/48	1,452	1,447
[3,4,6] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2018-SPI2	3.820%	5/25/48	1,657	1,653
[4,6]	FRS I LLC 2013-1A	1.800%	4/15/43	12	12
[4,6]	FRS I LLC 2013-1A	3.080%	4/15/43	1,725	1,719
4	GM Financial Automobile Leasing Trust 2015-3	2.320%	11/20/19	49	49
4	GM Financial Automobile Leasing Trust 2015-3	2.980%	11/20/19	120	120
4	GM Financial Automobile Leasing Trust 2015-3	3.480%	8/20/20	2,144	2,146
4	GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	150	150
4	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	240	239
4	GM Financial Automobile Leasing Trust 2017-1	2.260%	8/20/20	1,800	1,787

13

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	GM Financial Automobile Leasing Trust 2017-2	2.020%	9/21/20	16,250	16,106
4	GM Financial Automobile Leasing Trust 2017-3	1.720%	1/21/20	3,734	3,717
4	GM Financial Automobile Leasing Trust 2017-3	2.010%	11/20/20	730	722
4	GM Financial Automobile Leasing Trust 2017-3	2.120%	9/20/21	660	651
4	GM Financial Automobile Leasing Trust 2017-3	2.400%	9/20/21	1,150	1,131
4	GM Financial Automobile Leasing Trust 2017-3	2.730%	9/20/21	450	444
4	GM Financial Automobile Leasing Trust 2018-1	2.610%	1/20/21	18,500	18,389
4	GM Financial Automobile Leasing Trust 2018-2	2.830%	7/20/20	28,000	28,006
4	GM Financial Automobile Leasing Trust 2018-2	3.060%	6/21/21	10,250	10,243
[4,6]	GM Financial Consumer Automobile 2017-3A	1.970%	5/16/22	10,500	10,327
[4,6]	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	300	299
[4,6]	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	220	217
[4,5,6] GMF Floorplan Owner Revolving Trust 2016-1		2.923%	5/17/21	592	595
[4,6]	GMF Floorplan Owner Revolving Trust 2018-1	3.060%	3/15/22	3,250	3,244
[4,6]	GMF Floorplan Owner Revolving Trust 2018-1	3.250%	3/15/22	3,000	2,994
[4,6]	GMF Floorplan Owner Revolving Trust 2018-1	3.500%	3/15/22	4,624	4,615
[4,6]	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	7,740	7,616
[4,6,7] Gosforth Funding 2016-1A plc		3.043%	2/15/58	498	499
[4,6,7] Gosforth Funding 2017-1A plc		2.796%	12/19/59	14,016	14,023
[4,6]	GreatAmerica Leasing Receivables Funding
	LLC Series 2017-1	1.720%	4/22/19	1,289	1,288
[4,6]	GreatAmerica Leasing Receivables Funding
	LLC Series 2018-1	2.350%	5/15/20	30,000	29,902
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	43	43
[4,5,6] Hertz Fleet Lease Funding LP 2016-1		3.186%	4/10/30	1,291	1,293
[4,6]	Hertz Fleet Lease Funding LP 2018-1	3.230%	5/10/32	7,900	7,894
[4,6]	Hertz Vehicle Financing II LP 2015-1A	2.730%	3/25/21	34,664	34,293
[4,6]	Hertz Vehicle Financing II LP 2015-2A	2.020%	9/25/19	2,135	2,133
[4,6]	Hertz Vehicle Financing II LP 2016-1A	2.320%	3/25/20	2,100	2,091
[4,6]	Hertz Vehicle Financing II LP 2016-3A	2.270%	7/25/20	420	416
[4,6]	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	927	926
[4,6,7] Holmes Master Issuer plc 2018-1		2.699%	10/15/54	12,600	12,588
4	Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	491	491
[4,6]	Hyundai Auto Lease Securitization Trust
	2017-A	2.130%	4/15/21	7,600	7,548
[4,6]	Hyundai Auto Lease Securitization Trust
	2017-B	1.970%	7/15/20	24,000	23,813
[4,6]	Hyundai Auto Lease Securitization Trust
	2017-C	1.890%	3/16/20	15,542	15,444
[4,6]	Hyundai Auto Lease Securitization Trust
	2017-C	2.120%	2/16/21	11,200	11,087
[4,6]	Hyundai Auto Lease Securitization Trust
	2018-A	2.810%	4/15/21	15,655	15,601
[4,6]	Hyundai Auto Lease Securitization Trust
	2018-B	3.040%	10/15/21	7,170	7,158
[4,6]	Hyundai Floorplan Master Owner Trust
	Series 2016-1A	1.810%	3/15/21	320	318
[4,7]	Illinois Student Assistance Commission
	Series 2010-1	3.385%	4/25/22	6	6
4	John Deere Owner Trust 2015-B	1.440%	10/15/19	169	169
4	John Deere Owner Trust 2016-B	1.490%	5/15/23	130	128
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2014-C20	1.268%	7/15/47	38	38

14

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	3.019%	8/15/46	33	33
4	JPMBB Commercial Mortgage Securities
	Trust 2013-C15	2.977%	11/15/45	179	179
4,6	Kubota Credit Owner Trust 2018-1A	2.800%	2/16/21	24,250	24,212
[4,6,7]	Lanark Master Issuer plc 2018-1A	2.749%	12/22/69	6,016	6,013
[4,5,6]	Lanark Master Issuer plc 2018-2A	2.844%	12/22/69	22,270	22,268
4,6	Master Credit Card Trust II Series 2017-1A	2.260%	7/21/21	7,900	7,808
4	Mercedes-Benz Auto Lease Trust 2018-A	2.200%	4/15/20	20,000	19,969
4	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	9,900	9,834
4,6	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	15	15
4,6	MMAF Equipment Finance LLC 2017-A	1.730%	5/18/20	2,025	2,020
4,6	MMAF Equipment Finance LLC 2018-A	2.920%	7/12/21	10,000	9,987
4	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C11	3.085%	8/15/46	508	503
4	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C17	1.551%	8/15/47	5	5
[4,5,6]	Motor plc 2017 1A	2.594%	9/25/24	12,940	12,952
4,5	Navient Student Loan Trust 2015-3	2.384%	7/25/30	4	4
[4,5,6]	Navient Student Loan Trust 2016-2	2.814%	6/25/65	68	68
[4,5,6]	Navient Student Loan Trust 2016-3	2.664%	6/25/65	46	46
[4,5,6]	Navient Student Loan Trust 2016-6A	2.544%	3/25/66	2,192	2,194
[4,5,6]	Navient Student Loan Trust 2017-3A	2.364%	7/26/66	5,795	5,795
[4,5,6]	Navient Student Loan Trust 2017-4A	2.304%	9/27/66	9,442	9,444
[4,5,6]	Navient Student Loan Trust 2017-A	2.472%	12/16/58	3,096	3,099
4,6	Navient Student Loan Trust 2018-A	2.530%	2/18/42	36,779	36,456
4,6	Navient Student Loan Trust 2018-CA	3.010%	6/16/42	9,000	8,999
[4,5,6]	Navistar Financial Dealer Note Master Trust II
	2016-1A	3.414%	9/27/21	1,480	1,482
[4,5,6]	Navistar Financial Dealer Note Master Trust II
	2017-1A	2.844%	6/27/22	1,600	1,606
5	New Mexico Educational Assistance
	Foundation 2013-1	2.792%	1/2/25	75	75
4,6	NextGear Floorplan Master Owner Trust
	2016-1A	2.740%	4/15/21	1,850	1,848
4	Nissan Auto Lease Trust 2016-A	1.650%	10/15/21	1,060	1,059
4	Nissan Auto Lease Trust 2016-B	1.500%	7/15/19	1,432	1,429
4	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	1,530	1,518
4	Nissan Auto Lease Trust 2017-B	1.830%	12/16/19	30,599	30,449
4	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	12,250	12,134
4	Nissan Auto Receivables 2016-B Owner Trust	1.320%	1/15/21	398	395
[4,5,6]	Pepper Residential Securities Trust
	2017A-A1UA	3.186%	3/10/58	2,415	2,418
[4,5,6]	Pepper Residential Securities Trust
	2018A-A1UA	3.017%	3/12/47	19,113	19,132
[4,5,6]	Pepper Residential Securities Trust
	2019A-A1U1	2.417%	10/12/18	11,200	11,192
[4,5,6]	Pepper Residential Securities Trust
	2020A-A1U1	2.572%	3/16/19	3,580	3,563
§,4,5,6 Pepper Residential Securities Trust
	2021-A1U	0.000%	1/16/60	18,230	18,230
[4,6,7]	Permanent Master Issuer plc 2018-1A	2.747%	7/15/58	19,700	19,701
[4,5,6]	PFS Financing Corp. 2017-AA	2.652%	3/15/21	20,750	20,768
[4,5,6]	PFS Financing Corp. 2017-C	2.542%	10/15/21	12,100	12,123

15

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,5,6] Resimac Premier Series 2016-1A		3.476%	10/10/47	1,947	1,961
[4,5,6] Resimac Premier Series 2017-1A		3.027%	9/11/48	19,033	19,047
	Royal Bank of Canada	2.200%	9/23/19	855	849
4	Santander Drive Auto Receivables Trust
	2014-4	2.600%	11/16/20	138	138
4	Santander Drive Auto Receivables Trust
	2015-1	2.570%	4/15/21	628	628
4	Santander Drive Auto Receivables Trust
	2016-1	2.470%	12/15/20	83	83
4	Santander Drive Auto Receivables Trust
	2016-2	2.080%	2/16/21	120	119
4	Santander Drive Auto Receivables Trust
	2016-2	2.660%	11/15/21	110	110
4	Santander Drive Auto Receivables Trust
	2016-3	2.460%	3/15/22	5,440	5,389
4	Santander Drive Auto Receivables Trust
	2017-1	1.770%	9/15/20	2,395	2,392
4	Santander Drive Auto Receivables Trust
	2017-2	1.600%	3/16/20	1,254	1,254
4	Santander Drive Auto Receivables Trust
	2017-2	2.210%	10/15/21	11,000	10,950
4	Santander Drive Auto Receivables Trust
	2017-3	1.670%	6/15/20	4,370	4,366
4	Santander Drive Auto Receivables Trust
	2017-3	1.870%	6/15/21	9,280	9,231
4	Santander Drive Auto Receivables Trust
	2017-3	2.190%	3/15/22	15,000	14,834
4	Santander Drive Auto Receivables Trust
	2018-1	2.100%	11/16/20	15,397	15,358
4	Santander Drive Auto Receivables Trust
	2018-1	2.320%	8/16/21	9,700	9,630
4	Santander Drive Auto Receivables Trust
	2018-1	2.630%	7/15/22	12,500	12,349
4	Santander Drive Auto Receivables Trust
	2018-2	3.030%	9/15/22	22,000	21,911
4	Santander Drive Auto Receivables Trust
	2018-3	2.780%	3/15/21	41,000	41,008
4	Santander Drive Auto Receivables Trust
	2018-3	3.030%	2/15/22	26,000	25,988
4	Santander Drive Auto Receivables Trust
	2018-3	3.290%	10/17/22	10,750	10,742
[4,6]	Santander Retail Auto Lease Trust 2017-A	2.020%	3/20/20	25,477	25,373
[4,6]	Santander Retail Auto Lease Trust 2018-A	2.930%	5/20/21	12,600	12,567
[4,6]	Securitized Term Auto Receivables Trust
	2017-2A	1.775%	1/27/20	8,382	8,352
[4,6]	Securitized Term Auto Receivables Trust
	2017-2A	2.040%	4/26/21	6,430	6,316
[4,6]	Securitized Term Auto Receivables Trust
	2018-1A	2.807%	12/29/20	25,000	24,951
[4,6]	SLM Private Education Loan Trust 2011-A	4.370%	4/17/28	16	16
[4,5,6] SLM Private Education Loan Trust 2013-A		3.122%	5/17/27	447	448
[4,6]	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	56	55
[4,5,6] SLM Private Education Loan Trust 2013-C		3.472%	10/15/31	4,192	4,219
4	SMART ABS Series 2016-2US Trust	1.450%	8/14/19	1,281	1,282

16

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,5,6] SMB Private Education Loan Trust 2016-C		2.622%	11/15/23	962	962
[4,5,6] SMB Private Education Loan Trust 2017-A		2.522%	6/17/24	1,500	1,500
[4,5,6] SMB Private Education Loan Trust 2018-A		2.422%	3/16/26	32,823	32,839
[4,6]	SoFi Professional Loan Program 2016-C LLC	1.480%	5/26/31	266	265
[4,6]	SoFi Professional Loan Program 2016-D LLC	1.530%	4/25/33	1,163	1,159
[4,6]	SoFi Professional Loan Program 2016-E LLC	1.630%	1/25/36	716	714
[4,6]	SoFi Professional Loan Program 2017-A LLC	1.550%	3/26/40	1,792	1,777
[4,6]	SoFi Professional Loan Program 2017-B LLC	1.830%	5/25/40	3,434	3,412
[4,6]	SoFi Professional Loan Program 2017-C LLC	1.750%	7/25/40	3,456	3,428
[4,6]	SoFi Professional Loan Program 2017-D LLC	1.720%	9/25/40	4,809	4,779
[4,6]	SoFi Professional Loan Program 2017-E LLC	1.860%	11/26/40	10,288	10,148
[4,6]	SoFi Professional Loan Program 2017-F LLC	2.050%	1/25/41	6,737	6,677
[4,6]	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	7,149	7,088
[4,6]	SoFi Professional Loan Program 2018-B LLC	2.640%	8/25/47	36,301	36,114
4	Synchrony Credit Card Master Note Trust
	2015-3	1.740%	9/15/21	2,750	2,748
4	Synchrony Credit Card Master Note Trust
	2015-3	1.940%	9/15/21	9,209	9,203
4	Synchrony Credit Card Master Note Trust
	2016-1	2.390%	3/15/22	1,180	1,177
4	Synchrony Credit Card Master Note Trust
	2016-3	1.580%	9/15/22	4,640	4,572
4	Synchrony Credit Card Master Note Trust
	2016-3	1.910%	9/15/22	3,190	3,152
[4,6]	TCF Auto Receivables Owner Trust 2016-PT1	1.930%	6/15/22	18,371	18,181
[4,6]	Tesla Auto Lease Trust 2018-A	2.320%	12/20/19	3,733	3,720
[4,6]	Tesla Auto Lease Trust 2018-A	2.750%	2/20/20	320	318
[4,6]	Tesla Auto Lease Trust 2018-A	2.970%	4/20/20	260	259
[4,6]	Tesla Auto Lease Trust 2018-A	3.300%	5/20/20	290	289
[4,6]	Tidewater Auto Receivables Trust 2018-AA	3.120%	7/15/22	4,290	4,286
6	Toronto-Dominion Bank	1.950%	4/2/20	15,081	14,798
[4,6]	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	831	818
[4,6]	Verizon Owner Trust 2017-1A	2.060%	9/20/21	8,500	8,404
[4,6]	Verizon Owner Trust 2017-2A	1.920%	12/20/21	35,000	34,497
[4,6]	Verizon Owner Trust 2017-3	2.060%	4/20/22	7,500	7,373
[4,6]	Verizon Owner Trust 2018-1	2.820%	9/20/22	17,500	17,393
[4,6]	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	160	158
[4,6]	Volvo Financial Equipment LLC Series 2017-1A	1.920%	3/15/21	6,000	5,945
4	Wells Fargo Commercial Mortgage Trust
	2013-LC12	1.676%	7/15/46	27	27
4	WFRBS Commercial Mortgage Trust
	2013-C18	3.027%	12/15/46	94	94
[4,6]	Wheels SPV 2 LLC 2015-1A	1.810%	4/22/24	95	95
[4,6]	Wheels SPV 2 LLC 2016-1A	1.590%	5/20/25	510	508
[4,6]	Wheels SPV 2 LLC 2017-1A	1.880%	4/20/26	16,849	16,697
4	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	336	334
4	World Omni Automobile Lease Securitization
	Trust 2017-A	2.320%	8/15/22	1,530	1,513
4	World Omni Automobile Lease Securitization
	Trust 2018-A	2.590%	11/16/20	35,000	34,957
4	World Omni Automobile Lease Securitization
	Trust 2018-A	2.830%	7/15/21	13,950	13,877
4	World Omni Automobile Lease Securitization
	Trust 2018-A	2.940%	5/15/23	4,350	4,327
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,949,786)					1,941,805

17

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Corporate Bonds (30.8%)
Finance (12.6%)
	Banking (12.3%)
	American Express Credit Corp.	1.700%	10/30/19	2,000	1,969
6	Australia & New Zealand Banking Group Ltd.	2.250%	12/19/19	6,605	6,530
	Bank of America Corp.	2.600%	1/15/19	4,035	4,034
	Bank of America Corp.	2.650%	4/1/19	750	750
7	Bank of Montreal	2.677%	7/13/20	40,000	40,122
	Bank of Nova Scotia	2.228%	12/11/19	13,130	12,985
6	Banque Federative du Credit Mutuel SA	2.000%	4/12/19	27,231	27,048
	Branch Banking & Trust Co.	2.100%	1/15/20	8,500	8,378
	Capital One Bank USA NA	2.150%	11/21/18	300	300
	Capital One NA	1.850%	9/13/19	15,790	15,589
	Citigroup Inc.	2.500%	9/26/18	1,500	1,500
	Citigroup Inc.	2.050%	12/7/18	1,500	1,498
	Citigroup Inc.	2.550%	4/8/19	625	624
[8,9]	Citigroup Inc.	3.230%	8/7/19	20,867	15,577
	Commonwealth Bank of Australia	1.750%	11/2/18	4,200	4,190
	Commonwealth Bank of Australia	2.250%	3/13/19	5,650	5,635
	Cooperatieve Rabobank UA	2.250%	1/14/19	14,500	14,464
6	Credit Agricole SA	2.500%	4/15/19	25,000	24,928
	Credit Suisse AG	2.300%	5/28/19	5,450	5,431
6	Danske Bank A/S	1.650%	9/6/19	1,500	1,476
	Discover Bank	2.600%	11/13/18	4,400	4,399
	Goldman Sachs Group Inc.	2.625%	1/31/19	748	748
[8,9]	Goldman Sachs Group Inc.	3.234%	8/21/19	24,140	18,034
	Goldman Sachs Group Inc.	2.550%	10/23/19	3,472	3,453
	Goldman Sachs Group Inc.	2.300%	12/13/19	2,755	2,731
[8,9]	Goldman Sachs Group Inc.	3.142%	8/26/20	3,450	2,579
7	HSBC Holdings plc	2.926%	5/18/21	15,000	15,044
	HSBC USA Inc.	2.375%	11/13/19	5,550	5,504
	Huntington National Bank	2.200%	11/6/18	1,300	1,299
6	ING Bank NV	2.050%	8/17/18	1,610	1,610
6	ING Bank NV	2.300%	3/22/19	2,380	2,369
7	Intesa Sanpaolo SPA	2.966%	7/17/19	17,000	17,008
	JPMorgan Chase & Co.	6.300%	4/23/19	3,000	3,077
	KeyBank NA	1.600%	8/22/19	1,800	1,778
	Lloyds Bank plc	2.300%	11/27/18	4,250	4,243
	Mizuho Bank Ltd.	2.340%	12/4/19	9,720	9,602
	Morgan Stanley	2.500%	1/24/19	7,322	7,319
	Morgan Stanley	2.450%	2/1/19	27,213	27,180
	Morgan Stanley	2.650%	1/27/20	7,561	7,514
6	MUFG Bank Ltd.	2.700%	9/9/18	1,000	1,000
	MUFG Union Bank NA	2.250%	5/6/19	35,590	35,433
	National Bank of Canada	2.100%	12/14/18	2,100	2,095
	PNC Bank NA	1.700%	12/7/18	4,000	3,988
	PNC Bank NA	1.450%	7/29/19	2,600	2,570
	Royal Bank of Canada	2.150%	3/15/19	6,936	6,921
	Royal Bank of Canada	1.500%	7/29/19	2,500	2,467
	Santander UK plc	2.500%	3/14/19	40,000	39,896
6	Skandinaviska Enskilda Banken AB	2.375%	11/20/18	2,800	2,797
6	Skandinaviska Enskilda Banken AB	2.375%	3/25/19	720	717
	Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	15,000	14,803
	Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	6,675	6,601

18

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Svenska Handelsbanken AB	2.500%	1/25/19	6,860	6,846
	Svenska Handelsbanken AB	2.250%	6/17/19	5,000	4,969
6	Swedbank AB	2.375%	2/27/19	1,061	1,058
	Synchrony Financial	3.000%	8/15/19	1,685	1,682
	Toronto-Dominion Bank	2.625%	9/10/18	1,100	1,100
	Toronto-Dominion Bank	1.450%	8/13/19	13,973	13,781
7	Toronto-Dominion Bank	2.606%	6/11/20	20,000	20,040
[6,7]	UBS AG	2.639%	12/7/18	14,000	14,010
	Wells Fargo & Co.	2.150%	1/15/19	11,000	10,977
[8,9]	Wells Fargo & Co.	2.830%	8/8/19	14,500	10,796
	Wells Fargo Bank NA	1.750%	5/24/19	1,600	1,588
	Wells Fargo Bank NA	2.150%	12/6/19	470	465
	Westpac Banking Corp.	2.250%	1/17/19	7,244	7,229
	Westpac Banking Corp.	1.650%	5/13/19	6,500	6,436
	Westpac Banking Corp.	1.600%	8/19/19	3,000	2,965
7	Westpac Banking Corp.	2.622%	5/15/20	10,000	10,000

	Insurance (0.3%)
6	AIA Group Ltd.	2.250%	3/11/19	1,430	1,421
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	8,305	8,305
6	Metropolitan Life Global Funding I	1.350%	9/14/18	1,361	1,359
6	Pricoa Global Funding I	1.900%	9/21/18	1,735	1,734
6	Reliance Standard Life Global Funding II	2.150%	10/15/18	1,560	1,558

	Real Estate Investment Trusts (0.0%)
	HCP Inc.	3.750%	2/1/19	165	165
					576,291
Industrial (14.6%)
	Basic Industry (1.6%)
6	Air Liquide Finance SA	1.375%	9/27/19	9,450	9,273
	Dow Chemical Co.	8.550%	5/15/19	3,555	3,710
	Eastman Chemical Co.	2.700%	1/15/20	1,407	1,398
	Ecolab Inc.	2.000%	1/14/19	1,875	1,869
	EI du Pont de Nemours & Co.	2.200%	5/1/20	7,645	7,531
	LyondellBasell Industries NV	5.000%	4/15/19	11,350	11,437
	Nutrien Ltd.	6.750%	1/15/19	15,544	15,796
	Nutrien Ltd.	6.500%	5/15/19	6,186	6,349
	WestRock RKT Co.	4.450%	3/1/19	15,930	16,053

	Capital Goods (0.5%)
	Acuity Brands Lighting Inc.	6.000%	12/15/19	1,400	1,450
	Fortive Corp.	1.800%	6/15/19	1,600	1,580
	General Electric Co.	6.000%	8/7/19	13,977	14,357
6	Siemens Financieringsmaatschappij NV	1.300%	9/13/19	2,500	2,451

	Communication (1.1%)
	America Movil SAB de CV	5.000%	10/16/19	25,042	25,566
	Deutsche Telekom International Finance BV	6.750%	8/20/18	3,500	3,507
	Discovery Communications LLC	2.200%	9/20/19	9,000	8,904
	Moody’s Corp.	2.750%	7/15/19	3,000	2,998
	Orange SA	2.750%	2/6/19	800	799
	Orange SA	1.625%	11/3/19	2,200	2,159
	Telefonos de Mexico SAB de CV	5.500%	11/15/19	6,000	6,152
	Viacom Inc.	5.625%	9/15/19	1,400	1,432

19

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Consumer Cyclical (3.9%)
6	Alimentation Couche-Tard Inc.	2.350%	12/13/19	19,000	18,775
	American Honda Finance Corp.	1.700%	2/22/19	5,988	5,956
7	American Honda Finance Corp.	2.599%	6/16/20	35,000	35,070
6	BMW US Capital LLC	1.500%	4/11/19	800	793
6	BMW US Capital LLC	1.450%	9/13/19	3,000	2,947
8	Ford Motor Credit Co. LLC	4.050%	12/10/18	10,000	7,464
	General Motors Co.	3.500%	10/2/18	1,592	1,595
7	General Motors Financial Co. Inc.	4.399%	1/15/19	882	889
	General Motors Financial Co. Inc.	2.400%	5/9/19	7,000	6,989
7	General Motors Financial Co. Inc.	3.819%	5/9/19	7,010	7,064
6	Harley-Davidson Financial Services Inc.	2.250%	1/15/19	9,550	9,530
6	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	9,625	9,541
6	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	8,000	7,855
6	Hyundai Capital America	2.875%	8/9/18	4,250	4,250
	Marriott International Inc.	3.000%	3/1/19	12,450	12,439
6	Nissan Motor Acceptance Corp.	2.650%	9/26/18	4,729	4,729
6	Nissan Motor Acceptance Corp.	2.350%	3/4/19	6,791	6,780
6	Nissan Motor Acceptance Corp.	2.000%	3/8/19	5,850	5,819
6	Nissan Motor Acceptance Corp.	1.550%	9/13/19	12,500	12,280
[6,7]	Nissan Motor Acceptance Corp.	2.853%	9/13/19	3,578	3,586
8	Volkswagen Financial Services Australia
	Pty Ltd.	3.250%	8/13/19	2,150	1,605
6	Volkswagen Group of America Finance LLC	2.125%	5/23/19	1,500	1,489
	Walgreen Co.	5.250%	1/15/19	3,914	3,949
7	Western Union Co.	3.129%	5/22/19	8,000	8,022

	Consumer Noncyclical (1.9%)
	Abbott Laboratories	2.350%	11/22/19	436	433
	AbbVie Inc.	2.000%	11/6/18	800	799
	Altria Group Inc.	9.700%	11/10/18	6,821	6,954
	Anheuser-Busch InBev Worldwide Inc.	2.200%	8/1/18	1,125	1,125
7	Campbell Soup Co.	2.835%	3/16/20	15,000	15,012
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	1,222	1,219
	Constellation Brands Inc.	3.875%	11/15/19	5,000	5,047
	CVS Health Corp.	3.125%	3/9/20	12,000	11,991
	Express Scripts Holding Co.	2.250%	6/15/19	9,500	9,443
	Gilead Sciences Inc.	1.850%	9/4/18	500	500
	Hershey Co.	1.600%	8/21/18	1,100	1,099
	Kraft Foods Group Inc.	6.125%	8/23/18	8,000	8,017
	Kroger Co.	2.300%	1/15/19	15,255	15,224
	Newell Brands Inc.	2.600%	3/29/19	977	973
	Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	2,200	2,169
7	Tyson Foods Inc.	2.768%	5/30/19	7,000	7,011

	Energy (3.5%)
	Anadarko Petroleum Corp.	8.700%	3/15/19	8,550	8,837
	Anadarko Petroleum Corp.	6.950%	6/15/19	11,606	11,992
	Apache Corp.	3.625%	2/1/21	9,655	9,666
	BP Capital Markets plc	2.241%	9/26/18	2,900	2,899
	BP Capital Markets plc	4.750%	3/10/19	24,350	24,633
	BP Capital Markets plc	2.521%	1/15/20	5,400	5,359
	Cenovus Energy Inc.	5.700%	10/15/19	8,000	8,190
	EOG Resources Inc.	5.625%	6/1/19	20,986	21,447

20

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	EQT Corp.	8.125%	6/1/19	9,259	9,648
	Husky Energy Inc.	6.150%	6/15/19	3,792	3,891
	Husky Energy Inc.	7.250%	12/15/19	16,000	16,820
	Marathon Oil Corp.	2.700%	6/1/20	21,000	20,728
6	Schlumberger Holdings Corp.	2.350%	12/21/18	10,000	9,990
	Shell International Finance BV	1.375%	9/12/19	3,000	2,953

	Technology (1.7%)
	Amphenol Corp.	2.550%	1/30/19	17,027	16,995
	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	2.375%	1/15/20	5,000	4,933
	CA Inc.	2.875%	8/15/18	7,220	7,219
	DXC Technology Co.	2.875%	3/27/20	6,000	5,947
	Hewlett Packard Enterprise Co.	2.850%	10/5/18	3,330	3,331
	KLA-Tencor Corp.	3.375%	11/1/19	2,415	2,422
	NetApp Inc.	2.000%	9/27/19	15,455	15,251
	Tyco Electronics Group SA	2.375%	12/17/18	15,787	15,765
	Tyco Electronics Group SA	2.350%	8/1/19	4,457	4,429
	Verisk Analytics Inc.	4.875%	1/15/19	2,536	2,560

	Transportation (0.4%)
4	Burlington Northern and Santa Fe Railway
	Co. 1999-2 Pass Through Trust	7.570%	1/2/21	774	803
	Canadian National Railway Co.	5.550%	3/1/19	5,000	5,080
4	Continental Airlines 2001-1 Class A-1 Pass
	Through Trust	6.703%	6/15/21	2,293	2,442
4	Continental Airlines 2009-2 Class A Pass
	Through Trust	7.250%	5/10/21	1,097	1,142
4	Continental Airlines 2010-1 Class A Pass
	Through Trust	4.750%	7/12/22	3,856	3,937
4	Delta Air Lines 2010-2 Class A Pass
	Through Trust	4.950%	11/23/20	3,350	3,375
4	Northwest Airlines 2007-1 Class A Pass
	Through Trust	7.027%	5/1/21	714	742
4	US Airways 2012-1 Class B Pass Through
	Trust	8.000%	10/1/19	2,123	2,208
					666,837
Utilities (3.6%)
	Electric (2.9%)
	Arizona Public Service Co.	2.200%	1/15/20	1,100	1,086
	Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	900	913
	Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	25,698	26,341
	Consumers Energy Co.	6.125%	3/15/19	125	127
	Dominion Energy Inc.	1.875%	1/15/19	1,045	1,041
	Dominion Energy Inc.	5.200%	8/15/19	130	133
	Duke Energy Carolinas LLC	7.000%	11/15/18	723	732
	Duke Energy Ohio Inc.	5.450%	4/1/19	305	310
	Duke Energy Progress LLC	5.300%	1/15/19	500	506
6	EDP Finance BV	4.125%	1/15/20	1,384	1,395
	Emera US Finance LP	2.150%	6/15/19	3,000	2,973
	Entergy Louisiana LLC	6.500%	9/1/18	580	582
[8,9]	ETSA Utilities Finance Pty Ltd.	2.222%	10/15/19	2,400	1,762
	Exelon Generation Co. LLC	2.950%	1/15/20	16,380	16,216
7	Florida Power & Light Co.	2.643%	11/6/20	8,300	8,302

21

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Georgia Power Co.	1.950%	12/1/18	10,275	10,254
Georgia Power Co.	4.250%	12/1/19	5,500	5,577
National Rural Utilities Cooperative
Finance Corp.	10.375%	11/1/18	5,224	5,323
Nevada Power Co.	7.125%	3/15/19	24,848	25,519
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	12,407	12,444
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	1,400	1,390
South Carolina Electric & Gas Co.	5.250%	11/1/18	6,633	6,667
South Carolina Electric & Gas Co.	6.500%	11/1/18	1,968	1,985

Natural Gas (0.7%)
Atmos Energy Corp.	8.500%	3/15/19	1,280	1,325
ONE Gas Inc.	2.070%	2/1/19	28,500	28,386
				161,289
Total Corporate Bonds (Cost $1,409,337)				1,404,417
Sovereign Bonds (6.1%)
Abu Dhabi National Energy Co. PJSC	6.250%	9/16/19	7,375	7,623
AK Transneft OJSC Via TransCapitalInvest Ltd.	8.700%	8/7/18	15,200	15,199
Bermuda	5.603%	7/20/20	2,500	2,596
Caixa Economica Federal	4.250%	5/13/19	6,000	6,015
Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,000	4,094
Corp. Nacional del Cobre de Chile	7.500%	1/15/19	2,200	2,242
6 Corp. Nacional del Cobre de Chile	7.500%	1/15/19	8,310	8,455
Ecopetrol SA	7.625%	7/23/19	15,000	15,600
Export-Import Bank of India	3.875%	10/2/19	4,800	4,812
Export-Import Bank of Korea	2.250%	1/21/20	6,640	6,536
First Abu Dhabi Bank PJSC	3.000%	8/13/19	7,000	6,993
Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	13,500	14,024
6 Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	1,500	1,560
ICBCIL Finance Co. Ltd.	2.375%	5/19/19	2,050	2,028
ICBCIL Finance Co. Ltd.	2.125%	9/29/19	2,670	2,619
7 Korea Development Bank	3.001%	9/19/20	10,325	10,336
7 Korea Development Bank	2.876%	3/12/21	10,000	10,000
North American Development Bank	2.300%	10/10/18	300	300
Ooredoo Tamweel Ltd.	3.039%	12/3/18	7,300	7,295
Petroleos Mexicanos	8.000%	5/3/19	19,153	19,774
Petronas Capital Ltd.	5.250%	8/12/19	23,309	23,783
Republic of Colombia	7.375%	3/18/19	20,750	21,339
Republic of Croatia	6.750%	11/5/19	12,000	12,504
Republic of Hungary	6.250%	1/29/20	422	442
Republic of Poland	6.375%	7/15/19	1,000	1,034
Republic of Serbia	5.875%	12/3/18	17,000	17,149
Republic of Slovenia	4.125%	2/18/19	5,000	5,023
Republic of the Philippines	8.375%	6/17/19	20,300	21,335
State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	15,000	14,938
State of Qatar	6.550%	4/9/19	10,000	10,252
State of Qatar	5.250%	1/20/20	5,000	5,142
Total Sovereign Bonds (Cost $281,595)				281,042

22

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Taxable Municipal Bonds (0.1%)
Louisiana Local Government Environmental
Facilities & Community Development
Authority Revenue 2010-EGSL	3.220%	2/1/21	56	56
San Jose California Redevelopment Agency
Successor Agency Tax Allocation	1.898%	8/1/18	2,424	2,424
Total Taxable Municipal Bonds (Cost $2,480)				2,480

			Shares
Temporary Cash Investments (14.4%)
Money Market Fund (5.9%)
10 Vanguard Market Liquidity Fund	2.145%		2,665,635	266,564

			Face
			Amount
			($000)
Commercial Paper (7.5%)
[6,11] Air Liquide US LLC	2.471%	11/19/18	30,000	29,767
11 AT&T Inc.	3.093%	5/30/19	22,000	21,435
[6,11] BPCE SA	2.818%	5/2/19	40,000	39,172
[6,11] CNH Industrial Capital LLC	2.952%	10/22/18	22,000	21,846
11 Engie SA	1.937%	11/8/18	2,390	2,376
[6,11] Eni Finance USA Inc.	2.490%	2/1/19	19,000	18,732
[6,11] ERP Operating LP	2.339%	10/1/18	34,000	33,862
[6,11] Ford Motor Credit Co. LLC	2.010%	8/20/18	4,000	3,995
11 Ford Motor Credit Co. LLC	2.041%	11/5/18	7,000	6,953
[6,11] Harley-Davidson-Financial Services Inc.	2.485%	8/3/18	8,000	7,999
11 HP Inc.	2.638%	10/24/18	17,000	16,892
[6,11] JP Morgan Securities LLC	1.730%	10/1/18	12,000	11,953
[6,11] JP Morgan Securities LLC	2.344%	1/28/19	6,500	6,418
[6,11] JP Morgan Securities LLC	2.776%	5/6/19	15,000	14,686
[6,11] National Grid USA	2.721%	10/11/18	20,000	19,891
11 Oncor Electric Delivery CO	2.425%	8/2/18	20,000	19,997
[6,11] Oncor Electric Delivery CO	2.546%	9/25/18	10,000	9,960
11 Schlumberger Holdings Corp.	2.578%	10/10/18	12,000	11,938
[6,11] Suncor Energy Inc.	2.638%	9/27/18	18,000	17,922
[6,11] UBS AG	1.812%	10/12/18	12,000	11,943
[6,11] Vodafone Group plc	1.770%	9/4/18	8,000	7,986
[6,11] Vodafone Group plc	1.780%	9/25/18	8,000	7,976
				343,699
Certificates of Deposit (1.0%)
Cooperatieve Rabobank UA	1.980%	10/25/19	12,735	12,577
Royal Bank of Canada (New York Branch)	1.610%	9/19/18	17,000	16,983
Westpac Banking Corp. (New York Branch)	1.600%	9/19/18	17,000	16,983
				46,543
Total Temporary Cash Investments (Cost $657,115)				656,806
Total Investments (98.7%) (Cost $4,514,915)				4,500,585
Other Assets and Liabilities (1.3%)
Other Assets				71,365
Liabilities				(11,079)
				60,286
Net Assets (100%)				4,560,871

23

Ultra-Short-Term Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	4,234,021
Affiliated Issuers	266,564
Total Investments in Securities	4,500,585
Investment in Vanguard	233
Receivables for Investment Securities Sold	31,709
Receivables for Accrued Income	19,621
Receivables for Capital Shares Issued	19,180
Variation Margin Receivable—Futures Contracts	28
Unrealized Appreciation—Forward Currency Contracts	512
Unrealized Appreciation—OTC Swap Contracts	72
Other Assets	10
Total Assets	4,571,950
Liabilities
Payables for Investment Securities Purchased	2,075
Payables for Capital Shares Redeemed	6,948
Payables for Distributions	1,454
Payables to Vanguard	411
Unrealized Appreciation—Forward Currency Contracts	165
Variation Margin Payable—Futures Contracts	3
Other Liabilities	23
Total Liabilities	11,079
Net Assets	4,560,871

At July 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	4,580,169
Undistributed Net Investment Income	64
Accumulated Net Realized Losses	(5,033)
Unrealized Appreciation (Depreciation)
Investment Securities	(14,330)
Futures Contracts	(418)
Swap Contracts	72
Forward Currency Contracts	347
Foreign Currencies	—
Net Assets	4,560,871

24

Ultra-Short-Term Bond Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 23,072,205 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	229,639
Net Asset Value Per Share—Investor Shares	$9.95

Admiral Shares—Net Assets
Applicable to 217,561,696 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,331,232
Net Asset Value Per Share—Admiral Shares	$19.91

• See Note A in Notes to Financial Statements.
§ Security value determined using significant unobservable inputs.
1 Securities with a value of $794,000 have been segregated as initial margin for open futures contracts.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2018, the aggregate value of these securities was
$1,710,016,000, representing 37.5% of net assets.
7 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
8 Face amount denominated in Australian dollars.
9 Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
11 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At July 31, 2018, the aggregate value of these securities was $343,699,000, representing 7.5% of net assets.
OTC—Over-the-Counter.
REMICS—Real Estate Mortgage Investment Conduits.

25

Ultra-Short-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	September 2018	2,960	625,670	(538)

Short Futures Contracts
5-Year U. S. Treasury Note	September 2018	(158)	(17,874)	116
Ultra 10-Year U.S. Treasury Note	September 2018	(4)	(508)	2
10-Year U.S. Treasury Note	September 2018	(3)	(358)	2
				120
				(418)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
		Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
JPMorgan Chase Bank, N.A.	9/20/18	USD	18,434	AUD	24,336	350
Toronto-Dominion Bank	9/20/18	USD	13,008	AUD	17,616	(83)
Citibank, N.A.	9/20/18	USD	9,223	AUD	12,478	(49)
Bank of America, N.A.	9/20/18	USD	7,233	AUD	9,559	130
Toronto-Dominion Bank	9/20/18	USD	6,809	AUD	9,121	32
Bank of America, N.A.	9/20/18	USD	3,704	AUD	5,028	(33)
						347
AUD—Australian dollar.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

26

Ultra-Short-Term Bond Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)[1]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection
Sold/Moody’s Rating
Berkshire Hathaway
Inc./Aa2	12/20/21	GSI	5,000	1.000	100	(28)	72

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly.
GSI—Goldman Sachs International.

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

At July 31, 2018, counterparties had deposited in segregated accounts securities and cash with a value of $555,000 in connection with open forward currency contracts and open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Ultra-Short-Term Bond Fund

Statement of Operations

Six Months Ended
July31,2018
($000)
Investment Income
Income
Interest[1]	45,409
Total Income	45,409
Expenses
The Vanguard Group—Note B
Investment Advisory Services	155
Management and Administrative—Investor Shares	172
Management and Administrative—Admiral Shares	1,609
Marketing and Distribution—Investor Shares	20
Marketing and Distribution—Admiral Shares	128
Custodian Fees	31
Shareholders’ Reports—Investor Shares	3
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	1
Total Expenses	2,124
Net Investment Income	43,285
Realized Net Gain (Loss)
Investment Securities Sold[1]	(653)
Futures Contracts	(2,061)
Swap Contracts	21
Foreign Currencies	120
Realized Net Gain (Loss)	(2,573)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(4,448)
Futures Contracts	(44)
Swap Contracts	(11)
Forward Currency Contracts	347
Foreign Currencies	—
Change in Unrealized Appreciation (Depreciation)	(4,156)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,556
1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,807,000, ($1,000), and $5,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Ultra-Short-Term Bond Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,285	48,739
Realized Net Gain (Loss)	(2,573)	(4,531)
Change in Unrealized Appreciation (Depreciation)	(4,156)	(7,935)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,556	36,273
Distributions
Net Investment Income
Investor Shares	(2,196)	(2,338)
Admiral Shares	(41,155)	(44,828)
Realized Capital Gain[1]
Investor Shares	—	(30)
Admiral Shares	—	(485)
Total Distributions	(43,351)	(47,681)
Capital Share Transactions
Investor Shares	51,453	47,961
Admiral Shares	863,448	1,461,017
Net Increase (Decrease) from Capital Share Transactions	914,901	1,508,978
Total Increase (Decrease)	908,106	1,497,570
Net Assets
Beginning of Period	3,652,765	2,155,195
End of Period[2]	4,560,871	3,652,765

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $129,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $64,000 and ($11,000).

See accompanying Notes, which are an integral part of the Financial Statements.

29

Ultra-Short-Term Bond Fund

Financial Highlights

Investor Shares
	Six Months			Feb. 10,
		Year Ended
	Ended			2015[1] to
		January 31,
	July 31,			Jan. 31,
For a Share Outstanding Throughout Each Period	2018	2018	2017	2016
Net Asset Value, Beginning of Period	$9.97	$10.00	$9.99	$10.00
Investment Operations
Net Investment Income	.101[2]	.154[2]	.106	.054
Net Realized and Unrealized Gain (Loss) on Investments	(.022)	(.037)	.006	(.010)
Total from Investment Operations	.079	.117	.112	.044
Distributions
Dividends from Net Investment Income	(. 099)	(.145)	(.102)	(. 054)
Distributions from Realized Capital Gains	—	(.002)	—	—
Total Distributions	(. 099)	(.147)	(.102)	(. 054)
Net Asset Value, End of Period	$9.95	$9.97	$10.00	$9.99

Total Return[3]	0.80%	1.17%	1.13%	0.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$230	$179	$131	$47
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%[4]
Ratio of Net Investment Income to Average Net Assets	2.05%	1.54%	1.11%	0.66%[4]
Portfolio Turnover Rate	68%	70%	81%	24%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $10.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Ultra-Short-Term Bond Fund

Financial Highlights

Admiral Shares
	Six Months			Feb. 10,
	Ended	Year Ended		2015[1] to
	July 31,	January 31,		Jan. 31,
For a Share Outstanding Throughout Each Period	2018	2018	2017	2016
Net Asset Value, Beginning of Period	$19.94	$20.00	$19.98	$20.00
Investment Operations
Net Investment Income	. 213 [2]	. 328 [2]	.228	.122
Net Realized and Unrealized Gain (Loss) on Investments	(.034)	(.077)	.015	(.021)
Total from Investment Operations	.179	.251	.243	.101
Distributions
Dividends from Net Investment Income	(.209)	(.307)	(.223)	(.121)
Distributions from Realized Capital Gains	—	(.004)	—	—
Total Distributions	(.209)	(.311)	(.223)	(.121)
Net Asset Value, End of Period	$19.91	$19.94	$20.00	$19.98

Total Return [3]	0.90%	1.26%	1.22%	0.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,331	$3,474	$2,024	$465
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.12%[4]
Ratio of Net Investment Income to Average Net Assets	2.15%	1.64%	1.19%	0.74%[4]
Portfolio Turnover Rate	68%	70%	81%	24%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $10.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Ultra-Short-Term Bond Fund

Notes to Financial Statements

Vanguard Ultra-Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

32

Ultra-Short-Term Bond Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2018, the fund’s average investments in long and short futures contracts represented 12% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2018, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market.

33

Ultra-Short-Term Bond Fund

The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

34

Ultra-Short-Term Bond Fund

During the six months ended July 31, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented less than 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

35

Ultra-Short-Term Bond Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $233,000, representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of July 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	214,035	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,923,575	18,230
Corporate Bonds	—	1,404,417	—
Sovereign Bonds	—	281,042	—
Taxable Municipal Bonds	—	2,480	—
Temporary Cash Investments	266,564	390,242	—
Futures Contracts—Assets[1]	28	—	—
Futures Contracts—Liabilities[1]	(3)	—	—
Forward Currency Contracts—Assets	—	512	—
Forward Currency Contracts—Liabilities	—	(165)	—
Swap Contracts—Assets	—	72	—
Total	266,589	4,216,210	18,230
1 Represents variation margin on the last day of the reporting period.

36

Ultra-Short-Term Bond Fund

D. At July 31, 2018, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Interest Rate		Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	28	—	—	28
Unrealized Appreciation—OTC Swap Contracts	—	—	72	72
Unrealized Appreciation—Forward
Currency Contracts	—	512	—	512
Total Assets	28	512	72	612

Variation Margin Payable—Futures Contracts	(3)	—	—	(3)
Unrealized Depreciation—Forward
Currency Contracts	—	(165)	—	(165)
Total Liabilities	(3)	(165)	—	(168)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2018, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(2,061)	—	—	(2,061)
Swap Contracts	—	—	21	21
Realized Net Gain (Loss) on Derivatives	(2,061)	—	21	(2,040)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(44)	—	—	(44)
Forward Currency Contracts	—	347	—	347
Swap Contracts	—	—	(11)	(11)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(44)	347	(11)	292

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

37

Ultra-Short-Term Bond Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2018, the fund had available capital losses totaling $2,689,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset future net taxable capital gains, if any, realized during the year ending January 31, 2019; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2018, the cost of investment securities for tax purposes was $4,514,915,000. Net unrealized depreciation of investment securities for tax purposes was $14,330,000, consisting of unrealized gains of $850,000 on securities that had risen in value since their purchase and $15,180,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2018, the fund purchased $1,387,695,000 of investment securities and sold $932,412,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,585,000 and $23,544,000, respectively.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2018		January 31, 2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	173,557	17,422	208,452	20,840
Issued in Lieu of Cash Distributions	2,005	201	2,168	217
Redeemed	(124,109)	(12,460)	(162,659)	(16,262)
Net Increase (Decrease)—Investor Shares	51,453	5,163	47,961	4,795
Admiral Shares
Issued	1,896,970	95,201	2,970,977	148,504
Issued in Lieu of Cash Distributions	34,100	1,713	37,385	1,870
Redeemed	(1,067,622)	(53,574)	(1,547,345)	(77,342)
Net Increase (Decrease)—Admiral Shares	863,448	43,340	1,461,017	73,032

H. Management has determined that no events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended July 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Ultra-Short-Term Bond Fund	1/31/2018	7/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,007.99	$1.00
Admiral Shares	1,000.00	1,009.00	0.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

40

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Ultra-Short-Term Bond Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2015. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

41

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Ultra-Short-Term Bond Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Ultra-Short-Term Bond Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Ultra-Short-Term Bond Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Ultra-Short-Term Bond Fund or the owners of the Ultra-Short-Term Bond Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Ultra-Short-Term Bond Fund. Investors acquire the Ultra-Short-Term Bond Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Ultra-Short-Term Bond Fund. The Ultra-Short-Term Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Ultra-Short-Term Bond Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Ultra-Short-Term Bond Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Ultra-Short-Term Bond Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Ultra-Short-Term Bond Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Ultra-Short-Term Bond Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Ultra-Short-Term Bond Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Ultra-Short-Term Bond Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX.NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE ULTRA-SHORT-TERM BOND FUND.

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© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited.Copyright 2018, Bloomberg.All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA
Direct Investor Account Services > 800-662-2739	Institute.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q14922 092018

Semiannual Report | July 31, 2018

Vanguard U.S. Government Bond Funds

Vanguard Short-Term Treasury Fund

Vanguard Short-Term Federal Fund

Vanguard Intermediate-Term Treasury Fund

Vanguard GNMA Fund

Vanguard Long-Term Treasury Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisors’ Report.	5
Short-Term Treasury Fund.	10
Short-Term Federal Fund.	27
Intermediate-Term Treasury Fund.	45
GNMA Fund.	63
Long-Term Treasury Fund.	83
About Your Fund’s Expenses.	99
Trustees Approve Advisory Arrangements.	102
Glossary.	104

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended July 31, 2018, the returns of the funds in this report ranged from –1.12% for Vanguard Long-Term Treasury Fund to 0.27% for both Vanguard Short-Term Treasury Fund and Vanguard GNMA Fund. (Returns cited are for Investor Shares.) All five funds outpaced their benchmarks; results versus their peer groups were mixed.

• Investor sentiment was dented at times by developments including escalating trade tensions, political uncertainty in Europe, and geopolitical flare-ups, which supported demand for bonds. The outlook for continuing growth and rising inflation expectations, however, led bond yields to finish the period higher and prices lower.

• In the Treasury Funds and Vanguard Short-Term Federal Fund, allocations to out-of-benchmark securities including Treasury inflation-protected securities, mortgage-backed securities, and agency debt generally added to relative performance.

• In the GNMA Fund, allocation and duration calls helped; security selection was the primary detractor.

Total Returns: Six Months Ended July 31, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	2.27%	1.03%	-0.76%	0.27%
Admiral™ Shares	2.37	1.07	-0.76	0.31
Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index				0.21
Short-Term U.S. Treasury Funds Average				0.79
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Short-Term Federal Fund
Investor Shares	2.46%	0.91%	-0.66%	0.25%
Admiral Shares	2.56	0.96	-0.66	0.30
Bloomberg Barclays U.S. 1–5 Year Government Bond Index				0.22
Short-Intermediate U.S. Government Funds Average				0.09
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Intermediate-Term Treasury Fund
Investor Shares	2.65%	1.13%	-1.29%	-0.16%
Admiral Shares	2.75	1.18	-1.29	-0.11
Bloomberg Barclays U.S. 5–10 Year Treasury Bond Index				-0.20
General U.S. Treasury Funds Average				-0.68
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total Returns: Six Months Ended July 31, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard GNMA Fund
Investor Shares	2.78%	1.43%	-1.16%	0.27%
Admiral Shares	2.88	1.48	-1.16	0.32
Bloomberg Barclays U.S. GNMA Bond Index				0.25
GNMA Funds Average				-0.05
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Long-Term Treasury Fund
Investor Shares	2.86%	1.39%	-2.51%	-1.12%
Admiral Shares	2.96	1.44	-2.51	-1.07
Bloomberg Barclays U.S. Long Treasury Bond Index				-1.23
General U.S. Treasury Funds Average				-0.68
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor		Admiral	Peer Group
	Shares		Shares	Average
Short-Term Treasury Fund	0.20%		0.10%	0.47%
Short-Term Federal Fund	0.20		0.10	0.89
Intermediate-Term Treasury Fund	0.20		0.10	0.37
GNMA Fund	0.21		0.11	0.86
Long-Term Treasury Fund	0.20		0.10	0.37

The fund expense ratios shown are from the prospectus dated May 24, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the funds’ annualized expense ratios were: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, Short-Intermediate U.S. Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the Long-Term Treasury Fund, General U.S. Treasury Funds.

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CEO’s Perspective

Tim Buckley

President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

3

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
August 16, 2018

Market Barometer
			Total Returns
		Periods Ended July 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.86%	16.19%	12.96%
Russell 2000 Index (Small-caps)	6.75	18.73	11.33
Russell 3000 Index (Broad U.S. market)	1.30	16.39	12.83
FTSE All-World ex US Index (International)	-6.57	6.19	5.97

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.45%	-0.80%	2.25%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	1.18	0.99	3.76
FTSE Three-Month U. S. Treasury Bill Index	0.83	1.41	0.41

CPI
Consumer Price Index	1.67%	2.95%	1.53%

4

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds and the Short-Term Federal Fund

The half year ended July 31, 2018, was a challenging period for bonds, marked by rising yields and bouts of volatility. Returns for the four U.S. Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from –1.12% for Investor Shares of Vanguard Long-Term Treasury Fund to 0.31% for Admiral Shares of Vanguard Short-Term Treasury Fund.

All four funds outpaced their benchmarks. In comparison to the average return of their peers, the Short-Term and Long-Term Treasury Funds lagged while the Short-Term Federal and Intermediate-Term Treasury Funds outperformed.

The 30-day SEC yield for the Short-Term Federal Fund gained the most, rising 56 basis points to 2.46%. The Long-Term

Treasury Fund rose the least, edging up 18 basis points to 2.86%. (The yields cited here are for Investor Shares. A basis point is one-hundredth of a percentage point.)

Investment environment

Macroeconomic fundamentals were robust throughout the six months. Business confidence held up even in the face of trade uncertainties, and consumer spending was supported by solid expansion in the job market. Unemployment hit a 17-year low, finishing the period at 3.9%.

The tax cuts enacted late last year and the approval in March to increase federal government spending added to optimism about growth. It accelerated to a little over 3% in inflation-adjusted terms on an annualized basis for the first half of 2018. On the inflation front, price increases moved toward the Federal Reserve’s target of 2% with some help from an increase in the price of oil.

Yields of U.S. Treasury Securities
	January 31,	July 31,
Maturity	2018	2018
2 years	2.14%	2.67%
3 years	2.29	2.77
5 years	2.52	2.85
10 years	2.71	2.96
30 years	2.94	3.08
Source: Vanguard.

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Acknowledging the health of the economy, the Fed moved further down the path toward monetary policy normalization. It continued shrinking the $4.5 trillion balance sheet it had amassed as part of the stimulus begun in the wake of the 2008 financial crisis. It also raised the federal funds target rate in March and again in June, bringing it up to a range of 1.75%–2%, and signaled two more hikes to come before the end of 2018.

The Fed’s actions pushed shorter-term yields higher. The yield of the 2-year Treasury note climbed 53 basis points to 2.67%.

Demand for longer-term bonds was supported at times by escalating trade tensions, political uncertainty in Europe, and geopolitical flare-ups. Buying from pension funds and insurance companies also helped as they rebalanced their portfolios from equities and invested cash inflows from companies adding to underfunded pension plans. However, the outlook for growth and rising inflation expectations led yields on these securities higher, though not by as much as their shorter-term counterparts. The yield of the bellwether 10-year Treasury note ended the period 25 basis points higher at 2.96%.

Management of the funds

We were able to add value largely through limited positions in high-quality agency debt that falls outside of the funds’ benchmarks. We increased our holdings in Treasury inflation-protected securities early in the year to take advantage of the seasonal upswing we usually see in the consumer price index. That exposure boosted the relative returns of all the funds and of the Short-Term Treasury Fund in particular. As this was a tactical move, we have since reduced our exposure to these securities.

Another out-of-benchmark allocation was to mortgage-backed securities, which made modestly positive contributions to relative returns. Agency debt, which was overweighted in the Federal Fund and an out-of-benchmark allocation in the three Treasury Funds, boosted performance in all but the Intermediate-Term Fund, which experienced some volatility from specific issuers.

In Treasuries, we had some success in curve positioning and identifying relative value opportunities. However, our duration exposure in the Short-Term and Intermediate-Term Treasury Funds, which have structurally short durations relative to their benchmarks, hurt. (Duration is a measure of a portfolio’s sensitivity to interest rate changes.) Having a little longer bias at the beginning of the year proved a drag when rates sold off in late January and into February.

Outlook

In the absence of any exogenous shocks, the U.S. economy is on pace to break above its long-term potential growth rate in 2018. The recent tax cuts and increased government spending should boost already solid fundamentals. Along with some upward pressure on wages due to the tight labor market, that may push the U.S. core

6

personal consumption expenditures price index a little above 2% by the end of the year.

We see this as a cyclical bounce, however. We still expect long-term structural pressures from an aging population, global sourcing of goods and labor, and technological disruptions to result in moderate long-run growth and inflation.

Upward adjustments to the Fed’s assumptions—the economy growing a little faster, unemployment falling a little lower, and inflation running a little higher—should justify another two rate hikes this year. The Fed has also penciled in rate hikes in 2019. The unwinding of its balance sheet is likely to continue in September given the limited reaction so far from the bond market.

We may continue to see bouts of volatility related to inflation and interest rate expectations as well as concerns about whether we are approaching the end of the current credit cycle. Other potential triggers include U.S. midterm elections, an intensification of trade disputes, flare-ups in geopolitical tensions, and missteps by central banks. The funds remained positioned to take advantage of any repricing of risk those concerns may create.

It’s worth restating that investors should look beyond short-term volatility and adhere to their long-term investment strategies. And keep in mind the silver lining in higher rates for long-term investors—coupon payments and proceeds from maturing bonds can be reinvested at higher rates.

Whatever the markets may bring, our experienced team of portfolio managers, credit analysts, and traders will continue to seek out opportunities to add to the funds’ performance.

John Hollyer, CFA, Principal Global Head of Fixed Income Group Gemma Wright-Casparius, Principal and Portfolio Manager Brian Quigley, Portfolio Manager Vanguard Fixed Income Group August 21, 2018

For the GNMA Fund

For the six months ended July 31, 2018, Investor Shares of Vanguard GNMA Fund returned 0.27% and Admiral Shares returned 0.32%. The fund’s benchmark, the Bloomberg Barclays GNMA Index, returned 0.25%.

Investment environment

Escalating geopolitical tensions from North Korea and populist politics in Europe, along with U.S. trade policy concerns, prompted occasional safe-haven flows into developed-market sovereign bonds during the period. Early-warning signs about a loss of economic momentum in the euro area and China also unsettled markets. However, the anticipated inflationary impact of U.S. trade tariffs and expectations of continued

7

monetary policy tightening pushed U.S. Treasury yields higher, despite elevated volatility in Europe. Against this backdrop, most credit sectors were adversely affected by increasing interest rates and widening credit spreads.

Global monetary policy remained on a less accommodative path as the U.S. Federal Reserve raised interest rates twice and projected two more hikes later this year. The European Central Bank announced a December 2018 end to quantitative easing but pledged to keep policy rates unchanged at least through the summer of 2019. The Bank of England raised its benchmark rate for the second time in a decade despite uncertainty over Brexit. And the Bank of Japan adjusted its policy framework because of slow progress toward its 2% inflation target. The People’s Bank of China was an outlier. It unexpectedly cut its reserve requirement ratio for most banks by 100 basis points to free up lending to small businesses.

In the United States, the labor market continued to strengthen and small business and consumer surveys remained elevated. Higher interest rates and low inventory led to mixed housing data. Meanwhile, the economic cycle in the euro area slowed, partly because of global trade frictions. U.K. core inflation dropped below the Bank of England’s target, and consumer confidence remained at relatively subdued levels. China’s Purchasing Managers’ Index was mixed, with an uptick in manufacturing activity but a drop in nonmanufacturing.

The agency mortgage-backed securities (MBS) market returned 0.11% as measured by the Bloomberg Barclays MBS Fixed Rate Index, underperforming duration-equivalent Treasuries by seven basis points (as measured by Wellington Management). An increase in volatility from extremely low levels and a widening in competing spread sectors weighed on performance early in the period. Various macro risks, including Italian politics and U.S. trade policy and protectionism, also pressured the sector, but it fared much better than investment-grade corporates. As volatility subsided, agency MBS were able to recoup a portion of their underperformance.

GNMA MBS returned 0.25% as measured by the Bloomberg Barclays GNMA Index, slightly outperforming duration-equivalent Treasuries by two basis points (as measured by Wellington Management). The GNMA sector performed better than conventionals (FNMA, FHLMC), aided by expectations of slowing prepayments after efforts to curb the aggressive refinancing of loans guaranteed by the U.S. Department of Veterans Affairs.

The fund’s successes

The fund’s allocation to agency collateralized mortgage obligations (CMOs) aided relative performance for the six months. Its tactical short duration bias and curve-flattening posture also helped as interest rates increased and short- to intermediate-term yields rose more than long-term yields.

8

The fund’s shortfalls

Security selection in 30-year GNMA pass-throughs was the primary detractor from relative performance. Our selection remained focused on identifying pools with attractive prepayment characteristics as a way to add value as MBS spreads remained relatively tight. The fund’s allocation to Fannie Mae multifamily Delegated Underwriting and Servicing (DUS) bonds also detracted when they underperformed on an excess return basis.

The fund’s positioning

We are underweighted in agency MBS pass-throughs and focused on replacing their income with less prepayment-sensitive sectors of the agency MBS market. We have a bias toward assets that can generate income and provide more stable cash flows, such as Fannie Mae DUS bonds, agency CMOs, and high-quality agency multifamily bonds.

MBS valuations are fair in our view. Mortgages have become more attractive as spreads relative to Treasuries are wider than their 2017 levels; however, nominal spreads are still near their long-term lows. This reflection of steady economic growth, benign inflation, and historically low volatility skews the risks to the downside should any of these factors revert. An increase in market volatility has pushed spreads wider in competing sectors. Concerns about further underperformance in some of these higher-beta sectors could cause investors to de-risk and shift into higher-quality assets. That could push agency MBS spreads wider, but they would likely still outperform on a relative basis.

We expect continued strength in employment and housing this year, and the Fed should tighten monetary conditions modestly. This market-consensus view should be consistent with a flattening yield curve and slightly higher Treasury rates. Risk seems most likely to pop up in political and trade-related areas.

The pace of the Fed’s balance sheet reduction will gradually increase. Reinvestments have provided support to the MBS market and spreads may still need to widen modestly to absorb the resulting net new supply. The Fed has been very transparent regarding the timing and measured pace of its policy normalization. As a result, we expect spreads will widen gradually and that MBS income will further slow the pace.

As we look further out, we still expect MBS spreads to remain toward the tight end of their long-term range based on their favorable supply relative to U.S. Treasuries. We also anticipate lower leverage in the economy, a more stable buyer base of long-term investors, a constrained mortgage credit environment, and lower refinancing risk.

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager Wellington Management Company llp August 21, 2018

9

Short-Term Treasury Fund

Fund Profile
As of July 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFISX	VFIRX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.27%	2.37%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		1–5 Year	Barclays
		Treasury	Aggregate
	Fund	Index	Bond Index

Number of Bonds	79	156	10,012

Yield to Maturity
(before expenses)	2.8%	2.7%	3.4%

Average Coupon	1.6%	1.9%	3.1%

Average Duration	2.2 years	2.7 years	6.0 years

Average Effective
Maturity	2.2 years	2.8 years	8.4 years

Short-Term
Reserves	4.3%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	3.0%
Treasury/Agency	97.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	1–5 Year	Barclays
	Treasury	Aggregate
	Index	Bond Index
R-Squared	0.95	0.69
Beta	0.73	0.32
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	8.3%
1 - 3 Years	81.4
3 - 5 Years	7.3
5 - 7 Years	0.5
7 - 10 Years	2.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	95.4%
Not Rated	4.6

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2008, Through July 31, 2018
				Bloomberg
				Barclays
				1–5 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	2.70%	1.79%	4.49%	5.84%
2010	1.60	0.90	2.50	1.95
2011	1.09	0.83	1.92	2.94
2012	0.68	1.56	2.24	3.38
2013	0.41	-0.02	0.39	0.45
2014	0.36	-0.08	0.28	0.38
2015	0.51	0.50	1.01	1.75
2016	0.70	-0.04	0.66	1.04
2017	0.88	-0.45	0.43	0.11
2018	1.19	-1.50	-0.31	-0.10
2019	1.03	-0.76	0.27	0.21
Note: For 2019, performance data reflect the six months ended July 31, 2018.

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	-0.23%	0.55%	0.97%	0.40%	1.37%
Admiral Shares	2/13/2001	-0.13	0.65	1.07	0.40	1.47

See Financial Highlights for dividend and capital gains information.

11

Short-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (101.3%)
U.S. Government Securities (91.5%)
United States Treasury Note/Bond	1.625%	3/31/19	3,000	2,987
United States Treasury Note/Bond	0.875%	4/15/19	150,000	148,500
United States Treasury Note/Bond	1.625%	4/30/19	350,000	348,085
United States Treasury Note/Bond	3.125%	5/15/19	30,000	30,169
United States Treasury Note/Bond	0.750%	7/15/19	198,000	194,844
United States Treasury Note/Bond	1.625%	7/31/19	200,000	198,312
United States Treasury Note/Bond	1.000%	8/31/19	362,000	356,230
United States Treasury Note/Bond	1.625%	8/31/19	170,000	168,405
United States Treasury Note/Bond	0.875%	9/15/19	50,000	49,102
United States Treasury Note/Bond	1.375%	9/30/19	50,000	49,344
United States Treasury Note/Bond	1.750%	9/30/19	173,000	171,486
United States Treasury Note/Bond	1.000%	10/15/19	148,000	145,318
United States Treasury Note/Bond	1.500%	10/31/19	101,000	99,706
United States Treasury Note/Bond	1.000%	11/15/19	50,000	49,016
United States Treasury Note/Bond	3.375%	11/15/19	75,000	75,773
United States Treasury Note/Bond	1.500%	11/30/19	200,000	197,218
United States Treasury Note/Bond	1.750%	11/30/19	325,000	321,549
United States Treasury Note/Bond	1.375%	12/15/19	160,000	157,426
United States Treasury Note/Bond	1.125%	12/31/19	200,000	195,968
United States Treasury Note/Bond	1.375%	2/15/20	24,000	23,554
United States Treasury Note/Bond	1.125%	3/31/20	13,000	12,681
United States Treasury Note/Bond	2.250%	3/31/20	60,000	59,615
United States Treasury Note/Bond	1.375%	4/30/20	74,350	72,747
United States Treasury Note/Bond	2.000%	7/31/20	90,000	88,819
United States Treasury Note/Bond	1.500%	8/15/20	45,000	43,945
United States Treasury Note/Bond	2.625%	8/15/20	114,000	113,876
United States Treasury Note/Bond	1.375%	8/31/20	85,000	82,742
United States Treasury Note/Bond	1.375%	9/30/20	40,000	38,900
United States Treasury Note/Bond	2.000%	9/30/20	175,000	172,429
United States Treasury Note/Bond	1.625%	10/15/20	28,200	27,548
United States Treasury Note/Bond	1.375%	10/31/20	60,000	58,256
United States Treasury Note/Bond	1.750%	10/31/20	70,000	68,524
United States Treasury Note/Bond	2.625%	11/15/20	104,750	104,505
United States Treasury Note/Bond	1.625%	11/30/20	100,000	97,531
United States Treasury Note/Bond	2.000%	11/30/20	47,000	46,236
United States Treasury Note/Bond	1.875%	12/15/20	211,150	207,058

12

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.750%	12/31/20	223,415	218,319
	United States Treasury Note/Bond	1.375%	1/31/21	190,000	183,736
1	United States Treasury Note/Bond	2.125%	1/31/21	102,000	100,470
	United States Treasury Note/Bond	2.250%	2/15/21	225,000	222,257
	United States Treasury Note/Bond	3.625%	2/15/21	32,000	32,680
	United States Treasury Note/Bond	1.125%	2/28/21	150,000	143,976
	United States Treasury Note/Bond	2.000%	2/28/21	250,000	245,313
	United States Treasury Note/Bond	1.250%	3/31/21	200,000	192,312
	United States Treasury Note/Bond	2.250%	3/31/21	200,000	197,376
	United States Treasury Note/Bond	1.375%	4/30/21	285,000	274,580
	United States Treasury Note/Bond	2.625%	5/15/21	85,000	84,668
	United States Treasury Note/Bond	3.125%	5/15/21	46,000	46,438
	United States Treasury Note/Bond	1.375%	5/31/21	190,000	182,816
	United States Treasury Note/Bond	1.125%	6/30/21	93,000	88,742
	United States Treasury Note/Bond	1.125%	7/31/21	50,000	47,641
	United States Treasury Note/Bond	2.125%	8/15/21	170,000	166,760
	United States Treasury Note/Bond	1.750%	11/30/21	225,000	217,548
	United States Treasury Note/Bond	1.750%	4/30/22	35,000	33,688
	United States Treasury Note/Bond	1.875%	4/30/22	5,000	4,834
	United States Treasury Note/Bond	2.000%	11/30/22	53,530	51,732
					7,014,290
Agency Bonds and Notes (6.7%)
2	AID-Iraq	2.149%	1/18/22	11,991	11,674
2	AID-Tunisia	1.416%	8/5/21	16,500	15,754
3	Fannie Mae Interest Strip	0.000%	1/15/19	2,197	2,174
3	Fannie Mae Principal Strip	0.000%	2/1/19	9,900	9,787
3	Federal National Mortgage Assn.	0.000%	10/9/19	162,100	157,117
4	Financing Corp.	0.000%	11/2/18	2,150	2,138
4	Financing Corp.	0.000%	3/7/19	5,475	5,398
4	Financing Corp.	9.700%	4/5/19	9,060	9,500
	Government Trust Certificate	0.000%	10/1/20	12,119	11,369
	Private Export Funding Corp.	4.375%	3/15/19	13,330	13,488
	Private Export Funding Corp.	1.450%	8/15/19	30,534	30,175
	Private Export Funding Corp.	2.250%	3/15/20	5,800	5,750
	Private Export Funding Corp.	2.300%	9/15/20	7,550	7,464
	Residual Funding Corp. Principal Strip	0.000%	1/15/21	61,200	57,079
	Resolution Funding Corp. Principal Strip	0.000%	10/15/19	67,770	65,658
	Resolution Funding Corp. Principal Strip	0.000%	7/15/20	27,490	26,046
	Resolution Funding Corp. Principal Strip	0.000%	10/15/20	91,620	86,135
					516,706
Conventional Mortgage-Backed Securities (2.6%)
[3,5,6] Fannie Mae Pool		3.500%	8/1/48	99,000	98,087
[3,5,6] Fannie Mae Pool		4.000%	8/1/48	46,000	46,719
[3,5,6] Fannie Mae Pool		4.500%	8/1/48	19,000	19,706
[3,5,6] Fannie Mae Pool		5.000%	10/1/48	30,000	31,580
[3,5]	Freddie Mac Gold Pool	6.000%	10/1/27–4/1/28	72	79
					196,171

13

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Nonconventional Mortgage-Backed Securities (0.5%)
[3,5,7] Fannie Mae REMICS 2016-1		2.414%	2/25/46	10,839	10,917
[3,5,7] Fannie Mae REMICS 2016-6		2.514%	2/25/46	7,417	7,537
[1,3,5,7] Fannie Mae REMICS 2016-93		2.414%	12/25/46	7,799	7,771
[3,5,7] Freddie Mac REMICS		2.472%	5/15/46	7,401	7,424
[3,5,7] Freddie Mac REMICS		2.522%	10/15/46	7,127	7,193
					40,842
Total U.S. Government and Agency Obligations (Cost $7,818,417)					7,768,009

				Shares
Temporary Cash Investment (4.6%)
Money Market Fund (4.6%)
8 Vanguard Market Liquidity Fund
(Cost $350,094)		2.145%		3,500,610	350,061
Total Investments (105.9%) (Cost $8,168,511)					8,118,070

				Notional
Expiration			Exercise	Amount
	Date	Contracts	Price	($000)
Liability for Options Written (0.0%)
Call Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/10/18	66	USD 119.25	7,871	(26)
Call Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/24/18	573	USD 120.00	68,760	(108)
Call Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/27/18	198	USD 119.50	23,661	(74)
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/10/18	66	USD 119.25	7,871	(14)
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/24/18	506	USD 118.50	59,961	(63)
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/24/18	67	USD 120.00	8,040	(51)
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/24/18	132	USD 119.00	15,708	(31)
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	8/27/18	66	USD 119.50	7,887	(30)
Total Liability for Options Written (Premiums Received $814)					(397)
Other Assets and Other Liabilities (-5.9%)
Other Assets					775,240
Other Liabilities					(1,227,087)
					(451,847)
Net Assets (100%)					7,665,826

14

Short-Term Treasury Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	7,768,009
Affiliated Issuers	350,061
Total Investments in Securities	8,118,070
Investment in Vanguard	406
Receivables for Investment Securities Sold	718,424
Receivables for Accrued Income	33,918
Receivables for Capital Shares Issued	21,481
Variation Margin Receivable—Futures Contracts	239
Other Assets	772
Total Assets	8,893,310
Liabilities
Payables for Investment Securities Purchased	1,208,041
Payables for Capital Shares Redeemed	13,475
Payables for Distributions	2,633
Payables to Vanguard	2,677
Liabilities for Options Written	397
Variation Margin Payable—Futures Contracts	261
Total Liabilities	1,227,484
Net Assets	7,665,826

At July 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	7,873,160
Undistributed Net Investment Income	48
Accumulated Net Realized Losses	(156,428)
Unrealized Appreciation (Depreciation)
Investment Securities	(50,441)
Futures Contracts	(930)
Options on Futures Contracts [9]	417
Net Assets	7,665,826

15

Short-Term Treasury Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 62,498,028 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	650,744
Net Asset Value Per Share—Investor Shares	$10.41

Admiral Shares—Net Assets
Applicable to 673,737,447 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,015,082
Net Asset Value Per Share—Admiral Shares	$10.41

• See Note A in Notes to Financial Statements.
1 Securities with a value of $7,087,000 have been segregated as initial margin for open futures contracts.
2 U.S. government-guaranteed.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
July 31, 2018.
7 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
9 Unrealized appreciation (depreciation) on options on futures contracts is required to be treated as realized gain (loss) for tax purposes.
REMICS —Real Estate Mortgage Investment Conduits.

16

Short-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	September 2018	4,954	1,047,152	(1,538)
5-Year U.S. Treasury Note	September 2018	3,660	414,038	(718)
Ultra Long U. S. Treasury Bond	September 2018	145	22,751	22
				(2,234)

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	September 2018	(1,625)	(206,553)	1,286
10-Year U.S. Treasury Note	September 2018	(567)	(67,712)	18
				1,304
				(930)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Short-Term Treasury Fund

Statement of Operations

Six Months Ended
July31,2018
($000)
Investment Income
Income
Interest[1]	87,159
Total Income	87,159
Expenses
The Vanguard Group—Note B
Investment Advisory Services	289
Management and Administrative—Investor Shares	583
Management and Administrative—Admiral Shares	2,910
Marketing and Distribution—Investor Shares	59
Marketing and Distribution—Admiral Shares	233
Custodian Fees	47
Shareholders’ Reports—Investor Shares	9
Shareholders’ Reports—Admiral Shares	34
Trustees’ Fees and Expenses	3
Total Expenses	4,167
Net Investment Income	82,992
Realized Net Gain (Loss)
Investment Securities Sold[1]	(62,794)
Futures Contracts	(8,411)
Purchased Options	(104)
Written Options	(200)
Realized Net Gain (Loss)	(71,509)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	10,573
Futures Contracts	3,296
Written Options	857
Change in Unrealized Appreciation (Depreciation)	14,726
Net Increase (Decrease) in Net Assets Resulting from Operations	26,209
1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,898,000, $9,000, and ($33,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	82,992	100,507
Realized Net Gain (Loss)	(71,509)	(72,823)
Change in Unrealized Appreciation (Depreciation)	14,726	(44,098)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,209	(16,414)
Distributions
Net Investment Income
Investor Shares	(7,047)	(9,933)
Admiral Shares	(75,950)	(90,580)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(82,997)	(100,513)
Capital Share Transactions
Investor Shares	(81,059)	(151,453)
Admiral Shares	23,123	344,449
Net Increase (Decrease) from Capital Share Transactions	(57,936)	192,996
Total Increase (Decrease)	(114,724)	76,069
Net Assets
Beginning of Period	7,780,550	7,704,481
End of Period[1]	7,665,826	7,780,550
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $48,000 and $17,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.49	$10.65	$10.73	$10.75	$10.71	$10.73
Investment Operations
Net Investment Income	.108[1]	.127[1]	.094	.074	.055	.039
Net Realized and Unrealized Gain (Loss)
on Investments	(. 080)	(.160)	(. 048)	(. 004)	. 053	(. 009)
Total from Investment Operations	.028	(.033)	.046	.070	.108	.030
Distributions
Dividends from Net Investment Income	(.108)	(.127)	(. 094)	(. 074)	(. 055)	(. 039)
Distributions from Realized Capital Gains	—	—	(.032)	(.016)	(.013)	(.011)
Total Distributions	(.108)	(.127)	(.126)	(. 090)	(. 068)	(. 050)
Net Asset Value, End of Period	$10.41	$10.49	$10.65	$10.73	$10.75	$10.71

Total Return[2]	0.27%	-0.31%	0.43%	0.66%	1.01%	0.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$651	$737	$900	$1,005	$1,044	$1,151
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.08%	1.20%	0.87%	0.69%	0.52%	0.37%
Portfolio Turnover Rate [3]	222%	280%	249%	211%	87%	80%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes 3%, 7%, 3%, 35%, 22%, and 0% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.49	$10.65	$10.73	$10.75	$10.71	$10.73
Investment Operations
Net Investment Income	.113[1]	.138[1]	.105	.085	.066	.050
Net Realized and Unrealized Gain (Loss)
on Investments	(. 080)	(.160)	(. 048)	(. 004)	. 053	(. 009)
Total from Investment Operations	.033	(.022)	.057	.081	.119	.041
Distributions
Dividends from Net Investment Income	(.113)	(.138)	(.105)	(. 085)	(. 066)	(. 050)
Distributions from Realized Capital Gains	—	—	(.032)	(.016)	(.013)	(.011)
Total Distributions	(.113)	(.138)	(.137)	(.101)	(. 079)	(. 061)
Net Asset Value, End of Period	$10.41	$10.49	$10.65	$10.73	$10.75	$10.71

Total Return[2]	0.31%	-0.21%	0.53%	0.76%	1.11%	0.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,015	$7,044	$6,805	$6,271	$5,915	$5,360
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.18%	1.30%	0.97%	0.79%	0.62%	0.47%
Portfolio Turnover Rate [3]	222%	280%	249%	211%	87%	80%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 3%, 7%, 3%, 35%, 22%, and 0% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

22

Short-Term Treasury Fund

During the six months ended July 31, 2018, the fund’s average investments in long and short futures contracts represented 18% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2018, the fund’s average investments in options purchased and options written each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

23

Short-Term Treasury Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

24

Short-Term Treasury Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $406,000, representing 0.01% of the fund’s net assets and 0.16% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of July 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,768,009	—
Temporary Cash Investments	350,061	—	—
Liability of Options Written	(397)	—	—
Futures Contracts—Assets[1]	239	—	—
Futures Contracts—Liabilities[1]	(261)	—	—
Total	349,642	7,768,009	—
1 Represents variation margin on the last day of the reporting period.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2018, the fund had available capital losses totaling $89,470,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2019; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2018, the cost of investment securities for tax purposes was $8,168,511,000. Net unrealized depreciation of investment securities for tax purposes was $50,441,000, consisting of unrealized gains of $999,000 on securities that had risen in value since their purchase and $51,440,000 in unrealized losses on securities that had fallen in value since their purchase.

25

Short-Term Treasury Fund

E. During the six months ended July 31, 2018, the fund purchased $7,800,215,000 of investment securities and sold $8,667,562,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2018	January 31, 2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	88,285	8,445	217,914	20,530
Issued in Lieu of Cash Distributions	6,253	599	8,783	828
Redeemed	(175,597)	(16,802)	(378,150)	(35,620)
Net Increase (Decrease)—Investor Shares	(81,059)	(7,758)	(151,453)	(14,262)
Admiral Shares
Issued	673,026	64,409	1,626,582	153,201
Issued in Lieu of Cash Distributions	62,112	5,947	74,786	7,049
Redeemed	(712,015)	(68,163)	(1,356,919)	(127,829)
Net Increase (Decrease)—Admiral Shares	23,123	2,193	344,449	32,421

G. Management has determined that no events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statements.

26

Short-Term Federal Fund

Fund Profile
As of July 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VSGBX	VSGDX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.46%	2.56%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		1–5 Year	Barclays
		Gov’t	Aggregate
	Fund	Index	Bond Index

Number of Bonds	123	375	10,012

Yield to Maturity
(before expenses)	2.9%	2.7%	3.4%

Average Coupon	1.9%	1.9%	3.1%

Average Duration	2.3 years	2.7 years	6.0 years

Average Effective
Maturity	3.4 years	2.8 years	8.4 years

Short-Term
Reserves	1.5%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	4.9%
Government Mortgage-Backed	20.1
Treasury/Agency	75.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	1–5 Year	Barclays
	Gov’t	Aggregate
	Index	Bond Index
R-Squared	0.96	0.78
Beta	0.78	0.35

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	11.3%
1 - 3 Years	49.4
3 - 5 Years	19.4
5 - 7 Years	8.5
7 - 10 Years	10.9
10 - 20 Years	0.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	97.9%
Aa	0.2
Not Rated	1.9

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 24, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

27

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2008, Through July 31, 2018
				Bloomberg
				Barclays
				1–5 Year
				Gov’t
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	3.94%	0.84%	4.78%	5.66%
2010	2.39	1.62	4.01	2.56
2011	1.53	0.97	2.50	2.84
2012	1.00	2.09	3.09	3.26
2013	0.56	0.20	0.76	0.51
2014	0.54	-0.32	0.22	0.40
2015	0.62	0.74	1.36	1.75
2016	0.88	0.05	0.93	1.05
2017	1.07	-0.58	0.49	0.13
2018	1.32	-1.34	-0.02	-0.08
2019	0.91	-0.66	0.25	0.22
Note: For 2019, performance data reflect the six months ended July 31, 2018.

Average Annual Total Returns: Periods Ended June 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	-0.07%	0.81%	1.28%	0.54%	1.82%
Admiral Shares	2/12/2001	0.03	0.91	1.39	0.54	1.93

See Financial Highlights for dividend and capital gains information.

28

Short-Term Federal Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (97.0%)
U.S. Government Securities (21.9%)
	United States Treasury Note/Bond	1.000%	3/15/19	45,000	44,648
	United States Treasury Note/Bond	1.625%	3/31/19	109,000	108,523
	United States Treasury Note/Bond	1.250%	5/31/19	10,500	10,403
	United States Treasury Note/Bond	1.000%	6/30/19	130,000	128,335
	United States Treasury Note/Bond	1.250%	6/30/19	81,510	80,644
	United States Treasury Note/Bond	1.750%	9/30/19	171,000	169,504
	United States Treasury Note/Bond	1.500%	10/31/19	7,800	7,700
	United States Treasury Note/Bond	1.750%	11/30/19	6,100	6,035
	United States Treasury Note/Bond	2.375%	4/30/20	18,300	18,214
	United States Treasury Note/Bond	2.500%	5/31/20	1,100	1,097
	United States Treasury Note/Bond	1.875%	12/15/20	7,250	7,109
	United States Treasury Note/Bond	2.000%	1/15/21	60,580	59,520
	United States Treasury Note/Bond	2.000%	2/28/21	335,000	328,719
	United States Treasury Note/Bond	2.625%	6/15/21	15,460	15,397
	United States Treasury Note/Bond	1.125%	6/30/21	33,200	31,680
	United States Treasury Note/Bond	1.125%	7/31/21	41,500	39,542
1	United States Treasury Note/Bond	1.625%	8/31/22	8,100	7,728
	United States Treasury Note/Bond	1.875%	9/30/22	14,700	14,153
	United States Treasury Note/Bond	2.250%	8/15/27	3,100	2,927
					1,081,878
Agency Bonds and Notes (54.6%)
2	AID-Iraq	2.149%	1/18/22	15,366	14,960
2	AID-Israel	0.000%	11/1/19	14,470	13,972
2	AID-Israel	5.500%	9/18/23	13,000	14,548
2	AID-Israel	5.500%	12/4/23	200	225
2	AID-Israel	5.500%	4/26/24	4,567	5,147
2	AID-Israel	0.000%	11/1/24	6,905	5,637
2	AID-Jordan	2.503%	10/30/20	2,600	2,569
2	AID-Jordan	2.578%	6/30/22	33,500	32,802
2	AID-Tunisia	1.416%	8/5/21	12,300	11,744
2	AID-Ukraine	1.844%	5/16/19	11,665	11,636
3	Fannie Mae Interest Strip	0.000%	1/15/19	1,560	1,544
3	Fannie Mae Principal Strip	0.000%	2/1/19	25,682	25,387
4	Federal Home Loan Banks	0.625%	8/7/18	6,440	6,439
4	Federal Home Loan Banks	1.750%	12/14/18	3,000	2,996
4	Federal Home Loan Banks	1.250%	1/16/19	45,400	45,194
4	Federal Home Loan Banks	1.375%	3/18/19	21,000	20,879

29

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	Federal Home Loan Banks	5.375%	5/15/19	46,000	47,058
4	Federal Home Loan Banks	1.375%	5/28/19	34,300	34,012
4	Federal Home Loan Banks	0.875%	8/5/19	83,500	82,172
4	Federal Home Loan Banks	1.750%	6/12/20	20,000	19,652
[4,5]	Federal Home Loan Banks	1.800%	8/28/20	50,000	48,985
[4,5]	Federal Home Loan Banks	1.800%	8/28/20	123,250	120,749
[3,5]	Federal Home Loan Mortgage Corp.	1.800%	4/13/20	75,000	73,808
[3,5]	Federal Home Loan Mortgage Corp.	1.700%	9/29/20	164,060	160,224
[3,5]	Federal Home Loan Mortgage Corp.	1.800%	9/29/20	75,000	73,387
[3,5]	Federal Home Loan Mortgage Corp.	2.753%	1/30/23	50,000	49,213
[3,5]	Federal Home Loan Mortgage Corp.	3.250%	6/14/23	123,979	123,663
[3,5]	Federal Home Loan Mortgage Corp.	3.270%	6/14/23	100,000	99,746
3	Federal Home Loan Mortgage Corp.	2.750%	6/19/23	103,000	102,076
[3,5]	Federal National Mortgage Assn.	1.250%	9/27/18	10,000	9,988
3	Federal National Mortgage Assn.	1.375%	1/28/19	33,750	33,606
3	Federal National Mortgage Assn.	0.875%	8/2/19	16,950	16,683
3	Federal National Mortgage Assn.	0.000%	10/9/19	275,300	266,837
[3,5]	Federal National Mortgage Assn.	1.250%	11/25/19	75,000	73,623
[3,5]	Federal National Mortgage Assn.	1.150%	11/29/19	77,500	76,058
[3,5]	Federal National Mortgage Assn.	1.750%	1/17/20	50,000	49,285
3	Federal National Mortgage Assn.	2.750%	6/22/21	67,100	66,971
3	Federal National Mortgage Assn.	1.875%	9/24/26	75,650	68,664
4	Financing Corp.	0.000%	11/2/18	1,540	1,532
4	Financing Corp.	0.000%	12/6/18	32,496	32,250
4	Financing Corp.	0.000%	3/7/19	3,910	3,855
4	Financing Corp.	9.700%	4/5/19	5,820	6,103
	Government Trust Certificate	0.000%	4/1/20	10,419	9,935
	Government Trust Certificate	0.000%	10/1/20	7,711	7,234
	Private Export Funding Corp.	4.375%	3/15/19	9,570	9,684
	Private Export Funding Corp.	1.450%	8/15/19	24,042	23,759
	Private Export Funding Corp.	2.250%	3/15/20	12,393	12,285
	Private Export Funding Corp.	2.300%	9/15/20	17,450	17,251
	Private Export Funding Corp.	4.300%	12/15/21	4,430	4,619
	Private Export Funding Corp.	3.550%	1/15/24	15,500	15,844
	Private Export Funding Corp.	2.450%	7/15/24	5,300	5,107
	Private Export Funding Corp.	3.250%	6/15/25	16,200	16,234
	Residual Funding Corp. Principal Strip	0.000%	1/15/21	52,508	48,973
	Resolution Funding Corp. Interest Strip	0.000%	4/15/26	12,990	10,141
	Resolution Funding Corp. Interest Strip	0.000%	1/15/27	12,864	9,746
	Resolution Funding Corp. Interest Strip	0.000%	4/15/27	13,756	10,337
	Resolution Funding Corp. Interest Strip	0.000%	7/15/27	7,094	5,287
	Resolution Funding Corp. Interest Strip	0.000%	10/15/27	7,094	5,234
	Resolution Funding Corp. Principal Strip	0.000%	10/15/19	86,131	83,447
	Resolution Funding Corp. Principal Strip	0.000%	7/15/20	98,370	93,202
	Resolution Funding Corp. Principal Strip	0.000%	10/15/20	269,717	253,569
4	Tennessee Valley Authority	2.250%	3/15/20	61,100	60,625
4	Tennessee Valley Authority	4.700%	7/15/33	20,990	23,930
4	Tennessee Valley Authority Principal Strip	0.000%	11/1/25	17,342	13,674
					2,695,996
Conventional Mortgage-Backed Securities (11.9%)
[3,5]	Fannie Mae Pool	2.000%	10/1/27–1/1/32	20,895	19,718
[3,5]	Fannie Mae Pool	2.500%	2/1/28–11/1/31	122,837	118,995
[3,5]	Fannie Mae Pool	3.000%	12/1/20–8/1/33	48,264	47,969
[3,5,6] Fannie Mae Pool		3.500%	8/1/20–8/1/48	112,550	112,436
[3,5,6] Fannie Mae Pool		4.000%	8/1/18–8/1/48	39,210	39,921

30

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,5,6] Fannie Mae Pool		4.500%	8/1/18–8/1/48	14,107	14,607
[3,5,6] Fannie Mae Pool		5.000%	9/1/18–10/1/48	22,197	23,353
[3,5]	Fannie Mae Pool	5.500%	12/1/18–1/1/25	346	353
[3,5]	Fannie Mae Pool	6.000%	5/1/24	1	1
[3,5]	Freddie Mac Gold Pool	2.000%	9/1/28– 6/1/30	6,990	6,589
[3,5]	Freddie Mac Gold Pool	2.500%	6/1/22–1/1/33	67,398	65,172
[3,5,6] Freddie Mac Gold Pool		3.000%	4/1/27–8/1/33	113,388	112,314
[3,5]	Freddie Mac Gold Pool	3.500%	3/1/21–8/1/29	14,276	14,455
[3,5]	Freddie Mac Gold Pool	4.000%	8/1/18–1/1/29	7,070	7,243
[3,5]	Freddie Mac Gold Pool	4.500%	9/1/19–9/1/26	4,925	4,990
[3,5]	Freddie Mac Gold Pool	5.000%	8/1/18– 6/1/25	1,751	1,793
[3,5]	Freddie Mac Gold Pool	5.500%	2/1/19	6	6
[3,5]	Freddie Mac Gold Pool	6.000%	10/1/18	2	2
					589,917
Nonconventional Mortgage-Backed Securities (8.6%)
[3,5,7] Fannie Mae Pool		3.832%	12/1/40	1,512	1,593
[3,5,8] Fannie Mae REMICS 2005-45		2.434%	6/25/35	949	951
[3,5,8] Fannie Mae REMICS 2005-95		2.474%	11/25/35	1,070	1,078
[3,5,8] Fannie Mae REMICS 2006-46		2.384%	6/25/36	3,548	3,551
[3,5,8] Fannie Mae REMICS 2007-4		2.509%	2/25/37	392	394
[3,5,8] Fannie Mae REMICS 2011-83		2.564%	9/25/41	23,842	24,160
[3,5,8] Fannie Mae REMICS 2012-122		2.464%	11/25/42	1,296	1,303
[3,5,8] Fannie Mae REMICS 2013-19		2.364%	9/25/41	1,743	1,748
[3,5,8] Fannie Mae REMICS 2013-39		2.414%	5/25/43	1,655	1,655
[3,5,8] Fannie Mae REMICS 2015-22		2.364%	4/25/45	1,400	1,402
[3,5,8] Fannie Mae REMICS 2016-55		2.564%	8/25/46	2,805	2,842
[3,5,8] Fannie Mae REMICS 2016-60		2.314%	9/25/46	5,599	5,588
[3,5,8] Fannie Mae REMICS 2016-62		2.464%	9/25/46	5,667	5,659
[3,5,8] Fannie Mae REMICS 2016-93		2.414%	12/25/46	10,628	10,590
[3,5,8] Fannie Mae REMICS 2017-106		2.364%	1/25/48	29,359	29,339
[3,5]	Fannie Mae REMICS 2018-15	3.500%	10/25/44	4,788	4,795
[3,5,8] Fannie Mae REMICS 2018-30		2.364%	5/25/48	59,646	59,681
[3,5,7] Freddie Mac Non Gold Pool		3.421%	7/1/35	6,334	6,689
[3,5,7] Freddie Mac Non Gold Pool		3.623%	9/1/37	4,879	5,139
[3,5,7] Freddie Mac Non Gold Pool		3.852%	7/1/33	831	874
[3,5,8] Freddie Mac REMICS		2.372%	5/15/48	144,243	143,950
[3,5,8] Freddie Mac REMICS		2.422%	11/15/36–11/15/47	23,709	23,712
[3,5,8] Freddie Mac REMICS		2.432%	11/15/36	914	916
[3,5,8] Freddie Mac REMICS		2.522%	6/15/42	485	489
5	Ginnie Mae REMICS	3.000%	1/20/45–3/20/48	90,463	89,163
					427,261
Total U. S. Government and Agency Obligations (Cost $4,868,557)					4,795,052
Asset-Backed/Commercial Mortgage-Backed Securities (5.0%)
5	Small Business Administration
	Participation Certs 2017-20	2.880%	5/1/37	3,852	3,725
5	Small Business Administration
	Participation Certs 2017-20	2.850%	10/1/37	20,297	19,526
5	Small Business Administration
	Participation Certs 2017-20	2.790%	11/1/37	27,110	25,768
5	Small Business Administration
	Participation Certs 2017-20	2.780%	12/1/37	22,938	21,944
5	Small Business Administration
	Participation Certs 2017-20	3.310%	4/1/38	41,100	40,528

31

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5 Small Business Administration
Participation Certs 2017-20		3.600%	6/1/38	16,000	15,990
5 Small Business Administration
Participation Certs 2017-20B		2.820%	2/1/37	4,231	4,045
5 Small Business Administration
Participation Certs 2017-20F		2.810%	6/1/37	2,376	2,275
5 Small Business Administration
Participation Certs 2018-20		2.920%	1/1/38	19,168	18,499
5 Small Business Administration
Participation Certs 2018-20		3.220%	2/1/38	31,900	31,254
5 Small Business Administration
Participation Certs 2018-20C		3.200%	3/1/38	44,300	43,386
5 Small Business Administration
Participation Certs 2018-20E		3.500%	5/1/38	9,000	8,919
5 Small Business Administration
Participation Certs 2018-20G		3.540%	7/1/38	10,500	10,445
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $252,236)					246,304

				Shares
Temporary Cash Investment (1.6%)
Money Market Fund (1.6%)
9 Vanguard Market Liquidity Fund
(Cost $78,609)		2.145%		786,061	78,606
Total Investments (103.6%) (Cost $5,199,402)					5,119,962

				Notional
Expiration			Exercise	Amount
	Date	Contracts	Price	($000)
Liability for Options Written (0.0%)
Call Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/10/18	43	USD 119.25	5,128	(17)
Call Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/24/18	43	USD 120.00	5,160	(8)
Call Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/27/18	129	USD 119.50	15,416	(49)
Put Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/10/18	43	USD 119.25	5,128	(9)
Put Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/24/18	43	USD 120.00	5,160	(33)
Put Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/24/18	86	USD 119.00	10,234	(20)
Put Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/27/18	43	USD 119.50	5,139	(19)
Total Liability for Options Written (Premiums Received $178)					(155)

32

Short-Term Federal Fund

Market
Value•
($000)
Other Assets and Other Liabilities (-3.6%)
Other Assets	204,431
Other Liabilities	(383,529)
(179,098)
Net Assets (100%)	4,940,709

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	5,041,356
Affiliated Issuers	78,606
Total Investments in Securities	5,119,962
Investment in Vanguard	264
Receivables for Investment Securities Sold	176,401
Receivables for Accrued Income	18,528
Receivables for Capital Shares Issued	8,551
Variation Margin Receivable—Futures Contracts	197
Other Assets	490
Total Assets	5,324,393
Liabilities
Payables for Investment Securities Purchased	366,340
Payables for Capital Shares Redeemed	13,356
Payables for Distributions	946
Payables to Vanguard	2,494
Liabilities for Options Written	155
Variation Margin Payable—Futures Contracts	393
Total Liabilities	383,684
Net Assets	4,940,709

33

Short-Term Federal Fund

At July 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	5,079,001
Overdistributed Net Investment Income	(82)
Accumulated Net Realized Losses	(59,386)
Unrealized Appreciation (Depreciation)
Investment Securities	(79,440)
Futures Contracts	593
Options on Futures Contracts[10]	23
Net Assets	4,940,709

Investor Shares—Net Assets
Applicable to 64,890,146 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	680,321
Net Asset Value Per Share—Investor Shares	$10.48

Admiral Shares—Net Assets
Applicable to 406,363,532 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,260,388
Net Asset Value Per Share—Admiral Shares	$10.48

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,958,000 have been segregated as initial margin for open futures contracts.
2 U.S. government-guaranteed.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2018.
7 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
8 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10 Unrealized appreciation (depreciation) on options on futures contracts is required to be treated as realized gain (loss) for tax purposes.
REMICS—Real Estate Mortgage Investment Conduits.

34

Short-Term Federal Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	September 2018	4,042	854,378	(1,349)
5-Year U.S. Treasury Note	September 2018	926	104,754	(35)
				(1,384)

Short Futures Contracts
10-Year U.S. Treasury Note	September 2018	(2,798)	(334,142)	1,432
Ultra 10-Year U.S. Treasury Note	September 2018	(343)	(43,599)	242
30-Year U.S. Treasury Bond	September 2018	(159)	(22,732)	289
Ultra Long U. S. Treasury Bond	September 2018	(95)	(14,906)	14
				1977
				593

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Short-Term Federal Fund

Statement of Operations

Six Months Ended
July31,2018
($000)
Investment Income
Income
Interest[1]	49,894
Total Income	49,894
Expenses
The Vanguard Group—Note B
Investment Advisory Services	185
Management and Administrative—Investor Shares	597
Management and Administrative—Admiral Shares	1,765
Marketing and Distribution—Investor Shares	55
Marketing and Distribution—Admiral Shares	142
Custodian Fees	23
Shareholders’ Reports—Investor Shares	10
Shareholders’ Reports—Admiral Shares	15
Trustees’ Fees and Expenses	2
Total Expenses	2,794
Net Investment Income	47,100
Realized Net Gain (Loss)
Investment Securities Sold[1]	(23,338)
Futures Contracts	(695)
Purchased Options	(429)
Written Options	(54)
Realized Net Gain (Loss)	(24,516)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(10,058)
Futures Contracts	1,382
Written Options	321
Change in Unrealized Appreciation (Depreciation)	(8,355)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,229

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $964,000, ($31,000), and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Short-Term Federal Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	47,100	76,835
Realized Net Gain (Loss)	(24,516)	(32,883)
Change in Unrealized Appreciation (Depreciation)	(8,355)	(34,932)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,229	9,020
Distributions
Net Investment Income
Investor Shares	(6,363)	(10,473)
Admiral Shares	(40,796)	(66,401)
Realized Capital Gain
Investor Shares	—	(486)
Admiral Shares	—	(2,823)
Total Distributions	(47,159)	(80,183)
Capital Share Transactions
Investor Shares	(34,134)	(97,217)
Admiral Shares	49,779	(519,477)
Net Increase (Decrease) from Capital Share Transactions	15,645	(616,694)
Total Increase (Decrease)	(17,285)	(687,857)
Net Assets
Beginning of Period	4,957,994	5,645,851
End of Period[1]	4,940,709	4,957,994

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($82,000) and ($23,000).

See accompanying Notes, which are an integral part of the Financial Statements.

37

Short-Term Federal Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.55	$10.70	$10.79	$10.82	$10.74	$10.78
Investment Operations
Net Investment Income	. 096[1]	.142[1]	.116	.095	.066	.058
Net Realized and Unrealized Gain (Loss)
on Investments	(. 070)	(.144)	(. 063)	. 005	. 080	(. 034)
Total from Investment Operations	.026	(.002)	.053	.100	.146	.024
Distributions
Dividends from Net Investment Income	(. 096)	(.142)	(.116)	(. 095)	(. 066)	(. 058)
Distributions from Realized Capital Gains	—	(.006)	(.027)	(.035)	—	(.006)
Total Distributions	(. 096)	(.148)	(.143)	(.130)	(. 066)	(. 064)
Net Asset Value, End of Period	$10.48	$10.55	$10.70	$10.79	$10.82	$10.74

Total Return[2]	0.25%	-0.02%	0.49%	0.93%	1.36%	0.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$680	$719	$827	$817	$924	$1,051
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.84%	1.33%	1.07%	0.88%	0.61%	0.54%
Portfolio Turnover Rate [3]	232%	211%	304%	314%	361%	418%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 19%, 30%, 38%, 75%, 99%, and 87% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Short-Term Federal Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.55	$10.70	$10.79	$10.82	$10.74	$10.78
Investment Operations
Net Investment Income	.101[1]	.153[1]	.127	.105	.077	.069
Net Realized and Unrealized Gain (Loss)
on Investments	(. 070)	(.144)	(. 063)	. 005	. 080	(. 034)
Total from Investment Operations	.031	.009	.064	.110	.157	.035
Distributions
Dividends from Net Investment Income	(.101)	(.153)	(.127)	(.105)	(. 077)	(. 069)
Distributions from Realized Capital Gains	—	(.006)	(.027)	(.035)	—	(.006)
Total Distributions	(.101)	(.159)	(.154)	(.140)	(. 077)	(. 075)
Net Asset Value, End of Period	$10.48	$10.55	$10.70	$10.79	$10.82	$10.74

Total Return[2]	0.30%	0.08%	0.59%	1.03%	1.47%	0.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,260	$4,239	$4,819	$4,342	$4,122	$4,205
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.94%	1.43%	1.17%	0.98%	0.71%	0.64%
Portfolio Turnover Rate [3]	232%	211%	304%	314%	361%	418%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 19%, 30%, 38%, 75%, 99%, and 87% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

40

Short-Term Federal Fund

During the six months ended July 31, 2018, the fund’s average investments in long and short futures contracts represented 16% and 7% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Options on futures contracts are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2018, the fund’s average value of investmets in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At July 31, 2018, a counterparty had deposited in a segregated account cash of $225,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

41

Short-Term Federal Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

42

Short-Term Federal Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $264,000, representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of July 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,795,052	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	246,304	—
Temporary Cash Investments	78,606	—	—
Liability for Options Written	(155)	—	—
Futures Contracts—Assets[1]	197	—	—
Futures Contracts—Liabilities[1]	(393)	—	—
Total	78,255	5,041,356	—
1 Represents variation margin on the last day of the reporting period.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2018, the fund had available capital losses totaling $35,428,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2019; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2018, the cost of investment securities for tax purposes was $5,199,402,000. Net unrealized depreciation of investment securities for tax purposes was $79,440,000, consisting of unrealized gains of $855,000 on securities that had risen in value since their purchase and $80,295,000 in unrealized losses on securities that had fallen in value since their purchase.

43

Short-Term Federal Fund

E. During the six months ended July 31, 2018, the fund purchased $4,386,385,000 of investment securities and sold $4,212,126,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2018	January 31, 2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	60,597	5,764	136,535	12,788
Issued in Lieu of Cash Distributions	5,806	552	10,071	944
Redeemed	(100,537)	(9,560)	(243,823)	(22,844)
Net Increase (Decrease)—Investor Shares	(34,134)	(3,244)	(97,217)	(9,112)
Admiral Shares
Issued	590,568	56,159	1,255,782	117,654
Issued in Lieu of Cash Distributions	36,270	3,450	61,249	5,739
Redeemed	(577,059)	(54,864)	(1,836,508)	(172,159)
Net Increase (Decrease)—Admiral Shares	49,779	4,745	(519,477)	(48,766)

G. Management has determined that no events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statements.

44

Intermediate-Term Treasury Fund

Fund Profile
As of July 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFITX	VFIUX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.65%	2.75%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		5–10 Year	Barclays
		Treasury	Aggregate
	Fund	Index	Bond Index

Number of Bonds	118	54	10,012

Yield to Maturity
(before expenses)	3.0%	2.9%	3.4%

Average Coupon	2.2%	2.4%	3.1%

Average Duration	5.2 years	6.3 years	6.0 years

Average Effective
Maturity	6.0 years	7.0 years	8.4 years

Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	5.1%
Government Mortgage-Backed	3.0
Treasury/Agency	91.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	5–10 Year	Barclays
	Treasury	Aggregate
	Index	Bond Index
R-Squared	0.99	0.86
Beta	0.80	1.10
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
1 - 3 Years	0.2%
3 - 5 Years	33.6
5 - 7 Years	43.8
7 - 10 Years	22.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.3%
Not Rated	0.7

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 24, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

45

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2008, Through July 31, 2018
				Bloomberg
				Barclays
				5–10 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	3.88%	3.41%	7.29%	9.48%
2010	3.10	-0.39	2.71	0.47
2011	2.70	2.89	5.59	6.69
2012	2.11	8.25	10.36	13.95
2013	1.34	-0.24	1.10	1.46
2014	1.47	-2.21	-0.74	-1.47
2015	1.74	3.64	5.38	7.66
2016	1.65	-0.48	1.17	1.38
2017	1.51	-2.35	-0.84	-1.41
2018	1.76	-2.07	-0.31	0.07
2019	1.13	-1.29	-0.16	-0.20
Note: For 2019, performance data reflect the six months ended July 31, 2018.

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	-1.45%	1.31%	2.04%	1.13%	3.17%
Admiral Shares	2/12/2001	-1.35	1.41	2.15	1.13	3.28

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (96.6%)
U.S. Government Securities (89.4%)
United States Treasury Note/Bond	2.125%	8/15/21	52,000	51,009
United States Treasury Note/Bond	1.125%	8/31/21	8,000	7,610
United States Treasury Note/Bond	2.000%	8/31/21	30,000	29,311
United States Treasury Note/Bond	1.125%	9/30/21	35,000	33,250
United States Treasury Note/Bond	2.000%	10/31/21	46,000	44,879
United States Treasury Note/Bond	8.000%	11/15/21	10,000	11,628
United States Treasury Note/Bond	1.750%	11/30/21	32,000	30,940
United States Treasury Note/Bond	1.875%	11/30/21	37,000	35,925
United States Treasury Note/Bond	1.750%	2/28/22	53,000	51,112
United States Treasury Note/Bond	1.875%	2/28/22	93,000	90,065
United States Treasury Note/Bond	1.750%	3/31/22	50,000	48,172
United States Treasury Note/Bond	1.875%	3/31/22	71,000	68,704
United States Treasury Note/Bond	1.750%	4/30/22	65,000	62,562
United States Treasury Note/Bond	1.875%	4/30/22	137,000	132,463
United States Treasury Note/Bond	1.750%	5/15/22	70,000	67,332
United States Treasury Note/Bond	1.875%	5/31/22	23,000	22,224
United States Treasury Note/Bond	1.750%	6/30/22	63,000	60,519
United States Treasury Note/Bond	1.875%	7/31/22	84,000	81,008
United States Treasury Note/Bond	2.000%	7/31/22	27,000	26,169
United States Treasury Note/Bond	1.625%	8/15/22	51,000	48,689
United States Treasury Note/Bond	1.875%	8/31/22	46,000	44,332
United States Treasury Note/Bond	1.750%	9/30/22	83,000	79,512
United States Treasury Note/Bond	1.875%	9/30/22	100,000	96,281
United States Treasury Note/Bond	1.875%	10/31/22	57,500	55,317
United States Treasury Note/Bond	2.000%	10/31/22	70,000	67,682
United States Treasury Note/Bond	1.625%	11/15/22	58,000	55,190
United States Treasury Note/Bond	2.000%	11/30/22	18,000	17,395
United States Treasury Note/Bond	2.125%	12/31/22	91,000	88,326
United States Treasury Note/Bond	2.375%	1/31/23	73,000	71,585
United States Treasury Note/Bond	2.000%	2/15/23	30,000	28,941
United States Treasury Note/Bond	7.125%	2/15/23	6,000	7,088
United States Treasury Note/Bond	1.500%	2/28/23	30,000	28,284
United States Treasury Note/Bond	2.625%	2/28/23	49,000	48,563
United States Treasury Note/Bond	1.500%	3/31/23	35,000	32,966
United States Treasury Note/Bond	2.500%	3/31/23	35,000	34,481
United States Treasury Note/Bond	1.625%	4/30/23	43,000	40,682

47

Intermediate-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.750%	4/30/23	60,000	59,737
United States Treasury Note/Bond	1.750%	5/15/23	76,000	72,295
United States Treasury Note/Bond	1.625%	5/31/23	30,000	28,359
United States Treasury Note/Bond	1.250%	7/31/23	20,000	18,512
United States Treasury Note/Bond	2.500%	8/15/23	15,000	14,754
United States Treasury Note/Bond	1.375%	8/31/23	40,000	37,206
United States Treasury Note/Bond	1.375%	9/30/23	89,000	82,673
United States Treasury Note/Bond	1.625%	10/31/23	91,000	85,525
United States Treasury Note/Bond	2.750%	11/15/23	44,000	43,753
United States Treasury Note/Bond	2.125%	11/30/23	65,000	62,613
United States Treasury Note/Bond	2.250%	12/31/23	74,000	71,687
United States Treasury Note/Bond	2.250%	1/31/24	82,000	79,386
United States Treasury Note/Bond	2.750%	2/15/24	115,000	114,246
United States Treasury Note/Bond	2.125%	2/29/24	68,000	65,354
United States Treasury Note/Bond	2.125%	3/31/24	72,500	69,622
United States Treasury Note/Bond	2.000%	4/30/24	57,000	54,328
United States Treasury Note/Bond	2.500%	5/15/24	156,000	152,733
United States Treasury Note/Bond	2.000%	5/31/24	72,000	68,580
United States Treasury Note/Bond	2.000%	6/30/24	54,000	51,384
United States Treasury Note/Bond	2.125%	7/31/24	54,000	51,705
United States Treasury Note/Bond	2.375%	8/15/24	163,018	158,281
United States Treasury Note/Bond	2.125%	9/30/24	62,000	59,287
United States Treasury Note/Bond	2.250%	10/31/24	62,000	59,685
United States Treasury Note/Bond	2.250%	11/15/24	110,200	106,033
United States Treasury Note/Bond	2.125%	11/30/24	57,000	54,426
United States Treasury Note/Bond	2.250%	12/31/24	39,000	37,495
United States Treasury Note/Bond	2.000%	2/15/25	125,000	118,164
United States Treasury Note/Bond	7.625%	2/15/25	12,000	15,349
United States Treasury Note/Bond	2.750%	2/28/25	33,000	32,670
United States Treasury Note/Bond	2.625%	3/31/25	60,000	58,931
United States Treasury Note/Bond	2.875%	4/30/25	66,000	65,815
United States Treasury Note/Bond	2.125%	5/15/25	116,800	111,070
United States Treasury Note/Bond	2.875%	5/31/25	82,000	81,756
United States Treasury Note/Bond	2.750%	6/30/25	63,000	62,311
United States Treasury Note/Bond	2.000%	8/15/25	68,250	64,240
United States Treasury Note/Bond	2.250%	11/15/25	70,000	66,872
United States Treasury Note/Bond	1.625%	2/15/26	99,884	91,035
United States Treasury Note/Bond	1.625%	5/15/26	92,891	84,415
United States Treasury Note/Bond	1.500%	8/15/26	108,740	97,527
United States Treasury Note/Bond	2.000%	11/15/26	128,000	119,080
United States Treasury Note/Bond	2.250%	2/15/27	90,500	85,721
United States Treasury Note/Bond	2.375%	5/15/27	100,000	95,547
United States Treasury Note/Bond	2.250%	8/15/27	96,100	90,724
United States Treasury Note/Bond	2.250%	11/15/27	116,000	109,330
1 United States Treasury Note/Bond	6.125%	11/15/27	17,000	21,346
United States Treasury Note/Bond	2.750%	2/15/28	113,000	111,004
United States Treasury Note/Bond	2.875%	5/15/28	58,000	57,583
				5,200,345
Agency Bonds and Notes (4.1%)
2 AID-Iraq	2.149%	1/18/22	9,930	9,668
2 AID-Israel	5.500%	9/18/23	14,500	16,227
2 AID-Israel	5.500%	4/26/24	4,700	5,297
2 AID-Israel	0.000%	5/1/24	13,215	10,787
2 AID-Israel	0.000%	11/1/24	75,000	61,225

48

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
2	AID-Israel	0.000%	8/15/25	15,929	12,579
2	AID-Tunisia	1.416%	8/5/21	15,200	14,513
	Private Export Funding Corp.	2.300%	9/15/20	13,600	13,445
	Private Export Funding Corp.	4.300%	12/15/21	4,150	4,327
	Private Export Funding Corp.	3.550%	1/15/24	18,500	18,910
	Private Export Funding Corp.	2.450%	7/15/24	6,085	5,863
	Private Export Funding Corp.	3.250%	6/15/25	18,600	18,640
	Resolution Funding Corp. Interest Strip	0.000%	4/15/26	15,950	12,451
	Resolution Funding Corp. Interest Strip	0.000%	1/15/27	15,818	11,984
	Resolution Funding Corp. Interest Strip	0.000%	4/15/27	16,673	12,529
	Resolution Funding Corp. Interest Strip	0.000%	7/15/27	8,704	6,487
	Resolution Funding Corp. Interest Strip	0.000%	10/15/27	8,704	6,422
					241,354
Conventional Mortgage-Backed Securities (2.6%)
[3,4,5] Fannie Mae Pool		3.500%	8/1/48	75,000	74,309
[3,4,5] Fannie Mae Pool		4.000%	8/1/48	34,000	34,531
[3,4,5] Fannie Mae Pool		4.500%	8/1/48	15,000	15,558
[3,4,5] Fannie Mae Pool		5.000%	10/1/48	23,000	24,211
					148,609
Nonconventional Mortgage-Backed Securities (0.5%)
[3,4,6] Fannie Mae REMICS 2016-1		2.414%	2/25/46	9,712	9,782
[3,4,6] Fannie Mae REMICS 2016-6		2.514%	2/25/46	6,646	6,754
[3,4,6] Freddie Mac REMICS		2.472%	5/15/46	6,583	6,604
[3,4,6] Freddie Mac REMICS		2.522%	10/15/46	6,294	6,352
					29,492
Total U.S. Government and Agency Obligations (Cost $5,716,516)					5,619,800
Asset-Backed/Commercial Mortgage-Backed Securities (5.2%)
3	Small Business Administration Participation
	Certs 2017-20	2.880%	5/1/37	4,581	4,431
3	Small Business Administration Participation
	Certs 2017-20	2.850%	10/1/37	24,807	23,865
3	Small Business Administration Participation
	Certs 2017-20	2.790%	11/1/37	31,791	30,217
3	Small Business Administration Participation
	Certs 2017-20K	2.780%	12/1/37	27,055	25,882
3	Small Business Administration Participation
	Certs 2017-20	3.310%	4/1/38	50,900	50,191
3	Small Business Administration Participation
	Certs 2017-20	3.600%	6/1/38	19,000	18,988
3	Small Business Administration Participation
	Certs 2017-20B	2.820%	2/1/37	5,015	4,795
3	Small Business Administration Participation
	Certs 2017-20F	2.810%	6/1/37	2,810	2,691
3	Small Business Administration Participation
	Certs 2018-20	2.920%	1/1/38	23,666	22,840
3	Small Business Administration Participation
	Certs 2018-20	3.220%	2/1/38	38,900	38,112
3	Small Business Administration Participation
	Certs 2018-20C	3.200%	3/1/38	55,200	54,061

49

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Small Business Administration Participation
Certs 2018-20E		3.500%	5/1/38	11,000	10,902
3	Small Business Administration Participation
Certs 2018-20G		3.540%	7/1/38	12,500	12,435
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $306,581)					299,410

				Shares
Temporary Cash Investment (0.6%)
Money Market Fund (0.6%)
7	Vanguard Market Liquidity Fund (Cost $38,026)	2.145%		380,239	38,024
Total Investments (102.4%) (Cost $6,061,123)					5,957,234

				Notional
Expiration			Exercise	Amount
	Date	Contracts	Price	($000)
Liability for Options Written (0.0%)
Call Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/10/18	50	USD 119.25	5,963	(19)
Call Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/24/18	443	USD 120.00	53,160	(83)
Call Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/27/18	151	USD 119.50	18,045	(57)
Put Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/10/18	50	USD 119.25	5,963	(11)
Put Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/24/18	392	USD 118.50	46,452	(49)
Put Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/24/18	51	USD 120.00	6,120	(39)
Put Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/24/18	101	USD 119.00	12,019	(24)
Put Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/27/18	50	USD 119.50	5,975	(23)
Total Liability on Options Written (Premiums Received $627)					(305)

					Amount
					($000)
Other Assets and Other Liabilities (-2.4%)
Other Assets					281,687
Other Liabilities					(422,862)
					(141,175)
Net Assets (100%)					5,815,754

50

Intermediate-Term Treasury Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	5,919,210
Affiliated Issuers	38,024
Total Investments in Securities	5,957,234
Investment in Vanguard	312
Receivables for Investment Securities Sold	234,081
Receivables for Accrued Income	36,012
Receivables for Capital Shares Issued	10,867
Variation Margin Receivable—Futures Contracts	162
Other Assets	253
Total Assets	6,238,921
Liabilities
Payables for Investment Securities Purchased	392,080
Payables for Capital Shares Redeemed	25,842
Payables for Distributions	1,834
Payables to Vanguard	2,806
Liabilities for Options Written	305
Variation Margin Payable—Futures Contracts	300
Total Liabilities	423,167
Net Assets	5,815,754

At July 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	6,136,425
Undistributed Net Investment Income	40
Accumulated Net Realized Losses	(218,066)
Unrealized Appreciation (Depreciation)
Investment Securities	(103,889)
Futures Contracts	922
Options on Futures Contracts [8]	322
Net Assets	5,815,754

51

Intermediate-Term Treasury Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 79,464,715 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	853,453
Net Asset Value Per Share—Investor Shares	$10.74

Admiral Shares—Net Assets
Applicable to 462,036,096 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,962,301
Net Asset Value Per Share—Admiral Shares	$10.74

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,917,000 have been segregated as initial margin for open futures contracts.
2 U.S. government-guaranteed.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2018.
6 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 Unrealized appreciation (depreciation) on options contracts is required to be treated as realized gain (loss) for tax purposes.
REMICS—Real Estate Mortgage Investment Conduits.

52

Intermediate-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	September 2018	1,382	292,120	(446)
5-Year U.S. Treasury Note	September 2018	1,719	194,462	(271)
Ultra Long U.S. Treasury Bond	September 2018	114	17,887	6
				(711)

Short Futures Contracts
10-Year U.S. Treasury Note	September 2018	(2,221)	(265,236)	663
Ultra 10-Year U.S. Treasury Note	September 2018	(1,332)	(169,310)	970
				1,633
				922

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Fund

Statement of Operations

Six Months Ended
July31,2018
($000)
Investment Income
Income
Interest[1]	73,820
Total Income	73,820
Expenses
The Vanguard Group—Note B
Investment Advisory Services	223
Management and Administrative—Investor Shares	784
Management and Administrative—Admiral Shares	2,091
Marketing and Distribution—Investor Shares	74
Marketing and Distribution—Admiral Shares	169
Custodian Fees	29
Shareholders’ Reports—Investor Shares	15
Shareholders’ Reports—Admiral Shares	23
Trustees’ Fees and Expenses	2
Total Expenses	3,410
Net Investment Income	70,410
Realized Net Gain (Loss)
Investment Securities Sold[1]	(112,963)
Futures Contracts	(3,406)
Purchased Options	(94)
Written Options	(158)
Realized Net Gain (Loss)	(116,621)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	33,708
Futures Contracts	2,748
Written Options	674
Change in Unrealized Appreciation (Depreciation)	37,130
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,081)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $284,000, ($23,000), and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

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Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	70,410	116,914
Realized Net Gain (Loss)	(116,621)	(69,107)
Change in Unrealized Appreciation (Depreciation)	37,130	(58,052)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,081)	(10,245)
Distributions
Net Investment Income
Investor Shares	(10,487)	(19,267)
Admiral Shares	(59,919)	(97,614)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(70,406)	(116,881)
Capital Share Transactions
Investor Shares	(101,119)	(198,622)
Admiral Shares	(71,048)	17,884
Net Increase (Decrease) from Capital Share Transactions	(172,167)	(180,738)
Total Increase (Decrease)	(251,654)	(307,864)
Net Assets
Beginning of Period	6,067,408	6,375,272
End of Period[1]	5,815,754	6,067,408

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $40,000 and ($6,000).

See accompanying Notes, which are an integral part of the Financial Statements.

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Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.88	$11.11	$11.51	$11.66	$11.29	$11.60
Investment Operations
Net Investment Income	.123[1]	.198[1]	.177	.188	.188	.170
Net Realized and Unrealized Gain (Loss)
on Investments	(.140)	(. 230)	(. 271)	(. 057)	. 410	(. 256)
Total from Investment Operations	(. 017)	(. 032)	(. 094)	.131	. 598	(. 086)
Distributions
Dividends from Net Investment Income	(.123)	(.198)	(.177)	(.188)	(.188)	(.170)
Distributions from Realized Capital Gains	—	—	(.129)	(.093)	(.040)	(.054)
Total Distributions	(.123)	(.198)	(. 306)	(. 281)	(. 228)	(. 224)
Net Asset Value, End of Period	$10.74	$10.88	$11.11	$11.51	$11.66	$11.29

Total Return[2]	-0.16%	-0.31%	-0.84%	1.17%	5.38%	-0.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$853	$967	$1,185	$1,326	$1,391	$1,469
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.30%	1.78%	1.53%	1.64%	1.66%	1.48%
Portfolio Turnover Rate [3]	213%	181%	152%	142%	63%	42%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 3%, 6%, 3%, 34%, 22%, and 0% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.88	$11.11	$11.51	$11.66	$11.29	$11.60
Investment Operations
Net Investment Income	.128[1]	.210[1]	.188	.199	.199	.181
Net Realized and Unrealized Gain (Loss)
on Investments	(.140)	(. 230)	(. 271)	(. 057)	. 410	(. 256)
Total from Investment Operations	(. 012)	(. 020)	(. 083)	.142	. 609	(. 075)
Distributions
Dividends from Net Investment Income	(.128)	(. 210)	(.188)	(.199)	(.199)	(.181)
Distributions from Realized Capital Gains	—	—	(.129)	(.093)	(.040)	(.054)
Total Distributions	(.128)	(. 210)	(. 317)	(. 292)	(. 239)	(. 235)
Net Asset Value, End of Period	$10.74	$10.88	$11.11	$11.51	$11.66	$11.29

Total Return[2]	-0.11%	-0.21%	-0.74%	1.27%	5.48%	-0.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,962	$5,100	$5,190	$4,849	$4,287	$3,619
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.40%	1.88%	1.63%	1.74%	1.76%	1.58%
Portfolio Turnover Rate [3]	213%	181%	152%	142%	63%	42%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 3%, 6%, 3%, 34%, 22%, and 0% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

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Intermediate-Term Treasury Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2018, the fund’s average investments in long and short futures contracts represented 8% and 5% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2018, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased.

The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these

59

Intermediate-Term Treasury Fund

transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period

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Intermediate-Term Treasury Fund

for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $312,000, representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of July 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,619,800	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	299,410	—
Temporary Cash Investments	38,024	—	—
Liability for Options Written	(305)	—	—
Futures Contracts—Assets[1]	162	—	—
Futures Contracts—Liabilities[1]	(300)	—	—
Total	37,581	5,919,210	—
1 Represents variation margin on the last day of the reporting period.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2018, the fund had available capital losses totaling $103,623,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2019; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

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Intermediate-Term Treasury Fund

At July 31, 2018, the cost of investment securities for tax purposes was $6,061,123,000. Net unrealized depreciation of investment securities for tax purposes was $103,889,000, consisting of unrealized gains of $1,479,000 on securities that had risen in value since their purchase and $105,368,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended July 31, 2018, the fund purchased $6,346,164,000 of investment securities and sold $6,379,576,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2018	January 31, 2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	108,687	10,049	223,142	20,010
Issued in Lieu of Cash Distributions	9,499	880	17,581	1,577
Redeemed	(219,305)	(20,338)	(439,345)	(39,398)
Net Increase (Decrease)—Investor Shares	(101,119)	(9,409)	(198,622)	(17,811)
Admiral Shares
Issued	573,128	53,090	1,260,285	112,952
Issued in Lieu of Cash Distributions	49,838	4,616	80,863	7,258
Redeemed	(694,014)	(64,301)	(1,323,264)	(118,721)
Net Increase (Decrease)—Admiral Shares	(71,048)	(6,595)	17,884	1,489

G. Management has determined that no events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statements.

62

GNMA Fund

Fund Profile
As of July 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFIIX	VFIJX
Expense Ratio[1]	0.21%	0.11%
30-Day SEC Yield	2.78%	2.88%

Financial Attributes
		Bloomberg	Bloomberg
		Barclays	Barclays
		GNMA	Aggregate
	Fund	Index	Bond Index
Number of Bonds	43	91	10,012
Yield to Maturity
(before expenses)	3.5%	3.4%	3.4%
Average Coupon	3.6%	3.6%	3.1%
Average Duration	4.5 years	5.2 years	6.0 years
Average Effective
Maturity	7.9 years	7.7 years	8.4 years
Short-Term
Reserves	5.0%	—	—
Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Asset-Backed	1.7%
Collateralized Mortgage Obligations	3.1
Government Mortgage-Backed	93.5
Other Government	1.7

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg	Bloomberg
	Barclays	Barclays
	GNMA	Aggregate
	Index	Bond Index
R-Squared	0.98	0.85
Beta	1.02	0.65
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash
Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
Less Than 1.0%	0.5%
1.0% to 4.0%	64.6
4.0% to 6.0%	32.3
6.0% and above	2.6

1 The expense ratios shown are from the prospectus dated May 24, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the annualized expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

63

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2008, Through July 31, 2018
				Bloomberg
				Barclays
				GNMA
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	5.08%	0.57%	5.65%	5.98%
2010	3.94	2.87	6.81	6.78
2011	3.42	2.29	5.71	5.33
2012	3.41	4.55	7.96	8.21
2013	2.61	-1.26	1.35	1.54
2014	2.28	-1.94	0.34	0.25
2015	2.66	2.63	5.29	4.56
2016	2.35	-0.52	1.83	2.10
2017	2.19	-1.70	0.49	0.28
2018	2.66	-1.81	0.85	0.86
2019	1.43	-1.16	0.27	0.25
Note: For 2019, performance data reflect the six months ended July 31, 2018.

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	-0.01%	2.26%	2.96%	0.66%	3.62%
Admiral Shares	2/12/2001	0.09	2.36	3.07	0.66	3.73

See Financial Highlights for dividend and capital gains information.

64

GNMA Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (97.2%)
U.S. Government Securities (1.1%)
	United States Treasury Inflation Indexed
	Bonds	0.625%	1/15/26	239,900	250,003
Conventional Mortgage-Backed Securities (92.4%)
[1,2]	Fannie Mae Pool	2.500%	10/1/26–8/1/46	19,630	18,605
[1,2]	Fannie Mae Pool	2.640%	12/1/31	15,516	14,117
[1,2]	Fannie Mae Pool	2.690%	10/1/27	33,670	31,543
[1,2]	Fannie Mae Pool	2.710%	9/1/31	7,110	6,496
[1,2]	Fannie Mae Pool	2.720%	9/1/31	1,451	1,333
[1,2]	Fannie Mae Pool	2.775%	11/1/27	3,420	3,200
[1,2]	Fannie Mae Pool	2.870%	12/1/27–1/1/28	147,601	140,600
[1,2]	Fannie Mae Pool	2.890%	12/1/27	27,087	25,820
[1,2]	Fannie Mae Pool	2.920%	2/1/28	7,502	7,159
[1,2]	Fannie Mae Pool	2.940%	12/1/27	44,540	42,007
[1,2]	Fannie Mae Pool	2.950%	6/1/31	1,925	1,787
[1,2]	Fannie Mae Pool	2.960%	12/1/27– 6/1/31	100,512	95,569
[1,2]	Fannie Mae Pool	2.970%	12/1/27	6,559	6,197
[1,2]	Fannie Mae Pool	3.000%	4/1/25–1/1/31	—	—
[1,2]	Fannie Mae Pool	3.030%	5/1/29–2/1/30	40,130	38,109
[1,2]	Fannie Mae Pool	3.050%	7/1/31	2,000	1,878
[1,2]	Fannie Mae Pool	3.090%	3/1/30	8,775	8,393
[1,2]	Fannie Mae Pool	3.100%	9/1/29–2/1/33	41,830	39,023
[1,2]	Fannie Mae Pool	3.110%	11/1/27–2/1/28	23,000	22,073
[1,2]	Fannie Mae Pool	3.160%	12/1/32–2/1/33	28,358	26,671
[1,2]	Fannie Mae Pool	3.170%	1/1/30	19,944	19,063
[1,2]	Fannie Mae Pool	3.190%	9/1/29	3,725	3,560
[1,2]	Fannie Mae Pool	3.210%	3/1/29–1/1/33	26,325	24,732
[1,2]	Fannie Mae Pool	3.220%	1/1/33	21,438	20,713
[1,2]	Fannie Mae Pool	3.240%	3/1/28	6,269	6,129
[1,2]	Fannie Mae Pool	3.250%	5/1/32	16,500	15,766
[1,2]	Fannie Mae Pool	3.260%	1/1/33	10,920	10,542
[1,2]	Fannie Mae Pool	3.270%	7/1/30	40,538	39,081
[1,2]	Fannie Mae Pool	3.280%	5/1/28–5/1/29	68,523	66,711
[1,2]	Fannie Mae Pool	3.290%	6/1/29	22,065	21,279
[1,2]	Fannie Mae Pool	3.320%	7/1/30	14,200	13,780
[1,2]	Fannie Mae Pool	3.330%	4/1/32	10,818	10,317
[1,2]	Fannie Mae Pool	3.350%	1/1/30–11/1/30	15,192	14,752
[1,2]	Fannie Mae Pool	3.370%	4/1/28	6,000	5,925

65

GNMA Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[1,2]	Fannie Mae Pool	3.380%	4/1/28	6,000	5,951
[1,2]	Fannie Mae Pool	3.410%	5/1/32–2/1/33	22,025	21,280
[1,2]	Fannie Mae Pool	3.420%	4/1/31	1,489	1,453
[1,2]	Fannie Mae Pool	3.425%	2/1/30	15,850	15,359
[1,2]	Fannie Mae Pool	3.430%	6/1/30	1,280	1,255
1,2,§ Fannie Mae Pool		3.440%	7/1/28	52,583	52,025
[1,2]	Fannie Mae Pool	3.460%	4/1/28–9/1/29	13,807	13,639
[1,2]	Fannie Mae Pool	3.490%	7/1/30	9,736	9,578
[1,2]	Fannie Mae Pool	3.500%	2/1/27–8/1/48	16,992	17,217
[1,2]	Fannie Mae Pool	3.510%	3/1/33	7,125	7,053
[1,2]	Fannie Mae Pool	3.540%	5/1/28– 6/1/30	64,504	64,560
[1,2]	Fannie Mae Pool	3.550%	2/1/30	8,875	8,844
[1,2]	Fannie Mae Pool	3.570%	5/1/28–10/1/29	12,553	12,531
[1,2]	Fannie Mae Pool	3.580%	5/1/28–1/1/31	54,017	53,549
[1,2]	Fannie Mae Pool	3.590%	9/1/30	50,357	49,697
[1,2]	Fannie Mae Pool	3.660%	7/1/30	15,150	15,133
[1,2]	Fannie Mae Pool	3.725%	4/1/33	9,594	9,618
[1,2]	Fannie Mae Pool	3.800%	7/1/30	6,300	6,376
[1,2]	Fannie Mae Pool	3.830%	6/1/34	3,291	3,316
1,2,§ Fannie Mae Pool		3.840%	7/1/30	7,500	7,652
[1,2]	Fannie Mae Pool	3.890%	5/1/30	14,113	14,163
[1,2]	Fannie Mae Pool	3.960%	5/1/34	6,064	6,156
[1,2]	Fannie Mae Pool	4.000%	5/1/46– 6/1/46	8,796	8,937
[1,2]	Fannie Mae Pool	4.060%	3/1/29	3,962	4,024
[1,2]	Fannie Mae Pool	4.080%	2/1/29	2,906	2,970
[1,2]	Fannie Mae Pool	4.150%	10/1/28–1/1/31	73,865	75,583
[1,2]	Fannie Mae Pool	4.180%	11/1/30	29,397	29,919
[1,2]	Fannie Mae Pool	4.250%	10/1/28	1,230	1,276
[1,2]	Fannie Mae Pool	4.280%	11/1/28	5,244	5,446
[1,2]	Fannie Mae Pool	4.380%	10/1/28	9,635	10,074
[1,2]	Fannie Mae Pool	4.400%	8/1/28	2,175	2,279
[1,2]	Fannie Mae Pool	4.500%	12/1/40–3/1/44	3,149	3,291
[1,2]	Fannie Mae Pool	6.000%	7/1/22	4	4
[1,2]	Fannie Mae Pool	6.500%	2/1/29–5/1/40	2,498	2,746
[1,2]	Freddie Mac Gold Pool	3.000%	6/1/43–8/1/48	18,084	17,499
[1,2]	Freddie Mac Gold Pool	3.500%	12/1/47–7/1/48	3,717	3,817
[1,2]	Freddie Mac Gold Pool	4.000%	9/1/30–4/1/44	7,593	7,757
[1,2]	Freddie Mac Gold Pool	4.500%	4/1/34–8/1/48	2,092	2,512
[1,2]	Freddie Mac Gold Pool	5.000%	11/1/23–8/1/48	26,667	28,479
1	Ginnie Mae I Pool	2.500%	11/15/42–9/15/43	95,954	91,070
1	Ginnie Mae I Pool	3.000%	1/15/26–8/1/48	1,135,587	1,111,100
[1,3]	Ginnie Mae I Pool	3.500%	7/15/39–9/1/48	765,512	766,814
1	Ginnie Mae I Pool	3.750%	7/15/42	3,397	3,441
1	Ginnie Mae I Pool	3.875%	5/15/42– 6/15/42	5,703	5,838
1	Ginnie Mae I Pool	4.000%	6/15/19–8/1/48	1,027,377	1,055,749
1	Ginnie Mae I Pool	4.500%	4/15/33–1/15/45	667,413	699,887
1	Ginnie Mae I Pool	5.000%	1/15/30–8/1/48	601,196	639,733
1	Ginnie Mae I Pool	5.500%	9/15/23–8/1/48	411,137	438,132
1	Ginnie Mae I Pool	6.000%	3/15/19–8/1/48	222,345	238,721
1	Ginnie Mae I Pool	6.500%	4/15/23–7/15/40	159,157	170,606
1	Ginnie Mae I Pool	7.000%	11/15/31–11/15/36	48,112	52,988
1	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	24	24
[1,3]	Ginnie Mae I Pool	7.500%	10/15/31	18,408	20,907
1	Ginnie Mae I Pool	8.000%	8/15/31	6,720	7,687

66

GNMA Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
1	Ginnie Mae I Pool	8.500%	9/15/19– 6/15/28	784	822
1	Ginnie Mae I Pool	9.000%	11/15/19–5/15/21	2	2
1	Ginnie Mae I Pool	9.500%	11/15/18–8/15/21	125	132
1	Ginnie Mae I Pool	10.000%	7/15/19	—	—
1	Ginnie Mae II Pool	1.500%	6/20/39– 6/20/47	1,232	1,026
1	Ginnie Mae II Pool	2.000%	10/20/43–2/20/47	891	769
1	Ginnie Mae II Pool	2.500%	11/20/42–8/1/48	476,852	450,264
1	Ginnie Mae II Pool	3.000%	4/20/31–8/1/48	2,674,816	2,615,744
[1,4,5] Ginnie Mae II Pool		3.500%	10/20/40–8/1/48	6,654,900	6,664,353
[1,4]	Ginnie Mae II Pool	4.000%	4/20/39–8/1/48	2,839,766	2,909,346
[1,4]	Ginnie Mae II Pool	4.500%	12/20/32–8/1/48	865,195	906,723
1	Ginnie Mae II Pool	5.000%	10/20/32–3/20/45	305,476	326,567
1	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	33,536	35,687
1	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	43,125	46,541
1	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	1,141	1,262
1	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	99	111
					20,667,994
Nonconventional Mortgage-Backed Securities (3.7%)
[1,2]	Fannie Mae Pool	2.322%	8/1/43	12,615	12,438
[1,2]	Fannie Mae Pool	2.785%	9/1/44	13,294	13,129
[1,2]	Fannie Mae REMICS	3.000%	6/25/43–2/25/57	123,633	118,947
[1,2]	Fannie Mae REMICS	3.500%	7/25/44–12/25/57	39,613	38,940
[1,2]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	4,600	5,002
[1,2]	Freddie Mac Non Gold Pool	2.254%	9/1/43	8,696	8,533
[1,2]	Freddie Mac Non Gold Pool	2.267%	8/1/43	18,935	18,642
[1,2]	Freddie Mac Non Gold Pool	2.680%	10/1/44	25,040	24,495
[1,2]	Freddie Mac Non Gold Pool	2.747%	7/1/44	7,093	6,956
[1,2]	Freddie Mac Non Gold Pool	2.838%	10/1/44	11,495	11,269
[1,2]	Freddie Mac Non Gold Pool	2.897%	4/1/44	12,157	11,942
[1,2]	Freddie Mac Non Gold Pool	2.950%	9/1/44	8,561	8,385
[1,2]	Freddie Mac Non Gold Pool	3.093%	10/1/44	17,186	16,697
[1,2]	Freddie Mac REMICS	3.000%	8/15/42–3/15/48	97,336	88,696
[1,2]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	12,705	13,773
1	Ginnie Mae REMICS	2.000%	7/20/42	19,397	18,034
[1,6]	Ginnie Mae REMICS	2.286%	2/20/37	3,254	3,239
1	Ginnie Mae REMICS	2.350%	5/17/46	35,302	33,857
1	Ginnie Mae REMICS	2.500%	12/16/39–11/20/43	65,419	57,625
1	Ginnie Mae REMICS	2.650%	11/17/48	16,220	15,396
1	Ginnie Mae REMICS	3.000%	3/20/40–5/20/47	76,669	68,972
1	Ginnie Mae REMICs	3.000%	4/20/47	12,915	12,527
1	Ginnie Mae REMICS	3.250%	8/20/44	8,104	6,964
1	Ginnie Mae REMICS	3.500%	7/20/43–9/20/44	32,109	31,558
1	Ginnie Mae REMICS	3.750%	7/20/44	9	9
1	Ginnie Mae REMICS	4.500%	6/20/39	4,238	4,497
1	Ginnie Mae REMICS	5.000%	6/16/37	14,666	15,860
1	Ginnie Mae REMICS	5.500%	8/16/36	12,832	13,236
1	Government National Mortgage Assn.	2.500%	10/20/45–1/20/48	68,224	62,916
1	Government National Mortgage Assn.	3.000%	7/20/43–11/20/47	73,598	69,434
1	Government National Mortgage Assn.	3.500%	5/20/45	15,191	14,326
					826,294
Total U.S. Government and Agency Obligations (Cost $22,220,650)					21,744,291

67

GNMA Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (1.7%)
[1,2]	Fannie Mae REMICS	3.000%	11/25/47	2,789	2,576
[1,2,7] Fannie Mae-Aces		3.090%	2/25/30	107,935	102,299
[1,2]	Fannie Mae-Aces 2018-M2	2.902%	1/25/28	77,000	73,459
[1,2]	FHLMC Multifamily Structured Pass
	Through Certificates K064	3.224%	3/25/27	5,500	5,398
[1,2]	FHLMC Multifamily Structured Pass
	Through Certificates K072	3.444%	12/25/27	20,000	19,902
1	Government National Mortgage Assn.	1.750%	10/20/42	6,977	6,407
1	Government National Mortgage Assn.	3.500%	8/16/44	4,621	4,516
1	Government National Mortgage Assn.	2.000%	10/20/44	4,778	4,372
1	Government National Mortgage Assn.	3.000%	1/20/48	165,075	163,820
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $387,412)					382,749
Temporary Cash Investments (5.3%)
Repurchase Agreements (2.5%)
	Bank of America Securities, LLC
	(Dated 7/31/18, Repurchase Value
	$25,501,000, collateralized by
	Federal Home Loan Mortgage
	Corp., 3.000%, 10/1/45–3/1/48,
	with a value of $26,010,000)	1.930%	8/1/18	25,500	25,500
	Bank of Montreal
	(Dated 7/31/18, Repurchase Value
	$121,806,000, collateralized by
	U. S. Treasury Bill 0.000%, 4/25/19,
	and U.S. Treasury Note/Bond
	0.875%–3.125%, 4/30/19–5/15/45,
	with a value of $124,236,000)	1.900%	8/1/18	121,800	121,800
	Barclays Capital Inc.
	(Dated 7/31/18, Repurchase Value
	$130,407,000, by U. S. Treasury Bill
	0.000%, 9/20/18–7/18/19, and U.S.
	Treasury Note/Bond 1.125%–8.125%,
	2/15/21–5/15/46, with a value of
	$133,008,000)	1.900%	8/1/18	130,400	130,400
	Citigroup Global Markets Inc.
	(Dated 7/31/18, Repurchase Value
	$128,507,000, collateralized by
	U.S. Treasury Note/Bond,
	1.750%–2.625%, 9/30/22–2/28/23,
	with a value of $131,070,000)	1.910%	8/1/18	128,500	128,500
	Societe Generale
	(Dated 7/31/18, Repurchase Value
	$20,401,000, collateralized by
	U. S. Treasury Bill 0.000%, 12/6/18,
	and U.S. Treasury Note/Bond
	2.125%–8.500%, 2/15/20–11/15/44,
	with a value of $20,808,000)	1.900%	8/1/18	20,400	20,400

68

GNMA Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
TD Securities (USA) LLC
(Dated 7/31/18, Repurchase Value
$9,801,000, collateralized by
Federal Home Loan Mortgage Corp.
3.500%, 7/1/46, with a value of
$9,996,000)	1.910%	8/1/18	9,800	9,800
HSBC Securities USA
(Dated 7/31/18, Repurchase Value
$37,702,000, collateralized by
U.S. Treasury Bill 0.000%, 1/24/19,
and U.S. Treasury Note/Bond
2.625%–2.750%, 3/31/25–11/15/47,
with a value of $38,454,000)	1.900%	8/1/18	37,700	37,700
HSBC Securities USA
(Dated 7/31/18, Repurchase Value
$8,300,000, collateralized by
Federal Home Loan Mortgage Corp.
4.500%, 1/1/47, and Federal National
Mortgage Assn., 2.500%–5.000%,
7/1/23–2/1/46 with a value of
$8,466,000)	1.910%	8/1/18	8,300	8,300
Wells Fargo & Co.
(Dated 7/31/18, Repurchase Value
$66,004,000, collateralized by
Federal National Mortgage Assn.,
3.000%–4.500%, 4/1/31–2/1/48,
with a value of $67,320,000)	1.930%	8/1/18	66,000	66,000
				548,400
U. S. Government and Agency Obligations (1.3%)
United States Treasury Bill	1.831%	8/9/18	293,736	293,616

			Shares
Money Market Fund (1.5%)
8 Vanguard Market Liquidity Fund	2.145%		3,315,192	331,519
Total Temporary Cash Investments (Cost $1,173,537)				1,173,535
Total Investments (104.2%) (Cost $23,781,599)				23,300,575
Other Assets and Liabilities (-4.2%)
Other Assets [9]				2,545,457
Liabilities				(3,476,924)
				(931,467)
Net Assets (100%)				22,369,108

69

GNMA Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	22,969,056
Affiliated Issuers	331,519
Total Investments in Securities	23,300,575
Investment in Vanguard	1,197
Receivables for Investment Securities Sold	2,396,601
Receivables for Accrued Income	71,078
Receivables for Capital Shares Issued	13,016
Variation Margin Receivable—Futures Contracts	1,523
Other Assets [9]	62,042
Total Assets	25,846,032
Liabilities
Payables for Investment Securities Purchased	3,412,972
Payables to Investment Advisor	558
Payables for Capital Shares Redeemed	22,993
Payables for Distributions	8,849
Payables to Vanguard	30,785
Variation Margin Payable—Futures Contracts	135
Variation Margin Payable—CC Swap Contracts	632
Total Liabilities	3,476,924
Net Assets	22,369,108

At July 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	23,191,003
Overdistributed Net Investment Income	(1,619)
Accumulated Net Realized Losses	(372,823)
Unrealized Appreciation (Depreciation)
Investment Securities	(481,024)
Futures Contracts	(2,292)
Swap Contracts	35,863
Net Assets	22,369,108

70

GNMA Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 694,706,210 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,082,681
Net Asset Value Per Share—Investor Shares	$10.20

Admiral Shares—Net Assets
Applicable to 1,499,369,593 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	15,286,427
Net Asset Value Per Share—Admiral Shares	$10.20

• See Note A in Notes to Financial Statements.
§ Certain of the fund’s securities are valued using significant unobservable inputs.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Certain of the fund’s securities with a value of $22,722,000 have been segregated as initial margin for open futures contracts.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2018.
5 Certain of the fund’s securities with a value of $86,167,000 have been segregated as initial margin for open centrally cleared interest rate swap contracts.
6 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
7 Adjustable-rate security.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
9 Cash of $7,095,000 has been segregated as collateral for certain open To Be Announced (TBA) transactions.
REMICS—Real Estate Mortgage Investment Conduits.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	September 2018	7,025	838,939	(1,835)
5-Year U.S. Treasury Note	September 2018	1,748	197,743	(17)
Ultra 10-Year U.S. Treasury Note	September 2018	1,491	189,520	(203)
30-Year U.S. Treasury Bond	September 2018	199	28,451	(237)
				(2,292)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

71

GNMA Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
4/30/25	10/29/18[1]	521,800	(3.000)	0.000[3]	157	161
3/15/28	9/17/18[1]	130,575	(2.893)	2.341[3]	1,458	1,458
3/21/28	N/A	645,074	(2.250)	2.330[3]	42,281	33,805
6/19/28	9/18/18[1]	190,535	(3.002)	2.335[3]	439	439
					44,335	35,863

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Fixed interest payment received/paid semiannually.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid quarterly.

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

72

GNMA Fund

Statement of Operations

Six Months Ended
July31,2018
($000)
Investment Income
Income
Interest[1]	357,148
Total Income	357,148
Expenses
Investment Advisory Fees—Note B	1,132
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,599
Management and Administrative—Admiral Shares	7,210
Marketing and Distribution—Investor Shares	433
Marketing and Distribution—Admiral Shares	383
Custodian Fees	233
Shareholders’ Reports—Investor Shares	88
Shareholders’ Reports—Admiral Shares	69
Trustees’ Fees and Expenses	18
Total Expenses	16,165
Net Investment Income	340,983
Realized Net Gain (Loss)
Investment Securities Sold[1]	(100,338)
Futures Contracts	(30,542)
Swap Contracts	38,686
Realized Net Gain (Loss)	(92,194)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(218,712)
Futures Contracts	25,357
Swap Contracts	(10,835)
Change in Unrealized Appreciation (Depreciation)	(204,190)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,599

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $3,092,000, $0, and ($1,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

73

GNMA Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	340,983	691,432
Realized Net Gain (Loss)	(92,194)	(100,375)
Change in Unrealized Appreciation (Depreciation)	(204,190)	(339,281)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,599	251,776
Distributions
Net Investment Income
Investor Shares	(104,452)	(209,136)
Admiral Shares	(235,194)	(476,434)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(339,646)	(685,570)
Capital Share Transactions
Investor Shares	(422,693)	(260,422)
Admiral Shares	(1,001,899)	(823,487)
Net Increase (Decrease) from Capital Share Transactions	(1,424,592)	(1,083,909)
Total Increase (Decrease)	(1,719,639)	(1,517,703)
Net Assets
Beginning of Period	24,088,747	25,606,450
End of Period[1]	22,369,108	24,088,747

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,619,000) and ($1,601,000).

See accompanying Notes, which are an integral part of the Financial Statements.

74

GNMA Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.32	$10.51	$10.77	$10.88	$10.61	$10.83
Investment Operations
Net Investment Income	.148[1]	.284[1]	.236	.249	.275	.244
Net Realized and Unrealized Gain (Loss)
on Investments	(.121)	(.193)	(.183)	(. 055)	. 278	(. 210)
Total from Investment Operations	.027	.091	.053	.194	. 553.034
Distributions
Dividends from Net Investment Income	(.147)	(. 281)	(. 237)	(. 250)	(. 274)	(. 244)
Distributions from Realized Capital Gains	—	—	(.076)	(.054)	(.009)	(.010)
Total Distributions	(.147)	(. 281)	(. 313)	(. 304)	(. 283)	(. 254)
Net Asset Value, End of Period	$10.20	$10.32	$10.51	$10.77	$10.88	$10.61

Total Return[2]	0.27%	0.85%	0.49%	1.83%	5.29%	0.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,083	$7,598	$7,993	$8,483	$9,163	$9,535
Ratio of Total Expenses to
Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.91%	2.70%	2.19%	2.33%	2.56%	2.31%
Portfolio Turnover Rate [3]	414%	620%	926%	706%	685%	167%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 196%, 156%, 300%, 219%, 268%, and 149% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

75

GNMA Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.32	$10.51	$10.77	$10.88	$10.61	$10.83
Investment Operations
Net Investment Income	.153[1]	.294[1]	.247	.260	.286	.255
Net Realized and Unrealized Gain (Loss)
on Investments	(.121)	(.192)	(.183)	(. 055)	. 278	(. 210)
Total from Investment Operations	.032	.102	.064	. 205	. 564.045
Distributions
Dividends from Net Investment Income	(.152)	(. 292)	(. 248)	(. 261)	(. 285)	(. 255)
Distributions from Realized Capital Gains	—	—	(.076)	(.054)	(.009)	(.010)
Total Distributions	(.152)	(. 292)	(. 324)	(. 315)	(. 294)	(. 265)
Net Asset Value, End of Period	$10.20	$10.32	$10.51	$10.77	$10.88	$10.61

Total Return[2]	0.32%	0.95%	0.59%	1.93%	5.39%	0.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,286	$16,491	$17,613	$17,419	$17,544	$17,277
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.01%	2.80%	2.29%	2.43%	2.66%	2.41%
Portfolio Turnover Rate [3]	414%	620%	926%	706%	685%	167%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 196%, 156%, 300%, 219%, 268%, and 149% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2018, the fund’s average investments in long and short futures contracts represented 7% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

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GNMA Fund

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2018, the average amount of investments in interest rate swaps represented 6% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral

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GNMA Fund

as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. At July 31, 2018, counterparties had deposited in segregated accounts securities and cash with a value of $1,631,000 in connection with TBA transactions.

5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future.

The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

6. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

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GNMA Fund

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), and shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2018, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,197,000, representing 0.01% of the fund’s net assets and 0.48% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

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GNMA Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of July 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	21,684,615	59,676
Asset-Backed/Commercial Mortgage-Backed Securities	—	382,749	—
Temporary Cash Investments	331,519	842,016	—
Futures Contracts —Assets[1]	1,523	—
Futures Contracts—Liabilities[1]	(135)	—	—
Swap Contracts— Liabilities[1]	(632)	—	—
Total	332,275	22,909,380	59,676
1 Represents variation margin on the last day of the reporting period.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2018, the fund had available capital losses totaling $308,198,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2019; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2018, the cost of investment securities for tax purposes was $23,783,034,000. Net unrealized depreciation of investment securities for tax purposes was $482,459,000, consisting of unrealized gains of $116,039,000 on securities that had risen in value since their purchase and $598,498,000 in unrealized losses on securities that had fallen in value since their purchase.

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GNMA Fund

F. During the six months ended July 31, 2018, the fund purchased $47,225,153,000 of investment securities and sold $48,727,686,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2018	January 31, 2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	297,880	29,146	1,032,418	98,416
Issued in Lieu of Cash Distributions	92,956	9,088	193,951	18,459
Redeemed	(813,529)	(79,523)	(1,486,791)	(141,482)
Net Increase (Decrease)—Investor Shares	(422,693)	(41,289)	(260,422)	(24,607)
Admiral Shares
Issued	829,375	81,131	2,267,131	215,668
Issued in Lieu of Cash Distributions	185,459	18,129	372,462	35,450
Redeemed	(2,016,733)	(197,323)	(3,463,080)	(329,749)
Net Increase (Decrease)—Admiral Shares	(1,001,899)	(98,063)	(823,487)	(78,631)

H. Management has determined that no events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statements.

82

Long-Term Treasury Fund

Fund Profile
As of July 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VUSTX	VUSUX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.86%	2.96%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		U.S. Long	Barclays
		Treasury	Aggregate
	Fund Bond Index		Bond Index

Number of Bonds	61	49	10,012

Yield to Maturity
(before expenses)	3.1%	3.1%	3.4%

Average Coupon	3.2%	3.3%	3.1%

Average Duration	16.8 years	17.0 years	6.0 years

Average Effective
Maturity	25.0 years	25.0 years	8.4 years

Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	3.0%
Treasury/Agency	97.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	U.S. Long	Barclays
	Treasury	Aggregate
	Bond Index	Bond Index
R-Squared	0.99	0.87
Beta	1.02	3.19
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
5 - 7 Years	0.5%
7 - 10 Years	3.0
10 - 20 Years	6.5
20 - 30 Years	90.0

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.6%
Not Rated	0.4

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 24, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

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Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2008, Through July 31, 2018
				Bloomberg Barclays
				U.S. Long Treasury
			Investor Shares	Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	4.57%	4.68%	9.25%	10.38%
2010	3.98	-5.33	-1.35	-2.19
2011	4.03	-0.45	3.58	4.29
2012	4.13	28.40	32.53	32.74
2013	2.73	-2.73	0.00	-0.02
2014	2.97	-7.42	-4.45	-4.49
2015	3.80	24.67	28.47	28.66
2016	2.59	-7.50	-4.91	-4.43
2017	2.44	-5.65	-3.21	-3.14
2018	2.77	1.44	4.21	4.62
2019	1.39	-2.51	-1.12	-1.23
Note: For 2019, performance data reflect the six months ended July 31, 2018.

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	-0.59%	4.32%	3.30%	2.51%	5.81%
Admiral Shares	2/12/2001	-0.49	4.42	3.42	2.51	5.93

See Financial Highlights for dividend and capital gains information.

84

Long-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (101.2%)
U.S. Government Securities (96.0%)
	United States Treasury Note/Bond	5.500%	8/15/28	13,000	15,842
	United States Treasury Note/Bond	5.250%	11/15/28	23,500	28,222
	United States Treasury Note/Bond	5.250%	2/15/29	13,000	15,669
	United States Treasury Note/Bond	6.125%	8/15/29	16,500	21,368
	United States Treasury Note/Bond	6.250%	5/15/30	9,000	11,911
	United States Treasury Note/Bond	4.500%	2/15/36	25,000	30,113
	United States Treasury Note/Bond	5.000%	5/15/37	8,500	10,927
	United States Treasury Note/Bond	4.375%	2/15/38	11,000	13,195
	United States Treasury Note/Bond	4.500%	5/15/38	14,000	17,073
	United States Treasury Note/Bond	3.500%	2/15/39	18,000	19,285
	United States Treasury Note/Bond	4.250%	5/15/39	30,000	35,592
	United States Treasury Note/Bond	4.500%	8/15/39	37,900	46,451
	United States Treasury Note/Bond	4.375%	11/15/39	35,500	42,872
	United States Treasury Note/Bond	4.625%	2/15/40	62,000	77,403
	United States Treasury Note/Bond	4.375%	5/15/40	48,500	58,685
	United States Treasury Note/Bond	3.875%	8/15/40	35,000	39,588
	United States Treasury Note/Bond	4.250%	11/15/40	45,222	53,913
	United States Treasury Note/Bond	4.750%	2/15/41	49,500	63,097
	United States Treasury Note/Bond	4.375%	5/15/41	51,000	61,957
	United States Treasury Note/Bond	3.750%	8/15/41	53,195	59,188
	United States Treasury Note/Bond	3.125%	11/15/41	43,576	43,985
	United States Treasury Note/Bond	3.125%	2/15/42	36,000	36,338
	United States Treasury Note/Bond	3.000%	5/15/42	33,000	32,608
	United States Treasury Note/Bond	2.750%	8/15/42	60,000	56,700
	United States Treasury Note/Bond	2.750%	11/15/42	71,400	67,417
	United States Treasury Note/Bond	3.125%	2/15/43	80,000	80,638
1	United States Treasury Note/Bond	2.875%	5/15/43	107,911	104,117
	United States Treasury Note/Bond	3.625%	8/15/43	93,553	102,426
	United States Treasury Note/Bond	3.750%	11/15/43	113,408	126,698
	United States Treasury Note/Bond	3.625%	2/15/44	114,000	124,973
	United States Treasury Note/Bond	3.375%	5/15/44	109,500	115,249
	United States Treasury Note/Bond	3.125%	8/15/44	108,000	108,877
	United States Treasury Note/Bond	3.000%	11/15/44	101,229	99,790
	United States Treasury Note/Bond	2.500%	2/15/45	98,000	87,694
	United States Treasury Note/Bond	3.000%	5/15/45	96,707	95,316
	United States Treasury Note/Bond	2.875%	8/15/45	114,170	109,835

85

Long-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	3.000%	11/15/45	101,500	100,009
	United States Treasury Note/Bond	2.500%	2/15/46	103,450	92,280
	United States Treasury Note/Bond	2.500%	5/15/46	105,723	94,243
	United States Treasury Note/Bond	2.250%	8/15/46	95,800	80,861
	United States Treasury Note/Bond	2.875%	11/15/46	111,126	106,733
	United States Treasury Note/Bond	3.000%	2/15/47	100,250	98,730
	United States Treasury Note/Bond	3.000%	5/15/47	110,250	108,510
	United States Treasury Note/Bond	2.750%	8/15/47	105,100	98,417
	United States Treasury Note/Bond	2.750%	11/15/47	104,750	98,055
	United States Treasury Note/Bond	3.000%	2/15/48	112,200	110,447
	United States Treasury Note/Bond	3.125%	5/15/48	96,500	97,344
					3,200,641
Agency Bonds and Notes (2.1%)
2	Fannie Mae Interest Strip	0.000%	5/15/29	4,592	3,152
2	Fannie Mae Principal Strip	0.000%	5/15/30	25,912	17,193
2	Federal Home Loan Mortgage Corp.	0.000%	12/14/29	20,000	13,451
2	Freddie Mac Coupon Strips	0.000%	3/15/28	1,771	1,271
2	Freddie Mac Coupon Strips	0.000%	9/15/28	1,000	703
2	Freddie Mac Coupon Strips	0.000%	1/15/30	15,658	10,464
2	Freddie Mac Coupon Strips	0.000%	3/15/30	12,896	8,567
	Resolution Funding Corp. Interest Strip	0.000%	4/15/28	21,802	15,778
					70,579
Conventional Mortgage-Backed Securities (2.6%)
[2,3,4] Fannie Mae Pool		3.500%	8/1/48	43,000	42,603
[2,3,4] Fannie Mae Pool		4.000%	8/1/48	20,000	20,313
[2,3,4] Fannie Mae Pool		4.500%	8/1/48	8,000	8,297
[2,3,4] Fannie Mae Pool		5.000%	10/1/48	13,000	13,685
[2,3]	Fannie Mae Pool	6.000%	2/1/26–11/1/28	11	12
					84,910
Nonconventional Mortgage-Backed Securities (0.5%)
[2,3,5] Fannie Mae REMICS 2016-1		2.414%	2/25/46	5,891	5,934
[2,3,5] Fannie Mae REMICS 2016-6		2.514%	2/25/46	4,031	4,097
[2,3,5] Freddie Mac REMICS		2.472%	5/15/46	3,899	3,911
[2,3,5] Freddie Mac REMICS		2.522%	10/15/46	3,708	3,742
					17,684
Total U.S. Government and Agency Obligations (Cost $3,384,619)					3,373,814

				Shares
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
6	Vanguard Market Liquidity Fund
	(Cost $14,400)	2.145%		144,002	14,400
Total Investments (101.6%) (Cost $3,399,019)					3,388,214

86

Long-Term Treasury Fund

				Notional	Market
Expiration			Exercise	Amount	Value •
	Date	Contracts	Price	($000)	($000)
Liability for Options Written (0.0%)
Call Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/10/18	29	USD 119.25	3,458	(11)
Call Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/27/18	87	USD 119.50	10,397	(33)
Call Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/24/18	251	USD 120.00	30,120	(47)
Put Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/10/18	29	USD 119.25	3,458	(6)
Put Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/24/18	222	USD 118.50	26,307	(28)
Put Options on 10-Year
U. S. Treasury Note Futures
Contract	8/24/18	58	USD 119.00	6,902	(14)
Put Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/24/18	29	USD 120.00	3,480	(22)
Put Options on 10-Year
U. S. Treasury Note Futures
Contracts	8/27/18	29	USD 119.50	3,466	(13)
Total Liability for Options Written (Premiums Received $357)					(174)

					Amount
					($000)
Other Assets and Other Liabilities (-1.6%)
Other Assets
Investment in Vanguard					179
Receivables for Investment Securities Sold					92,909
Receivables for Accrued Income					34,883
Receivables for Capital Shares Issued					11,890
Variation Margin Receivable—Futures Contracts					118
Other Assets					98
Total Other Assets					140,077
Other Liabilities
Payables for Investment Securities Purchased					(177,040)
Payables for Capital Shares Redeemed					(13,400)
Payables for Distributions					(902)
Payables to Vanguard					(2,569)
Variation Margin Payable—Futures Contracts					(109)
Total Other Liabilities					(194,020)
Net Assets (100%)					3,334,097

87

Long-Term Treasury Fund

At July 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,395,063
Undistributed Net Investment Income	45
Accumulated Net Realized Losses	(50,481)
Unrealized Appreciation (Depreciation)
Investment Securities	(10,805)
Futures Contracts	92
Options[7]	183
Net Assets	3,334,097

Investor Shares—Net Assets
Applicable to 67,359,130 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	785,104
Net Asset Value Per Share—Investor Shares	$11.66

Admiral Shares—Net Assets
Applicable to 218,694,551 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,548,993
Net Asset Value Per Share—Admiral Shares	$11.66

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,276,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2018.
5 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Unrealized appreciation (depreciation) on options on futures contracts is required to be treated as realized gain (loss) for tax purposes.
REMICS—Real Estate Mortgage Investment Conduits.

88

Long-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	September 2018	779	164,661	(248)
Ultra Long U. S. Treasury Bond	September 2018	137	21,496	(208)
				(456)

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	September 2018	(586)	(74,486)	511
10-Year U.S. Treasury Note	September 2018	(245)	(29,258)	8
5-Year U. S. Treasury Note	September 2018	(118)	(13,349)	(4)
30-Year U.S. Treasury Bond	September 2018	(15)	(2,145)	33
				548
				92

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

89

Long-Term Treasury Fund

Statement of Operations

Six Months Ended
July31,2018
($000)
Investment Income
Income
Interest[1]	51,135
Total Income	51,135
Expenses
The Vanguard Group—Note B
Investment Advisory Services	127
Management and Administrative—Investor Shares	708
Management and Administrative—Admiral Shares	1,048
Marketing and Distribution—Investor Shares	63
Marketing and Distribution—Admiral Shares	85
Custodian Fees	17
Shareholders’ Reports —Investor Shares	14
Shareholders’ Reports —Admiral Shares	11
Trustees’ Fees and Expenses	1
Total Expenses	2,074
Net Investment Income	49,061
Realized Net Gain (Loss)
Investment Securities Sold[1]	(47,637)
Futures Contracts	(1,216)
Purchased Options	(52)
Written Options	(98)
Realized Net Gain (Loss)	(49,003)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(43,158)
Futures Contracts	1,397
Written Options	385
Change in Unrealized Appreciation (Depreciation)	(41,376)
Net Increase (Decrease) in Net Assets Resulting from Operations	(41,318)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $160,000, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

90

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	49,061	97,127
Realized Net Gain (Loss)	(49,003)	52,940
Change in Unrealized Appreciation (Depreciation)	(41,376)	(8,932)
Net Increase (Decrease) in Net Assets Resulting from Operations	(41,318)	141,135
Distributions
Net Investment Income
Investor Shares	(11,798)	(26,119)
Admiral Shares	(37,260)	(70,970)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(49,058)	(97,089)
Capital Share Transactions
Investor Shares	(74,537)	(129,575)
Admiral Shares	28,605	52,182
Net Increase (Decrease) from Capital Share Transactions	(45,932)	(77,393)
Total Increase (Decrease)	(136,308)	(33,347)
Net Assets
Beginning of Period	3,470,405	3,503,752
End of Period[1]	3,334,097	3,470,405

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $45,000 and ($5,000).

See accompanying Notes, which are an integral part of the Financial Statements.

91

Long-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.96	$11.79	$12.80	$14.19	$11.55	$12.61
Investment Operations
Net Investment Income	.166[1]	.328[1]	.332	.351	.372	.374
Net Realized and Unrealized Gain (Loss)
on Investments	(.300)	.170	(.725)	(1.070)	2.833	(.937)
Total from Investment Operations	(.134)	. 498	(. 393)	(.719)	3.205	(. 563)
Distributions
Dividends from Net Investment Income	(.166)	(. 328)	(. 332)	(. 351)	(. 372)	(. 374)
Distributions from Realized Capital Gains	—	—	(.285)	(.320)	(.193)	(.123)
Total Distributions	(.166)	(. 328)	(. 617)	(. 671)	(. 565)	(. 497)
Net Asset Value, End of Period	$11.66	$11.96	$11.79	$12.80	$14.19	$11.55

Total Return[2]	-1.12%	4.21%	-3.21%	-4.91%	28.47%	-4.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$785	$882	$995	$1,148	$1,318	$1,013
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.87%	2.70%	2.53%	2.76%	3.02%	3.14%
Portfolio Turnover Rate [3]	103%	103%[4]	94%	117%	59%	44%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 3%, 6%, 3%, 36%, 22%, and 0% attributable to mortgage-dollar-roll activity.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

92

Long-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.96	$11.79	$12.80	$14.19	$11.55	$12.61
Investment Operations
Net Investment Income	.172[1]	.340[1]	.345	.363	.384	.386
Net Realized and Unrealized Gain (Loss)
on Investments	(.300)	.170	(.725)	(1.070)	2.833	(.937)
Total from Investment Operations	(.128)	. 510	(. 380)	(.707)	3.217	(. 551)
Distributions
Dividends from Net Investment Income	(.172)	(. 340)	(. 345)	(. 363)	(. 384)	(. 386)
Distributions from Realized Capital Gains	—	—	(.285)	(.320)	(.193)	(.123)
Total Distributions	(.172)	(. 340)	(. 630)	(. 683)	(. 577)	(. 509)
Net Asset Value, End of Period	$11.66	$11.96	$11.79	$12.80	$14.19	$11.55

Total Return[2]	-1.07%	4.32%	-3.12%	-4.81%	28.60%	-4.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,549	$2,588	$2,509	$2,400	$2,448	$1,563
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.97%	2.80%	2.63%	2.86%	3.12%	3.24%
Portfolio Turnover Rate [3]	103%	103%[4]	94%	117%	59%	44%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 3%, 6%, 3%, 36%, 22%, and 0% attributable to mortgage-dollar-roll activity.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

93

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

94

Long-Term Treasury Fund

During the six months ended July 31, 2018, the fund’s average investments in long and short futures contracts represented 6% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2018, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased.

The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

95

Long-Term Treasury Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $179,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

96

Long-Term Treasury Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of July 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,373,814	—
Temporary Cash Investments	14,400	—	—
Liability for Options Written	(174)	—	—
Futures Contracts—Assets[1]	118	—	—
Futures Contracts—Liabilities[1]	(109)	—	—
Total	14,235	3,373,814	—
1 Represents variation margin on the last day of the reporting period.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2018, the fund had available capital losses totaling $2,985,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2019; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2018, the cost of investment securities for tax purposes was $3,399,019,000. Net unrealized depreciation of investment securities for tax purposes was $10,805,000, consisting of unrealized gains of $47,265,000 on securities that had risen in value since their purchase and $58,070,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended July 31, 2018, the fund purchased $1,767,390,000 of investment securities and sold $1,732,408,000 of investment securities, other than temporary cash investments.

97

Long-Term Treasury Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2018	January 31, 2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	64,111	5,482	184,444	15,192
Issued in Lieu of Cash Distributions	11,086	945	24,600	2,025
Redeemed	(149,734)	(12,829)	(338,619)	(27,882)
Net Increase (Decrease)—Investor Shares	(74,537)	(6,402)	(129,575)	(10,665)
Admiral Shares
Issued	356,047	30,459	867,209	71,229
Issued in Lieu of Cash Distributions	32,398	2,762	61,115	5,029
Redeemed	(359,840)	(30,878)	(876,142)	(72,736)
Net Increase (Decrease)—Admiral Shares	28,605	2,343	52,182	3,522

G. Management has determined that no events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statement

98

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

99

Six Months Ended July 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2018	7/31/2018	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,002.65	$0.99
Admiral Shares	1,000.00	1,003.15	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,002.47	$0.99
Admiral Shares	1,000.00	1,002.96	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$998.44	$0.99
Admiral Shares	1,000.00	998.94	0.50
GNMA Fund
Investor Shares	$1,000.00	$1,002.67	$1.04
Admiral Shares	1,000.00	1,003.17	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$988.83	$0.99
Admiral Shares	1,000.00	989.32	0.50

100

Six Months Ended July 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2018	7/31/2018	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
GNMA Fund
Investor Shares	$1,000.00	$1,023.75	$1.05
Admiral Shares	1,000.00	1,024.25	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal
Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and
0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury
Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

101

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term Treasury Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard Long-Term Treasury Fund, and Vanguard Short-Term Federal Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board also has renewed the investment advisory arrangement between Vanguard GNMA Fund and Wellington Management Company LLP (Wellington Management). The board determined that renewing each fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Vanguard. Vanguard has been managing investments for more than four decades and has advised the Short-Term Treasury, Intermediate-Term Treasury, Long-Term Treasury, and Short-Term Federal Funds since their inceptions. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is backed by a team of experienced analysts who help inform his strategic perspective and conduct statistical and cash-flow analysis. The team leverages its deep knowledge of the mortgage industry to analyze the relative value of various GNMA bonds and construct a portfolio with lower prepayment and extension risk than the benchmark but with similar interest rate risk. Wellington Management has advised the GNMA Fund since its inception in 1980.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

102

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate or expenses were also well below the peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also contain information about the advisory expenses.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee for the GNMA Fund, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the GNMA Fund shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board also concluded that the Short-Term Treasury, Intermediate-Term Treasury, Long-Term Treasury, and Short-Term Federal Funds’ at-cost arrangements with Vanguard ensure that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

103

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For the federal and Treasury funds, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. For the GNMA Fund, credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

104

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

105

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index, Bloomberg Barclays U.S. 1–5 Year Government Bond Index, Bloomberg Barclays U.S. 5–10 Year Treasury Bond Index, Bloomberg Barclays U.S. GNMA Bond Index, and Bloomberg Barclays U.S. Long Treasury Bond Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the U.S. Government Bond Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the U.S. Government Bond Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the U.S. Government Bond Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the U.S. Government Bond Funds or the owners of the U.S. Government Bond Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the U.S. Government Bond Funds. Investors acquire the U.S. Government Bond Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the U.S. Government Bond Funds. The U.S. Government Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the U.S. Government Bond Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the U.S. Government Bond Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the U.S. Government Bond Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the U.S. Government Bond Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the U.S. Government Bond Funds.

106

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the U.S. Government Bond Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the U.S. Government Bond Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USEOF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE U.S. GOVERNMENT BOND FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

107

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA
Direct Investor Account Services > 800-662-2739	Institute.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q322 092018

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (10.8%)
U.S. Government Securities (10.1%)
	United States Treasury Note/Bond	1.250%	1/31/19	90,000	89,550
	United States Treasury Note/Bond	0.875%	9/15/19	50,000	49,102
1	United States Treasury Note/Bond	1.375%	1/31/21	150,000	145,054
2	United States Treasury Note/Bond	2.250%	2/15/21	500,000	493,905
2	United States Treasury Note/Bond	1.125%	2/28/21	748,000	717,960
2	United States Treasury Note/Bond	2.250%	3/31/21	219,000	216,127
3	United States Treasury Note/Bond	2.375%	4/15/21	1,300,000	1,287,000
	United States Treasury Note/Bond	1.375%	5/31/21	480,000	461,851
	United States Treasury Note/Bond	2.125%	8/15/21	530,000	519,898
2	United States Treasury Note/Bond	2.000%	8/31/21	407,000	397,651
	United States Treasury Note/Bond	1.125%	9/30/21	517,000	491,150
	United States Treasury Note/Bond	2.000%	10/31/21	495,000	482,932
	United States Treasury Note/Bond	1.875%	1/31/22	466,000	451,657
	United States Treasury Note/Bond	2.500%	3/31/23	8,440	8,315
2	United States Treasury Note/Bond	2.750%	5/31/23	300,000	298,782
					6,110,934
Nonconventional Mortgage-Backed Securities (0.7%)
4,5	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	19,249	18,088
4,5,6	Fannie Mae Pool	3.293%	12/1/32	235	240
4,5,7	Fannie Mae Pool	3.500%	9/1/32	200	210
4,5,7	Fannie Mae Pool	3.535%	8/1/33	1,258	1,315
4,5,7	Fannie Mae Pool	3.685%	2/1/37	647	682
4,5,7	Fannie Mae Pool	3.851%	8/1/37	458	465
4,5,6	Fannie Mae Pool	4.130%	5/1/33	1,405	1,481
4,5,6	Fannie Mae Pool	4.159%	6/1/33	1,326	1,376
4,5,6	Fannie Mae Pool	4.435%	7/1/32	250	265
4,5,7	Fannie Mae Pool	4.463%	5/1/33	307	325
4,5,7	Fannie Mae Pool	4.535%	8/1/33	669	685
4,5,7	Fannie Mae Pool	4.643%	7/1/33	1,897	1,952
4,5,8	Fannie Mae REMICS	3.986%	3/25/46	79,935	13,160
4,5,9	Fannie Mae REMICS	4.000%	2/25/48	48,450	11,728
4,5,8	Fannie Mae REMICS	4.086%	5/25/47	112,694	18,411
4,5,8	Fannie Mae REMICS	4.136%	10/25/47	72,432	13,658
4,5,9	Fannie Mae REMICS	4.500%	9/25/47	37,810	8,990
4,5,9	Fannie Mae REMICS	5.000%	6/25/45	52,221	10,925
4,5,9	Fannie Mae REMICS	5.500%	2/25/46	28,217	6,131
4,5,9	Fannie Mae REMICS	6.000%	12/25/47	33,145	7,957
4,5,9	Fannie Mae REMICS 2012-138	4.500%	12/25/42	21,408	5,329
4,5,9	Fannie Mae REMICS 2013-20	4.000%	3/25/43	50,851	11,134
4,5,9	Fannie Mae REMICS 2013-39D	4.000%	6/25/42	22,188	4,143
4,5,9	Fannie Mae REMICS 2013-43	4.000%	5/25/43	65,199	14,220
4,5,9	Fannie Mae REMICS 2015-22	6.000%	4/25/45	29,516	6,895
4,5,9	Fannie Mae REMICS 2015-28	4.000%	5/25/45	24,528	5,600
4,5,9	Fannie Mae REMICS 2016-3	4.000%	2/25/46	56,398	12,730
4,5,9	Fannie Mae REMICS 2016-3	6.000%	2/25/46	26,268	6,232
4,5,6	Freddie Mac Non Gold Pool	3.375%	8/1/32	558	574
4,5,7	Freddie Mac Non Gold Pool	3.500%	8/1/37	1,436	1,481
4,5,6	Freddie Mac Non Gold Pool	3.504%	9/1/32	52	56
4,5,6	Freddie Mac Non Gold Pool	3.540%	8/1/32	516	548
4,5,7	Freddie Mac Non Gold Pool	3.643%	9/1/32	751	767
4,5,7	Freddie Mac Non Gold Pool	3.711%	10/1/32–8/1/33	766	808
4,5,7	Freddie Mac Non Gold Pool	3.777%	1/1/33	269	288
4,5,7	Freddie Mac Non Gold Pool	3.961%	2/1/33	158	162
4,5,9	Freddie Mac REMICS	3.500%	12/15/42	85,462	16,343
4,5,9	Freddie Mac REMICS	4.000%	10/15/42–12/15/47	81,563	16,199
4,5,8	Freddie Mac REMICS	4.078%	1/15/42–1/15/45	55,699	8,596
4,5,8	Freddie Mac REMICS	4.128%	12/15/47	28,043	5,044
4,9	Ginnie Mae REMICS	3.500%	7/20/42	44,702	7,544
4,8	Ginnie Mae REMICS	3.564%	8/20/45	47,593	6,772
4,9	Ginnie Mae REMICS	4.000%	3/20/42–1/20/48	199,511	44,102
4,8	Ginnie Mae REMICS	4.014%	9/20/46	34,976	6,099

		1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,8	Ginnie Mae REMICS	4.114%	9/20/47–12/20/47	259,107	43,642
4,9	Ginnie Mae REMICS	4.500%	3/20/43–1/20/48	205,788	50,122
4,9	Ginnie Mae REMICS	5.000%	2/20/40	46,090	10,368

					403,842

Total U.S. Government and Agency Obligations (Cost $6,535,618)					6,514,776

Asset-Backed/Commercial Mortgage-Backed Securities (22.3%)
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	4,315	4,304
4	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	12,620	12,373
4	Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	86,660	85,903
4	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	23,100	22,665
4	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	20,510	20,123
4	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	45,290	45,371
4,10	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	12,613	12,652
4,10	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	3,360	3,408
4,10	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	17,054	17,009
4,10	American Homes 4 Rent 2015-SFR	3.467%	4/17/52	15,171	14,934
4,10	American Homes 4 Rent 2015-SFR2	3.732%	10/17/45	6,572	6,564
4,10	American Homes 4 Rent 2015-SFR2	4.295%	10/17/45	2,830	2,867
10	American Tower Trust #1	3.652%	3/23/48	13,190	12,901
4,10	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	15,984	16,627
4,10	Americold 2010 LLC Trust Series 2010-ARTA	6.811%	1/14/29	11,185	11,815
4	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	424	423
4	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	3,143	3,141
4	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	5,868	5,861
4	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	8,900	8,914
4	AmeriCredit Automobile Receivables Trust 2016-1	1.810%	10/8/20	4,832	4,825
4	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	6,820	6,847
4	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	9,390	9,438
4	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	10,170	9,987
4	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	25,630	25,202
4	AmeriCredit Automobile Receivables Trust 2017-3	1.690%	12/18/20	47,602	47,439
4,10	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	13,390	13,189
4,10	Applebee's Funding LLC/IHOP Funding LLC	4.277%	9/5/44	6,059	5,979
4,10	ARL Second LLC 2014-1A	2.920%	6/15/44	13,996	13,702
4,10	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	15,105	15,330
4,10	Aventura Mall Trust 2018-AVM	4.112%	7/5/40	1,630	1,669
4,10	Avis Budget Rental Car Funding AESOP LLC 2013-1A	1.920%	9/20/19	5,070	5,067
4,10	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	29,200	29,214
4,10	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	34,860	34,358
4,10	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	43,123	42,480
4,10	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	3,181	3,141
4,10	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	7,640	7,497
4,10	Avis Budget Rental Car Funding AESOP LLC 2017-2A	2.970%	3/20/24	12,850	12,490
4,10	Avis Budget Rental Car Funding AESOP LLC 2018-1A	3.700%	9/20/24	14,210	14,216
4,10	Avis Budget Rental Car Funding AESOP LLC 2018-1A	4.730%	9/20/24	2,540	2,527
4,10	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,900	4,802
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.429%	9/15/48	8,360	8,363
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.705%	9/15/48	6,740	6,734
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	4.362%	9/15/48	1,600	1,592
4	Banc of America Commercial Mortgage Trust 2017-
	BNK3	3.574%	2/15/50	4,760	4,686
4,11	Banc of America Funding 2006-H Trust	3.864%	9/20/46	10,514	9,974
4	BANK 2017 - BNK4	3.625%	5/15/50	8,435	8,332
4	BANK 2017 - BNK5	3.390%	6/15/60	8,150	7,893
4	BANK 2017 - BNK6	3.254%	7/15/60	13,450	12,896
4	BANK 2017 - BNK6	3.518%	7/15/60	13,190	12,896
4	BANK 2017 - BNK6	3.741%	7/15/60	3,080	3,013
4	BANK 2017 - BNK7	3.435%	9/15/60	16,580	16,097

		2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	BANK 2017 - BNK8	3.488%	11/15/50	33,600	32,766
4	BANK 2017 - BNK9	3.538%	11/15/54	18,130	17,732
4	BANK 2018 - BN12	4.255%	5/15/61	19,620	20,254
§,4	BANK 2018 - BN13	4.217%	8/15/61	18,330	18,879
4	BANK 2018 - BNK10	3.641%	2/15/61	11,860	11,847
4	BANK 2018 - BNK10	3.688%	2/15/61	31,470	31,164
4	Bank of America Mortgage 2002-J Trust	4.259%	9/25/32	17	17
[4,10,12]	Bank of America Student Loan Trust 2010-1A	3.135%	2/25/43	9,606	9,654
	Bank of Nova Scotia	1.875%	4/26/21	54,077	52,175
4,11	Bear Stearns ARM Trust 2006-4	3.755%	10/25/36	18,192	17,228
4,11	Bear Stearns ARM Trust 2007-3	3.975%	5/25/47	11,858	11,209
4	BENCHMARK 2018-B1 Mortgage Trust	3.602%	1/15/51	3,740	3,727
4	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	17,710	17,525
4	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	5,990	5,920
4	BENCHMARK 2018-B1 Mortgage Trust	4.059%	1/15/51	2,700	2,682
4	BENCHMARK 2018-B1 Mortgage Trust	4.119%	1/15/51	4,200	4,105
4	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	18,190	18,478
§,4	BENCHMARK 2018-B5 Mortgage Trust	4.208%	7/15/51	9,310	9,589
4	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	22,040	21,807
4	BMW Vehicle Lease Trust 2017-2	2.190%	3/22/21	6,860	6,765
4	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	15,840	15,621
4,12	Brazos Higher Education Authority Inc. Series 2005-3	2.535%	6/25/26	8,601	8,548
4,12	Brazos Higher Education Authority Inc. Series 2011-1	3.130%	2/25/30	16,505	16,607
4,10	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	3,953	3,896
4,10	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	7,513	7,432
4,10	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	12,171	12,162
4	California Republic Auto Receivables Trust 2016-2	1.560%	7/15/20	2,511	2,508
4	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	7,160	7,093
4	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	6,520	6,409
4	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	3,180	3,139
4,10	Canadian Pacer Auto Receivables Trust A Series 2017	2.050%	3/19/21	8,130	8,029
4,10	Canadian Pacer Auto Receivables Trust A Series 2017	2.286%	1/19/22	5,710	5,578
4,10	Canadian Pacer Auto Receivables Trust A Series 2018	3.220%	9/19/22	7,330	7,286
4	Capital Auto Receivables Asset Trust 2014-3	3.940%	4/20/23	5,440	5,450
4	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	3,006	3,005
4	Capital Auto Receivables Asset Trust 2015-3	2.430%	9/21/20	6,170	6,160
4	Capital Auto Receivables Asset Trust 2015-3	2.900%	12/21/20	6,880	6,880
4	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	1,630	1,626
4	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	6,110	6,008
4	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	3,360	3,329
4,10	Capital Auto Receivables Asset Trust 2017-1	2.020%	8/20/21	12,160	12,053
4,10	Capital Auto Receivables Asset Trust 2017-1	2.220%	3/21/22	8,480	8,325
4	Capital One Multi-Asset Execution Trust 2017-A4	1.990%	7/17/23	66,620	65,223
[4,10,13]	CARDS II Trust 2017-2A	2.332%	10/17/22	23,075	23,079
4,10	CARDS II Trust 2018-2A	3.047%	4/17/23	35,860	35,508
4	CarMax Auto Owner Trust 2015-2	3.040%	11/15/21	5,850	5,838
4	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	3,875	3,842
4	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	5,560	5,538
4	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	4,850	4,756
4	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	5,800	5,750
4	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	5,740	5,600
4	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	4,050	3,985
4	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	12,120	11,935
4	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	6,860	6,693
4	CarMax Auto Owner Trust 2017-4	2.460%	8/15/23	3,240	3,143
4	CarMax Auto Owner Trust 2017-4	2.700%	10/16/23	3,240	3,149
4	CarMax Auto Owner Trust 2018-1	2.230%	5/17/21	56,260	56,025
4	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	76,110	75,243
4	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	12,020	11,843
4	CarMax Auto Owner Trust 2018-1	2.830%	9/15/23	19,890	19,481
4	CarMax Auto Owner Trust 2018-1	2.950%	11/15/23	6,170	6,059
4	CarMax Auto Owner Trust 2018-2	3.370%	10/16/23	4,755	4,737
4	CarMax Auto Owner Trust 2018-2	3.570%	12/15/23	6,860	6,835
4	CarMax Auto Owner Trust 2018-2	3.990%	4/15/25	5,300	5,280

		3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	CarMax Auto Owner Trust 2018-3	3.130%	6/15/23	26,590	26,569
4	CarMax Auto Owner Trust 2018-3	3.270%	3/15/24	13,310	13,304
4	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	2,005	1,869
4	CD 2016-CD1 Commercial Mortgage Trust	3.631%	8/10/49	6,299	5,892
4	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	29,440	29,161
4	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	12,810	12,566
4	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	17,147	16,678
4	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	6,715	6,540
4	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	14,363	14,264
4,10	CFCRE Commercial Mortgage Trust 2011-C2	5.755%	12/15/47	14,930	15,880
4	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	25,764	24,878
4,10	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	45,044	44,814
4,10	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	30,010	29,879
4	CHL Mortgage Pass-Through Trust 2003-HYB3	3.914%	11/19/33	766	780
4,11	CHL Mortgage Pass-Through Trust 2006-HYB1	3.615%	3/20/36	7,722	6,941
4,11	CHL Mortgage Pass-Through Trust 2007-HYB2	3.545%	2/25/47	8,608	7,806
4,10	Chrysler Capital Auto Receivables Trust 2014-BA	3.440%	8/16/21	700	701
4,10	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	13,839	13,832
4,10	Chrysler Capital Auto Receivables Trust 2015-BA	2.700%	12/15/20	6,525	6,522
4,10	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	10,155	10,173
4,10	Chrysler Capital Auto Receivables Trust 2015-BA	4.170%	1/16/23	15,545	15,687
4,10	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	6/15/22	5,040	5,035
4,10	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	26,030	26,325
4,10	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%	7/15/21	9,473	9,416
4,10	Chrysler Capital Auto Receivables Trust 2016-BA	1.870%	2/15/22	5,960	5,857
4	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	107,425	105,993
4,10	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,100	2,104
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,350	6,232
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	9,791	9,791
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	7,270	7,381
4	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	3,786	3,922
4	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	19,843	20,342
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	6,489	6,517
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	40,226	40,785
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	25,685	25,708
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	12,426	12,272
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	5,394	5,441
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.460%	7/10/47	6,380	6,147
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	18,100	17,737
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	40,950	40,927
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	6,146	6,148
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.529%	10/10/47	1,035	999
4	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	38,271	37,174
4	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	48,907	49,149
4	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	30,456	30,619
4	Citigroup Commercial Mortgage Trust 2015-GC33	4.570%	9/10/58	4,000	3,924
4	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	47,360	45,692
4	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	19,500	18,916
4	Citigroup Commercial Mortgage Trust 2017-P8	3.465%	9/15/50	41,283	40,178
4	Citigroup Commercial Mortgage Trust 2017-P8	4.192%	9/15/50	9,500	9,498
4	Citigroup Commercial Mortgage Trust 2017-P8	4.271%	9/15/50	9,500	9,179
4	Citigroup Commercial Mortgage Trust 2018-C5	4.228%	6/10/51	8,750	8,998
4,11	Citigroup Mortgage Loan Trust 2007-AR8	4.096%	7/25/37	681	666
4,10	CLI Funding V LLC 2013-1A	2.830%	3/18/28	12,126	11,834
[4,10,13]	Colony American Homes 2015-1	3.578%	7/17/32	821	821
[4,10,13]	Colony American Homes 2015-1A	3.278%	7/17/32	10,596	10,610
[4,10,13]	Colony Starwood Homes 2016-1A Trust	3.573%	7/17/33	5,126	5,127
[4,10,13]	Colony Starwood Homes 2016-1A Trust	4.223%	7/17/33	2,323	2,323
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,925	2,896
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	4,100	4,086
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	23,196	22,676
4,10	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	12,316	12,149
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	10,971	10,663
4	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	1,990	1,946

		4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,640	2,573
4	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	7,040	6,936
4	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	9,520	9,680
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	13,320	13,571
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	43,975	45,492
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	14,650	14,786
4	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	7,790	7,839
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	41,651	42,658
4	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	26,960	27,841
4	COMM 2013-CCRE13 Mortgage Trust	4.738%	11/10/46	4,517	4,738
4	COMM 2013-CCRE13 Mortgage Trust	4.738%	11/10/46	8,240	8,245
4,10	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	17,360	16,819
4,10	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	2,380	2,326
4	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	2,910	2,902
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	40,399	40,670
4	COMM 2013-CCRE9 Mortgage Trust	4.239%	7/10/45	12,669	13,135
4,10	COMM 2013-CCRE9 Mortgage Trust	4.263%	7/10/45	11,250	11,490
4,10	COMM 2013-CCRE9 Mortgage Trust	4.263%	7/10/45	12,690	12,656
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	4,479	4,479
4,10	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	10,688	10,826
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	13,605	14,037
4,10	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	18,565	19,120
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,100	4,019
4,10	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	5,490	5,342
4,10	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	33,245	33,192
4	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	1,915	1,951
4	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	17,690	18,297
4	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	13,869	13,883
4	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	20,250	20,790
4	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	13,450	13,730
4	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	1,930	1,929
4	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	47,271	48,223
4	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	27,380	27,876
4	COMM 2014-CCRE17 Mortgage Trust	4.738%	5/10/47	10,175	10,064
4	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	9,572	9,572
4	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	28,552	28,916
4	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	1,520	1,495
4	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	36,585	36,533
4	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	36,723	36,543
4	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	11,570	11,772
4	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	36,015	35,334
4	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	11,345	11,356
4	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	38,840	39,003
4	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	22,007	21,871
4	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	11,974	11,900
4	COMM 2015-CCRE27 Mortgage Trust	4.472%	10/10/48	8,118	8,003
4	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	9,930	9,691
10	Commonwealth Bank of Australia	2.125%	7/22/20	38,040	37,326
4,10	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	42,700	42,375
4	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	42,350	41,701
4	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	16,636	16,586
4	CSAIL 2015-C3 Commercial Mortgage Trust	4.357%	8/15/48	10,600	10,308
4	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	40,542	40,738
4	CSAIL 2016-C5 Commercial Mortgage Trust	4.536%	11/15/48	7,660	7,575
4	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	39,930	38,998
4	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	15,680	15,131
4,10	Daimler Trucks Retail Trust 2018-1	3.030%	11/15/24	19,110	19,099
4	DBJPM 16-C1 Mortgage Trust	3.350%	5/10/49	2,050	1,881
4	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	21,940	21,204
4,10	Dell Equipment Finance Trust 2017-2	1.970%	2/24/20	14,855	14,803
4,10	Dell Equipment Finance Trust 2017-2	2.190%	10/24/22	10,090	9,974
4,10	Dell Equipment Finance Trust 2018-1	3.180%	6/22/23	11,040	11,031
4,10	DLL Securitization Trust Series 2017-A	2.140%	12/15/21	11,710	11,535
4,10	DLL Securitization Trust Series 2017-A	2.430%	11/17/25	6,950	6,775

		5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,10	DLL Securitization Trust Series 2018-1	3.270%	4/17/26	10,540	10,528
10	DNB Boligkreditt AS	2.500%	3/28/22	22,799	22,169
4,10	DRB Prime Student Loan Trust 2017-C	2.810%	11/25/42	27,530	26,786
4,10	Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	1,637	1,639
4,10	Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	5,860	5,910
4,10	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	616	616
4,10	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	10,490	10,548
4,10	Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	1,545	1,546
4,10	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	15,845	15,970
4,10	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	8,844	8,861
4,10	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	25,000	25,355
4,10	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	4,315	4,332
4,10	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	22,190	22,542
4,10	Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	5,864	5,862
4,10	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	23,090	23,346
4	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	2,400	2,415
4	Drive Auto Receivables Trust 2017-3	2.300%	5/17/21	20,350	20,308
4	Drive Auto Receivables Trust 2017-3	2.800%	7/15/22	25,870	25,769
4	Drive Auto Receivables Trust 2018-2	3.220%	4/15/22	19,000	18,985
4	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	29,120	29,103
4	Drive Auto Receivables Trust 2018-2	4.140%	8/15/24	20,430	20,503
4	Drive Auto Receivables Trust 2018-3	3.370%	9/15/22	30,890	30,883
4	Drive Auto Receivables Trust 2018-3	3.720%	9/16/24	30,350	30,334
4	Drive Auto Receivables Trust 2018-3	4.300%	9/16/24	16,140	16,171
[4,10,13]	Edsouth Indenture No 9 LLC 2015-1	2.864%	10/25/56	18,563	18,642
4,10	ELFI Graduate Loan Program 2018-A LLC	3.430%	8/25/42	32,490	32,328
4,10	Enterprise Fleet Financing LLC Series 2015-1	1.740%	9/20/20	5,299	5,297
4,10	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	21,507	21,453
4,10	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	9,650	9,518
4,10	Enterprise Fleet Financing LLC Series 2017-3	2.360%	5/20/23	11,710	11,475
4,10	Enterprise Fleet Financing LLC Series 2018-1	3.100%	10/20/23	15,190	15,114
[4,10,13]	Evergreen Credit Card Trust Series 2017-1	2.332%	10/15/21	14,545	14,547
[4,5,13]	Fannie Mae Connecticut Avenue Securities 2016-C04	3.514%	1/25/29	3,657	3,683
[4,5,13]	Fannie Mae Connecticut Avenue Securities 2016-C05	3.414%	1/25/29	1,324	1,329
4,11	First Horizon Mortgage Pass-Through Trust 2006-AR3	3.072%	11/25/36	5,715	5,355
11	First Horizon Mortgage Pass-Through Trust 2006-AR4	3.679%	1/25/37	10,643	9,193
4,13	First National Master Note Trust 2017-2	2.512%	10/16/23	17,910	17,927
4,10	Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	15,234	15,203
4	Ford Credit Auto Lease Trust 2017-B	2.030%	12/15/20	29,900	29,610
4	Ford Credit Auto Lease Trust 2017-B	2.170%	2/15/21	15,130	14,938
4	Ford Credit Auto Lease Trust 2018-A	3.050%	8/15/21	6,530	6,512
4	Ford Credit Auto Lease Trust 2018-A	3.170%	9/15/21	11,780	11,745
4,10	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	20,498	20,416
4,10	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	9,831	9,793
4,10	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	29,520	29,294
4,10	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	7,475	7,428
4	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	12,035	11,937
4	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	5,380	5,353
4,10	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	61,000	60,145
4	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	7,040	6,914
4,10	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	20,800	20,327
4,10	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	74,340	71,725
4,10	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	21,295	20,766
4,10	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	38,380	36,781
4,10	Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	6,826	6,536
4,10	Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	13,976	13,412
4,10	Ford Credit Auto Owner Trust 2018-2	3.470%	1/15/30	27,020	27,051
4,10	Ford Credit Auto Owner Trust 2018-2	3.610%	1/15/30	16,295	16,250
4,10	Ford Credit Auto Owner Trust 2018-2	3.760%	1/15/30	7,305	7,286
4	Ford Credit Auto Owner Trust 2018-A	3.030%	11/15/22	37,580	37,592
4,10	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	101,570	98,918
4,10	Ford Credit Auto Owner Trust 2018-REV1	3.340%	7/15/31	32,080	31,447
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	2.310%	2/15/21	4,473	4,464

		6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ford Credit Floorplan Master Owner Trust A Series
	2015-5	2.390%	8/15/22	23,545	23,231
4	Ford Credit Floorplan Master Owner Trust A Series
	2017-2	2.160%	9/15/22	60,820	59,658
4	Ford Credit Floorplan Master Owner Trust A Series
	2018-1	2.950%	5/15/23	83,210	82,759
[4,5,13]	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA2	4.264%	10/25/28	1,646	1,664
[4,5,13]	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	4.064%	12/25/28	5,957	6,038
[4,5,10]	Freddie Mac Structured Agency Credit Risk Debt Notes
	2018-SPI1	3.745%	2/25/48	8,884	8,853
[4,5,10]	Freddie Mac Structured Agency Credit Risk Debt Notes
	2018-SPI2	3.820%	5/25/48	9,421	9,402
4,10	FRS I LLC 2013-1A	1.800%	4/15/43	911	905
4,10	FRS I LLC 2013-1A	3.080%	4/15/43	27,872	27,782
4	GM Financial Automobile Leasing Trust 2015-3	2.320%	11/20/19	3,446	3,445
4	GM Financial Automobile Leasing Trust 2015-3	2.980%	11/20/19	7,820	7,824
4	GM Financial Automobile Leasing Trust 2015-3	3.480%	8/20/20	7,820	7,826
4	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	6,500	6,479
4	GM Financial Automobile Leasing Trust 2017-3	2.010%	11/20/20	21,480	21,246
4	GM Financial Automobile Leasing Trust 2017-3	2.120%	9/20/21	4,660	4,594
4	GM Financial Automobile Leasing Trust 2017-3	2.400%	9/20/21	8,440	8,302
4	GM Financial Automobile Leasing Trust 2017-3	2.730%	9/20/21	5,140	5,072
4	GM Financial Automobile Leasing Trust 2018-2	3.060%	6/21/21	25,400	25,382
4,10	GM Financial Consumer Automobile 2017-3	2.130%	3/16/23	8,590	8,354
4,10	GM Financial Consumer Automobile 2017-3	2.330%	3/16/23	2,650	2,581
4	GM Financial Consumer Automobile 2018-3	3.160%	1/16/24	7,250	7,235
4,11	GMACM Mortgage Loan Trust 2005-AR6	3.779%	11/19/35	2,020	1,945
4,10	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	12,009	11,952
4,10	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	8,830	8,714
[4,10,13]	GMF Floorplan Owner Revolving Trust 2016-1	2.923%	5/17/21	21,346	21,447
[4,10,13]	GMF Floorplan Owner Revolving Trust 2017-1	2.643%	1/18/22	330	331
4,10	GMF Floorplan Owner Revolving Trust 2017-2	2.130%	7/15/22	54,900	53,626
4,10	GMF Floorplan Owner Revolving Trust 2017-2	2.440%	7/15/22	17,100	16,816
4,10	GMF Floorplan Owner Revolving Trust 2017-2	2.630%	7/15/22	9,380	9,220
4,10	GMF Floorplan Owner Revolving Trust 2018-2	3.130%	3/15/23	53,560	53,397
4,10	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	53,490	52,513
4,10	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	76,602	75,374
4,10	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	153,710	151,661
4,10	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	20,500	20,548
4,10	GreatAmerica Leasing Receivables Funding LLC Series
	2015-1	2.020%	6/21/21	2,169	2,163
4,10	GreatAmerica Leasing Receivables Funding LLC Series
	2018-1	2.600%	6/15/21	7,910	7,840
4,10	GreatAmerica Leasing Receivables Funding LLC Series
	2018-1	2.830%	6/17/24	5,140	5,078
4,10	GS Mortgage Securities Corporation II 2012-BWTR	2.954%	11/5/34	36,047	34,895
4	GS Mortgage Securities Corporation II 2015-GC30	3.382%	5/10/50	12,225	12,025
4,10	GS Mortgage Securities Corporation Trust 2012-
	ALOHA	3.551%	4/10/34	32,716	32,852
4,10	GS Mortgage Securities Trust 2010-C2	5.182%	12/10/43	3,530	3,636
4,10	GS Mortgage Securities Trust 2011-GC3	5.638%	3/10/44	2,280	2,366
4,10	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,000	1,037
4	GS Mortgage Securities Trust 2012-GCJ7	5.668%	5/10/45	7,150	7,362
4	GS Mortgage Securities Trust 2013-GC13	4.048%	7/10/46	22,934	23,624
4,10	GS Mortgage Securities Trust 2013-GC13	4.081%	7/10/46	5,650	5,497
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	13,060	12,861
4	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	8,250	8,152
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	927	926
4	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	8,192	8,294
4	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	22,020	22,451
4	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	49,405	50,921
4	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	41,343	42,219

		7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	GS Mortgage Securities Trust 2014-GC20	4.258%	4/10/47	1,410	1,412
4	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	44,760	45,473
4	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	13,246	13,296
4	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	10,665	10,816
4	GS Mortgage Securities Trust 2014-GC24	4.529%	9/10/47	17,556	17,301
4	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	19,370	19,035
4	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	47,290	47,219
4	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	39,290	38,093
4	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	40,515	39,911
4	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	4,636	4,668
4	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	26,732	26,374
4	GS Mortgage Securities Trust 2015-GC34	4.653%	10/10/48	12,080	12,081
4	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	9,660	9,063
4	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	36,220	37,094
4	GS Mortgage Securities Trust 2018-GS9	3.992%	3/10/51	4,990	5,048
10	GTP Acquisition Partners I LLC	3.482%	6/16/25	26,340	25,604
4,10	Hardee's Funding LLC	5.710%	6/20/48	27,900	28,149
4,10	Harley Marine Financing LLC Barge 2018-1	5.682%	5/15/43	18,676	18,648
4,10	Hertz Fleet Lease Funding LP 2018-1	3.230%	5/10/32	37,080	37,051
4,10	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	6,785	6,665
4,10	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	14,756	14,515
4,10	Hertz Vehicle Financing II LP 2016-3A	2.270%	7/25/20	5,330	5,284
4,10	Hertz Vehicle Financing II LP 2018-1A	3.290%	2/25/24	17,360	16,838
4,10	Hertz Vehicle Financing II LP 2018-1A	3.600%	2/25/24	24,170	23,541
4,10	Hertz Vehicle Financing II LP 2018-1A	4.390%	2/25/24	3,670	3,594
4,10	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	10,135	10,130
4,10	Hertz Vehicle Financing LLC 2017-2A	3.290%	10/25/23	5,306	5,178
4,10	Hertz Vehicle Financing LLC 2017-2A	4.200%	10/25/23	18,190	18,290
4,10	Hilton USA Trust 2016-HHV	3.719%	11/5/38	3,950	3,904
[4,10,12]	Holmes Master Issuer plc 2018-1	2.699%	10/15/54	33,040	33,009
4	Honda Auto Receivables 2017-4 Owner Trust	2.050%	11/22/21	43,040	42,442
4	Honda Auto Receivables 2017-4 Owner Trust	2.210%	3/21/24	6,410	6,289
4	Honda Auto Receivables 2018-2 Owner Trust	3.010%	5/18/22	14,140	14,135
4,10	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	40,670	38,898
4,10	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	14,750	14,530
4,10	Hyundai Auto Lease Securitization Trust 2017-C	2.120%	2/16/21	36,130	35,764
4,10	Hyundai Auto Lease Securitization Trust 2017-C	2.210%	9/15/21	7,090	6,997
4,10	Hyundai Auto Lease Securitization Trust 2017-C	2.460%	7/15/22	6,480	6,388
4,10	Hyundai Auto Lease Securitization Trust 2018-A	2.810%	4/15/21	47,455	47,290
4,10	Hyundai Auto Lease Securitization Trust 2018-A	2.890%	3/15/22	15,010	14,915
4,10	Hyundai Auto Lease Securitization Trust 2018-B	3.200%	6/15/22	3,870	3,864
4	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	9,180	9,178
4	Hyundai Auto Receivables Trust 2015-C	2.150%	11/15/21	3,510	3,472
4	Hyundai Auto Receivables Trust 2015-C	2.550%	11/15/21	8,360	8,300
4,12	Illinois Student Assistance Commission Series 2010-1	3.385%	4/25/22	976	977
[4,10,13]	Invitation Homes 2017-SFR2 Trust	2.923%	12/17/36	29,142	29,162
[4,10,13]	Invitation Homes 2017-SFR2 Trust	3.223%	12/17/36	9,957	9,990
[4,10,13]	Invitation Homes 2018-SFR1 Trust	2.773%	3/17/37	40,997	41,056
[4,10,13]	Invitation Homes 2018-SFR1 Trust	3.023%	3/17/37	9,890	9,811
4,10	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	14,791	14,557
4	John Deere Owner Trust 2018-B	3.230%	6/16/25	10,350	10,335
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2009-IWST	5.633%	12/5/27	6,185	6,405
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	1,288	1,319
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	3,201	3,247
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.640%	11/15/43	7,100	7,143
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.640%	11/15/43	6,225	6,375
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	27,159	27,988

		8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.405%	8/15/46	4,100	4,292
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-RR1	4.717%	3/16/46	2,778	2,842
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	15,645	15,679
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	12,562	12,278
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,030	3,975
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	27,000	27,476
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,715	5,657
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	40,130	39,162
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	15,150	15,474
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	4.004%	1/15/46	9,350	9,206
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	9,630	9,733
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	2,330	2,373
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	14,880	15,290
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.517%	12/15/46	14,600	15,053
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.945%	12/15/46	21,150	22,063
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.010%	12/15/46	9,770	10,014
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	28,354	27,728
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2014-C20	3.461%	7/15/47	31,250	31,393
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2016-JP3	2.870%	8/15/49	1,330	1,249
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2016-JP4	3.648%	12/15/49	14,370	14,156
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2017-JP6	3.490%	7/15/50	12,517	12,238
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	17,866	18,009
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.033%	7/15/45	7,520	7,612
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	17,400	17,623
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.133%	8/15/46	13,870	14,250
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	3,583	3,582
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	4,050	4,092
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.131%	11/15/45	27,200	27,932
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	17,820	18,489
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.085%	11/15/45	13,495	13,932
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	22,860	23,514
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	36,630	37,601

		9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	12,950	13,294
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.814%	2/15/47	13,200	13,645
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.814%	2/15/47	5,850	5,879
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	10,310	10,346
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.231%	1/15/48	29,560	29,001
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	48,480	48,204
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C27	3.179%	2/15/48	16,945	16,522
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.551%	7/15/48	23,680	23,280
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.822%	7/15/48	51,330	51,838
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	4.226%	7/15/48	15,901	16,131
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C31	3.801%	8/15/48	21,082	21,253
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C32	3.598%	11/15/48	12,061	12,000
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.770%	12/15/48	22,187	22,297
4	JPMCC Commercial Mortgage Securities Trust 2017-
	JP5	3.723%	3/15/50	33,410	33,081
4	JPMCC Commercial Mortgage Securities Trust 2017-
	JP7	3.454%	9/15/50	10,675	10,401
4	JPMDB Commercial Mortgage Securities Trust 2017-
	C7	3.409%	10/15/50	10,453	10,152
4	JPMDB Commercial Mortgage Securities Trust 2018-
	C8	4.211%	6/15/51	8,500	8,737
	Korea Housing Finance Corp.	1.625%	9/15/18	13,550	13,526
[4,10,12]	Lanark Master Issuer plc 2018-1A	2.749%	12/22/69	28,623	28,608
[4,10,13]	Lanark Master Issuer plc 2018-2A	2.844%	12/22/69	13,530	13,529
4,10	Laurel Road Prime Student Loan Trust 2018-B	3.540%	5/26/43	30,280	30,237
4,10	LCCM 2014-909 Mortgage Trust	3.388%	5/15/31	18,640	18,641
4,10	Madison Avenue Trust 2013-650M	3.843%	10/12/32	12,460	12,586
[4,10,13]	Master Credit Card Trust II Series 2018-1A	2.571%	7/22/24	58,850	58,966
4	MASTR Adjustable Rate Mortgages Trust 2004-3	3.724%	4/25/34	576	577
4	Mercedes-Benz Auto Lease Trust 2018-A	2.200%	4/15/20	50,740	50,661
4	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	76,170	75,663
4	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	7,580	7,504
4	Mercedes-Benz Auto Receivables Trust 2018-1	3.150%	10/15/24	10,430	10,416
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A2	4.001%	2/25/33	956	958
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A4	4.388%	7/25/33	491	502
4,10	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	2,102	2,101
4,10	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	33,860	33,247
4,10	MMAF Equipment Finance LLC 2018-A	3.390%	1/10/25	6,560	6,564
4,10	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	3,580	3,585
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	21,548	21,313
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,000	1,990
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,796	5,675
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.083%	7/15/46	3,372	3,227
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.083%	7/15/46	28,493	29,166

		10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	3,753	3,716
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.960%	8/15/46	8,445	8,551
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.158%	8/15/46	24,216	24,967
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	8,080	8,196
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	4.259%	10/15/46	3,830	3,945
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	8,300	8,496
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	6,400	6,262
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,940	2,870
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	27,425	26,888
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	16,600	17,021
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	17,500	18,024
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	3.773%	4/15/47	43,080	43,595
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.051%	4/15/47	22,440	22,894
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.891%	4/15/47	1,895	1,932
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	38,845	39,338
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	9,540	9,634
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.321%	6/15/47	22,920	23,221
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.754%	6/15/47	12,300	12,250
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	32,178	32,325
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	7,460	7,437
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	13,400	13,572
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.326%	12/15/47	17,350	17,285
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	23,220	23,016
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.069%	2/15/48	21,800	21,573
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	37,941	37,052
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.451%	7/15/50	4,230	4,151
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.719%	7/15/50	11,828	11,850
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.479%	5/15/48	20,280	20,020
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.732%	5/15/48	28,104	28,161
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.635%	10/15/48	7,814	7,778
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	4.751%	5/15/49	2,210	2,213
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C32	3.720%	12/15/49	28,827	28,643

		11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2017-C34	3.536%	11/15/52	19,660	19,192
4	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	16,052	15,958
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,500	2,490
4,10	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	17,287	17,037
4,10	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	27,955	28,212
4,10	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	24,440	24,442
4,10	Morgan Stanley Capital I Trust 2015-420	3.727%	10/12/50	28,871	28,576
4	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	40,034	40,130
4	Morgan Stanley Capital I Trust 2015-UBS8	4.589%	12/15/48	11,440	11,134
4	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	7,437	6,936
4	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	11,485	11,354
4	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	5,420	5,368
4	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	6,765	6,631
4	Morgan Stanley Mortgage Loan Trust 2006-8AR	3.901%	6/25/36	5,638	5,834
[4,10,13]	Motor plc 2017 1A	2.594%	9/25/24	45,520	45,561
4,10	MSBAM Commercial Mortgage Securities Trust 2012-
	CKSV	3.277%	10/15/30	37,985	36,616
10	National Australia Bank Ltd.	2.250%	3/16/21	29,260	28,523
4,13	Navient Student Loan Trust 2015-3	2.714%	6/26/56	23,540	23,596
[4,10,13]	Navient Student Loan Trust 2016-3	2.914%	6/25/65	7,990	8,049
[4,10,13]	Navient Student Loan Trust 2016-6A	2.814%	3/25/66	30,520	30,774
[4,10,13]	Navient Student Loan Trust 2017-4A	2.564%	9/27/66	11,080	11,112
[4,10,13]	Navient Student Loan Trust 2017-A	2.472%	12/16/58	11,567	11,579
4,10	Navient Student Loan Trust 2017-A	2.880%	12/16/58	17,580	17,064
[4,10,13]	Navient Student Loan Trust 2018-1	2.150%	3/25/67	22,216	22,210
[4,10,13]	Navient Student Loan Trust 2018-1	2.414%	3/25/67	36,100	36,078
[4,10,13]	Navient Student Loan Trust 2018-1	2.784%	3/25/67	44,620	44,746
4,10	Navient Student Loan Trust 2018-BA	3.610%	12/15/59	12,150	12,138
4,10	Navient Student Loan Trust 2018-CA	3.010%	6/16/42	12,260	12,259
4,10	Navient Student Loan Trust 2018-CA	3.520%	6/16/42	54,450	54,445
[4,10,13]	Navistar Financial Dealer Note Master Trust II 2016-1A	3.414%	9/27/21	28,280	28,321
13	New Mexico Educational Assistance Foundation 2013-1	2.792%	1/2/25	14,796	14,845
4,10	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	15,220	15,200
4	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	30,500	30,210
4	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	8,520	8,410
4	Nissan Auto Receivables 2017-C Owner Trust	2.120%	4/18/22	39,090	38,499
4	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	22,040	21,530
4	Nissan Auto Receivables 2018-B Owner Trust	3.160%	12/16/24	10,430	10,415
4,13	Nissan Master Owner Trust Receivables Series 2017-C	2.392%	10/17/22	78,440	78,478
4,10	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	10,065	10,253
4,10	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	8,360	8,159
[4,10,13]	Pepper Residential Securities Trust 2017A-A1UA	3.186%	3/10/58	12,038	12,052
[4,10,13]	Pepper Residential Securities Trust 2018A-A1UA	3.017%	3/12/47	2,243	2,246
[4,10,13]	Pepper Residential Securities Trust 2019A-A1U1	2.417%	10/12/18	28,700	28,679
[4,10,13]	Pepper Residential Securities Trust 2020A-A1U1	2.572%	3/16/19	22,020	21,916
§,4,10,13 Pepper Residential Securities Trust 2021-A1U		0.000%	1/16/60	37,670	37,670
[4,10,12]	Permanent Master Issuer plc 2018-1A	2.747%	7/15/58	12,200	12,201
4,10	PFS Financing Corp 2017-B	2.220%	7/15/22	20,500	20,056
[4,10,13]	PFS Financing Corp. 2017-C	2.542%	10/15/21	32,830	32,893
4,10	PFS Financing Corp. 2017-D	2.400%	10/17/22	34,130	33,475
4,10	PFS Financing Corp. 2018-D	3.190%	4/17/23	12,740	12,676
[4,10,13]	PHEAA Student Loan Trust 2016-2A	3.014%	11/25/65	29,912	30,294
4,10	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	7,195	7,090
4,10	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	25,018	24,740
4,10	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	9,310	9,300
4,10	Progress Residential 2017-SFR2 Trust	2.897%	12/17/34	15,540	15,016
4,10	Progress Residential 2017-SFR2 Trust	3.196%	12/17/34	4,030	3,898
4,10	Progress Residential 2018-SFR1 Trust	3.255%	3/17/35	17,818	17,453
4,10	Progress Residential 2018-SFR1 Trust	3.484%	3/17/35	2,220	2,170
4	Public Service New Hampshire Funding LLC 2018-1	3.094%	2/1/26	11,380	11,365
4	Public Service New Hampshire Funding LLC 2018-1	3.506%	8/1/28	3,900	3,907
4	Public Service New Hampshire Funding LLC 2018-1	3.814%	2/1/35	3,680	3,675

		12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[4,10,12]	Resimac Premier Series 2014-1A	3.026%	12/12/45	7,068	7,025
[4,10,13]	Resimac Premier Series 2016-1A	3.476%	10/10/47	43,146	43,446
[4,10,13]	Resimac Premier Series 2018-1A	2.886%	11/10/49	34,908	34,353
4,11	RFMSI Series 2006-SA2 Trust	4.848%	8/25/36	13,003	11,223
4,11	RFMSI Series 2006-SA3 Trust	4.839%	9/25/36	4,580	4,066
	Royal Bank of Canada	2.200%	9/23/19	7,813	7,754
	Royal Bank of Canada	2.100%	10/14/20	2,287	2,235
4	Royal Bank of Canada	1.875%	2/5/21	8,785	8,641
	Royal Bank of Canada	2.300%	3/22/21	7,976	7,786
4	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	14,985	15,075
4	Santander Drive Auto Receivables Trust 2016-1	2.470%	12/15/20	8,840	8,838
4	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	4,925	4,916
4	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	4,600	4,582
4	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	4,120	4,116
4	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	33,200	32,891
4	Santander Drive Auto Receivables Trust 2017-3	1.870%	6/15/21	11,550	11,489
4	Santander Drive Auto Receivables Trust 2017-3	2.760%	12/15/22	5,760	5,687
4	Santander Drive Auto Receivables Trust 2018-1	2.100%	11/16/20	58,661	58,514
4	Santander Drive Auto Receivables Trust 2018-1	2.320%	8/16/21	17,650	17,522
4	Santander Drive Auto Receivables Trust 2018-1	2.630%	7/15/22	40,300	39,812
4	Santander Drive Auto Receivables Trust 2018-1	2.960%	3/15/24	35,160	34,645
4	Santander Drive Auto Receivables Trust 2018-1	3.320%	3/15/24	15,340	15,060
4	Santander Drive Auto Receivables Trust 2018-3	3.290%	10/17/22	24,700	24,681
4	Santander Drive Auto Receivables Trust 2018-3	4.070%	8/15/24	40,900	40,865
4,10	Santander Retail Auto Lease Trust 2017-A	2.370%	1/20/22	7,110	7,004
4,10	Santander Retail Auto Lease Trust 2017-A	2.680%	1/20/22	5,660	5,582
4,10	Santander Retail Auto Lease Trust 2018-A	2.930%	5/20/21	31,400	31,319
4,10	Santander Retail Auto Lease Trust 2018-A	3.060%	4/20/22	11,010	10,959
4,10	Santander Retail Auto Lease Trust 2018-A	3.200%	4/20/22	9,390	9,344
4,10	Santander Retail Auto Lease Trust 2018-A	3.490%	5/20/22	21,865	21,755
10	SBA Tower Trust	3.156%	10/8/20	10,760	10,615
4,10	Securitized Term Auto Receivables Trust 2016-1A	1.524%	3/25/20	8,099	8,062
4,10	Securitized Term Auto Receivables Trust 2016-1A	1.794%	2/25/21	12,930	12,706
4,10	Securitized Term Auto Receivables Trust 2017-2A	2.289%	3/25/22	10,240	9,922
4,10	Securitized Term Auto Receivables Trust 2018-1A	3.298%	11/25/22	5,360	5,312
4,10	SLM Private Education Loan Trust 2011-A	4.370%	4/17/28	1,957	1,963
4,10	SLM Private Education Loan Trust 2011-B	3.740%	2/15/29	19,325	19,401
4,10	SLM Private Education Loan Trust 2011-C	4.540%	10/17/44	8,443	8,539
[4,10,13]	SLM Private Education Loan Trust 2013-A	3.122%	5/17/27	8,648	8,664
4,10	SLM Private Education Loan Trust 2013-A	2.500%	3/15/47	8,000	7,902
4,10	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	8,169	8,108
4,10	SLM Private Education Loan Trust 2013-B	3.000%	5/16/44	14,700	14,416
4,10	SLM Private Education Loan Trust 2013-C	3.500%	6/15/44	5,860	5,845
4,10	SLM Private Education Loan Trust 2014-A	2.590%	1/15/26	2,066	2,061
4,10	SLM Private Education Loan Trust 2014-A	3.500%	11/15/44	4,100	4,060
4	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	4,780	4,637
4,10	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	12,487	12,191
[4,10,13]	SMB Private Education Loan Trust 2016-B	3.522%	2/17/32	11,619	11,837
[4,10,13]	SMB Private Education Loan Trust 2016-C	3.172%	9/15/34	12,920	13,090
[4,10,13]	SMB Private Education Loan Trust 2017-A	2.972%	9/15/34	15,573	15,713
4,10	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	19,780	19,236
4,10	SMB Private Education Loan Trust 2018-A	3.500%	2/15/36	51,170	50,922
4,10	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	21,900	21,925
4,10	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	9,652	9,615
4,10	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	6,120	5,982
4,10	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	6,405	6,273
[4,10,13]	SoFi Professional Loan Program 2016-D LLC	3.014%	1/25/39	3,765	3,789
4,10	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	2,112	2,046
4,10	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	14,150	13,904
[4,10,13]	SoFi Professional Loan Program 2017-C LLC	2.664%	7/25/40	2,170	2,176
4,10	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	7,540	7,325
4,10	SoFi Professional Loan Program 2017-E LLC	1.860%	11/26/40	30,445	30,032
4,10	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	9,940	9,640
4,10	SoFi Professional Loan Program 2017-F LLC	2.050%	1/25/41	26,887	26,649

		13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,10	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	12,320	12,008
4,10	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	33,022	32,740
4,10	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	15,490	15,116
4,10	SoFi Professional Loan Program 2018-B LLC	3.340%	8/25/47	27,178	26,986
10	Stadshypotek AB	1.750%	4/9/20	15,923	15,584
10	Stadshypotek AB	2.500%	4/5/22	32,630	31,733
4	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	8,025	7,938
4	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	34,390	33,847
4	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	48,153	48,034
4	Synchrony Credit Card Master Note Trust 2016-2	2.950%	5/15/24	10,715	10,495
4	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	16,935	16,688
4	Synchrony Credit Card Master Note Trust 2016-3	1.910%	9/15/22	29,333	28,984
4	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	31,940	30,944
4	Synchrony Credit Card Master Note Trust 2017-2	2.820%	10/15/25	9,688	9,392
4	Synchrony Credit Card Master Note Trust 2017-2	3.010%	10/15/25	13,000	12,601
4	Synchrony Credit Card Master Note Trust Series 2012-
	2	2.220%	1/15/22	43,200	43,124
4,10	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	8,426	8,513
4,10	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	13,513	13,848
4,10	Tesla Auto Lease Trust 2018-A	2.320%	12/20/19	35,306	35,180
4,10	Tesla Auto Lease Trust 2018-A	2.750%	2/20/20	1,480	1,472
4,10	Tesla Auto Lease Trust 2018-A	2.970%	4/20/20	1,180	1,175
4,10	Tesla Auto Lease Trust 2018-A	3.300%	5/20/20	1,330	1,324
4,10	Tidewater Auto Receivables Trust 2018-AA	3.120%	7/15/22	20,770	20,749
4,10	Tidewater Auto Receivables Trust 2018-AA	3.450%	11/15/24	4,346	4,336
4,10	Tidewater Auto Receivables Trust 2018-AA	3.840%	11/15/24	4,873	4,861
4,10	Tidewater Auto Receivables Trust 2018-AA	4.300%	11/15/24	1,449	1,445
4,10	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	24,260	23,925
10	Toronto-Dominion Bank	2.250%	3/15/21	2,210	2,157
4	Toyota Auto Receivables 2017-D Owner Trust	2.120%	2/15/23	2,790	2,719
4	Toyota Auto Receivables 2018-A Owner Trust	2.350%	5/16/22	110,490	109,217
4	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	7,287	7,164
4	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	13,640	13,647
4,10	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	47,250	46,332
4,10	Trinity Rail Leasing LP TRL-18-1	4.620%	6/17/48	21,060	21,274
4,10	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	3,603	3,546
4,10	Triton Container Finance LLC 2018-A2	4.190%	6/22/43	32,140	32,183
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,250	1,269
4	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	13,995	13,754
4,10	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	25,038	24,741
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	9,054	8,825
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	7,560	7,467
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	2,304	2,282
4,10	Vantage Data Centers Issuer, LLC 2018-1A	4.072%	2/16/43	15,650	15,462
4,10	Verizon Owner Trust 2016-2A	1.680%	5/20/21	41,285	40,852
4,10	Verizon Owner Trust 2017-2A	1.920%	12/20/21	40,800	40,213
4,10	Verizon Owner Trust 2017-3	2.060%	4/20/22	30,000	29,491
4,10	Verizon Owner Trust 2017-3	2.380%	4/20/22	17,380	17,056
4,10	Verizon Owner Trust 2017-3	2.530%	4/20/22	18,650	18,332
4,10	Verizon Owner Trust 2018-1	2.820%	9/20/22	65,060	64,662
4,10	Verizon Owner Trust 2018-1	3.050%	9/20/22	23,660	23,453
4,10	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	13,561	13,256
4,10	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	11,130	11,227
4,10	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	3,270	3,280
4,10	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	2,450	2,447
4	Volkswagen Auto Loan Enhanced Trust 2018-1	3.020%	11/21/22	15,280	15,235
4	Volkswagen Auto Loan Enhanced Trust 2018-1	3.150%	7/22/24	6,970	6,940
4,10	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	9,220	9,133
[4,10,13]	Volvo Financial Equipment Master Owner Trust 2017-A	2.572%	11/15/22	9,810	9,828
4	WaMu Mortgage Pass-Through Certificates Series
	2002-AR18 Trust	3.648%	1/25/33	113	114
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR7 Trust	4.111%	8/25/33	594	601

		14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR9 Trust	3.385%	9/25/33	946	975
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	29,752	29,194
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,650	1,636
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	8,075	8,213
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	35,262	36,328
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.288%	7/15/46	4,906	5,018
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	43,100	43,620
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	7,100	7,032
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	12,250	12,483
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	6,830	6,697
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	3,285	3,237
4	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	26,570	25,797
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	36,515	35,576
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	49,460	48,817
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	54,193	54,028
4	Wells Fargo Commercial Mortgage Trust 2015-C29	4.225%	6/15/48	12,420	12,141
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	22,214	21,938
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	20,610	20,579
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	17,222	17,420
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.497%	9/15/58	11,490	11,253
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	18,856	19,041
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	8,550	8,718
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.542%	9/15/58	14,300	13,957
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	33,065	33,226
4	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	21,780	21,568
4	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%	12/15/49	9,590	9,409
4	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	11,500	11,511
4	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	15,680	15,254
4	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%	9/15/50	5,750	5,457
4	Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	65,280	63,377
4	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	45,250	44,432
4	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	39,807	38,706
4	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	17,855	17,505
4	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	6,900	6,796
4	Wells Fargo Commercial Mortgage Trust 2018-C43	4.012%	3/15/51	55,010	55,490
4	Wells Fargo Commercial Mortgage Trust 2018-C43	4.514%	3/15/51	5,973	5,868
4,13	Wells Fargo Dealer Floorplan Master Note Trust Series
	2015-2	2.736%	1/20/22	17,030	17,118
4,11	Wells Fargo Mortgage Backed Securities 2006-AR14
	Trust	3.641%	10/25/36	8,324	8,109
4,10	Wendys Funding LLC 2015-1A	4.080%	6/15/45	5,968	5,963
4,10	Wendys Funding LLC 2015-1A	4.497%	6/15/45	6,312	6,311
4,10	Wendys Funding LLC 2018-1	3.573%	3/15/48	6,458	6,253
4,10	Wendys Funding LLC 2018-1	3.884%	3/15/48	9,711	9,438
10	Westpac Banking Corp.	2.100%	2/25/21	2,395	2,326
4,10	WFLD 2014-MONT Mortgage Trust	3.755%	8/10/31	35,485	35,348
4,10	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	11,719	12,001
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	10,955	10,696
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	11,800	11,802
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	5,056	5,045
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	4,491	4,425
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	24,344	23,813
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,860	2,818
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,230	2,179
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	22,490	22,744
4	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	14,980	15,407
4	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	14,650	15,249
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	3,500	3,523
4	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	9,770	9,997
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	6,710	6,776
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	27,830	28,626
4	WFRBS Commercial Mortgage Trust 2013-C18	4.656%	12/15/46	5,775	6,034
4	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	30,300	30,558

		15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	23,553	24,209
4	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	40,481	41,376
4	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	11,110	11,177
4	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	4,500	4,339
4	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	1,665	1,645
4	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	45,230	45,407
4	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	7,130	7,026
4	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	12,290	11,803
4	WFRBS Commercial Mortgage Trust 2014-C23	3.650%	10/15/57	13,000	12,956
4	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	10,655	10,795
4	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	24,615	24,563
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	2,690	2,708
4	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	46,983	48,092
4	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	17,456	17,228
4	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	16,040	15,839
4	World Omni Auto Receivables Trust 2018-A	2.890%	4/15/25	8,670	8,555
4	World Omni Automobile Lease Securitization Trust
	2018-A	2.830%	7/15/21	41,890	41,670
4	World Omni Automobile Lease Securitization Trust
	2018-A	2.940%	5/15/23	12,590	12,523

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $13,631,940)					13,431,686

Corporate Bonds (53.1%)
Finance (26.6%)
	Banking (22.6%)
	American Express Co.	2.200%	10/30/20	158,870	155,354
	American Express Co.	3.700%	8/3/23	137,910	137,767
	American Express Credit Corp.	1.700%	10/30/19	13,020	12,817
	American Express Credit Corp.	2.200%	3/3/20	44,955	44,334
	American Express Credit Corp.	2.250%	5/5/21	24,988	24,328
10	ANZ New Zealand International Ltd.	2.200%	7/17/20	29,275	28,656
10	ASB Bank Ltd.	3.750%	6/14/23	39,160	38,836
10	Australia & New Zealand Banking Group Ltd.	2.250%	12/19/19	124,445	123,035
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	77,968	74,988
10	Banco Santander Chile	2.500%	12/15/20	82,940	80,565
	Bank of America Corp.	2.625%	10/19/20	43,700	43,149
	Bank of America Corp.	2.151%	11/9/20	4,515	4,411
	Bank of America Corp.	2.625%	4/19/21	37,900	37,183
4	Bank of America Corp.	2.369%	7/21/21	170,765	167,855
4	Bank of America Corp.	2.328%	10/1/21	146,370	142,854
4	Bank of America Corp.	3.124%	1/20/23	44,075	43,203
	Bank of America Corp.	3.004%	12/20/23	102,823	99,751
4	Bank of America Corp.	3.550%	3/5/24	128,765	127,109
	Bank of America Corp.	3.875%	8/1/25	3,185	3,176
	Bank of Montreal	3.100%	7/13/20	21,650	21,636
	Bank of New York Mellon Corp.	2.600%	8/17/20	13,355	13,240
	Bank of Nova Scotia	2.228%	12/11/19	249,005	246,251
	Bank of Nova Scotia	2.150%	7/14/20	18,590	18,216
	Bank of Nova Scotia	2.500%	1/8/21	36,955	36,254
10	Banque Federative du Credit Mutuel SA	2.200%	7/20/20	66,200	64,709
10	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	52,970	52,184
10	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	25,495	24,787
10	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	34,855	33,545
10	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	166,800	165,918
	BB&T Corp.	2.450%	1/15/20	46,684	46,264
10	BNP Paribas SA	3.375%	1/9/25	84,330	80,098
	BPCE SA	2.500%	7/15/19	7,500	7,474
14,15	BPCE SA	3.268%	4/24/20	19,310	14,465
14	BPCE SA	3.500%	4/24/20	7,950	5,960
	Branch Banking & Trust Co.	2.100%	1/15/20	21,000	20,698
	Branch Banking & Trust Co.	2.250%	6/1/20	86,765	85,221
	Branch Banking & Trust Co.	2.625%	1/15/22	55,389	53,917
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	26,845	25,902

		16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital One Bank USA NA	2.250%	2/13/19	24,420	24,360
	Capital One Bank USA NA	2.300%	6/5/19	22,420	22,303
	Capital One Financial Corp.	3.050%	3/9/22	26,645	26,050
	Citibank NA	2.100%	6/12/20	64,165	62,776
	Citibank NA	2.125%	10/20/20	216,530	211,138
	Citibank NA	2.850%	2/12/21	262,150	258,441
	Citigroup Inc.	2.550%	4/8/19	29,097	29,064
	Citigroup Inc.	2.450%	1/10/20	25,170	24,938
	Citigroup Inc.	2.650%	10/26/20	68,589	67,565
	Citigroup Inc.	2.700%	3/30/21	13,175	12,936
	Citigroup Inc.	2.750%	4/25/22	63,390	61,377
4	Citigroup Inc.	4.044%	6/1/24	43,705	43,924
	Comerica Inc.	3.700%	7/31/23	87,415	87,534
	Commonwealth Bank of Australia	2.300%	9/6/19	46,435	46,194
	Commonwealth Bank of Australia	2.300%	3/12/20	21,490	21,194
10	Commonwealth Bank of Australia	2.050%	9/18/20	71,235	69,357
	Commonwealth Bank of Australia	2.400%	11/2/20	18,055	17,685
10	Commonwealth Bank of Australia	2.000%	9/6/21	13,615	13,017
10	Commonwealth Bank of Australia	2.750%	3/10/22	68,580	66,606
10	Commonwealth Bank of Australia	2.500%	9/18/22	51,168	48,916
10	Commonwealth Bank of Australia	3.450%	3/16/23	125,009	123,700
14,15	Commonwealth Bank of Australia	3.945%	11/5/24	14,900	11,198
	Compass Bank	2.875%	6/29/22	63,420	61,133
	Cooperatieve Rabobank UA	2.250%	1/14/20	80,199	79,168
	Cooperatieve Rabobank UA	4.625%	12/1/23	7,800	7,876
14,15	Cooperatieve Rabobank UA	4.600%	7/2/25	23,650	17,891
14	Cooperatieve Rabobank UA	5.000%	7/2/25	10,800	8,224
	Credit Suisse AG	2.300%	5/28/19	40,490	40,346
4,10	Credit Suisse Group AG	4.207%	6/12/24	73,000	73,217
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	13,670	13,514
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	11,110	11,077
10	Danske Bank A/S	2.750%	9/17/20	23,273	22,921
10	Danske Bank A/S	3.875%	9/12/23	38,800	38,405
	Deutsche Bank AG	2.500%	2/13/19	7,225	7,199
	Deutsche Bank AG	2.700%	7/13/20	34,375	33,568
	Deutsche Bank AG	3.150%	1/22/21	57,440	55,920
	Discover Bank	2.600%	11/13/18	24,412	24,407
10	DNB Bank ASA	2.125%	10/2/20	71,230	69,255
4,16	DNB Bank ASA	1.125%	3/20/28	4,700	5,418
10	Federation des Caisses Desjardins du Quebec	2.250%	10/30/20	86,625	84,445
	Fifth Third Bank	1.625%	9/27/19	42,565	41,921
	Fifth Third Bank	2.200%	10/30/20	46,125	45,027
	Fifth Third Bank	2.250%	6/14/21	28,181	27,408
	First Republic Bank	2.375%	6/17/19	47,605	47,375
	First Republic Bank	2.500%	6/6/22	86,865	83,559
	Goldman Sachs Group Inc.	2.625%	1/31/19	68,810	68,797
	Goldman Sachs Group Inc.	2.550%	10/23/19	52,555	52,273
	Goldman Sachs Group Inc.	2.300%	12/13/19	123,150	122,056
	Goldman Sachs Group Inc.	2.750%	9/15/20	73,455	72,829
	Goldman Sachs Group Inc.	2.600%	12/27/20	237,295	233,710
	Goldman Sachs Group Inc.	2.875%	2/25/21	143,874	141,585
	Goldman Sachs Group Inc.	2.625%	4/25/21	77,334	75,744
14,15	Goldman Sachs Group Inc.	3.425%	9/8/21	19,280	14,458
	Goldman Sachs Group Inc.	2.350%	11/15/21	900	868
	Goldman Sachs Group Inc.	5.750%	1/24/22	37,173	39,666
	Goldman Sachs Group Inc.	3.000%	4/26/22	93,455	91,229
4	Goldman Sachs Group Inc.	2.876%	10/31/22	90,995	88,733
4	Goldman Sachs Group Inc.	2.908%	6/5/23	151,010	145,438
4	Goldman Sachs Group Inc.	3.272%	9/29/25	60,495	58,021
	HSBC Holdings plc	2.950%	5/25/21	69,510	68,457
	HSBC Holdings plc	2.650%	1/5/22	75,105	72,735
4	HSBC Holdings plc	3.262%	3/13/23	170,990	168,152
	HSBC Holdings plc	3.600%	5/25/23	6,295	6,268
4,17	HSBC Holdings plc	2.175%	6/27/23	78,100	102,191

		17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	HSBC Holdings plc	3.033%	11/22/23	56,355	54,373
4	HSBC Holdings plc	3.950%	5/18/24	46,702	46,585
4	HSBC Holdings plc	4.041%	3/13/28	1,335	1,314
4	HSBC Holdings plc	4.583%	6/19/29	71,875	72,860
4	HSBC Holdings plc	6.000%	11/22/65	10,760	10,409
	HSBC USA Inc.	2.375%	11/13/19	48,435	48,034
	HSBC USA Inc.	2.750%	8/7/20	71,305	70,659
	Huntington National Bank	2.375%	3/10/20	54,920	54,133
	Huntington National Bank	2.875%	8/20/20	33,581	33,288
	Huntington National Bank	2.500%	8/7/22	55,115	52,932
10	ICICI Bank Ltd.	4.800%	5/22/19	4,800	4,848
	ICICI Bank Ltd.	4.000%	3/18/26	10,895	10,290
10	ING Bank NV	2.500%	10/1/19	25,080	24,894
10	ING Bank NV	2.450%	3/16/20	24,430	24,095
10	ING Bank NV	2.700%	8/17/20	3,907	3,855
	ING Groep NV	3.150%	3/29/22	32,120	31,587
12	Intesa Sanpaolo SPA	2.966%	7/17/19	129,745	129,806
10	Intesa Sanpaolo SPA	3.125%	7/14/22	5,000	4,659
10	Intesa Sanpaolo SPA	3.375%	1/12/23	43,900	40,925
10	Intesa Sanpaolo SPA	3.875%	7/14/27	25,201	22,076
	JPMorgan Chase & Co.	2.250%	1/23/20	48,138	47,588
	JPMorgan Chase & Co.	2.750%	6/23/20	118,678	117,492
	JPMorgan Chase & Co.	4.250%	10/15/20	25,589	26,118
	JPMorgan Chase & Co.	2.550%	10/29/20	120,454	118,570
	JPMorgan Chase & Co.	2.550%	3/1/21	24,825	24,348
4	JPMorgan Chase & Co.	3.514%	6/18/22	130,215	130,194
	JPMorgan Chase & Co.	2.972%	1/15/23	41,642	40,595
4	JPMorgan Chase & Co.	2.776%	4/25/23	77,650	75,227
	JPMorgan Chase & Co.	2.700%	5/18/23	16,765	16,064
4	JPMorgan Chase & Co.	3.559%	4/23/24	86,030	84,870
4	JPMorgan Chase & Co.	3.220%	3/1/25	80,315	77,694
	JPMorgan Chase & Co.	3.200%	6/15/26	38,225	36,302
4	JPMorgan Chase & Co.	3.782%	2/1/28	15,845	15,420
4	JPMorgan Chase & Co.	3.509%	1/23/29	5,695	5,390
4	JPMorgan Chase & Co.	4.005%	4/23/29	20,350	20,019
	KeyBank NA	2.500%	11/22/21	5,765	5,592
4	Lloyds Banking Group plc	2.907%	11/7/23	78,040	74,582
14,15	Lloyds Banking Group plc	3.450%	3/7/25	7,790	5,667
14	Lloyds Banking Group plc	4.000%	3/7/25	29,240	21,541
	Macquarie Bank Ltd.	6.625%	4/7/21	6,530	6,953
4,10	Macquarie Group Ltd.	3.189%	11/28/23	18,141	17,354
4	Macquarie Group Ltd.	3.189%	11/28/23	17,040	16,301
	Manufacturers & Traders Trust Co.	2.050%	8/17/20	34,335	33,515
12	Manufacturers & Traders Trust Co.	2.940%	12/1/21	9,755	9,737
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	14,920	14,400
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	29,613	29,200
	Mitsubishi UFJ Financial Group Inc.	3.535%	7/26/21	38,965	39,015
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	134,270	129,180
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	119,190	119,259
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	76,075	75,644
10	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	40,390	40,041
10	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	30,625	30,200
	Mizuho Bank Ltd.	2.340%	12/4/19	185,675	183,417
	Morgan Stanley	2.450%	2/1/19	36,506	36,462
	Morgan Stanley	5.625%	9/23/19	7,458	7,676
	Morgan Stanley	2.650%	1/27/20	55,713	55,369
	Morgan Stanley	2.800%	6/16/20	50,742	50,349
	Morgan Stanley	2.500%	4/21/21	42,819	41,728
	Morgan Stanley	2.625%	11/17/21	172,919	168,096
	Morgan Stanley	2.750%	5/19/22	79,850	77,410
	Morgan Stanley	3.125%	1/23/23	65,955	64,356
12	Morgan Stanley	3.583%	5/8/24	31,700	32,166
	MUFG Americas Holdings Corp.	2.250%	2/10/20	29,300	28,907
10	MUFG Bank Ltd.	2.300%	3/10/19	11,750	11,711

		18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
10	MUFG Bank Ltd.	2.300%	3/5/20	86,293	84,934
10	MUFG Bank Ltd.	2.750%	9/14/20	79,000	77,525
	MUFG Union Bank NA	2.250%	5/6/19	24,420	24,312
	National Australia Bank Ltd.	1.875%	7/12/21	16,016	15,294
	National Bank of Canada	2.150%	6/12/20	39,130	38,356
	National Bank of Canada	2.200%	11/2/20	151,645	147,657
	National City Corp.	6.875%	5/15/19	8,085	8,340
10	Nordea Bank AB	2.500%	9/17/20	12,568	12,332
4	Oversea-Chinese Banking Corp. Ltd.	4.000%	10/15/24	19,600	19,625
	PNC Bank NA	2.400%	10/18/19	71,148	70,725
	PNC Bank NA	2.300%	6/1/20	14,636	14,399
	PNC Bank NA	2.600%	7/21/20	43,010	42,474
	PNC Bank NA	2.450%	11/5/20	15,636	15,356
	PNC Bank NA	2.150%	4/29/21	14,236	13,799
	PNC Bank NA	2.550%	12/9/21	29,340	28,520
	PNC Bank NA	2.625%	2/17/22	89,020	86,568
	PNC Funding Corp.	5.125%	2/8/20	7,230	7,440
	Regions Financial Corp.	2.750%	8/14/22	10,605	10,216
	Royal Bank of Canada	1.500%	7/29/19	32,100	31,678
	Royal Bank of Canada	2.150%	10/26/20	201,763	197,340
	Royal Bank of Canada	2.350%	10/30/20	7,170	7,044
	Santander Holdings USA Inc.	3.700%	3/28/22	60,955	60,505
	Santander Holdings USA Inc.	3.400%	1/18/23	52,605	51,017
	Santander UK plc	2.000%	8/24/18	16,087	16,079
	Santander UK plc	2.500%	3/14/19	16,184	16,142
	Santander UK plc	2.350%	9/10/19	64,539	64,014
	Skandinaviska Enskilda Banken AB	2.300%	3/11/20	42,260	41,620
4	Skandinaviska Enskilda Banken AB	5.750%	12/31/49	19,975	19,939
	Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	90,305	89,120
	Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	124,290	122,903
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	62,735	60,625
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	28,480	27,412
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	36,675	36,721
	SunTrust Bank	2.250%	1/31/20	34,185	33,737
	SunTrust Bank	2.450%	8/1/22	55,075	52,900
	SunTrust Banks Inc.	2.900%	3/3/21	16,407	16,186
	Svenska Handelsbanken AB	2.500%	1/25/19	22,830	22,784
	Svenska Handelsbanken AB	1.500%	9/6/19	14,415	14,182
	Svenska Handelsbanken AB	1.950%	9/8/20	34,155	33,244
	Svenska Handelsbanken AB	2.450%	3/30/21	62,135	60,646
	Svenska Handelsbanken AB	1.875%	9/7/21	35,465	33,818
10	Swedbank AB	2.800%	3/14/22	53,955	52,542
	Synchrony Bank	3.000%	6/15/22	60,010	57,321
	Synchrony Financial	3.000%	8/15/19	72,335	72,211
	Synchrony Financial	2.700%	2/3/20	39,200	38,684
	Synchrony Financial	4.500%	7/23/25	4,050	3,927
	Synchrony Financial	3.950%	12/1/27	13,595	12,388
	Toronto-Dominion Bank	1.900%	10/24/19	182,690	180,512
	Toronto-Dominion Bank	2.250%	11/5/19	41,410	41,077
	Toronto-Dominion Bank	3.250%	6/11/21	205,925	205,814
	Toronto-Dominion Bank	3.500%	7/19/23	117,890	117,688
	UBS AG	2.350%	3/26/20	8,300	8,192
10	UBS AG	2.200%	6/8/20	85,550	83,748
10	UBS AG	2.450%	12/1/20	167,065	163,191
10	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	9,507	9,411
10	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	40,062	39,560
10	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	23,120	22,251
10	UBS Group Funding Switzerland AG	3.491%	5/23/23	64,690	63,627
4,10	UBS Group Funding Switzerland AG	2.859%	8/15/23	53,058	50,960
4	United Overseas Bank Ltd.	3.750%	9/19/24	11,360	11,347
	US Bank NA	2.125%	10/28/19	20,765	20,566
	US Bank NA	2.050%	10/23/20	73,201	71,470
§,18	Washington Mutual Bank / Debt not acquired by
	JPMorgan	6.875%	6/15/11	21,983	2

		19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wells Fargo & Co.	2.600%	7/22/20	16,480	16,284
	Wells Fargo & Co.	2.100%	7/26/21	19,560	18,840
14,15	Wells Fargo & Co.	3.285%	7/27/21	23,240	17,430
	Wells Fargo & Co.	2.625%	7/22/22	96,200	92,695
	Wells Fargo Bank NA	2.400%	1/15/20	303,485	300,411
4	Wells Fargo Bank NA	3.325%	7/23/21	246,740	246,819
	Westpac Banking Corp.	1.600%	8/19/19	40,090	39,624
	Westpac Banking Corp.	4.875%	11/19/19	35,464	36,319
	Westpac Banking Corp.	2.300%	5/26/20	3,665	3,615
	Westpac Banking Corp.	2.600%	11/23/20	8,810	8,662
	Westpac Banking Corp.	2.650%	1/25/21	86,705	85,213
	Westpac Banking Corp.	2.100%	5/13/21	29,034	27,973
	Westpac Banking Corp.	2.000%	8/19/21	81,740	78,250
	Westpac Banking Corp.	2.750%	1/11/23	108,480	104,604
	Westpac Banking Corp.	3.650%	5/15/23	86,900	86,867
	Westpac Banking Corp.	3.350%	3/8/27	15,340	14,631
4	Westpac Banking Corp.	4.322%	11/23/31	37,950	36,487
	Brokerage (0.2%)
	Jefferies Financial Group Inc.	5.500%	10/18/23	36,520	37,653
	Jefferies Group LLC / Jefferies Group Capital Finance
	Inc.	4.150%	1/23/30	6,945	6,249
	Legg Mason Inc.	2.700%	7/15/19	5,860	5,842
§,18	Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
	Nomura Holdings Inc.	2.750%	3/19/19	26,430	26,342
	Stifel Financial Corp.	3.500%	12/1/20	10,695	10,643
	Stifel Financial Corp.	4.250%	7/18/24	2,880	2,864
	TD Ameritrade Holding Corp.	2.950%	4/1/22	17,515	17,145
	Finance Companies (0.5%)
	GE Capital International Funding Co. Unlimited Co.	2.342%	11/15/20	240,208	235,156
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	38,095	37,039
10	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	14,555	14,025
	Insurance (2.2%)
	Aetna Inc.	2.800%	6/15/23	9,565	9,152
	Aflac Inc.	3.625%	6/15/23	3,420	3,429
10	AIG Global Funding	2.150%	7/2/20	14,635	14,305
10	AIG Global Funding	2.700%	12/15/21	13,080	12,718
	Alleghany Corp.	5.625%	9/15/20	8,890	9,267
	American International Group Inc.	2.300%	7/16/19	5,036	5,003
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	12,954	13,535
	AXIS Specialty Finance LLC	5.875%	6/1/20	1,508	1,566
	AXIS Specialty Finance plc	2.650%	4/1/19	14,650	14,566
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	36,720	36,156
	Berkshire Hathaway Inc.	2.100%	8/14/19	4,875	4,836
	Berkshire Hathaway Inc.	2.750%	3/15/23	50,323	49,065
	Brighthouse Financial Inc.	3.700%	6/22/27	16,720	15,220
	Chubb INA Holdings Inc.	2.300%	11/3/20	20,385	19,998
	Chubb INA Holdings Inc.	2.700%	3/13/23	5,875	5,667
16	Chubb INA Holdings Inc.	2.500%	3/15/38	74,589	88,371
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	9,875	9,875
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	19,265	18,998
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	3,325	3,441
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	38,840	37,868
10	MassMutual Global Funding II	2.100%	8/2/18	12,735	12,735
10	MassMutual Global Funding II	1.950%	9/22/20	43,160	41,914
10	MassMutual Global Funding II	2.500%	10/17/22	24,955	24,016
10	MassMutual Global Funding II	2.750%	6/22/24	24,695	23,590
10	Metropolitan Life Global Funding I	2.300%	4/10/19	21,731	21,668
10	Metropolitan Life Global Funding I	1.550%	9/13/19	18,115	17,813
10	Metropolitan Life Global Funding I	2.400%	1/8/21	149,585	146,361
10	Metropolitan Life Global Funding I	1.950%	9/15/21	19,535	18,676
10	Metropolitan Life Global Funding I	3.000%	1/10/23	11,200	10,932
10	New York Life Global Funding	1.950%	2/11/20	17,975	17,682
10	New York Life Global Funding	1.950%	9/28/20	51,900	50,465

		20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
10	New York Life Global Funding	2.900%	1/17/24	9,918	9,555
10	Nuveen Finance LLC	2.950%	11/1/19	60,100	60,008
10	Pricoa Global Funding I	2.550%	11/24/20	6,830	6,710
10	Pricoa Global Funding I	2.200%	6/3/21	9,790	9,470
10	Pricoa Global Funding I	2.450%	9/21/22	17,390	16,603
10	Principal Life Global Funding II	2.204%	12/11/19	216,925	214,055
10	Principal Life Global Funding II	2.200%	4/8/20	28,665	28,194
	Prudential Financial Inc.	7.375%	6/15/19	10,442	10,831
	Prudential Financial Inc.	4.500%	11/15/20	1,423	1,462
	Prudential Financial Inc.	4.500%	11/16/21	10,789	11,145
4	Prudential Financial Inc.	5.375%	5/15/45	6,145	6,102
	Reinsurance Group of America Inc.	6.450%	11/15/19	21,183	22,003
	Reinsurance Group of America Inc.	3.950%	9/15/26	21,496	20,984
10	Reliance Standard Life Global Funding II	2.150%	10/15/18	27,320	27,290
10	Reliance Standard Life Global Funding II	2.500%	1/15/20	52,630	52,034
10	Reliance Standard Life Global Funding II	2.375%	5/4/20	18,020	17,682
10	Reliance Standard Life Global Funding II	3.050%	1/20/21	8,275	8,171
10	Securian Financial Group Inc.	4.800%	4/15/48	60,733	60,161
10	Swiss Re Treasury US Corp.	2.875%	12/6/22	9,070	8,741
	Torchmark Corp.	9.250%	6/15/19	7,053	7,412
	Travelers Cos. Inc.	5.900%	6/2/19	2,930	2,999
	Travelers Cos. Inc.	3.900%	11/1/20	4,300	4,358
	Real Estate Investment Trusts (1.1%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	29,896	29,629
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	45,115	43,144
	Brandywine Operating Partnership LP	4.100%	10/1/24	7,205	7,101
	Brixmor Operating Partnership LP	3.650%	6/15/24	23,350	22,454
	Brixmor Operating Partnership LP	3.850%	2/1/25	5,895	5,685
	Brixmor Operating Partnership LP	4.125%	6/15/26	32,938	31,871
	Brixmor Operating Partnership LP	3.900%	3/15/27	19,510	18,440
	Camden Property Trust	4.875%	6/15/23	2,400	2,518
	Camden Property Trust	4.250%	1/15/24	5,900	5,984
	Camden Property Trust	3.500%	9/15/24	1,785	1,741
	DDR Corp.	3.625%	2/1/25	2,951	2,797
	DDR Corp.	4.250%	2/1/26	13,025	12,723
	Digital Realty Trust LP	3.400%	10/1/20	22,047	22,017
	Digital Realty Trust LP	3.950%	7/1/22	34,798	35,051
	ERP Operating LP	2.375%	7/1/19	4,875	4,853
	ERP Operating LP	4.750%	7/15/20	2,349	2,407
	Federal Realty Investment Trust	2.550%	1/15/21	9,351	9,172
10	Goodman Australia Industrial Fund	3.400%	9/30/26	17,000	15,833
	HCP Inc.	2.625%	2/1/20	12,357	12,216
	HCP Inc.	4.250%	11/15/23	7,420	7,431
	HCP Inc.	4.200%	3/1/24	7,815	7,770
	HCP Inc.	3.400%	2/1/25	11,470	10,884
	HCP Inc.	4.000%	6/1/25	8,880	8,688
	Healthcare Trust of America Holdings LP	2.950%	7/1/22	14,635	14,120
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	13,139	12,873
	Healthcare Trust of America Holdings LP	3.500%	8/1/26	9,850	9,249
	Liberty Property LP	4.750%	10/1/20	10,940	11,198
	Liberty Property LP	3.750%	4/1/25	3,575	3,482
16	Prologis Euro Finance LLC	1.875%	1/5/29	11,140	12,999
	Realty Income Corp.	5.750%	1/15/21	3,905	4,094
	Realty Income Corp.	3.250%	10/15/22	63,430	62,283
	Realty Income Corp.	3.875%	4/15/25	19,295	19,009
	Realty Income Corp.	4.125%	10/15/26	19,045	18,907
10	Scentre Group Trust 1 / Scentre Group Trust 2	3.750%	3/23/27	28,575	27,289
	Senior Housing Properties Trust	3.250%	5/1/19	36,150	36,183
	Simon Property Group LP	4.375%	3/1/21	7,375	7,562
	Simon Property Group LP	2.350%	1/30/22	12,290	11,849
	Ventas Realty LP	3.500%	2/1/25	3,330	3,193
	VEREIT Operating Partnership LP	3.000%	2/6/19	22,495	22,499
	VEREIT Operating Partnership LP	4.875%	6/1/26	4,445	4,451

		21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	VEREIT Operating Partnership LP	3.950%	8/15/27	185	173
	Welltower Inc.	4.125%	4/1/19	46,860	47,100
					16,057,688
Industrial (22.4%)
	Basic Industry (0.7%)
10	Air Liquide Finance SA	1.375%	9/27/19	44,940	44,096
10	Air Liquide Finance SA	1.750%	9/27/21	110,530	105,540
10	Air Liquide Finance SA	2.250%	9/27/23	8,407	7,898
	Airgas Inc.	2.375%	2/15/20	14,825	14,655
10	Chevron Phillips Chemical Co. LLC / Chevron Phillips
	Chemical Co. LP	3.300%	5/1/23	56,095	55,249
	EI du Pont de Nemours & Co.	2.200%	5/1/20	106,169	104,583
14	Glencore Australia Holdings Pty Ltd.	4.500%	9/19/19	4,160	3,135
	Nutrien Ltd.	6.750%	1/15/19	31,740	32,254
	Nutrien Ltd.	6.500%	5/15/19	13,111	13,456
	WestRock MWV LLC	7.375%	9/1/19	23,265	24,216
	WestRock RKT Co.	4.450%	3/1/19	11,114	11,200
	WestRock RKT Co.	4.900%	3/1/22	2,745	2,855
	WestRock RKT Co.	4.000%	3/1/23	21,986	22,116
	Capital Goods (2.5%)
	Acuity Brands Lighting Inc.	6.000%	12/15/19	8,400	8,704
10	Berry Global Inc.	4.500%	2/15/26	7,875	7,334
	Caterpillar Financial Services Corp.	1.800%	11/13/18	25,314	25,269
	Caterpillar Financial Services Corp.	1.900%	3/22/19	11,936	11,873
	Caterpillar Financial Services Corp.	2.000%	11/29/19	39,145	38,668
	Caterpillar Financial Services Corp.	1.850%	9/4/20	9,755	9,498
	Caterpillar Financial Services Corp.	1.931%	10/1/21	70,845	67,913
	Caterpillar Financial Services Corp.	2.400%	6/6/22	7,020	6,774
	Caterpillar Financial Services Corp.	3.300%	6/9/24	21,550	21,247
	CNH Industrial Capital LLC	3.375%	7/15/19	16,065	16,105
	CNH Industrial Capital LLC	4.375%	11/6/20	63,398	64,111
	CNH Industrial Capital LLC	4.875%	4/1/21	3,830	3,911
	CNH Industrial Capital LLC	3.875%	10/15/21	8,470	8,428
	CNH Industrial Capital LLC	4.375%	4/5/22	23,205	23,350
	Embraer Netherlands Finance BV	5.050%	6/15/25	6,200	6,261
	Embraer Netherlands Finance BV	5.400%	2/1/27	2,365	2,440
	Embraer SA	5.150%	6/15/22	9,350	9,648
	General Electric Co.	6.000%	8/7/19	30,727	31,562
	General Electric Co.	5.500%	1/8/20	24,796	25,580
	General Electric Co.	2.200%	1/9/20	61,468	60,642
	General Electric Co.	5.550%	5/4/20	22,442	23,290
	General Electric Co.	4.625%	1/7/21	115,359	118,493
	General Electric Co.	5.300%	2/11/21	20,191	21,033
	General Electric Co.	4.650%	10/17/21	46,909	48,691
	General Electric Co.	2.700%	10/9/22	11,411	11,007
16	General Electric Co.	2.125%	5/17/37	44,225	48,129
	General Electric Co.	4.500%	3/11/44	13,280	13,003
4	General Electric Co.	5.000%	12/31/49	435,969	428,339
10	General Electric Co. / LJ VP Holdings LLC	3.800%	6/18/19	15,205	15,301
	Illinois Tool Works Inc.	3.375%	9/15/21	17,075	17,113
	John Deere Capital Corp.	2.300%	9/16/19	32,065	31,877
	John Deere Capital Corp.	1.250%	10/9/19	18,800	18,431
	John Deere Capital Corp.	1.950%	6/22/20	14,590	14,295
	John Deere Capital Corp.	2.375%	7/14/20	41,528	40,947
	John Deere Capital Corp.	2.450%	9/11/20	43,491	42,936
	Raytheon Co.	4.400%	2/15/20	2,070	2,116
19	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	6.875%	2/15/21	1,802	1,822
	Spirit AeroSystems Inc.	4.600%	6/15/28	101,920	103,183
	Textron Inc.	7.250%	10/1/19	12,114	12,639
	United Rentals North America Inc.	4.625%	7/15/23	40,455	40,556
	United Rentals North America Inc.	5.875%	9/15/26	3,400	3,464
	United Rentals North America Inc.	5.500%	5/15/27	9,830	9,744

		22

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United Rentals North America Inc.	4.875%	1/15/28	3,320	3,100
	Communication (2.1%)
10	Activision Blizzard Inc.	6.125%	9/15/23	22,008	22,723
	America Movil SAB de CV	5.000%	10/16/19	19,268	19,671
	America Movil SAB de CV	5.000%	3/30/20	52,683	54,045
	AT&T Inc.	5.800%	2/15/19	27,420	27,861
	AT&T Inc.	5.875%	10/1/19	62,076	64,104
	AT&T Inc.	5.200%	3/15/20	14,209	14,653
	CBS Corp.	2.300%	8/15/19	1,980	1,968
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	3.579%	7/23/20	81,995	82,065
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	4.908%	7/23/25	1,390	1,410
	Comcast Corp.	5.150%	3/1/20	13,900	14,337
	Comcast Corp.	1.625%	1/15/22	4,400	4,130
	Comcast Corp.	3.125%	7/15/22	32,935	32,437
	Comcast Corp.	3.375%	8/15/25	25,570	24,659
	Crown Castle International Corp.	3.400%	2/15/21	38,418	38,262
	Crown Castle International Corp.	2.250%	9/1/21	4,700	4,506
	Crown Castle International Corp.	4.875%	4/15/22	11,800	12,165
	Deutsche Telekom International Finance BV	6.750%	8/20/18	10,804	10,825
	Discovery Communications LLC	2.200%	9/20/19	24,315	24,056
10	Discovery Communications LLC	2.750%	11/15/19	16,550	16,445
	Electronic Arts Inc.	3.700%	3/1/21	11,730	11,837
10	NBCUniversal Enterprise Inc.	1.974%	4/15/19	86,650	86,218
	NBCUniversal Media LLC	5.150%	4/30/20	18,305	18,917
	NBCUniversal Media LLC	4.375%	4/1/21	34,190	35,084
	NBCUniversal Media LLC	2.875%	1/15/23	23,890	23,166
	Omnicom Group Inc.	6.250%	7/15/19	5,860	6,044
	Orange SA	2.750%	2/6/19	29,240	29,220
	Qwest Corp.	6.750%	12/1/21	21,579	22,893
10	SES Global Americas Holdings GP	2.500%	3/25/19	53,705	53,413
10	Sirius XM Radio Inc.	6.000%	7/15/24	18,825	19,507
10	Sky plc	2.625%	9/16/19	12,200	12,093
	T-Mobile USA Inc.	6.000%	3/1/23	25,187	25,943
	T-Mobile USA Inc.	6.500%	1/15/24	10,710	11,165
	T-Mobile USA Inc.	4.500%	2/1/26	8,080	7,595
14	Telstra Corp. Ltd.	7.750%	7/15/20	14,600	11,858
	Time Warner Cable LLC	8.750%	2/14/19	18,305	18,854
	Time Warner Cable LLC	8.250%	4/1/19	23,445	24,235
	Time Warner Inc.	4.875%	3/15/20	14,940	15,279
	Verizon Communications Inc.	3.450%	3/15/21	80,047	80,326
	Verizon Communications Inc.	3.000%	11/1/21	25,266	25,081
	Verizon Communications Inc.	3.500%	11/1/21	54,413	54,595
	Verizon Communications Inc.	3.125%	3/16/22	154,084	152,297
	Viacom Inc.	5.625%	9/15/19	3,195	3,267
	Viacom Inc.	4.500%	3/1/21	1,215	1,236
	Viacom Inc.	5.850%	9/1/43	21,065	21,848
	Vodafone Group plc	4.125%	5/30/25	43,695	43,732
	Consumer Cyclical (2.8%)
10	1011778 BC ULC / New Red Finance Inc.	4.625%	1/15/22	16,190	16,129
	Alibaba Group Holding Ltd.	2.500%	11/28/19	9,314	9,220
10	Alimentation Couche-Tard Inc.	2.700%	7/26/22	59,525	57,215
	American Axle & Manufacturing Inc.	7.750%	11/15/19	5,808	6,120
	American Honda Finance Corp.	2.250%	8/15/19	41,660	41,487
	American Honda Finance Corp.	2.000%	11/13/19	24,385	24,095
	American Honda Finance Corp.	3.000%	6/16/20	55,250	55,173
	American Honda Finance Corp.	1.950%	7/20/20	14,640	14,303
	American Honda Finance Corp.	2.450%	9/24/20	16,675	16,435
	American Honda Finance Corp.	3.450%	7/14/23	29,280	29,322
	AutoZone Inc.	2.875%	1/15/23	4,544	4,384
10	BMW US Capital LLC	3.450%	4/12/23	86,000	84,903
10	BMW US Capital LLC	3.750%	4/12/28	43,000	42,346

		23

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ford Motor Credit Co. LLC	2.597%	11/4/19	7,615	7,555
	Ford Motor Credit Co. LLC	2.459%	3/27/20	19,535	19,221
14	Ford Motor Credit Co. LLC	3.588%	6/2/20	17,762	13,325
	Ford Motor Credit Co. LLC	5.750%	2/1/21	11,559	12,097
	Ford Motor Credit Co. LLC	2.979%	8/3/22	8,780	8,421
	General Motors Co.	3.500%	10/2/18	36,615	36,677
	General Motors Co.	4.875%	10/2/23	19,804	20,281
	General Motors Financial Co. Inc.	3.100%	1/15/19	5,220	5,230
	General Motors Financial Co. Inc.	2.400%	5/9/19	38,333	38,272
	General Motors Financial Co. Inc.	3.500%	7/10/19	29,234	29,401
	General Motors Financial Co. Inc.	3.700%	11/24/20	29,280	29,412
	General Motors Financial Co. Inc.	4.200%	3/1/21	36,658	37,145
	General Motors Financial Co. Inc.	3.200%	7/6/21	38,623	38,082
	General Motors Financial Co. Inc.	4.375%	9/25/21	2,660	2,703
	General Motors Financial Co. Inc.	3.450%	1/14/22	42,190	41,545
	General Motors Financial Co. Inc.	3.250%	1/5/23	19,510	18,823
	General Motors Financial Co. Inc.	3.700%	5/9/23	10,461	10,264
	General Motors Financial Co. Inc.	4.250%	5/15/23	9,107	9,139
	General Motors Financial Co. Inc.	3.950%	4/13/24	14,750	14,398
	General Motors Financial Co. Inc.	3.500%	11/7/24	25,300	23,868
	General Motors Financial Co. Inc.	4.350%	4/9/25	18,900	18,602
10	Harley-Davidson Financial Services Inc.	2.250%	1/15/19	73,515	73,364
10	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	67,134	66,549
10	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	62,102	60,975
10	Harley-Davidson Financial Services Inc.	2.400%	6/15/20	69,387	67,994
10	Harley-Davidson Financial Services Inc.	2.850%	1/15/21	6,244	6,132
10	Harley-Davidson Financial Services Inc.	2.550%	6/9/22	41,944	39,997
10	Harley-Davidson Financial Services Inc.	3.350%	2/15/23	26,785	26,148
10	Hyundai Capital America	3.100%	4/5/22	5,150	4,992
17	Jaguar Land Rover Automotive plc	5.000%	2/15/22	11,441	15,243
	Lowe's Companies, Inc.	1.150%	4/15/19	12,150	12,028
	Lowe's Companies, Inc.	4.625%	4/15/20	19,120	19,518
	Macy's Retail Holdings Inc.	3.450%	1/15/21	14,640	14,509
	Mastercard Inc.	2.000%	4/1/19	9,620	9,566
	McDonald's Corp.	2.100%	12/7/18	11,710	11,694
10	Nissan Motor Acceptance Corp.	2.000%	3/8/19	32,910	32,735
10	Nissan Motor Acceptance Corp.	1.550%	9/13/19	2,365	2,323
10	Nissan Motor Acceptance Corp.	2.550%	3/8/21	6,380	6,214
10	Nissan Motor Acceptance Corp.	1.900%	9/14/21	11,962	11,327
	PACCAR Financial Corp.	2.500%	8/14/20	2,930	2,897
	Smithsonian Institute Washington DC GO	3.434%	9/1/23	5,250	5,124
	TJX Cos. Inc.	2.750%	6/15/21	41,445	41,072
	TJX Cos. Inc.	2.500%	5/15/23	6,245	5,986
	Toyota Motor Corp.	3.183%	7/20/21	52,000	52,123
	Toyota Motor Credit Corp.	2.100%	1/17/19	19,530	19,502
	Toyota Motor Credit Corp.	2.125%	7/18/19	104,075	103,600
	Toyota Motor Credit Corp.	2.200%	1/10/20	58,555	57,844
	Toyota Motor Credit Corp.	1.900%	4/8/21	3,610	3,495
	Toyota Motor Credit Corp.	2.750%	5/17/21	11,710	11,580
	Toyota Motor Credit Corp.	3.400%	9/15/21	9,683	9,737
	Visa Inc.	2.800%	12/14/22	21,570	21,136
	Walmart Inc.	2.350%	12/15/22	30,910	29,836
	Walmart Inc.	3.400%	6/26/23	19,800	19,899
	Consumer Noncyclical (4.6%)
	Altria Group Inc.	9.250%	8/6/19	69,792	74,210
	Altria Group Inc.	4.750%	5/5/21	40,225	41,761
	AmerisourceBergen Corp.	3.500%	11/15/21	7,200	7,189
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	347,656	342,945
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	11,750	11,325
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	72,170	71,699
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	21,145	22,153
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	25,250	24,409
	Anheuser-Busch InBev Worldwide Inc.	3.500%	1/12/24	63,432	63,344

		24

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
10	Aramark Services Inc.	5.000%	2/1/28	4,045	3,893
10	BAT Capital Corp.	3.222%	8/15/24	68,335	65,173
	Becton Dickinson & Co.	2.675%	12/15/19	49,652	49,309
	Becton Dickinson & Co.	3.125%	11/8/21	34,675	34,214
	Becton Dickinson & Co.	2.894%	6/6/22	34,200	33,258
	Campbell Soup Co.	3.650%	3/15/23	156,650	153,332
	Campbell Soup Co.	3.950%	3/15/25	10,230	9,945
	Campbell Soup Co.	4.150%	3/15/28	23,250	22,251
10	Cargill Inc.	3.050%	4/19/21	71,700	71,164
10	Cargill Inc.	3.250%	11/15/21	9,750	9,696
10	Cargill Inc.	3.250%	3/1/23	24,500	24,255
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	2,900	2,900
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	9,800	9,776
	Conagra Brands Inc.	4.950%	8/15/20	2,679	2,722
	CVS Health Corp.	2.250%	12/5/18	19,520	19,493
	CVS Health Corp.	3.350%	3/9/21	161,200	160,961
	CVS Health Corp.	3.700%	3/9/23	272,905	270,643
	Dignity Health California GO	2.637%	11/1/19	2,000	1,982
	Edwards Lifesciences Corp.	2.875%	10/15/18	24,400	24,401
	Express Scripts Holding Co.	2.600%	11/30/20	40,693	39,859
	Express Scripts Holding Co.	4.750%	11/15/21	32,200	33,156
	Express Scripts Holding Co.	3.900%	2/15/22	12,600	12,621
	Express Scripts Holding Co.	3.000%	7/15/23	34,100	32,540
	Express Scripts Holding Co.	3.500%	6/15/24	33,000	31,745
14	FBG Finance Pty Ltd.	3.750%	8/7/20	18,740	14,206
	Gilead Sciences Inc.	1.850%	9/20/19	28,785	28,458
	Gilead Sciences Inc.	4.400%	12/1/21	26,350	27,165
	Gilead Sciences Inc.	3.700%	4/1/24	32,980	33,032
10	Grupo Bimbo SAB de CV	4.500%	1/25/22	11,180	11,437
	HCA Inc.	3.750%	3/15/19	19,233	19,281
	HCA Inc.	4.250%	10/15/19	23,157	23,331
	HCA Inc.	6.500%	2/15/20	21,455	22,340
	HCA Inc.	5.875%	3/15/22	4,880	5,124
	Hershey Co.	1.600%	8/21/18	3,060	3,058
10	Hologic Inc.	4.375%	10/15/25	14,000	13,510
10	Keurig Dr Pepper Inc.	3.551%	5/25/21	97,445	97,447
	Kraft Foods Group Inc.	6.125%	8/23/18	14,240	14,270
	Kroger Co.	6.800%	12/15/18	5,950	6,042
	Kroger Co.	2.000%	1/15/19	14,700	14,650
	Kroger Co.	2.300%	1/15/19	31,250	31,186
	Kroger Co.	6.150%	1/15/20	17,950	18,697
	Kroger Co.	2.600%	2/1/21	39,050	38,263
	Kroger Co.	2.950%	11/1/21	30,288	29,744
	Kroger Co.	2.800%	8/1/22	13,900	13,445
	McKesson Corp.	2.284%	3/15/19	34,250	34,110
	Medtronic Inc.	2.500%	3/15/20	31,135	30,860
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	7,320	7,466
	Newell Brands Inc.	2.600%	3/29/19	3,286	3,274
	Newell Brands Inc.	2.875%	12/1/19	36,585	36,339
10	Pernod Ricard SA	5.750%	4/7/21	4,850	5,117
	Perrigo Finance Unlimited Co.	3.500%	12/15/21	338	333
	Pharmacia LLC	6.500%	12/1/18	8,300	8,403
10	Reckitt Benckiser Treasury Services plc	2.375%	6/24/22	79,300	75,820
10	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	13,549	12,822
	Reynolds American Inc.	8.125%	6/23/19	53,388	55,802
10	Roche Holdings Inc.	2.250%	9/30/19	23,490	23,332
	Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	79,748	78,626
	Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	24,610	23,638
	Stryker Corp.	2.000%	3/8/19	9,850	9,801
	Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	40,435	37,696
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	59,883	59,272
	Energy (4.7%)
	Andeavor	4.750%	12/15/23	18,500	19,217

		25

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.500%	10/15/19	33,520	34,232
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	3.500%	12/1/22	31,634	31,080
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor
	Inc.	2.773%	12/15/22	158,124	153,352
	BP Capital Markets plc	2.241%	9/26/18	24,638	24,626
	BP Capital Markets plc	4.750%	3/10/19	50,286	50,871
	BP Capital Markets plc	1.676%	5/3/19	10,250	10,161
	BP Capital Markets plc	2.237%	5/10/19	42,131	41,933
	BP Capital Markets plc	2.521%	1/15/20	42,059	41,739
	BP Capital Markets plc	2.315%	2/13/20	129,675	128,224
	BP Capital Markets plc	4.500%	10/1/20	147,790	151,837
	BP Capital Markets plc	4.742%	3/11/21	69,755	72,499
	BP Capital Markets plc	2.112%	9/16/21	7,700	7,440
	BP Capital Markets plc	3.062%	3/17/22	29,265	28,971
	BP Capital Markets plc	3.245%	5/6/22	32,095	31,933
	BP Capital Markets plc	2.500%	11/6/22	13,704	13,188
	BP Capital Markets plc	2.750%	5/10/23	8,508	8,230
	BP Capital Markets plc	3.216%	11/28/23	21,055	20,658
	Cenovus Energy Inc.	5.700%	10/15/19	94,961	97,216
	Cenovus Energy Inc.	3.000%	8/15/22	14,725	14,081
	Continental Resources Inc.	5.000%	9/15/22	57,368	58,300
	Continental Resources Inc.	4.500%	4/15/23	8,079	8,220
	Continental Resources Inc.	3.800%	6/1/24	31,880	31,242
	Dominion Energy Gas Holdings LLC	2.500%	12/15/19	21,500	21,327
	Dominion Energy Gas Holdings LLC	2.800%	11/15/20	11,700	11,553
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	12,700	12,539
	Enbridge Energy Partners LP	4.375%	10/15/20	975	991
4,12	Enbridge Energy Partners LP	6.135%	10/1/77	1,860	1,858
	Energy Transfer LP	4.150%	10/1/20	39,715	40,203
	Energy Transfer LP	4.650%	6/1/21	13,760	14,101
	Energy Transfer LP	5.200%	2/1/22	32,447	33,740
	Energy Transfer Partners LP	4.200%	9/15/23	29,220	29,330
	Enterprise Products Operating LLC	5.200%	9/1/20	29,415	30,581
	EQT Corp.	2.500%	10/1/20	29,300	28,680
	EQT Corp.	4.875%	11/15/21	1,995	2,050
	EQT Corp.	3.000%	10/1/22	72,296	69,605
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	2,050	2,048
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,285	5,443
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	39,327	41,338
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	32,665	34,254
	Kinder Morgan Energy Partners LP	5.300%	9/15/20	4,875	5,051
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,640	2,554
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	6,935	6,715
	Kinder Morgan Inc.	3.050%	12/1/19	1,760	1,758
	Kinder Morgan Inc.	3.150%	1/15/23	12,050	11,690
	Kinder Morgan Inc.	7.750%	1/15/32	16,320	20,203
	Nabors Industries Inc.	5.000%	9/15/20	9,800	9,849
	ONEOK Partners LP	3.200%	9/15/18	11,720	11,720
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.750%	9/1/20	8,167	8,473
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.875%	3/1/22	26,307	27,787
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.000%	10/1/22	8,500	8,774
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	4.500%	11/1/23	12,535	12,707
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	68,901	72,002
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	2,318	2,501
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	58,670	62,572
10	Schlumberger Holdings Corp.	2.350%	12/21/18	2,150	2,148
	Shell International Finance BV	2.000%	11/15/18	15,675	15,650
	Shell International Finance BV	1.375%	5/10/19	55,960	55,399
	Shell International Finance BV	1.375%	9/12/19	70,500	69,390
	Shell International Finance BV	4.300%	9/22/19	10,797	10,973

		26

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Shell International Finance BV	2.125%	5/11/20	53,700	53,008
	Shell International Finance BV	2.250%	11/10/20	19,510	19,193
	Shell International Finance BV	1.875%	5/10/21	73,830	71,503
	Shell International Finance BV	1.750%	9/12/21	23,600	22,649
	Shell International Finance BV	2.250%	1/6/23	47,415	45,345
	Shell International Finance BV	3.250%	5/11/25	14,000	13,740
	Southern Natural Gas Co. LLC / Southern Natural
	Issuing Corp.	4.400%	6/15/21	6,395	6,506
	Spectra Energy Partners LP	2.950%	9/25/18	9,770	9,771
12	Spectra Energy Partners LP	3.018%	6/5/20	97,570	98,056
	Sunoco Logistics Partners Operations LP	4.950%	1/15/43	4,032	3,606
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	8,289	10,194
	Total Capital International SA	2.125%	1/10/19	47,850	47,731
	Total Capital International SA	2.100%	6/19/19	14,600	14,516
	Total Capital International SA	2.875%	2/17/22	30,553	30,178
	Total Capital SA	4.450%	6/24/20	54,215	55,582
	Total Capital SA	4.250%	12/15/21	19,525	20,138
	TransCanada PipeLines Ltd.	3.125%	1/15/19	24,385	24,428
	TransCanada PipeLines Ltd.	2.125%	11/15/19	133,475	131,987
12	TransCanada PipeLines Ltd.	2.617%	11/15/19	130,065	130,222
	TransCanada PipeLines Ltd.	2.500%	8/1/22	14,125	13,558
	Williams Partners LP	5.250%	3/15/20	68,835	70,895
	Williams Partners LP	4.125%	11/15/20	2,000	2,025
	Williams Partners LP	4.000%	11/15/21	16,585	16,748
	Williams Partners LP	3.600%	3/15/22	17,204	17,147
	Williams Partners LP	3.350%	8/15/22	4,875	4,783
	Other Industrial (0.6%)
16	Aroundtown SA	1.875%	1/19/26	36,700	42,298
17	Aroundtown SA	3.000%	10/16/29	23,706	29,490
10	CK Hutchison International 17 Ltd.	2.250%	9/29/20	95,155	93,354
16	CPI Property Group SA	2.125%	10/4/24	50,116	57,675
10	Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	118,427	122,125
	Technology (3.2%)
	Apple Inc.	2.100%	5/6/19	48,285	48,167
	Apple Inc.	1.550%	2/7/20	19,535	19,192
	Apple Inc.	1.550%	8/4/21	9,000	8,623
	Apple Inc.	2.150%	2/9/22	19,500	18,882
	Apple Inc.	2.500%	2/9/22	106,447	104,270
	Apple Inc.	2.400%	1/13/23	56,570	54,598
	Apple Inc.	2.400%	5/3/23	15,145	14,616
	Apple Inc.	3.000%	2/9/24	8,405	8,250
	Apple Inc.	3.450%	5/6/24	6,830	6,848
	Apple Inc.	2.850%	5/11/24	65,670	63,829
	Apple Inc.	2.750%	1/13/25	40,910	39,244
	Applied Materials Inc.	2.625%	10/1/20	23,420	23,177
	Baidu Inc.	3.250%	8/6/18	31,200	31,200
	Baidu Inc.	2.750%	6/9/19	17,575	17,508
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	72,270	71,305
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.200%	1/15/21	11,720	11,306
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	67,989	66,034
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	34,150	32,076
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	20,701	20,030
	CA Inc.	2.875%	8/15/18	2,195	2,195
10	Dell International LLC / EMC Corp.	5.450%	6/15/23	122,276	128,222
10	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	3.480%	6/1/19	80,605	80,770
10	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	121,987	123,791
	DXC Technology Co.	2.875%	3/27/20	26,340	26,105
	DXC Technology Co.	4.250%	4/15/24	29,295	29,179
10	First Data Corp.	7.000%	12/1/23	41,273	43,182
	Hewlett Packard Enterprise Co.	2.850%	10/5/18	17,872	17,879
10	Hewlett Packard Enterprise Co.	2.100%	10/4/19	95,065	93,984
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	40,957	41,194
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	24,250	24,821

		27

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	International Business Machines Corp.	2.500%	1/27/22	4,900	4,783
	Marvell Technology Group Ltd.	4.200%	6/22/23	29,250	29,214
	Microsoft Corp.	2.400%	2/6/22	62,415	60,996
	Microsoft Corp.	2.875%	2/6/24	76,255	74,717
	Microsoft Corp.	2.400%	8/8/26	4,900	4,529
10	MSCI Inc.	5.250%	11/15/24	50,095	51,097
	Oracle Corp.	2.800%	7/8/21	24,400	24,292
	Oracle Corp.	2.625%	2/15/23	55,752	54,228
	Oracle Corp.	3.625%	7/15/23	8,000	8,086
	Oracle Corp.	2.400%	9/15/23	27,063	25,828
	Oracle Corp.	2.950%	11/15/24	43,755	42,315
	QUALCOMM Inc.	2.600%	1/30/23	81,650	78,133
	QUALCOMM Inc.	2.900%	5/20/24	9,750	9,259
	Tyco Electronics Group SA	2.375%	12/17/18	14,650	14,629
	Tyco Electronics Group SA	2.350%	8/1/19	18,380	18,265
	Tyco Electronics Group SA	4.875%	1/15/21	2,020	2,090
	Tyco Electronics Group SA	3.500%	2/3/22	15,220	15,256
	Tyco Electronics Group SA	3.450%	8/1/24	9,347	9,110
	Verisk Analytics Inc.	5.800%	5/1/21	12,428	13,123
	Verisk Analytics Inc.	4.125%	9/12/22	18,719	18,921
	VMware Inc.	2.300%	8/21/20	29,350	28,718
	VMware Inc.	2.950%	8/21/22	39,030	37,726
	Xilinx Inc.	2.125%	3/15/19	19,555	19,487
	Transportation (1.2%)
10	Air Canada	7.750%	4/15/21	48,164	51,535
4,10	Air Canada 2013-1 Class B Pass Through Trust	5.375%	5/15/21	6,375	6,509
4,10	Air Canada 2017-1 Class A Pass Through Trust	3.550%	1/15/30	23,015	21,626
4,10	Air Canada 2017-1 Class AA Pass Through Trust	3.300%	1/15/30	40,285	38,178
4,10	Air Canada 2017-1 Class B Pass Through Trust	3.700%	1/15/26	33,765	32,070
4	American Airlines 2016-3 Class B Pass Through Trust	3.750%	10/15/25	48,655	46,888
4	American Airlines 2017-2B Class B Pass Through Trust	3.700%	10/15/25	54,255	52,030
14	Asciano Finance Ltd.	5.400%	5/12/27	14,270	10,978
14	Aurizon Network Pty Ltd.	5.750%	10/28/20	19,570	15,378
14	Aurizon Network Pty Ltd.	4.000%	6/21/24	9,320	6,888
4	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	2/2/20	155	155
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	2,126	2,224
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	21,826	22,917
4	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	1,992	2,032
4,20	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	20,333	21,551
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	37,871	41,135
4	Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	8/10/22	7,474	8,155
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	14,606	15,243
4	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	2,585	2,605
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,484	1,498
	Delta Air Lines Inc.	3.400%	4/19/21	75,055	74,650
	Delta Air Lines Inc.	3.800%	4/19/23	97,465	96,268
10	ERAC USA Finance LLC	2.800%	11/1/18	16,645	16,649
4,10	Heathrow Funding Ltd.	4.875%	7/15/23	29,550	30,766
	Norfolk Southern Corp.	5.100%	8/1/18	7,160	7,140
14	Qantas Airways Ltd.	7.500%	6/11/21	15,560	12,861
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.650%	8/1/22	11,201	11,786
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	3,927	4,133
4	Spirit Airlines 2015-1 Pass Through Trust B	4.450%	10/1/25	11,094	10,938
4	Spirit Airlines Pass Through Trust 2017-1B	3.800%	2/15/26	48,790	46,726
4	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	16,148	16,891
4	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	6,355	6,735
					13,498,233
Utilities (4.1%)
	Electric (3.8%)
	Alabama Power Co.	3.375%	10/1/20	21,260	21,313
	American Electric Power Co. Inc.	2.150%	11/13/20	42,780	41,648
	Arizona Public Service Co.	8.750%	3/1/19	29,145	30,137

		28

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Baltimore Gas & Electric Co.	3.500%	11/15/21	9,535	9,567
	Baltimore Gas & Electric Co.	2.800%	8/15/22	3,555	3,466
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	39,110	39,071
	Berkshire Hathaway Energy Co.	2.375%	1/15/21	26,020	25,506
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	50,295	48,859
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	24,240	24,473
	CMS Energy Corp.	6.250%	2/1/20	9,141	9,507
	Commonwealth Edison Co.	2.150%	1/15/19	6,840	6,826
	Commonwealth Edison Co.	4.000%	8/1/20	27,778	28,203
	Connecticut Light & Power Co.	5.500%	2/1/19	11,695	11,847
	Constellation Energy Group Inc.	5.150%	12/1/20	16,530	17,025
	Dominion Energy Inc.	1.875%	1/15/19	33,170	33,038
	Dominion Energy Inc.	5.200%	8/15/19	4,175	4,267
10,12	Dominion Energy Inc.	2.700%	12/1/20	195,160	195,016
	Duke Energy Ohio Inc.	5.450%	4/1/19	5,930	6,031
	Duke Energy Progress LLC	5.300%	1/15/19	2,980	3,016
	Edison International	2.400%	9/15/22	5,375	5,105
10	EDP Finance BV	4.125%	1/15/20	47,918	48,291
10	EDP Finance BV	5.250%	1/14/21	59,720	61,573
10	EDP Finance BV	3.625%	7/15/24	23,905	23,065
	Emera US Finance LP	2.150%	6/15/19	19,105	18,932
	Emera US Finance LP	2.700%	6/15/21	39,324	38,191
10	Enel Finance International NV	2.875%	5/25/22	132,720	128,039
	Exelon Corp.	2.850%	6/15/20	29,290	29,030
	Exelon Corp.	2.450%	4/15/21	8,638	8,399
	Exelon Corp.	3.497%	6/1/22	7,263	7,185
	Exelon Generation Co. LLC	2.950%	1/15/20	57,215	56,642
	FirstEnergy Corp.	2.850%	7/15/22	77,498	74,769
	FirstEnergy Corp.	4.250%	3/15/23	27,693	28,136
10	FirstEnergy Transmission LLC	4.350%	1/15/25	21,743	22,197
12	Florida Power & Light Co.	2.643%	11/6/20	162,660	162,696
	Fortis Inc.	2.100%	10/4/21	22,465	21,418
	Georgia Power Co.	2.000%	9/8/20	50,060	48,865
	Georgia Power Co.	2.400%	4/1/21	50,514	49,175
	ITC Holdings Corp.	2.700%	11/15/22	29,250	28,113
10	Kallpa Generacion SA	4.125%	8/16/27	8,100	7,652
	LG&E & KU Energy LLC	3.750%	11/15/20	13,482	13,566
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	2,011	2,049
	National Rural Utilities Cooperative Finance Corp.	1.500%	11/1/19	3,900	3,835
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	27,320	26,916
	Nevada Power Co.	6.500%	8/1/18	9,683	9,682
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	8,010	8,034
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	11,014	12,460
	Pacific Gas & Electric Co.	3.500%	10/1/20	121,069	120,731
	Pacific Gas & Electric Co.	4.250%	5/15/21	16,350	16,469
	Pacific Gas & Electric Co.	3.250%	9/15/21	58,129	56,497
	Pacific Gas & Electric Co.	6.050%	3/1/34	33,800	37,058
	PacifiCorp	5.500%	1/15/19	4,630	4,690
	Pinnacle West Capital Corp.	2.250%	11/30/20	60,500	58,976
	PPL Capital Funding Inc.	4.200%	6/15/22	2,050	2,083
	PPL Capital Funding Inc.	3.500%	12/1/22	9,215	9,153
	Puget Energy Inc.	6.500%	12/15/20	15,190	16,176
	Puget Energy Inc.	6.000%	9/1/21	4,135	4,398
	Puget Energy Inc.	5.625%	7/15/22	28,065	29,716
	South Carolina Electric & Gas Co.	5.250%	11/1/18	4,500	4,523
	South Carolina Electric & Gas Co.	6.500%	11/1/18	69,981	70,576
	Southern California Edison Co.	2.900%	3/1/21	43,695	43,203
	Southern Co.	1.850%	7/1/19	72,290	71,710
	Southern Co.	2.150%	9/1/19	14,449	14,319
	Southern Co.	2.750%	6/15/20	48,140	47,651
	Southern Co.	2.350%	7/1/21	76,255	74,156
	Southern Power Co.	1.950%	12/15/19	32,735	32,211
	Southwestern Electric Power Co.	6.450%	1/15/19	48,811	49,591
14,15	Victoria Power Networks Finance Pty Ltd.	2.303%	1/17/22	7,300	5,288

		29

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Western Massachusetts Electric Co.	3.500%	9/15/21	6,985	7,001
	Natural Gas (0.3%)
10	Engie SA	2.875%	10/10/22	7,269	7,077
12	Sempra Energy	2.589%	7/15/19	82,915	82,913
	Sempra Energy	2.400%	2/1/20	58,530	57,663
	Sempra Energy	2.400%	3/15/20	10,265	10,114
	Sempra Energy	2.850%	11/15/20	9,770	9,639
	Sempra Energy	2.900%	2/1/23	16,585	16,055
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	6,570	6,182
	Other Utility (0.0%)
17	Anglian Water Services Financing plc	2.625%	6/15/27	10,305	12,860
14	DBNGP Finance Co. Pty Ltd.	6.000%	10/11/19	6,190	4,688
14	Energy Partnership Gas Pty Ltd.	4.250%	6/15/20	3,270	2,463

					2,488,661

Total Corporate Bonds (Cost $32,591,114)					32,044,582

Sovereign Bonds (8.9%)
10	Abu Dhabi National Energy Co. PJSC	4.875%	4/23/30	14,350	14,613
	AK Transneft OJSC Via TransCapitalInvest Ltd.	8.700%	8/7/18	5,479	5,479
	Arab Republic of Egypt	6.125%	1/31/22	4,985	5,052
16	Arab Republic of Egypt	4.750%	4/16/26	6,000	6,860
16	Argentine Republic	3.875%	1/15/22	14,400	16,162
	Argentine Republic	5.625%	1/26/22	58,925	56,126
16	Argentine Republic	3.375%	1/15/23	16,309	17,386
	Argentine Republic	7.500%	4/22/26	4,950	4,715
	Argentine Republic	6.875%	1/26/27	7,068	6,450
4	Argentine Republic	2.500%	12/31/38	2,300	1,383
	Argentine Republic	6.875%	1/11/48	397	314
10	Avi Funding Co. Ltd.	2.850%	9/16/20	11,075	10,880
	Avi Funding Co. Ltd.	2.850%	9/16/20	8,875	8,706
10	Banco de Costa Rica	5.250%	8/12/18	4,800	4,790
10	Banco do Brasil SA	4.625%	1/15/25	8,000	7,582
	Banco Nacional de Desenvolvimento Economico e
	Social	6.500%	6/10/19	48,800	50,069
10	Bank Nederlandse Gemeenten NV	2.125%	12/14/20	50,737	49,725
10	Banque Ouest Africaine de Developpement	5.500%	5/6/21	6,500	6,670
10	Banque Ouest Africaine de Developpement	5.000%	7/27/27	17,455	16,891
10	Bermuda	5.603%	7/20/20	19,045	19,784
10	Bermuda	4.138%	1/3/23	6,000	6,082
10	Bermuda	4.854%	2/6/24	5,800	5,997
10	BOC Aviation Ltd.	2.375%	9/15/21	14,650	13,987
	Caixa Economica Federal	4.500%	10/3/18	21,303	21,330
	CCBL Cayman Corp. Ltd.	3.250%	7/28/20	19,500	19,211
10	CDP Financial Inc.	4.400%	11/25/19	51,960	52,980
10	CDP Financial Inc.	3.150%	7/24/24	24,580	24,181
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	7,000	7,071
4	City of Buenos Aires	8.950%	2/19/21	7,410	7,570
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	6,100	6,008
10	CNPC General Capital Ltd.	2.750%	5/14/19	9,765	9,716
	CNPC General Capital Ltd.	2.700%	11/25/19	8,000	7,924
	Corp. Andina de Fomento	2.200%	7/18/20	65,526	64,127
	Corp. Andina de Fomento	2.125%	9/27/21	31,495	30,237
	Corp. Andina de Fomento	4.375%	6/15/22	30,472	31,341
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	2,000	2,000
10	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,825	4,940
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	9,500	9,724
10	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	9,896	9,967
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	18,415	18,528
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	9,269	8,993
	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	8,800	8,980
10	CPPIB Capital Inc.	1.250%	9/20/19	78,037	76,727
	Development Bank of Kazakhstan JSC	4.125%	12/10/22	2,705	2,664

		30

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
10,21	Dexia Credit Local SA	2.250%	1/30/19	48,775	48,653
10	Dexia Credit Local SA	2.500%	1/25/21	97,550	96,188
10,21	Dexia Credit Local SA	1.875%	9/15/21	9,765	9,384
10	Dexia Credit Local SA	2.375%	9/20/22	5,800	5,603
	Dominican Republic	6.600%	1/28/24	4,125	4,355
	Ecopetrol SA	7.625%	7/23/19	39,000	40,560
10	Electricite de France SA	2.150%	1/22/19	34,190	34,103
	Emirate of Abu Dhabi	3.125%	10/11/27	41,730	39,294
4,10	ENA Norte Trust	4.950%	4/25/28	1,356	1,368
	Equinor ASA	2.250%	11/8/19	19,500	19,304
	Equinor ASA	2.900%	11/8/20	10,000	9,962
	Equinor ASA	3.150%	1/23/22	2,000	1,995
	Export-Import Bank of China	2.500%	7/31/19	6,395	6,350
	Export-Import Bank of India	2.750%	4/1/20	3,870	3,795
	Export-Import Bank of India	2.750%	8/12/20	5,317	5,190
	Export-Import Bank of Korea	2.875%	9/17/18	14,540	14,536
12	Export-Import Bank of Korea	3.019%	5/26/19	11,506	11,521
	Export-Import Bank of Korea	2.375%	8/12/19	14,980	14,860
	Export-Import Bank of Korea	1.500%	10/21/19	56,405	55,185
12	Export-Import Bank of Korea	2.807%	10/21/19	4,510	4,505
	Export-Import Bank of Korea	5.125%	6/29/20	20,000	20,608
	Export-Import Bank of Korea	4.000%	1/29/21	2,000	2,022
	Export-Import Bank of Korea	4.375%	9/15/21	5,460	5,568
	Export-Import Bank of Korea	2.750%	1/25/22	2,500	2,425
	Export-Import Bank of Korea	3.000%	11/1/22	16,878	16,367
12	Export-Import Bank of Korea	3.288%	11/1/22	6,950	7,002
	Federative Republic of Brazil	5.000%	1/27/45	6,715	5,716
	First Abu Dhabi Bank PJSC	3.000%	8/13/19	19,500	19,480
	Fondo MIVIVIENDA SA	3.375%	4/2/19	4,850	4,842
10	Fondo MIVIVIENDA SA	3.375%	4/2/19	19,500	19,502
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	7,405	7,693
	ICBCIL Finance Co. Ltd.	2.600%	11/13/18	4,800	4,789
12	ICBCIL Finance Co. Ltd.	4.025%	11/13/18	5,276	5,291
10	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	7,900	7,821
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	5,400	5,343
	ICBCIL Finance Co. Ltd.	3.000%	4/5/20	22,740	22,405
	Industrial & Commercial Bank of China Ltd.	1.875%	5/23/19	4,800	4,740
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	22,300	22,207
12	Industrial & Commercial Bank of China Ltd.	3.113%	11/8/20	20,000	20,000
	Industrial & Commercial Bank of China Ltd.	2.905%	11/13/20	7,050	6,919
22	Japan Bank for International Cooperation	2.125%	7/21/20	38,055	37,384
12,22	Japan Bank for International Cooperation	2.737%	7/21/20	5,856	5,878
22	Japan Finance Organization for Municipalities	4.000%	1/13/21	9,750	9,918
10	KazMunayGas National Co. JSC	3.875%	4/19/22	11,120	11,037
10	KazMunayGas National Co. JSC	6.375%	10/24/48	2,800	2,940
	Kingdom of Saudi Arabia	2.375%	10/26/21	59,110	56,844
10	Kingdom of Saudi Arabia	2.375%	10/26/21	1,615	1,552
	Kingdom of Saudi Arabia	5.000%	4/17/49	1,100	1,084
10,16	Kingdom of Spain	1.400%	4/30/28	16,698	19,673
10,16	Kingdom of Spain	2.700%	10/31/48	143,043	174,755
12	Korea Development Bank	2.686%	7/3/19	37,070	37,069
	Korea Development Bank	1.375%	9/12/19	19,715	19,318
	Korea Development Bank	2.500%	3/11/20	4,550	4,483
	Korea Development Bank	4.625%	11/16/21	2,795	2,879
	Korea National Oil Corp.	2.750%	1/23/19	14,650	14,631
10	Korea Southern Power Co. Ltd.	3.000%	1/29/21	19,505	19,211
10	Korea Western Power Co. Ltd.	2.875%	10/10/18	7,800	7,792
	KSA Sukuk Ltd.	2.894%	4/20/22	79,355	77,102
	National Savings Bank	8.875%	9/18/18	15,360	15,426
10	Nederlandse Waterschapsbank NV	1.250%	9/9/19	19,725	19,392
	NongHyup Bank	2.625%	11/1/18	4,300	4,294
	North American Development Bank	2.300%	10/10/18	3,675	3,673
	North American Development Bank	2.400%	10/26/22	2,700	2,599
	NTPC Ltd.	4.250%	2/26/26	5,300	5,153

		31

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
10	OCP SA	5.625%	4/25/24	7,800	8,161
10	Ontario Teachers' Cadillac Fairview Properties Trust	3.125%	3/20/22	54,524	53,561
10	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	6,000	5,890
	Ooredoo International Finance Ltd.	7.875%	6/10/19	18,391	19,160
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	49,560	49,524
10	Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	4,800	4,806
	Petrobras Global Finance BV	6.125%	1/17/22	31,019	32,105
10	Petrobras Global Finance BV	5.299%	1/27/25	31,291	29,961
	Petrobras Global Finance BV	7.375%	1/17/27	12,760	13,254
	Petroleos Mexicanos	8.000%	5/3/19	198,437	204,872
	Petroleos Mexicanos	6.000%	3/5/20	1,933	2,000
	Petroleos Mexicanos	5.500%	1/21/21	186,634	191,791
	Petroleos Mexicanos	6.875%	8/4/26	37,757	39,907
	Petroleos Mexicanos	6.500%	3/13/27	20,800	21,113
	Petronas Capital Ltd.	5.250%	8/12/19	10,580	10,795
	Petronas Global Sukuk Ltd.	2.707%	3/18/20	2,050	2,024
10,16	Portugal Obrigacoes do Tesouro OT	2.125%	10/17/28	59,400	71,888
	Province of Alberta	1.900%	12/6/19	24,370	24,011
	Province of Alberta	1.750%	8/26/20	1,300	1,266
10	Province of Alberta	1.750%	8/26/20	149,451	145,694
	Province of Nova Scotia	8.250%	7/30/22	12,785	14,980
	Province of Ontario	1.625%	1/18/19	71,920	71,592
	Province of Ontario	2.000%	1/30/19	15,393	15,345
	Province of Ontario	1.250%	6/17/19	24,405	24,063
	Province of Ontario	4.400%	4/14/20	25,595	26,234
	Province of Ontario	1.875%	5/21/20	9,770	9,586
13	Province of Quebec	2.460%	9/21/20	17,600	17,644
	Province of Quebec	2.750%	8/25/21	16,785	16,615
4	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	8,368	8,549
4,10	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	2,651	2,707
	Republic of Angola	9.375%	5/8/48	3,445	3,652
	Republic of Colombia	7.375%	3/18/19	244,945	251,899
	Republic of Colombia	4.375%	7/12/21	58,400	59,889
	Republic of Colombia	10.375%	1/28/33	2,581	4,071
	Republic of Croatia	6.750%	11/5/19	118,569	123,550
	Republic of Guatemala	5.750%	6/6/22	3,873	4,053
	Republic of Hungary	4.000%	3/25/19	9,800	9,873
	Republic of Hungary	6.250%	1/29/20	114,828	120,131
	Republic of Hungary	6.375%	3/29/21	27,433	29,422
	Republic of Hungary	5.750%	11/22/23	11,505	12,526
	Republic of Indonesia	11.625%	3/4/19	9,595	10,084
	Republic of Indonesia	4.875%	5/5/21	28,504	29,427
10	Republic of Indonesia	3.700%	1/8/22	10,072	10,059
	Republic of Indonesia	3.750%	4/25/22	11,700	11,676
	Republic of Indonesia	2.950%	1/11/23	9,735	9,323
	Republic of Indonesia	3.375%	4/15/23	4,300	4,177
	Republic of Indonesia	5.875%	1/15/24	34,090	36,867
	Republic of Kazakhstan	4.875%	10/14/44	6,300	6,402
	Republic of Korea	7.125%	4/16/19	8,800	9,053
10	Republic of Latvia	2.750%	1/12/20	4,000	3,975
	Republic of Lithuania	7.375%	2/11/20	144,433	153,810
	Republic of Lithuania	6.125%	3/9/21	48,840	52,324
10	Republic of Lithuania	6.125%	3/9/21	8,205	8,789
	Republic of Panama	9.375%	4/1/29	2,345	3,324
	Republic of Paraguay	4.625%	1/25/23	7,200	7,350
	Republic of Poland	6.375%	7/15/19	43,705	45,178
	Republic of Poland	5.125%	4/21/21	28,230	29,641
	Republic of Poland	5.000%	3/23/22	46,710	49,284
	Republic of Serbia	5.875%	12/3/18	71,641	72,268
	Republic of Serbia	4.875%	2/25/20	31,129	31,674
	Republic of Serbia	7.250%	9/28/21	30,720	33,594
	Republic of Slovenia	5.500%	10/26/22	11,740	12,701
	Republic of Slovenia	5.850%	5/10/23	2,100	2,327
10	Republic of Slovenia	5.250%	2/18/24	8,600	9,353

		32

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of the Philippines	8.375%	6/17/19	32,877	34,554
	Republic of the Philippines	9.500%	2/2/30	10,000	14,762
	Republic of Turkey	7.000%	3/11/19	39,035	39,474
	Republic of Turkey	7.500%	11/7/19	9,750	9,982
	Republic of Turkey	7.000%	6/5/20	163,783	166,444
	Republic of Turkey	5.750%	3/22/24	7,285	6,893
	Republic of Turkey	4.250%	4/14/26	6,900	5,753
	Republic of Turkey	4.875%	10/9/26	810	695
	Republic of Turkey	6.125%	10/24/28	7,863	7,185
	Republic of Turkey	5.750%	5/11/47	2,950	2,305
	Russian Federation	4.375%	3/21/29	2,600	2,543
	Russian Federation	5.250%	6/23/47	36,400	36,155
	SABIC Capital II BV	2.625%	10/3/18	9,600	9,582
	Sinopec Group Overseas Development 2013 Ltd.	2.500%	10/17/18	9,765	9,753
10	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	20,200	20,573
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	6,200	6,322
	Sinopec Group Overseas Development 2014 Ltd.	4.375%	4/10/24	13,200	13,458
	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	4,800	4,722
10	Sinopec Group Overseas Development 2017 Ltd.	2.375%	4/12/20	35,215	34,585
10	Slovak Government International Bond	4.375%	5/21/22	5,500	5,720
	Slovak Republic	4.375%	5/21/22	3,000	3,119
12	State Bank of India	3.287%	4/6/20	42,900	42,993
	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	2,234	2,225
	State Grid Overseas Investment 2016 Ltd.	2.250%	5/4/20	2,800	2,741
	State of Israel	4.000%	6/30/22	22,255	22,799
	State of Israel	3.150%	6/30/23	15,800	15,589
	State of Israel	2.875%	3/16/26	9,635	9,148
	State of Israel	3.250%	1/17/28	36,514	35,241
	State of Kuwait	2.750%	3/20/22	42,883	41,827
	State of Qatar	6.550%	4/9/19	14,721	15,092
	State of Qatar	5.250%	1/20/20	39,600	40,725
	State of Qatar	3.875%	4/23/23	3,800	3,813
	State of Qatar	5.103%	4/23/48	3,100	3,163
	Sultanate of Oman	5.375%	3/8/27	6,100	5,919
10	Temasek Financial I Ltd.	4.300%	10/25/19	7,250	7,359
10	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	4,788
23	United Mexican States	8.000%	12/7/23	5,170,001	280,449
23	United Mexican States	10.000%	12/5/24	326,000	19,441
	YPF SA	8.875%	12/19/18	6,231	6,301

Total Sovereign Bonds (Cost $5,404,285)					5,346,476

Taxable Municipal Bonds (0.1%)
	California Department of Water Resources Water
	System Revenue (Central Valley Project)	1.871%	12/1/19	255	252
	California GO	6.200%	10/1/19	13,650	14,207
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	2.217%	1/1/19	1,850	1,848
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	EGSL	3.220%	2/1/21	6,523	6,528
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	ELL	3.450%	2/1/22	7,866	7,883
	San Jose California Redevelopment Agency Successor
	Agency Tax Allocation	1.898%	8/1/18	21,224	21,224
	San Jose California Redevelopment Agency Successor
	Agency Tax Allocation	2.098%	8/1/19	16,589	16,495
	University of California Revenue	1.745%	5/15/19	6,250	6,207

Total Taxable Municipal Bonds (Cost $74,664)					74,644

		33

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

					Face	Market
				Maturity	Amount	Value
			Coupon	Date	($000)	($000)

Tax-Exempt Municipal Bonds (0.0%)
	Calhoun County TX Navigation Industrial Development
	Authority Port Revenue (BP plc) VRDO (Cost
	$10,000)		1.040%	8/7/18	10,000	10,000

Convertible Preferred Stocks (0.0%)

§,18	Lehman Brothers Holdings Inc. Pfd. (Cost $28,923)		7.250%	Perpetual	29,160	—

					Shares

Temporary Cash Investments (4.4%)
Money Market Fund (2.1%)
24	Vanguard Market Liquidity Fund		2.145%		12,376,473	1,237,647

					Face
					Amount
					($000)
Certificates of Deposit (0.4%)
	Cooperatieve Rabobank UA		1.980%	10/25/19	248,845	245,759

Commercial Paper (1.9%)
10,25	Air Liquide US LLC		2.471%	11/19/18	19,500	19,349
10,25	CNH Industrial Capital LLC		2.952%	10/22/18	2,920	2,900
25	CNH Industrial Capital LLC		2.952%	10/23/18	24,340	24,169
25	Engie SA		1.937%	11/8/18	46,455	46,183
25	Eni Finance USA Inc		2.365%	11/30/18	48,740	48,311
25	Eni Finance USA Inc		2.490%	1/29/19	19,500	19,231
10,25	Eni Finance USA Inc		2.489%	2/1/19	147,190	145,112
10,25	ERP Operating LP		2.339%	10/1/18	13,875	13,819
10,25	JP Morgan Securities LLC		2.344%	1/28/19	216,030	213,297
25	KFW		2.103%	1/17/19	243,830	241,084
10,25	KFW		2.098%	1/18/19	97,545	96,441
10,25	KFW		2.103%	1/22/19	292,550	289,159
10,25	Vodafone Group plc		1.770%	9/4/18	7,679	7,665

						1,166,720
Total Temporary Cash Investments (Cost $2,654,929)						2,650,126
					Notional
					Amount on
					Underlying
			Expiration	Exercise	Swap
		Counterparty	Date	Rate	($000)
Options Purchased (0.0%)
Credit Default Swaptions Purchased (0.0%)
	Put Swaptions on CDX-NA-IG-S30-V1 5-
	Year Index	JPMC	8/15/18	65.00%	322,345	58
	Put Swaptions on CDX-NA-IG-S30-V1 5-
	Year Index	DBAG	8/15/18	70.00%	189,900	11
Total Credit Default Swaptions Purchased (Cost $407)						69

Total Investments (99.6%) (Cost $60,931,880)						60,072,359

			34

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Notional
	Expiration		Exercise	Amount
	Date	Contracts	Price	($000)
Liability for Options Written (0.0%)
Written Options on Futures (0.0%)
Call Options on 10-Year U.S. Treasury
Note Futures Contracts	8/10/18	522	USD 119.25	62,249	(204)
Call Options on 10-Year U.S. Treasury
Note Futures Contracts	8/24/18	525	USD 120.00	63,000	(98)
Call Options on 10-Year U.S. Treasury
Note Futures Contracts	8/27/18	1,566	USD 119.50	187,137	(587)
Put Options on 10-Year U.S. Treasury
Note Futures Contracts	8/10/18	522	USD 119.25	62,249	(114)
Put Options on 10-Year U.S. Treasury
Note Futures Contracts	8/24/18	525	USD 120.00	63,000	(402)
Put Options on 10-Year U.S. Treasury
Note Futures Contracts	8/24/18	1,044	USD 119.00	124,236	(245)
Put Options on 10-Year U.S. Treasury
Note Futures Contracts	8/27/18	522	USD 119.50	62,379	(237)

Total Written Options on Futures (Premiums Received $2,164)					(1,887)
				Notional
				Amount on
				Underlying
		Expiration	Exercise	Swap
	Counterparty	Date	Rate	($000)
Written Swaptions on Credit Default Index (0.0%)
Call Swaptions on CDX-NA-IG-S30-V1 5-
Year Index	DBAG	8/15/18	65.00%	189,900	(570)
Call Swaptions on CDX-NA-IG-S30-V1 5-
Year Index	GSI	8/15/18	67.50%	129,300	(524)
Put Swaptions on CDX-NA-IG-S30-V1 5-
Year Index	DBAG	8/15/18	65.00%	189,900	(34)
Put Swaptions on CDX-NA-IG-S30-V1 5-
Year Index	GSI	8/15/18	72.50%	129,300	(3)
Put Swaptions on CDX-NA-IG-S30-V1 5-
Year Index	JPMC	9/19/18	75.00%	322,345	(105)
Total Written Swaptions on Credit Default Index (Premiums Received $1,191)					(1,236)

Total Liability for Options Written (Premiums Received $3,355)					(3,123)
Other Assets and Liabilities—Net (0.4%)					263,664

Net Assets (100%)					60,332,900

§ Security value determined using significant unobservable inputs.
1 Securities with a value of $26,767,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $15,783,000 have been segregated as collateral for open forward currency contracts and open over-the-counter swap contracts.
3 Securities with a value of $25,848,000 have been segregated as initial margin for open futures contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
7 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
8 Inverse floating rate Interest-only security whose interest rate is derived by subtracting 1-month USD LIBOR from a given cap.
9 Interest-only security.
10 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2018, the aggregate value of these securities was $13,435,042,000, representing 22.3% of net assets.
11 Security made only partial principal and/or interest payments during the period ended July 31, 2018.

35

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

12 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
13 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
14 Face amount denominated in Australian dollars.
15 Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.
16 Face amount denominated in euro.
17 Face amount denominated in British pounds.
18 Non-income-producing security--security in default.
19 Scheduled principal and interest payments are guaranteed by bank letter of credit.
20 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
21 Guaranteed by multiple countries.
22 Guaranteed by the Government of Japan.
23 Face amount denominated in Mexican peso.
24 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
25 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other "accredited investors." At July 31, 2018, the aggregate value of these securities was
$1,166,720,000, representing 1.9% of net assets.
DBAG—Deutsche Bank AG.
GO—General Obligation Bond.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.
REMICS—Real Estate Mortgage Investment Conduits.
USD—U.S. dollar.
VRDO—Variable Rate Demand Obligation.

36

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (10.0%)
U.S. Government Securities (9.4%)
1	United States Treasury Note/Bond	1.500%	2/28/23	613,000	577,943
	United States Treasury Note/Bond	2.625%	2/28/23	265,000	262,639
1,2	United States Treasury Note/Bond	1.500%	3/31/23	250,000	235,470
	United States Treasury Note/Bond	2.500%	3/31/23	375,000	369,435
1,2	United States Treasury Note/Bond	1.750%	5/15/23	170,000	161,712
	United States Treasury Note/Bond	1.625%	5/31/23	31,000	29,305
1	United States Treasury Note/Bond	2.750%	5/31/23	150,000	149,391
	United States Treasury Note/Bond	2.000%	2/15/25	100,000	94,531
	United States Treasury Note/Bond	2.875%	4/30/25	200,000	199,438
	United States Treasury Note/Bond	2.750%	6/30/25	90,000	89,015
	United States Treasury Note/Bond	2.000%	8/15/25	79,900	75,206
	United States Treasury Note/Bond	1.625%	2/15/26	161,000	146,737
	United States Treasury Note/Bond	1.500%	8/15/26	60,015	53,826
1	United States Treasury Note/Bond	2.250%	11/15/27	30,000	28,275
	United States Treasury Note/Bond	2.750%	2/15/28	41,152	40,425
3	United States Treasury Note/Bond	2.875%	5/15/28	200,000	198,562
					2,711,910
Nonconventional Mortgage-Backed Securities (0.6%)
4,5,6	Fannie Mae REMICS	3.986%	3/25/46	37,065	6,102
5,7	Fannie Mae REMICS	4.000%	2/25/48	22,446	5,433
4,5,6	Fannie Mae REMICS	4.086%	5/25/47	52,254	8,537
4,5,6	Fannie Mae REMICS	4.136%	10/25/47	33,510	6,319
5,7	Fannie Mae REMICS	4.500%	9/25/47	17,532	4,168
5,7	Fannie Mae REMICS	5.000%	6/25/45	24,164	5,055
5,7	Fannie Mae REMICS	5.500%	2/25/46	13,083	2,843
5,7	Fannie Mae REMICS	6.000%	12/25/47	15,369	3,690
5,7	Fannie Mae REMICS 2012-138	4.500%	12/25/42	9,900	2,464
5,7	Fannie Mae REMICS 2013-20	4.000%	3/25/43	23,548	5,156
5,7	Fannie Mae REMICS 2013-39D	4.000%	6/25/42	10,290	1,922
5,7	Fannie Mae REMICS 2013-43	4.000%	5/25/43	30,232	6,594
5,7	Fannie Mae REMICS 2015-22	6.000%	4/25/45	13,686	3,197
5,7	Fannie Mae REMICS 2015-28	4.000%	5/25/45	11,364	2,595
5,7	Fannie Mae REMICS 2016-3	4.000%	2/25/46	26,366	5,951
5,7	Fannie Mae REMICS 2016-3	6.000%	2/25/46	12,150	2,882
4,5,8	Freddie Mac Non Gold Pool	3.375%	8/1/32	222	228
4,5,9	Freddie Mac Non Gold Pool	3.643%	9/1/32	136	139
5,7	Freddie Mac REMICS	3.500%	12/15/42	39,990	7,647
5,7	Freddie Mac REMICS	4.000%	10/15/42–12/15/47	37,779	7,502
4,5,6	Freddie Mac REMICS	4.078%	1/15/42–1/15/45	25,746	3,975
4,5,6	Freddie Mac REMICS	4.128%	12/15/47	12,971	2,333
7	Ginnie Mae REMICS	3.500%	7/20/42	20,728	3,498
4,6	Ginnie Mae REMICS	3.564%	8/20/45	22,049	3,137
7	Ginnie Mae REMICS	4.000%	3/20/42–1/20/48	92,502	20,446
4,6	Ginnie Mae REMICS	4.014%	9/20/46	16,204	2,826
4,6	Ginnie Mae REMICS	4.114%	9/20/47–12/20/47	119,741	20,169
7	Ginnie Mae REMICS	4.500%	3/20/43–1/20/48	95,362	23,227
7	Ginnie Mae REMICS	5.000%	2/20/40	21,371	4,807

					172,842

Total U.S. Government and Agency Obligations (Cost $2,950,451)					2,884,752

Asset-Backed/Commercial Mortgage-Backed Securities (18.8%)
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	1,545	1,541
4	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	6,140	6,020
4	Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	18,930	18,765
4	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	5,050	4,955
4	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	19,100	18,740
4	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	20,040	20,076
4,10	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	3,933	3,945
4,10	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	1,060	1,075
4,10	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	6,630	6,613
4,10	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	5,164	5,083

		37

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,10	American Homes 4 Rent 2015-SFR2	3.732%	10/17/45	2,788	2,785
4,10	American Homes 4 Rent 2015-SFR2	4.295%	10/17/45	1,070	1,084
10	American Tower Trust #1	3.652%	3/23/48	5,300	5,184
4,10	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	6,402	6,660
4,10	Americold 2010 LLC Trust Series 2010-ARTA	6.811%	1/14/29	3,540	3,739
4	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	86	86
4	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	170	170
4	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	2,110	2,107
4	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	3,200	3,205
4	AmeriCredit Automobile Receivables Trust 2016-1	1.810%	10/8/20	2,177	2,174
4	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	2,980	2,992
4	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	3,280	3,297
4	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	3,390	3,329
4	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	7,205	7,085
4	AmeriCredit Automobile Receivables Trust 2017-3	1.690%	12/18/20	37,017	36,890
4,10	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	1,330	1,310
4,10	Applebee's Funding LLC/IHOP Funding LLC	4.277%	9/5/44	1,251	1,234
4,10	ARL Second LLC 2014-1A	2.920%	6/15/44	5,344	5,232
4,10	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	1,482	1,504
4,10	Aventura Mall Trust 2018-AVM	4.112%	7/5/40	36,180	37,040
4,10	Avis Budget Rental Car Funding AESOP LLC 2013-1A	1.920%	9/20/19	1,827	1,826
4,10	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	10,300	10,305
4,10	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	14,310	14,104
4,10	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	15,725	15,491
4,10	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	1,540	1,521
4,10	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	4,220	4,141
4,10	Avis Budget Rental Car Funding AESOP LLC 2017-2A	2.970%	3/20/24	6,370	6,192
4,10	Avis Budget Rental Car Funding AESOP LLC 2018-1A	3.700%	9/20/24	6,200	6,203
4,10	Avis Budget Rental Car Funding AESOP LLC 2018-1A	4.730%	9/20/24	1,110	1,104
4,10	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,975	4,876
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.429%	9/15/48	3,350	3,351
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.705%	9/15/48	1,806	1,804
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	4.362%	9/15/48	360	358
4	Banc of America Commercial Mortgage Trust 2017-
	BNK3	3.574%	2/15/50	1,520	1,496
4	BANK 2017 - BNK4	3.625%	5/15/50	3,435	3,393
4	BANK 2017 - BNK5	3.390%	6/15/60	3,585	3,472
4	BANK 2017 - BNK6	3.254%	7/15/60	4,620	4,430
4	BANK 2017 - BNK6	3.518%	7/15/60	5,740	5,612
4	BANK 2017 - BNK6	3.741%	7/15/60	1,310	1,281
4	BANK 2017 - BNK7	3.435%	9/15/60	5,490	5,330
4	BANK 2017 - BNK8	3.488%	11/15/50	11,520	11,234
4	BANK 2017 - BNK9	3.538%	11/15/54	8,545	8,357
4	BANK 2018 - BN12	4.255%	5/15/61	3,960	4,088
4,11	BANK 2018 - BN13	4.217%	8/15/61	7,560	7,786
4	BANK 2018 - BNK10	3.641%	2/15/61	4,430	4,425
4	BANK 2018 - BNK10	3.688%	2/15/61	11,760	11,646
[4,10,12] Bank of America Student Loan Trust 2010-1A		3.135%	2/25/43	3,897	3,916
	Bank of Nova Scotia	1.875%	4/26/21	32,820	31,666
4	BENCHMARK 2018-B1 Mortgage Trust	3.602%	1/15/51	2,910	2,900
4	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	6,570	6,501
4	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	2,350	2,322
4	BENCHMARK 2018-B1 Mortgage Trust	4.059%	1/15/51	6,320	6,277
4	BENCHMARK 2018-B1 Mortgage Trust	4.119%	1/15/51	9,810	9,588
4	BENCHMARK 2018-B2 Mortgage Trust	3.882%	2/15/51	33,400	33,559
4	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	7,230	7,344
4,11	BENCHMARK 2018-B5 Mortgage Trust	4.208%	7/15/51	5,920	6,098
4	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	11,120	11,003
4	BMW Vehicle Lease Trust 2017-2	2.190%	3/22/21	3,460	3,412
4	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	4,010	3,955

		38

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,12	Brazos Higher Education Authority Inc. Series 2005-3	2.535%	6/25/26	3,248	3,227
4,12	Brazos Higher Education Authority Inc. Series 2011-1	3.130%	2/25/30	6,158	6,196
4,10	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	1,063	1,047
4,10	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	1,657	1,639
4,10	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	5,254	5,250
4	California Republic Auto Receivables Trust 2016-1	3.430%	2/15/22	8,000	7,976
4	California Republic Auto Receivables Trust 2016-1	4.560%	12/15/22	8,320	8,364
4	California Republic Auto Receivables Trust 2016-2	1.560%	7/15/20	3,163	3,159
4	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	2,430	2,407
4	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	1,120	1,101
4	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	540	533
4,10	Canadian Pacer Auto Receivables Trust A Series 2017	2.050%	3/19/21	4,910	4,849
4,10	Canadian Pacer Auto Receivables Trust A Series 2017	2.286%	1/19/22	3,450	3,370
4,10	Canadian Pacer Auto Receivables Trust A Series 2018	3.220%	9/19/22	3,310	3,290
4	Capital Auto Receivables Asset Trust 2014-3	3.940%	4/20/23	2,410	2,415
4	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	1,156	1,155
4	Capital Auto Receivables Asset Trust 2015-3	2.430%	9/21/20	2,430	2,426
4	Capital Auto Receivables Asset Trust 2015-3	2.900%	12/21/20	2,700	2,700
4	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	360	359
4	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	1,630	1,603
4	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	900	892
4,10	Capital Auto Receivables Asset Trust 2017-1	2.020%	8/20/21	5,830	5,779
4,10	Capital Auto Receivables Asset Trust 2017-1	2.220%	3/21/22	4,060	3,986
4	Capital One Multi-Asset Execution Trust 2017-A4	1.990%	7/17/23	40,235	39,391
[4,10,13] CARDS II Trust 2017-2A		2.332%	10/17/22	11,460	11,462
4,10	CARDS II Trust 2018-2A	3.047%	4/17/23	16,110	15,952
4	CarMax Auto Owner Trust 2014-4	1.810%	7/15/20	3,132	3,124
4	CarMax Auto Owner Trust 2015-2	3.040%	11/15/21	2,010	2,006
4	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	1,945	1,928
4	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	2,795	2,784
4	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	1,930	1,893
4	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	2,160	2,141
4	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	1,930	1,883
4	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	1,360	1,338
4	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	6,110	6,017
4	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	3,460	3,376
4	CarMax Auto Owner Trust 2017-4	2.460%	8/15/23	1,640	1,591
4	CarMax Auto Owner Trust 2017-4	2.700%	10/16/23	1,640	1,594
4	CarMax Auto Owner Trust 2018-1	2.230%	5/17/21	14,210	14,151
4	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	19,230	19,011
4	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	3,040	2,995
4	CarMax Auto Owner Trust 2018-1	2.830%	9/15/23	5,020	4,917
4	CarMax Auto Owner Trust 2018-1	2.950%	11/15/23	1,560	1,532
4	CarMax Auto Owner Trust 2018-2	3.370%	10/16/23	2,140	2,132
4	CarMax Auto Owner Trust 2018-2	3.570%	12/15/23	3,090	3,079
4	CarMax Auto Owner Trust 2018-2	3.990%	4/15/25	2,390	2,381
4	CarMax Auto Owner Trust 2018-3	3.130%	6/15/23	13,490	13,479
4	CarMax Auto Owner Trust 2018-3	3.270%	3/15/24	6,740	6,737
4	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	17,440	16,255
4	CD 2016-CD1 Commercial Mortgage Trust	3.631%	8/10/49	5,510	5,154
4	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	9,825	9,732
4	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	4,970	4,875
4	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	6,270	6,098
4	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	2,315	2,255
4,10	CFCRE Commercial Mortgage Trust 2011-C2	5.755%	12/15/47	5,260	5,595
4	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	4,826	4,660
4,10	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	19,416	19,317
4,10	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	12,860	12,804
4,10	Chrysler Capital Auto Receivables Trust 2014-BA	3.440%	8/16/21	290	291
4,10	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	6,203	6,200
4,10	Chrysler Capital Auto Receivables Trust 2015-BA	2.700%	12/15/20	2,315	2,314
4,10	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	3,600	3,606
4,10	Chrysler Capital Auto Receivables Trust 2015-BA	4.170%	1/16/23	5,510	5,560
4,10	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	6/15/22	2,370	2,368

		39

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,10	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	8,530	8,627
4,10	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%	7/15/21	4,750	4,721
4,10	Chrysler Capital Auto Receivables Trust 2016-BA	1.870%	2/15/22	4,680	4,599
4	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	23,950	23,631
4,10	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,017	2,021
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,015	5,903
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	957	957
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	878	891
4	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,910	1,978
4	Citigroup Commercial Mortgage Trust 2014-GC19	3.753%	3/10/47	885	886
4	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	16,273	16,682
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	26,287	26,401
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	9,060	9,186
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	8,949	8,957
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	2,020	1,995
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	800	807
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.460%	7/10/47	1,250	1,204
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	4,729	4,634
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	13,083	13,076
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	2,170	2,171
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.529%	10/10/47	3,270	3,158
4	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	6,418	6,233
4	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	37,530	37,715
4	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	17,447	17,541
4	Citigroup Commercial Mortgage Trust 2015-GC33	4.570%	9/10/58	900	883
4	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	9,456	9,123
4	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	17,560	16,539
4	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	6,325	6,136
4	Citigroup Commercial Mortgage Trust 2017-P8	3.465%	9/15/50	13,140	12,788
4	Citigroup Commercial Mortgage Trust 2017-P8	4.192%	9/15/50	3,150	3,149
4	Citigroup Commercial Mortgage Trust 2017-P8	4.271%	9/15/50	3,150	3,043
4	Citigroup Commercial Mortgage Trust 2018-C5	4.228%	6/10/51	900	925
4,10	CLI Funding V LLC 2013-1A	2.830%	3/18/28	2,707	2,642
[4,10,13] Colony American Homes 2015-1		3.578%	7/17/32	440	440
[4,10,13] Colony American Homes 2015-1A		3.278%	7/17/32	3,635	3,640
[4,10,13] Colony Starwood Homes 2016-1A Trust		3.573%	7/17/33	4,064	4,064
[4,10,13] Colony Starwood Homes 2016-1A Trust		4.223%	7/17/33	1,845	1,845
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,971	2,941
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	3,900	3,887
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	6,714	6,564
4,10	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	6,160	6,077
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,899	6,705
4	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	420	411
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,919	2,845
4,10	COMM 2013-300P Mortgage Trust	4.353%	8/10/30	12,270	12,658
4	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	579	571
4	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	800	813
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	4,876	4,968
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	4,757	4,921
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,737	1,753
4	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	5,860	5,897
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	13,048	13,364
4	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	15,127	15,621
4	COMM 2013-CCRE13 Mortgage Trust	4.738%	11/10/46	1,560	1,561
4	COMM 2013-CCRE13 Mortgage Trust	4.738%	11/10/46	855	897
4,10	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	9,240	8,952
4,10	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	1,400	1,368
4	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	1,020	1,017
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	8,560	8,617
4	COMM 2013-CCRE9 Mortgage Trust	4.239%	7/10/45	5,388	5,586
4,10	COMM 2013-CCRE9 Mortgage Trust	4.263%	7/10/45	2,780	2,772
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	441	441
4,10	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	1,308	1,325
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	585	604

		40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,883	3,806
4,10	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	6,702	6,521
4,10	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	18,320	18,291
4	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	500	509
4	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	4,432	4,584
4	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	1,362	1,363
4	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	4,350	4,466
4	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	1,300	1,327
4	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	1,010	1,009
4	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	6,335	6,463
4	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	1,290	1,313
4	COMM 2014-CCRE17 Mortgage Trust	4.738%	5/10/47	4,400	4,352
4	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	6,260	6,260
4	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	10,820	10,958
4	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	5,200	5,113
4	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	15,433	15,411
4	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	22,572	22,461
4	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	2,438	2,481
4	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	2,465	2,467
4	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	4,100	4,117
4	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	3,748	3,725
4	COMM 2015-CCRE27 Mortgage Trust	4.472%	10/10/48	1,760	1,735
4	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	7,183	7,009
10	Commonwealth Bank of Australia	2.125%	7/22/20	17,695	17,363
4,10	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	5,580	5,537
4	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	6,650	6,548
4	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	6,150	6,132
4	CSAIL 2015-C3 Commercial Mortgage Trust	4.357%	8/15/48	2,160	2,101
4	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	9,110	9,154
4	CSAIL 2016-C5 Commercial Mortgage Trust	4.536%	11/15/48	3,620	3,580
4	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	6,280	6,133
4	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	6,880	6,639
4,10	Daimler Trucks Retail Trust 2018-1	3.030%	11/15/24	7,290	7,286
4	DBJPM 16-C1 Mortgage Trust	3.350%	5/10/49	1,250	1,147
4	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	9,640	9,317
4,10	Dell Equipment Finance Trust 2017-2	1.970%	2/24/20	7,491	7,465
4,10	Dell Equipment Finance Trust 2017-2	2.190%	10/24/22	5,090	5,031
4,10	Dell Equipment Finance Trust 2018-1	3.180%	6/22/23	5,380	5,376
4,10	DLL Securitization Trust Series 2017-A	2.140%	12/15/21	5,720	5,634
4,10	DLL Securitization Trust Series 2017-A	2.430%	11/17/25	3,380	3,295
4,10	DLL Securitization Trust Series 2018-1	3.270%	4/17/26	4,660	4,655
10	DNB Boligkreditt AS	2.500%	3/28/22	11,200	10,891
4,10	DRB Prime Student Loan Trust 2017-C	2.810%	11/25/42	13,420	13,057
4,10	Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	559	559
4,10	Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	2,000	2,017
4,10	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	211	211
4,10	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	3,600	3,620
4,10	Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	549	549
4,10	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	5,630	5,675
4,10	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	3,254	3,260
4,10	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	9,250	9,382
4,10	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	2,097	2,105
4,10	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	11,330	11,510
4,10	Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	2,676	2,675
4,10	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	10,540	10,657
4	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	1,640	1,650
4	Drive Auto Receivables Trust 2017-3	2.300%	5/17/21	10,260	10,239
4	Drive Auto Receivables Trust 2017-3	2.800%	7/15/22	13,040	12,989
4	Drive Auto Receivables Trust 2018-2	3.220%	4/15/22	7,960	7,954
4	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	12,200	12,193
4	Drive Auto Receivables Trust 2018-2	4.140%	8/15/24	8,560	8,590
4	Drive Auto Receivables Trust 2018-3	3.370%	9/15/22	15,440	15,437
4	Drive Auto Receivables Trust 2018-3	3.720%	9/16/24	15,170	15,162
4	Drive Auto Receivables Trust 2018-3	4.300%	9/16/24	8,070	8,086

		41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[4,10,13] Edsouth Indenture No 9 LLC 2015-1		2.864%	10/25/56	6,330	6,357
4,10	ELFI Graduate Loan Program 2018-A LLC	3.430%	8/25/42	13,747	13,678
4,10	Enterprise Fleet Financing LLC Series 2015-1	1.740%	9/20/20	7,896	7,894
4,10	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	6,340	6,324
4,10	Enterprise Fleet Financing LLC Series 2016-1	2.080%	9/20/21	18,140	18,021
4,10	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	2,750	2,712
4,10	Enterprise Fleet Financing LLC Series 2017-3	2.360%	5/20/23	5,910	5,791
4,10	Enterprise Fleet Financing LLC Series 2018-1	3.100%	10/20/23	4,940	4,915
[4,10,13] Evergreen Credit Card Trust Series 2017-1		2.332%	10/15/21	7,330	7,331
[4,5,13]	Fannie Mae Connecticut Avenue Securities 2016-C04	3.514%	1/25/29	1,139	1,147
[4,5,13]	Fannie Mae Connecticut Avenue Securities 2016-C05	3.414%	1/25/29	489	491
4,5	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	10,264	9,645
4,13	First National Master Note Trust 2017-2	2.512%	10/16/23	9,120	9,129
4,10	Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	6,003	5,991
4	Ford Credit Auto Lease Trust 2017-B	2.030%	12/15/20	14,340	14,201
4	Ford Credit Auto Lease Trust 2017-B	2.170%	2/15/21	7,250	7,158
4	Ford Credit Auto Lease Trust 2018-A	3.050%	8/15/21	2,860	2,852
4	Ford Credit Auto Lease Trust 2018-A	3.170%	9/15/21	5,150	5,135
4,10	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	17,458	17,389
4,10	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	2,900	2,889
4,10	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	10,300	10,221
4,10	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	2,160	2,147
4	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	4,670	4,632
4	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	2,085	2,075
4,10	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	26,000	25,635
4	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	2,430	2,387
4,10	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	13,820	13,505
4,10	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	20,230	19,519
4,10	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	24,010	23,414
4,10	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	26,970	25,846
4,10	Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	4,800	4,596
4,10	Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	9,830	9,433
4,10	Ford Credit Auto Owner Trust 2018-2	3.470%	1/15/30	13,500	13,516
4,10	Ford Credit Auto Owner Trust 2018-2	3.610%	1/15/30	8,140	8,117
4,10	Ford Credit Auto Owner Trust 2018-2	3.760%	1/15/30	3,660	3,650
4	Ford Credit Auto Owner Trust 2018-A	3.030%	11/15/22	16,310	16,315
4,10	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	22,190	21,611
4,10	Ford Credit Auto Owner Trust 2018-REV1	3.340%	7/15/31	7,010	6,872
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	2.310%	2/15/21	900	898
4	Ford Credit Floorplan Master Owner Trust A Series
	2015-5	2.390%	8/15/22	8,480	8,367
4	Ford Credit Floorplan Master Owner Trust A Series
	2017-1	2.070%	5/15/22	56,020	55,040
4	Ford Credit Floorplan Master Owner Trust A Series
	2017-2	2.160%	9/15/22	37,850	37,127
4	Ford Credit Floorplan Master Owner Trust A Series
	2018-1	2.950%	5/15/23	27,090	26,943
[4,5,13]	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA2	4.264%	10/25/28	724	731
[4,5,13]	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	4.064%	12/25/28	2,533	2,568
[4,5,10]	Freddie Mac Structured Agency Credit Risk Debt Notes
	2018-SPI1	3.745%	2/25/48	3,391	3,380
[4,5,10]	Freddie Mac Structured Agency Credit Risk Debt Notes
	2018-SPI2	3.820%	5/25/48	4,541	4,532
4,10	FRS I LLC 2013-1A	1.800%	4/15/43	202	201
4,10	FRS I LLC 2013-1A	3.080%	4/15/43	5,951	5,932
4	GM Financial Automobile Leasing Trust 2015-3	2.320%	11/20/19	1,272	1,271
4	GM Financial Automobile Leasing Trust 2015-3	2.980%	11/20/19	2,870	2,872
4	GM Financial Automobile Leasing Trust 2015-3	3.480%	8/20/20	2,870	2,872
4	GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	17,520	17,496
4	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	1,920	1,914
4	GM Financial Automobile Leasing Trust 2017-2	2.180%	6/21/21	5,010	4,948

		42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	GM Financial Automobile Leasing Trust 2017-3	2.010%	11/20/20	10,470	10,356
4	GM Financial Automobile Leasing Trust 2017-3	2.120%	9/20/21	3,290	3,243
4	GM Financial Automobile Leasing Trust 2017-3	2.400%	9/20/21	4,120	4,053
4	GM Financial Automobile Leasing Trust 2017-3	2.730%	9/20/21	2,240	2,210
4	GM Financial Automobile Leasing Trust 2018-2	3.060%	6/21/21	13,160	13,151
4,10	GM Financial Consumer Automobile 2017-3	2.130%	3/16/23	5,350	5,203
4,10	GM Financial Consumer Automobile 2017-3	2.330%	3/16/23	1,640	1,598
4	GM Financial Consumer Automobile 2018-3	3.160%	1/16/24	3,690	3,682
4,10	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	5,290	5,265
4,10	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	3,900	3,849
[4,10,13] GMF Floorplan Owner Revolving Trust 2016-1		2.923%	5/17/21	10,476	10,525
[4,10,13] GMF Floorplan Owner Revolving Trust 2017-1		2.643%	1/18/22	230	231
4,10	GMF Floorplan Owner Revolving Trust 2017-2	2.130%	7/15/22	42,410	41,426
4,10	GMF Floorplan Owner Revolving Trust 2017-2	2.440%	7/15/22	13,200	12,981
4,10	GMF Floorplan Owner Revolving Trust 2017-2	2.630%	7/15/22	7,240	7,116
4,10	GMF Floorplan Owner Revolving Trust 2018-2	3.130%	3/15/23	19,810	19,750
4,10	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	13,530	13,283
4,10	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	26,780	26,351
4,10	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	58,610	57,829
4,10	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	1,000	1,002
4,10	GreatAmerica Leasing Receivables Funding LLC Series
	2015-1	2.020%	6/21/21	740	739
4,10	GreatAmerica Leasing Receivables Funding LLC Series
	2016-1	1.990%	4/20/22	10,580	10,497
4,10	GreatAmerica Leasing Receivables Funding LLC Series
	2018-1	2.600%	6/15/21	2,020	2,002
4,10	GreatAmerica Leasing Receivables Funding LLC Series
	2018-1	2.830%	6/17/24	1,310	1,294
4,10	GS Mortgage Securities Corporation II 2012-BWTR	2.954%	11/5/34	7,625	7,381
4	GS Mortgage Securities Corporation II 2015-GC30	3.382%	5/10/50	2,398	2,358
4,10	GS Mortgage Securities Corporation Trust 2012-
	ALOHA	3.551%	4/10/34	5,430	5,453
4,10	GS Mortgage Securities Trust 2010-C2	5.182%	12/10/43	1,370	1,411
4,10	GS Mortgage Securities Trust 2011-GC3	5.638%	3/10/44	2,650	2,750
4,10	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,025	1,063
4	GS Mortgage Securities Trust 2012-GCJ7	5.668%	5/10/45	2,140	2,203
4	GS Mortgage Securities Trust 2013-GC13	4.048%	7/10/46	185	191
4,10	GS Mortgage Securities Trust 2013-GC13	4.081%	7/10/46	1,210	1,177
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	4,128	4,065
4	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	1,550	1,532
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	83	83
4	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	800	810
4	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	6,005	6,123
4	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	105	108
4	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	10,638	10,863
4	GS Mortgage Securities Trust 2014-GC20	4.258%	4/10/47	570	571
4	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	13,475	13,690
4	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	6,520	6,545
4	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	2,610	2,647
4	GS Mortgage Securities Trust 2014-GC24	4.529%	9/10/47	4,615	4,548
4	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	7,680	7,547
4	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	17,870	17,843
4	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	9,200	8,920
4	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	4,615	4,647
4	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	14,640	14,444
4	GS Mortgage Securities Trust 2015-GC34	4.653%	10/10/48	2,610	2,610
4	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	750	704
4	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	10,670	10,927
4,10	GTP Acquisition Partners I LLC	3.482%	6/16/25	9,030	8,778
4,10	Hardee's Funding LLC	5.710%	6/20/48	12,680	12,793
4,10	Harley Marine Financing LLC Barge 2018-1	5.682%	5/15/43	7,910	7,898
4,10	Hertz Fleet Lease Funding LP 2018-1	3.230%	5/10/32	16,220	16,208
4,10	Hertz Vehicle Financing II LP 2015-1A	2.730%	3/25/21	11,150	11,031
4,10	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	4,700	4,617

		43

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,10	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	6,858	6,746
4,10	Hertz Vehicle Financing II LP 2016-3A	2.270%	7/25/20	1,650	1,636
4,10	Hertz Vehicle Financing II LP 2018-1A	3.290%	2/25/24	4,390	4,258
4,10	Hertz Vehicle Financing II LP 2018-1A	3.600%	2/25/24	6,110	5,951
4,10	Hertz Vehicle Financing II LP 2018-1A	4.390%	2/25/24	930	911
4,10	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	2,725	2,724
4,10	Hertz Vehicle Financing LLC 2017-2A	3.290%	10/25/23	3,458	3,374
4,10	Hertz Vehicle Financing LLC 2017-2A	4.200%	10/25/23	12,380	12,448
4,10	Hilton USA Trust 2016-HHV	3.719%	11/5/38	7,780	7,690
[4,10,12] Holmes Master Issuer plc 2018-1		2.699%	10/15/54	10,350	10,340
4	Honda Auto Receivables 2017-4 Owner Trust	2.050%	11/22/21	20,890	20,600
4	Honda Auto Receivables 2017-4 Owner Trust	2.210%	3/21/24	3,110	3,051
4	Honda Auto Receivables 2018-2 Owner Trust	3.010%	5/18/22	6,260	6,258
4,10	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	10,910	10,435
4,10	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	4,750	4,679
4,10	Hyundai Auto Lease Securitization Trust 2017-B	2.130%	3/15/21	10,930	10,817
4,10	Hyundai Auto Lease Securitization Trust 2017-C	2.120%	2/16/21	17,620	17,442
4,10	Hyundai Auto Lease Securitization Trust 2017-C	2.210%	9/15/21	3,470	3,424
4,10	Hyundai Auto Lease Securitization Trust 2017-C	2.460%	7/15/22	3,160	3,115
4,10	Hyundai Auto Lease Securitization Trust 2018-A	2.810%	4/15/21	14,880	14,828
4,10	Hyundai Auto Lease Securitization Trust 2018-A	2.890%	3/15/22	4,710	4,680
4,10	Hyundai Auto Lease Securitization Trust 2018-B	3.200%	6/15/22	1,870	1,867
4	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	2,009	2,009
4	Hyundai Auto Receivables Trust 2015-C	2.150%	11/15/21	1,400	1,385
4	Hyundai Auto Receivables Trust 2015-C	2.550%	11/15/21	3,290	3,266
4,12	Illinois Student Assistance Commission Series 2010-1	3.385%	4/25/22	397	397
[4,10,13] Invitation Homes 2017-SFR2 Trust		2.923%	12/17/36	14,427	14,437
[4,10,13] Invitation Homes 2017-SFR2 Trust		3.223%	12/17/36	4,930	4,946
[4,10,13] Invitation Homes 2018-SFR1 Trust		2.773%	3/17/37	9,339	9,353
[4,10,13] Invitation Homes 2018-SFR1 Trust		3.023%	3/17/37	2,250	2,232
4,10	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	6,631	6,526
4	John Deere Owner Trust 2018-B	3.230%	6/16/25	5,250	5,242
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	5,618	5,754
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	1,194	1,211
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.640%	11/15/43	2,313	2,369
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.640%	11/15/43	2,730	2,747
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	7,525	7,755
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.405%	8/15/46	4,000	4,188
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-RR1	4.717%	3/16/46	920	941
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	3,807	3,815
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	4,729	4,622
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	22,630	22,320
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	1,350	1,374
4,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,972	5,911
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	4,670	4,557
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	323	330
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	4.004%	1/15/46	2,550	2,511
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	1,215	1,228

		44

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	651	663
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	29,810	30,631
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.945%	12/15/46	2,135	2,227
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.010%	12/15/46	960	984
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	10,979	10,737
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2014-C20	3.461%	7/15/47	12,380	12,437
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2016-JP3	2.870%	8/15/49	40	38
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2016-JP4	3.648%	12/15/49	9,670	9,526
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2017-JP6	3.490%	7/15/50	4,100	4,009
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.363%	7/15/45	6,780	6,747
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	5,515	5,559
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.033%	7/15/45	5,000	5,061
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	1,572	1,592
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.133%	8/15/46	6,118	6,286
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	341	341
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	400	404
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	1,750	1,816
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.085%	11/15/45	1,340	1,383
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	4,363	4,488
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	14,680	15,069
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	600	616
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.814%	2/15/47	2,500	2,584
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.814%	2/15/47	1,000	1,005
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	3.997%	4/15/47	2,910	2,974
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.493%	8/15/47	5,570	5,539
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	2,117	2,124
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.231%	1/15/48	13,220	12,970
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	5,120	5,091
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C27	3.179%	2/15/48	9,823	9,577
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.551%	7/15/48	4,640	4,562
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.822%	7/15/48	3,450	3,484
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	4.226%	7/15/48	2,245	2,277

		45

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C31	3.801%	8/15/48	11,540	11,633
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C32	3.598%	11/15/48	3,783	3,764
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.770%	12/15/48	7,300	7,336
4	JPMCC Commercial Mortgage Securities Trust 2017-
	JP5	3.723%	3/15/50	11,590	11,476
4	JPMCC Commercial Mortgage Securities Trust 2017-
	JP7	3.454%	9/15/50	4,660	4,540
4	JPMDB Commercial Mortgage Securities Trust 2017-
	C7	3.409%	10/15/50	3,460	3,360
4	JPMDB Commercial Mortgage Securities Trust 2018-
	C8	4.211%	6/15/51	150	154
[4,10,12] Lanark Master Issuer plc 2018-1A		2.749%	12/22/69	6,392	6,389
[4,10,13] Lanark Master Issuer plc 2018-2A		2.844%	12/22/69	6,830	6,829
4,10	Laurel Road Prime Student Loan Trust 2018-B	3.540%	5/26/43	13,250	13,231
4,10	LCCM 2014-909 Mortgage Trust	3.388%	5/15/31	910	910
4,10	Madison Avenue Trust 2013-650M	3.843%	10/12/32	1,245	1,258
[4,10,13] Master Credit Card Trust II Series 2018-1A		2.571%	7/22/24	21,490	21,532
4	Mercedes-Benz Auto Lease Trust 2018-A	2.200%	4/15/20	12,820	12,800
4	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	19,250	19,122
4	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	1,920	1,901
4	Mercedes-Benz Auto Receivables Trust 2018-1	3.150%	10/15/24	5,220	5,213
4,10	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	442	442
4,10	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	13,600	13,354
4,10	MMAF Equipment Finance LLC 2018-A	3.390%	1/10/25	2,900	2,902
4,10	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	1,580	1,582
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	8,462	8,370
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	16,040	15,957
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	6,337	6,205
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.083%	7/15/46	1,830	1,752
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.083%	7/15/46	1,244	1,273
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	307	304
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.960%	8/15/46	11,427	11,571
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.158%	8/15/46	3,937	4,059
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	1,005	1,019
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	4.259%	10/15/46	1,940	1,998
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	400	409
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	2,470	2,417
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,000	1,953
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	12,980	12,726
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	2,300	2,358
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	1,600	1,648
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	3.773%	4/15/47	11,716	11,856
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.051%	4/15/47	20,825	21,247

		46

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.891%	4/15/47	1,140	1,162
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	8,646	8,756
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	935	944
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.321%	6/15/47	7,090	7,183
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.754%	6/15/47	2,400	2,390
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	28,696	28,827
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	1,380	1,376
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	5,430	5,500
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.326%	12/15/47	6,880	6,854
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	3,940	3,905
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.069%	2/15/48	8,640	8,550
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	10,453	10,208
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.451%	7/15/50	3,420	3,356
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.479%	5/15/48	4,300	4,245
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.732%	5/15/48	34,430	34,500
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.635%	10/15/48	7,598	7,563
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	3.325%	5/15/49	700	679
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	4.751%	5/15/49	1,090	1,091
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C32	3.720%	12/15/49	19,390	19,266
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2017-C34	3.536%	11/15/52	6,520	6,365
4	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	2,260	2,247
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,440	2,430
4,10	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	6,407	6,314
4,10	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	6,370	6,429
4,10	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	2,795	2,795
4,10	Morgan Stanley Capital I Trust 2015-420	3.727%	10/12/50	4,430	4,385
4	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	48,685	48,801
4	Morgan Stanley Capital I Trust 2015-UBS8	4.589%	12/15/48	3,210	3,124
4	Morgan Stanley Capital I Trust 2016-UBS11	2.782%	8/15/49	21,780	20,314
4	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	7,410	7,325
4	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	2,800	2,773
4	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	3,486	3,417
[4,10,13] Motor plc 2017 1A		2.594%	9/25/24	31,470	31,499
4,10	MSBAM Commercial Mortgage Securities Trust 2012-
	CKSV	3.277%	10/15/30	11,190	10,787
10	National Australia Bank Ltd.	2.250%	3/16/21	15,800	15,402
[4,10,13] Navient Student Loan Trust 2016-2		3.114%	6/25/65	2,420	2,445
[4,10,13] Navient Student Loan Trust 2016-3		2.914%	6/25/65	2,050	2,065
[4,10,13] Navient Student Loan Trust 2016-6A		2.814%	3/25/66	12,400	12,503
[4,10,13] Navient Student Loan Trust 2017-4A		2.564%	9/27/66	8,390	8,414
[4,10,13] Navient Student Loan Trust 2017-A		2.472%	12/16/58	5,885	5,892
[4,10,13] Navient Student Loan Trust 2017-A		2.880%	12/16/58	8,940	8,678
[4,10,13] Navient Student Loan Trust 2018-1		2.254%	3/25/67	4,856	4,855
[4,10,13] Navient Student Loan Trust 2018-1		2.414%	3/25/67	7,890	7,885

		47

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[4,10,13] Navient Student Loan Trust 2018-1		2.784%	3/25/67	9,750	9,777
4,10	Navient Student Loan Trust 2018-BA	3.610%	12/15/59	5,260	5,255
4,10	Navient Student Loan Trust 2018-CA	3.010%	6/16/42	5,290	5,290
4,10	Navient Student Loan Trust 2018-CA	3.520%	6/16/42	23,520	23,518
[4,10,13] Navistar Financial Dealer Note Master Trust II 2016-1A		3.414%	9/27/21	15,350	15,372
4,13	New Mexico Educational Assistance Foundation 2013-1	2.792%	1/2/25	2,675	2,684
4,10	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	6,720	6,711
4	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	24,810	24,614
4	Nissan Auto Lease Trust 2017-A	2.040%	9/15/22	8,960	8,864
4	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	18,990	18,809
4	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	5,300	5,231
4	Nissan Auto Receivables 2017-C Owner Trust	2.120%	4/18/22	19,280	18,989
4	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	10,870	10,619
4	Nissan Auto Receivables 2018-B Owner Trust	3.160%	12/16/24	5,220	5,212
4,13	Nissan Master Owner Trust Receivables Series 2017-C	2.392%	10/17/22	38,830	38,849
4,10	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	121	123
4,10	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	8,980	8,764
[4,10,13] Pepper Residential Securities Trust 2017A-A1UA		3.186%	3/10/58	4,598	4,604
[4,10,13] Pepper Residential Securities Trust 2018A-A1UA		3.017%	3/12/47	1,133	1,134
[4,10,13] Pepper Residential Securities Trust 2019A-A1U1		2.417%	10/12/18	13,610	13,600
[4,10,13] Pepper Residential Securities Trust 2020A-A1U1		2.572%	3/16/19	8,390	8,351
4,10,11,
	Pepper Residential Securities Trust 2021-A1U
13		0.000%	1/16/60	19,100	19,100
[4,10,12] Permanent Master Issuer plc 2018-1A		2.747%	7/15/58	6,540	6,540
4,10	PFS Financing Corp. 2017-B	2.220%	7/15/22	15,980	15,634
[4,10,13] PFS Financing Corp. 2017-C		2.542%	10/15/21	16,560	16,592
4,10	PFS Financing Corp. 2017-D	2.400%	10/17/22	17,210	16,880
4,10	PFS Financing Corp. 2018-D	3.190%	4/17/23	5,460	5,433
[4,10,13] PHEAA Student Loan Trust 2016-2A		3.014%	11/25/65	13,204	13,372
4,10	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	2,457	2,421
4,10	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	9,320	9,216
4,10	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	3,460	3,456
4,10	Progress Residential 2017-SFR2 Trust	2.897%	12/17/34	7,770	7,508
4,10	Progress Residential 2017-SFR2 Trust	3.196%	12/17/34	2,020	1,954
4,10	Progress Residential 2018-SFR1 Trust	3.255%	3/17/35	4,580	4,486
4,10	Progress Residential 2018-SFR1 Trust	3.484%	3/17/35	580	567
4	Public Service New Hampshire Funding LLC 2018-1	3.094%	2/1/26	5,020	5,013
4	Public Service New Hampshire Funding LLC 2018-1	3.506%	8/1/28	1,720	1,723
4	Public Service New Hampshire Funding LLC 2018-1	3.814%	2/1/35	1,630	1,628
[4,10,12] Resimac Premier Series 2014-1A		3.026%	12/12/45	1,534	1,524
[4,10,13] Resimac Premier Series 2016-1A		3.476%	10/10/47	20,176	20,316
[4,10,13] Resimac Premier Series 2018-1A		2.886%	11/10/49	15,363	15,119
	Royal Bank of Canada	2.200%	9/23/19	2,573	2,554
	Royal Bank of Canada	2.100%	10/14/20	1,090	1,065
4	Royal Bank of Canada	1.875%	2/5/21	4,800	4,721
	Royal Bank of Canada	2.300%	3/22/21	5,540	5,408
4	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	5,160	5,191
4	Santander Drive Auto Receivables Trust 2016-1	2.470%	12/15/20	3,476	3,475
4	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	1,725	1,722
4	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	1,610	1,604
4	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	1,440	1,439
4	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	9,330	9,243
4	Santander Drive Auto Receivables Trust 2017-3	1.870%	6/15/21	7,990	7,948
4	Santander Drive Auto Receivables Trust 2017-3	2.760%	12/15/22	3,980	3,929
4	Santander Drive Auto Receivables Trust 2018-1	2.100%	11/16/20	15,695	15,656
4	Santander Drive Auto Receivables Trust 2018-1	2.320%	8/16/21	4,720	4,686
4	Santander Drive Auto Receivables Trust 2018-1	2.630%	7/15/22	10,780	10,650
4	Santander Drive Auto Receivables Trust 2018-1	2.960%	3/15/24	9,410	9,272
4	Santander Drive Auto Receivables Trust 2018-1	3.320%	3/15/24	4,110	4,035
4	Santander Drive Auto Receivables Trust 2018-3	3.290%	10/17/22	13,250	13,240
4	Santander Drive Auto Receivables Trust 2018-3	4.070%	8/15/24	21,950	21,931
4,10	Santander Retail Auto Lease Trust 2017-A	2.370%	1/20/22	3,460	3,409
4,10	Santander Retail Auto Lease Trust 2017-A	2.680%	1/20/22	2,750	2,712
4,10	Santander Retail Auto Lease Trust 2018-A	2.930%	5/20/21	11,150	11,121

		48

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,10	Santander Retail Auto Lease Trust 2018-A	3.060%	4/20/22	3,910	3,892
4,10	Santander Retail Auto Lease Trust 2018-A	3.200%	4/20/22	3,340	3,324
4,10	Santander Retail Auto Lease Trust 2018-A	3.490%	5/20/22	7,760	7,721
4,10	SBA Tower Trust	3.156%	10/8/20	3,970	3,917
4,10	Securitized Term Auto Receivables Trust 2016-1A	1.524%	3/25/20	3,418	3,403
4,10	Securitized Term Auto Receivables Trust 2016-1A	1.794%	2/25/21	5,460	5,365
4,10	Securitized Term Auto Receivables Trust 2017-2A	2.289%	3/25/22	6,400	6,201
4,10	Securitized Term Auto Receivables Trust 2018-1A	3.298%	11/25/22	2,350	2,329
4,10	SLM Private Education Loan Trust 2011-A	4.370%	4/17/28	275	276
4,10	SLM Private Education Loan Trust 2011-B	3.740%	2/15/29	3,382	3,395
4,10	SLM Private Education Loan Trust 2011-C	4.540%	10/17/44	2,073	2,096
[4,10,13] SLM Private Education Loan Trust 2013-A		3.122%	5/17/27	1,946	1,949
4,10	SLM Private Education Loan Trust 2013-A	2.500%	3/15/47	1,800	1,778
4,10	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	1,673	1,660
4,10	SLM Private Education Loan Trust 2013-B	3.000%	5/16/44	3,000	2,942
4,10	SLM Private Education Loan Trust 2013-C	3.500%	6/15/44	2,000	1,995
4,10	SLM Private Education Loan Trust 2014-A	2.590%	1/15/26	413	412
4,10	SLM Private Education Loan Trust 2014-A	3.500%	11/15/44	800	792
4	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	1,830	1,775
4,10	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	5,523	5,392
[4,10,13] SMB Private Education Loan Trust 2016-B		3.522%	2/17/32	4,102	4,179
[4,10,13] SMB Private Education Loan Trust 2016-C		3.172%	9/15/34	5,600	5,674
[4,10,13] SMB Private Education Loan Trust 2017-A		2.972%	9/15/34	8,230	8,304
4,10	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	9,810	9,540
4,10	SMB Private Education Loan Trust 2018-A	3.500%	2/15/36	18,170	18,082
4,10	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	10,670	10,682
4,10	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	4,155	4,139
4,10	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	2,235	2,185
4,10	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	2,340	2,292
[4,10,13] SoFi Professional Loan Program 2016-D LLC		3.014%	1/25/39	1,376	1,385
4,10	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	1,280	1,240
4,10	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	7,170	7,045
[4,10,13] SoFi Professional Loan Program 2017-C LLC		2.664%	7/25/40	1,142	1,144
4,10	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	5,700	5,537
4,10	SoFi Professional Loan Program 2017-E LLC	1.860%	11/26/40	15,561	15,350
4,10	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	5,080	4,927
4,10	SoFi Professional Loan Program 2017-F LLC	2.050%	1/25/41	13,344	13,226
4,10	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	6,120	5,965
4,10	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	12,061	11,959
4,10	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	5,660	5,523
4,10	SoFi Professional Loan Program 2018-B LLC	3.340%	8/25/47	8,850	8,787
10	Stadshypotek AB	1.750%	4/9/20	3,689	3,610
10	Stadshypotek AB	2.500%	4/5/22	16,050	15,609
4	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	3,690	3,650
4	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	20,127	19,809
4	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	21,070	21,018
4	Synchrony Credit Card Master Note Trust 2016-2	2.950%	5/15/24	5,300	5,191
4	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	5,710	5,627
4	Synchrony Credit Card Master Note Trust 2016-3	1.910%	9/15/22	9,890	9,772
4	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	15,680	15,191
4	Synchrony Credit Card Master Note Trust 2017-2	2.820%	10/15/25	4,770	4,624
4	Synchrony Credit Card Master Note Trust 2017-2	3.010%	10/15/25	6,390	6,194
4	Synchrony Credit Card Master Note Trust 2012-2	2.220%	1/15/22	18,000	17,968
4,10	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	3,645	3,682
4,10	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	5,831	5,976
4,10	Tesla Auto Lease Trust 2018-A	2.320%	12/20/19	16,383	16,325
4,10	Tesla Auto Lease Trust 2018-A	2.750%	2/20/20	700	696
4,10	Tesla Auto Lease Trust 2018-A	2.970%	4/20/20	560	558
4,10	Tesla Auto Lease Trust 2018-A	3.300%	5/20/20	630	627
4,10	Tidewater Auto Receivables Trust 2018-AA	3.120%	7/15/22	8,940	8,931
4,10	Tidewater Auto Receivables Trust 2018-AA	3.450%	11/15/24	1,880	1,876
4,10	Tidewater Auto Receivables Trust 2018-AA	3.840%	11/15/24	2,100	2,095
4,10	Tidewater Auto Receivables Trust 2018-AA	4.300%	11/15/24	630	628

		49

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,10	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	2,800	2,761
10	Toronto-Dominion Bank	2.250%	3/15/21	1,700	1,659
4	Toyota Auto Receivables 2017-D Owner Trust	2.120%	2/15/23	1,345	1,311
4	Toyota Auto Receivables 2018-A Owner Trust	2.350%	5/16/22	24,140	23,862
4	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	1,590	1,563
4	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	5,780	5,783
4,10	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	43,600	42,753
4,10	Trinity Rail Leasing LP TRL_18-1	4.620%	6/17/48	10,260	10,364
4,10	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	2,788	2,745
4,10	Triton Container Finance LLC 2018-A2	4.190%	6/22/43	15,649	15,669
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,200	1,218
4	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	3,705	3,641
4,10	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	6,673	6,594
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	5,703	5,559
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	3,970	3,921
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	1,160	1,149
4,10	Vantage Data Centers Issuer, LLC 2018-1A	4.072%	2/16/43	6,214	6,140
4,10	Verizon Owner Trust 2016-2A	1.680%	5/20/21	30,310	29,992
4,10	Verizon Owner Trust 2017-2A	1.920%	12/20/21	45,090	44,442
4,10	Verizon Owner Trust 2017-3	2.060%	4/20/22	15,460	15,198
4,10	Verizon Owner Trust 2017-3	2.380%	4/20/22	8,950	8,783
4,10	Verizon Owner Trust 2017-3	2.530%	4/20/22	9,610	9,446
4,10	Verizon Owner Trust 2018-1	2.820%	9/20/22	20,120	19,997
4,10	Verizon Owner Trust 2018-1	3.050%	9/20/22	7,320	7,256
4,10	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	9,070	8,866
4,10	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	1,100	1,110
4,10	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	490	489
4,10	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	650	652
4	Volkswagen Auto Loan Enhanced Trust 2018-1	3.020%	11/21/22	8,050	8,026
4	Volkswagen Auto Loan Enhanced Trust 2018-1	3.150%	7/22/24	3,680	3,664
4,10	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	3,450	3,417
[4,10,13] Volvo Financial Equipment Master Owner Trust 2017-A		2.572%	11/15/22	4,880	4,889
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	6,343	6,224
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	7,210	7,148
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	954	970
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	7,883	8,121
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.548%	8/15/50	11,500	11,498
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	8,920	9,028
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	700	693
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	2,400	2,446
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	1,450	1,422
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	1,470	1,448
4	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	29,385	28,530
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	15,822	15,616
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	16,385	16,335
4	Wells Fargo Commercial Mortgage Trust 2015-C29	4.225%	6/15/48	2,310	2,258
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	7,300	7,209
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	4,380	4,373
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	2,250	2,276
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.497%	9/15/58	2,740	2,683
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	5,269	5,321
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	2,045	2,085
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.542%	9/15/58	5,225	5,100
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	22,686	22,796
4	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	5,750	5,694
4	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%	12/15/49	1,390	1,364
4	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	7,730	7,737
4	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	6,875	6,688
4	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%	9/15/50	1,400	1,329
4	Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	21,190	20,572
4	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	15,120	14,847
4	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	10,700	10,404
4	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	9,205	9,025
4	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	2,332	2,297

		50

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Wells Fargo Commercial Mortgage Trust 2018-C43	4.012%	3/15/51	5,470	5,518
4	Wells Fargo Commercial Mortgage Trust 2018-C43	4.514%	3/15/51	12,380	12,163
4,13	Wells Fargo Dealer Floorplan Master Note Trust Series
	2015-2	2.736%	1/20/22	19,025	19,124
4,10	Wendys Funding LLC 2015-1A	4.080%	6/15/45	2,694	2,691
4,10	Wendys Funding LLC 2015-1A	4.497%	6/15/45	2,246	2,246
4,10	Wendys Funding LLC 2018-1	3.573%	3/15/48	3,184	3,083
4,10	Wendys Funding LLC 2018-1	3.884%	3/15/48	4,786	4,651
10	Westpac Banking Corp.	2.100%	2/25/21	1,860	1,806
4,10	WFLD 2014-MONT Mortgage Trust	3.755%	8/10/31	4,640	4,622
4,10	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	6,202	6,351
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	5,280	5,155
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	6,130	6,131
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,170	4,161
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,789	3,734
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	11,307	11,060
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,870	2,828
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,220	2,169
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	2,133	2,157
4	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	6,044	6,216
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	357	359
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	2,116	2,137
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	7,778	8,000
4	WFRBS Commercial Mortgage Trust 2013-C18	4.656%	12/15/46	1,085	1,134
4	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	12,930	13,040
4	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	10,595	10,890
4	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	14,675	14,999
4	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	2,410	2,425
4	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	1,410	1,359
4	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	1,520	1,502
4	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	13,235	13,287
4	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	700	690
4	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	2,410	2,314
4	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	4,167	4,222
4	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	14,179	14,149
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	920	926
4	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	13,996	14,326
4	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	9,598	9,533
4	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	5,334	5,264
4	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	7,680	7,584
4	World Omni Auto Receivables Trust 2018-A	2.890%	4/15/25	3,820	3,770
4	World Omni Automobile Lease Securitization Trust
	2018-A	2.830%	7/15/21	12,960	12,892
4	World Omni Automobile Lease Securitization Trust
	2018-A	2.940%	5/15/23	3,890	3,869

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $5,564,876)					5,464,867

Corporate Bonds (62.8%)
Finance (29.7%)
	Banking (21.0%)
	American Express Co.	3.700%	8/3/23	66,175	66,106
	American Express Co.	3.000%	10/30/24	35,385	33,871
	American Express Credit Corp.	1.700%	10/30/19	4,669	4,596
	American Express Credit Corp.	2.200%	3/3/20	13,535	13,348
	American Express Credit Corp.	2.700%	3/3/22	16,000	15,626
10	ASB Bank Ltd.	3.750%	6/14/23	18,810	18,654
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	35,734	34,368
10	Banco de Credito del Peru	4.250%	4/1/23	5,000	5,055
	Banco Santander SA	4.379%	4/12/28	4,415	4,309
4	Bank of America Corp.	2.369%	7/21/21	5,480	5,387
4	Bank of America Corp.	2.328%	10/1/21	16,865	16,460
4	Bank of America Corp.	3.124%	1/20/23	20,890	20,477
	Bank of America Corp.	3.004%	12/20/23	45,150	43,801

		51

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of America Corp.	4.125%	1/22/24	33,430	33,949
4	Bank of America Corp.	3.550%	3/5/24	60,205	59,431
	Bank of America Corp.	3.875%	8/1/25	1,535	1,531
4	Bank of America Corp.	3.093%	10/1/25	72,895	69,175
4	Bank of America Corp.	3.366%	1/23/26	64,555	62,327
4	Bank of America Corp.	3.824%	1/20/28	73,730	71,823
	Bank of New York Mellon Corp.	2.600%	8/17/20	297	294
	Bank of New York Mellon Corp.	4.150%	2/1/21	17,664	18,039
	Bank of New York Mellon Corp.	2.050%	5/3/21	10,780	10,414
	Bank of New York Mellon Corp.	3.550%	9/23/21	16,040	16,165
	Bank of New York Mellon Corp.	3.650%	2/4/24	17,000	17,027
	Bank of New York Mellon Corp.	3.400%	5/15/24	20,200	19,940
	Bank of New York Mellon Corp.	3.250%	9/11/24	11,142	10,907
	Bank of New York Mellon Corp.	3.000%	2/24/25	15,800	15,205
4	Bank of New York Mellon Corp.	3.442%	2/7/28	5,000	4,864
	Bank of New York Mellon Corp.	3.000%	10/30/28	7,000	6,444
	Bank of Nova Scotia	2.150%	7/14/20	4,025	3,944
	Bank of Nova Scotia	4.375%	1/13/21	7,990	8,181
10	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	18,410	18,137
10	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	23,830	23,168
10	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	60,025	57,769
10	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	80,400	79,975
	BB&T Corp.	5.250%	11/1/19	12,000	12,314
	BB&T Corp.	3.950%	3/22/22	4,400	4,451
	BNP Paribas SA	3.250%	3/3/23	6,235	6,141
10	BNP Paribas SA	3.375%	1/9/25	38,570	36,635
14,15	BPCE SA	3.268%	4/24/20	10,260	7,686
14	BPCE SA	3.500%	4/24/20	13,500	10,121
14,15	BPCE SA	3.065%	4/26/23	22,200	16,499
	BPCE SA	4.000%	4/15/24	5,090	5,121
10	BPCE SA	3.250%	1/11/28	20,000	18,532
	Branch Banking & Trust Co.	2.625%	1/15/22	35,175	34,240
	Branch Banking & Trust Co.	3.625%	9/16/25	22,495	22,113
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	2,415	2,330
	Capital One Financial Corp.	3.050%	3/9/22	12,715	12,431
	Citigroup Inc.	3.375%	3/1/23	16,000	15,698
4	Citigroup Inc.	4.044%	6/1/24	20,755	20,859
	Citigroup Inc.	3.200%	10/21/26	44,200	41,388
	Comerica Inc.	3.700%	7/31/23	42,000	42,057
10	Commonwealth Bank of Australia	5.000%	10/15/19	2,702	2,762
	Commonwealth Bank of Australia	2.300%	3/12/20	3,000	2,959
10	Commonwealth Bank of Australia	5.000%	3/19/20	11,560	11,870
	Commonwealth Bank of Australia	2.400%	11/2/20	7,120	6,974
10	Commonwealth Bank of Australia	2.000%	9/6/21	6,480	6,196
10	Commonwealth Bank of Australia	2.750%	3/10/22	10,890	10,577
10	Commonwealth Bank of Australia	2.500%	9/18/22	26,115	24,966
10	Commonwealth Bank of Australia	3.450%	3/16/23	10,251	10,144
14,15	Commonwealth Bank of Australia	3.945%	11/5/24	7,200	5,411
10	Commonwealth Bank of Australia	3.150%	9/19/27	26,935	25,178
	Cooperatieve Rabobank UA	2.500%	1/19/21	21,455	21,022
	Cooperatieve Rabobank UA	3.875%	2/8/22	7,757	7,843
	Cooperatieve Rabobank UA	2.750%	1/10/23	58,590	56,545
	Cooperatieve Rabobank UA	4.625%	12/1/23	95,134	96,055
14,15	Cooperatieve Rabobank UA	4.600%	7/2/25	3,500	2,648
	Credit Suisse AG	2.300%	5/28/19	9,820	9,785
	Credit Suisse AG	3.625%	9/9/24	60,915	60,247
4,10	Credit Suisse Group AG	3.869%	1/12/29	35,000	33,524
10	Danske Bank A/S	4.375%	6/12/28	30,000	29,774
	Discover Bank	7.000%	4/15/20	3,665	3,856
4,16	DNB Bank ASA	1.125%	3/20/28	2,300	2,651
	Fifth Third Bank	2.875%	10/1/21	12,105	11,912
	First Republic Bank	2.375%	6/17/19	11,791	11,734
	First Republic Bank	2.500%	6/6/22	39,370	37,872
	Goldman Sachs Group Inc.	2.300%	12/13/19	58,075	57,559

		52

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	2.750%	9/15/20	15,522	15,390
	Goldman Sachs Group Inc.	2.600%	12/27/20	19,840	19,540
	Goldman Sachs Group Inc.	2.875%	2/25/21	15,632	15,383
	Goldman Sachs Group Inc.	2.625%	4/25/21	21,894	21,444
	Goldman Sachs Group Inc.	5.750%	1/24/22	52,535	56,058
	Goldman Sachs Group Inc.	3.000%	4/26/22	36,960	36,080
4	Goldman Sachs Group Inc.	2.876%	10/31/22	41,745	40,707
4	Goldman Sachs Group Inc.	2.908%	6/5/23	53,680	51,699
4	Goldman Sachs Group Inc.	2.905%	7/24/23	29,410	28,344
	Goldman Sachs Group Inc.	3.850%	7/8/24	25,937	25,776
	Goldman Sachs Group Inc.	3.750%	5/22/25	95,297	93,275
4	Goldman Sachs Group Inc.	3.272%	9/29/25	92,815	89,020
4	Goldman Sachs Group Inc.	3.691%	6/5/28	26,930	25,676
4	Goldman Sachs Group Inc.	3.814%	4/23/29	30,130	28,810
	HSBC Bank USA NA	4.875%	8/24/20	24,478	25,206
	HSBC Holdings plc	4.000%	3/30/22	25,000	25,341
4	HSBC Holdings plc	3.262%	3/13/23	58,065	57,101
	HSBC Holdings plc	3.600%	5/25/23	27,990	27,869
4,17	HSBC Holdings plc	2.175%	6/27/23	37,000	48,413
4	HSBC Holdings plc	3.033%	11/22/23	24,260	23,407
14,15	HSBC Holdings plc	3.000%	2/16/24	18,000	13,213
4	HSBC Holdings plc	3.950%	5/18/24	31,310	31,232
	HSBC Holdings plc	4.250%	8/18/25	4,700	4,641
	HSBC Holdings plc	4.300%	3/8/26	4,200	4,238
	HSBC Holdings plc	3.900%	5/25/26	24,665	24,176
	HSBC Holdings plc	4.375%	11/23/26	9,010	8,920
4	HSBC Holdings plc	4.041%	3/13/28	108,759	107,054
4	HSBC Holdings plc	4.583%	6/19/29	90,775	92,020
4	HSBC Holdings plc	6.000%	11/22/65	13,930	13,476
4	HSBC Holdings plc	6.500%	9/23/66	29,005	28,454
	Huntington Bancshares Inc.	4.350%	2/4/23	9,000	9,063
	Huntington National Bank	2.400%	4/1/20	7,000	6,898
	Huntington National Bank	2.500%	8/7/22	28,610	27,477
	ICICI Bank Ltd.	4.000%	3/18/26	3,500	3,306
10	ICICI Bank Ltd.	3.800%	12/14/27	6,000	5,458
10	Intesa Sanpaolo SPA	3.875%	7/14/27	28,550	25,010
10	Intesa Sanpaolo SPA	3.875%	1/12/28	56,095	48,660
	JPMorgan Chase & Co.	2.550%	10/29/20	61,384	60,424
	JPMorgan Chase & Co.	2.550%	3/1/21	17,560	17,222
	JPMorgan Chase & Co.	4.500%	1/24/22	18,655	19,237
	JPMorgan Chase & Co.	3.250%	9/23/22	23,500	23,339
	JPMorgan Chase & Co.	2.972%	1/15/23	37,062	36,130
4	JPMorgan Chase & Co.	2.776%	4/25/23	19,805	19,187
	JPMorgan Chase & Co.	2.700%	5/18/23	26,538	25,429
4	JPMorgan Chase & Co.	3.559%	4/23/24	41,175	40,620
	JPMorgan Chase & Co.	3.625%	5/13/24	24,485	24,329
	JPMorgan Chase & Co.	3.125%	1/23/25	17,320	16,520
4	JPMorgan Chase & Co.	3.220%	3/1/25	80,536	77,907
	JPMorgan Chase & Co.	3.300%	4/1/26	3,910	3,738
	JPMorgan Chase & Co.	3.200%	6/15/26	23,561	22,375
4	JPMorgan Chase & Co.	3.782%	2/1/28	45,130	43,920
4	JPMorgan Chase & Co.	3.540%	5/1/28	27,820	26,565
4	JPMorgan Chase & Co.	3.509%	1/23/29	19,908	18,842
4	JPMorgan Chase & Co.	4.005%	4/23/29	24,965	24,559
4	JPMorgan Chase & Co.	3.882%	7/24/38	5,640	5,266
	KeyBank NA	3.300%	6/1/25	20,000	19,356
4	Lloyds Banking Group plc	2.907%	11/7/23	35,695	34,113
14,15	Lloyds Banking Group plc	3.450%	3/7/25	19,000	13,823
14	Lloyds Banking Group plc	4.000%	3/7/25	2,300	1,694
	Lloyds Banking Group plc	4.375%	3/22/28	15,000	14,796
14,15	Macquarie Group Ltd.	3.209%	12/15/22	8,250	6,097
4,10	Macquarie Group Ltd.	3.189%	11/28/23	13,440	12,857
4	Macquarie Group Ltd.	3.189%	11/28/23	12,500	11,958
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	6,740	6,505

		53

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	59,343	58,516
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	10,705	10,261
	Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	8,925	8,733
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	32,975	31,725
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	79,890	79,936
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	8,975	8,445
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	63,095	62,738
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	68,370	66,493
10	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	18,585	18,425
10	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	29,055	28,652
	Morgan Stanley	7.300%	5/13/19	5,000	5,170
	Morgan Stanley	5.625%	9/23/19	20,500	21,099
	Morgan Stanley	5.500%	7/24/20	12,000	12,485
	Morgan Stanley	5.750%	1/25/21	24,000	25,290
	Morgan Stanley	2.500%	4/21/21	2,449	2,387
	Morgan Stanley	5.500%	7/28/21	26,800	28,348
	Morgan Stanley	2.625%	11/17/21	56,720	55,138
	Morgan Stanley	2.750%	5/19/22	44,275	42,922
	Morgan Stanley	3.125%	1/23/23	30,590	29,848
	Morgan Stanley	3.875%	4/29/24	21,900	21,863
12	Morgan Stanley	3.583%	5/8/24	14,865	15,084
	Morgan Stanley	3.700%	10/23/24	15,525	15,348
	Morgan Stanley	4.000%	7/23/25	30,681	30,681
	Morgan Stanley	3.875%	1/27/26	48,504	47,807
	Morgan Stanley	3.625%	1/20/27	50,495	48,410
4	Morgan Stanley	3.591%	7/22/28	40,051	37,927
	MUFG Americas Holdings Corp.	2.250%	2/10/20	3,400	3,354
	MUFG Americas Holdings Corp.	3.500%	6/18/22	21,891	21,814
	MUFG Americas Holdings Corp.	3.000%	2/10/25	12,000	11,443
10	MUFG Bank Ltd.	2.300%	3/5/20	11,110	10,935
10	MUFG Bank Ltd.	2.750%	9/14/20	31,431	30,844
10	MUFG Bank Ltd.	2.850%	9/8/21	22,000	21,514
4,16	NIBC Bank NV	6.000%	12/31/49	9,500	10,976
10	Nordea Bank AB	2.500%	9/17/20	4,715	4,626
	Northern Trust Co.	6.500%	8/15/18	4,000	4,006
	PNC Bank NA	2.600%	7/21/20	15,120	14,932
	PNC Bank NA	2.150%	4/29/21	268	260
	PNC Bank NA	2.550%	12/9/21	9,040	8,787
	PNC Bank NA	2.625%	2/17/22	2,980	2,898
	PNC Bank NA	2.700%	11/1/22	41,080	39,513
	PNC Bank NA	3.800%	7/25/23	15,750	15,780
	PNC Bank NA	3.300%	10/30/24	19,634	19,201
	PNC Bank NA	2.950%	2/23/25	16,680	15,939
	PNC Bank NA	3.250%	6/1/25	61,052	59,191
	PNC Financial Services Group Inc.	2.854%	11/9/22	12,493	12,119
	PNC Financial Services Group Inc.	3.900%	4/29/24	6,525	6,515
	PNC Funding Corp.	6.700%	6/10/19	12,000	12,390
	PNC Funding Corp.	5.125%	2/8/20	21,243	21,860
	PNC Funding Corp.	4.375%	8/11/20	23,000	23,490
	Regions Financial Corp.	2.750%	8/14/22	4,170	4,017
	Royal Bank of Canada	2.350%	10/30/20	11,539	11,337
	Royal Bank of Scotland Group plc	3.875%	9/12/23	1,000	979
4	Royal Bank of Scotland Group plc	4.892%	5/18/29	68,780	69,043
	Santander Holdings USA Inc.	3.700%	3/28/22	24,870	24,686
	Santander Holdings USA Inc.	3.400%	1/18/23	24,325	23,591
	Santander Holdings USA Inc.	4.400%	7/13/27	30,658	29,537
10	Santander UK Group Holdings plc	4.750%	9/15/25	17,061	16,827
	Santander UK plc	2.500%	3/14/19	4,126	4,115
	Santander UK plc	4.000%	3/13/24	6,560	6,639
4	Skandinaviska Enskilda Banken AB	5.750%	12/31/49	9,210	9,193
	State Street Corp.	3.100%	5/15/23	15,025	14,744
	State Street Corp.	3.700%	11/20/23	32,620	32,998
	State Street Corp.	3.300%	12/16/24	19,435	19,108
	State Street Corp.	3.550%	8/18/25	31,058	30,962

		54

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
14,15	Sumitomo Mitsui Financial Group Inc.	3.381%	3/29/22	4,599	3,421
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	50,685	48,980
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	24,000	23,100
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	17,660	17,682
	SunTrust Bank	2.450%	8/1/22	24,950	23,965
	SunTrust Banks Inc.	2.900%	3/3/21	3,188	3,145
	Svenska Handelsbanken AB	2.450%	3/30/21	22,515	21,975
	Svenska Handelsbanken AB	1.875%	9/7/21	1,895	1,807
10	Swedbank AB	2.800%	3/14/22	16,390	15,961
	Synchrony Bank	3.000%	6/15/22	27,245	26,024
	Synchrony Financial	4.500%	7/23/25	16,044	15,558
	Synchrony Financial	3.700%	8/4/26	42,185	38,395
	Synchrony Financial	3.950%	12/1/27	43,820	39,931
	Toronto-Dominion Bank	3.500%	7/19/23	56,760	56,663
10	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	4,805	4,745
10	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	20,971	20,183
4,10	UBS Group Funding Switzerland AG	2.859%	8/15/23	77,400	74,340
4	United Overseas Bank Ltd.	3.750%	9/19/24	5,000	4,994
4	United Overseas Bank Ltd.	2.880%	3/8/27	3,000	2,863
	US Bancorp	2.350%	1/29/21	4,250	4,159
	US Bancorp	4.125%	5/24/21	19,555	20,003
	US Bancorp	3.000%	3/15/22	23,724	23,452
	US Bancorp	2.950%	7/15/22	35,200	34,366
	US Bancorp	3.700%	1/30/24	41,765	42,018
	US Bancorp	3.600%	9/11/24	14,800	14,641
	US Bank NA	2.800%	1/27/25	14,400	13,651
*,11	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.500%	1/15/13	6,147	1
*,11	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.650%	8/15/14	7,500	1
*,11	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.125%	1/15/15	9,000	1
	Wells Fargo & Co.	2.600%	7/22/20	8,915	8,809
	Wells Fargo & Co.	4.600%	4/1/21	7,673	7,902
	Wells Fargo & Co.	2.100%	7/26/21	32,370	31,178
14,15	Wells Fargo & Co.	3.065%	4/27/22	17,641	13,112
	Wells Fargo & Co.	2.625%	7/22/22	45,900	44,228
	Wells Fargo & Co.	3.450%	2/13/23	36,700	35,978
	Wells Fargo & Co.	4.125%	8/15/23	13,100	13,134
	Wells Fargo & Co.	3.300%	9/9/24	29,199	28,429
	Wells Fargo & Co.	3.000%	2/19/25	50,700	48,058
	Wells Fargo & Co.	3.550%	9/29/25	17,459	17,037
	Westpac Banking Corp.	4.875%	11/19/19	10,795	11,055
	Westpac Banking Corp.	2.600%	11/23/20	2,035	2,001
	Westpac Banking Corp.	2.100%	5/13/21	14,030	13,517
	Westpac Banking Corp.	2.000%	8/19/21	23,105	22,118
	Westpac Banking Corp.	2.750%	1/11/23	50,195	48,402
	Westpac Banking Corp.	3.350%	3/8/27	48,060	45,839
4	Westpac Banking Corp.	4.322%	11/23/31	44,804	43,077
10	Woori Bank	5.125%	8/6/28	5,650	5,626
	Brokerage (1.2%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	10,340	10,499
	Ameriprise Financial Inc.	3.700%	10/15/24	25,000	24,903
10	Apollo Management Holdings LP	5.000%	3/15/48	39,138	37,782
	BlackRock Inc.	4.250%	5/24/21	4,250	4,371
	BlackRock Inc.	3.200%	3/15/27	25,455	24,559
	Charles Schwab Corp.	3.225%	9/1/22	11,150	11,069
	Charles Schwab Corp.	3.850%	5/21/25	24,190	24,408
	Franklin Resources Inc.	2.800%	9/15/22	11,000	10,683
	Intercontinental Exchange Inc.	4.000%	10/15/23	34,330	34,913
	Invesco Finance plc	3.125%	11/30/22	30,485	29,971
	Invesco Finance plc	4.000%	1/30/24	21,300	21,379
	Invesco Finance plc	3.750%	1/15/26	6,673	6,592

		55

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Jefferies Group LLC / Jefferies Group Capital Finance
	Inc.	4.150%	1/23/30	63,570	57,193
	Legg Mason Inc.	3.950%	7/15/24	5,000	4,940
*,11	Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	2
	Stifel Financial Corp.	3.500%	12/1/20	4,035	4,015
	Stifel Financial Corp.	4.250%	7/18/24	11,830	11,764
	TD Ameritrade Holding Corp.	2.950%	4/1/22	16,715	16,362
	TD Ameritrade Holding Corp.	3.625%	4/1/25	11,400	11,257
	Finance Companies (0.4%)
	GE Capital International Funding Co. Unlimited Co.	2.342%	11/15/20	18,283	17,898
	GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	101,896	97,952
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	11,100	10,792
	Insurance (4.1%)
	Aetna Inc.	2.750%	11/15/22	19,260	18,534
	Aetna Inc.	2.800%	6/15/23	35,010	33,499
	Aetna Inc.	3.500%	11/15/24	10,000	9,724
	Aflac Inc.	4.000%	2/15/22	2,000	2,037
	Aflac Inc.	3.625%	6/15/23	3,500	3,509
	Aflac Inc.	3.625%	11/15/24	5,000	4,962
10	AIA Group Ltd.	3.200%	3/11/25	40,589	38,699
10	AIG Global Funding	2.700%	12/15/21	3,910	3,802
4	Allstate Corp.	5.750%	8/15/53	5,000	5,190
	Anthem Inc.	3.650%	12/1/27	25,000	23,835
	Assurant Inc.	4.200%	9/27/23	10,000	9,956
10	AXA Equitable Holdings Inc.	4.350%	4/20/28	42,780	41,817
10	AXA Equitable Holdings Inc.	5.000%	4/20/48	30,700	29,372
	AXIS Specialty Finance LLC	5.875%	6/1/20	4,600	4,777
	Berkshire Hathaway Inc.	2.750%	3/15/23	69,993	68,243
	Berkshire Hathaway Inc.	3.125%	3/15/26	15,511	15,003
	Brighthouse Financial Inc.	3.700%	6/22/27	22,860	20,809
	Chubb INA Holdings Inc.	2.700%	3/13/23	20,325	19,605
	Chubb INA Holdings Inc.	3.350%	5/15/24	39,741	39,082
	Chubb INA Holdings Inc.	3.150%	3/15/25	18,312	17,715
	Chubb INA Holdings Inc.	3.350%	5/3/26	38,170	37,025
16	Chubb INA Holdings Inc.	2.500%	3/15/38	34,975	41,437
	Coventry Health Care Inc.	5.450%	6/15/21	8,500	8,911
10	Five Corners Funding Trust	4.419%	11/15/23	27,362	28,102
	Humana Inc.	3.950%	3/15/27	7,300	7,190
	Loews Corp.	2.625%	5/15/23	8,000	7,677
	Manulife Financial Corp.	4.900%	9/17/20	24,150	24,814
	Manulife Financial Corp.	4.150%	3/4/26	17,855	17,878
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	5,275	5,202
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,850	5,019
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	5,425	5,289
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	8,345	8,208
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	10,087	10,225
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	42,110	41,531
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	41,901	41,100
10	MassMutual Global Funding II	2.500%	10/17/22	10,500	10,105
10	MassMutual Global Funding II	2.750%	6/22/24	30,285	28,929
10	Metropolitan Life Global Funding I	3.000%	1/10/23	22,728	22,184
10	Metropolitan Life Global Funding I	3.450%	12/18/26	23,455	22,772
10	Metropolitan Life Global Funding I	3.000%	9/19/27	35,965	33,341
10	New York Life Global Funding	1.950%	2/11/20	1,595	1,569
10	New York Life Global Funding	2.900%	1/17/24	4,800	4,624
10	New York Life Global Funding	3.000%	1/10/28	44,860	42,002
10	Nuveen Finance LLC	4.125%	11/1/24	34,863	34,474
	PartnerRe Finance B LLC	5.500%	6/1/20	16,550	17,062
10	Pricoa Global Funding I	2.200%	6/3/21	1,950	1,886
10	Pricoa Global Funding I	2.450%	9/21/22	7,880	7,523
4	Principal Financial Group Inc.	4.700%	5/15/55	1,500	1,508
10	Principal Life Global Funding II	2.200%	4/8/20	10,650	10,475
	Progressive Corp.	4.200%	3/15/48	8,750	8,534

		56

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Prudential Financial Inc.	4.500%	11/16/21	4,025	4,158
4	Prudential Financial Inc.	5.200%	3/15/44	2,500	2,513
4	Prudential Financial Inc.	5.375%	5/15/45	3,575	3,550
	Reinsurance Group of America Inc.	5.000%	6/1/21	5,000	5,187
	Reinsurance Group of America Inc.	3.950%	9/15/26	24,825	24,234
10	Reliance Standard Life Global Funding II	2.500%	1/15/20	19,115	18,899
10	Reliance Standard Life Global Funding II	2.375%	5/4/20	6,785	6,658
10	Reliance Standard Life Global Funding II	3.050%	1/20/21	3,320	3,278
10	Securian Financial Group Inc.	4.800%	4/15/48	29,496	29,218
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	11,454
10	Swiss Re Treasury US Corp.	2.875%	12/6/22	7,640	7,363
	UnitedHealth Group Inc.	4.700%	2/15/21	13,000	13,445
	UnitedHealth Group Inc.	2.750%	2/15/23	12,000	11,582
	UnitedHealth Group Inc.	2.875%	3/15/23	9,000	8,793
	UnitedHealth Group Inc.	3.750%	7/15/25	51,692	51,868
	UnitedHealth Group Inc.	3.450%	1/15/27	22,000	21,488
	UnitedHealth Group Inc.	3.375%	4/15/27	6,580	6,379
	Voya Financial Inc.	5.700%	7/15/43	3,758	4,129
	Real Estate Investment Trusts (3.0%)
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	20,715	19,810
	AvalonBay Communities Inc.	2.850%	3/15/23	12,400	11,957
	AvalonBay Communities Inc.	2.950%	5/11/26	20,000	18,710
	AvalonBay Communities Inc.	3.350%	5/15/27	12,040	11,534
	AvalonBay Communities Inc.	3.200%	1/15/28	17,750	16,897
	Brandywine Operating Partnership LP	4.100%	10/1/24	20,570	20,274
	Brixmor Operating Partnership LP	3.650%	6/15/24	10,535	10,131
	Brixmor Operating Partnership LP	3.850%	2/1/25	9,855	9,503
	Brixmor Operating Partnership LP	4.125%	6/15/26	24,960	24,152
	Brixmor Operating Partnership LP	3.900%	3/15/27	20,221	19,112
	Camden Property Trust	4.625%	6/15/21	630	647
	Camden Property Trust	4.875%	6/15/23	960	1,007
	Camden Property Trust	4.250%	1/15/24	3,860	3,915
	Camden Property Trust	3.500%	9/15/24	1,105	1,078
	Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	7,985	7,789
	Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	9,787	9,044
	DDR Corp.	3.625%	2/1/25	1,372	1,301
	DDR Corp.	4.250%	2/1/26	11,670	11,399
	Digital Realty Trust LP	3.400%	10/1/20	2,247	2,244
	Digital Realty Trust LP	5.250%	3/15/21	12,225	12,678
	Digital Realty Trust LP	3.950%	7/1/22	9,362	9,430
	Digital Realty Trust LP	4.750%	10/1/25	5,645	5,803
	Digital Realty Trust LP	3.700%	8/15/27	28,700	27,380
	ERP Operating LP	3.375%	6/1/25	21,000	20,504
	Federal Realty Investment Trust	2.550%	1/15/21	5,417	5,313
	Federal Realty Investment Trust	3.000%	8/1/22	22,448	21,961
	Federal Realty Investment Trust	2.750%	6/1/23	3,000	2,864
	Federal Realty Investment Trust	3.950%	1/15/24	8,269	8,314
	Federal Realty Investment Trust	3.250%	7/15/27	3,665	3,431
10	Goodman Australia Industrial Fund	3.400%	9/30/26	12,090	11,260
	HCP Inc.	2.625%	2/1/20	7,000	6,920
	HCP Inc.	4.250%	11/15/23	5,400	5,408
	HCP Inc.	4.200%	3/1/24	8,055	8,008
	HCP Inc.	3.400%	2/1/25	5,605	5,319
	HCP Inc.	4.000%	6/1/25	8,710	8,521
	Healthcare Trust of America Holdings LP	3.375%	7/15/21	4,705	4,674
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	14,912	14,610
	Healthcare Trust of America Holdings LP	3.500%	8/1/26	4,700	4,413
	Healthcare Trust of America Holdings LP	3.750%	7/1/27	19,455	18,311
	Highwoods Realty LP	3.200%	6/15/21	6,000	5,905
	Highwoods Realty LP	3.875%	3/1/27	19,500	18,775
	Highwoods Realty LP	4.125%	3/15/28	37,255	36,343
	Kilroy Realty LP	4.375%	10/1/25	5,160	5,155
	Liberty Property LP	4.400%	2/15/24	9,900	10,042

		57

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Liberty Property LP	3.750%	4/1/25	1,340	1,305
	Mid-America Apartments LP	4.300%	10/15/23	2,135	2,168
	Mid-America Apartments LP	4.000%	11/15/25	7,620	7,515
	National Retail Properties Inc.	4.000%	11/15/25	2,100	2,056
	Omega Healthcare Investors Inc.	4.950%	4/1/24	9,000	9,090
	Physicians Realty LP	3.950%	1/15/28	68,325	64,151
16	Prologis Euro Finance LLC	1.875%	1/5/29	5,265	6,143
	Realty Income Corp.	4.650%	8/1/23	6,000	6,198
	Realty Income Corp.	3.875%	4/15/25	25,140	24,767
	Realty Income Corp.	4.125%	10/15/26	10,500	10,424
	Realty Income Corp.	3.650%	1/15/28	15,000	14,362
10	Scentre Group Trust 1 / Scentre Group Trust 2	3.750%	3/23/27	13,925	13,298
	Simon Property Group LP	4.375%	3/1/21	28,394	29,115
	Simon Property Group LP	4.125%	12/1/21	20,822	21,254
	Simon Property Group LP	3.375%	3/15/22	4,328	4,322
	Simon Property Group LP	2.750%	2/1/23	5,500	5,319
	Simon Property Group LP	3.750%	2/1/24	28,466	28,441
	Simon Property Group LP	3.375%	10/1/24	4,000	3,912
	Simon Property Group LP	3.500%	9/1/25	12,997	12,678
	Simon Property Group LP	3.250%	11/30/26	24,545	23,385
	Simon Property Group LP	3.375%	12/1/27	23,145	22,167
	Ventas Realty LP	3.500%	2/1/25	1,590	1,525
	VEREIT Operating Partnership LP	4.875%	6/1/26	2,145	2,148
	VEREIT Operating Partnership LP	3.950%	8/15/27	48,690	45,548
	Welltower Inc.	3.750%	3/15/23	13,439	13,277
					8,614,189
Industrial (29.0%)
	Basic Industry (0.7%)
10	Air Liquide Finance SA	2.250%	9/27/23	45,308	42,563
10	Air Liquide Finance SA	2.500%	9/27/26	17,850	16,354
	Airgas Inc.	3.650%	7/15/24	3,500	3,489
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	5,200	5,140
10	Chevron Phillips Chemical Co. LLC / Chevron Phillips
	Chemical Co. LP	3.400%	12/1/26	15,950	15,476
10	Chevron Phillips Chemical Co. LLC / Chevron Phillips
	Chemical Co. LP	3.700%	6/1/28	80,881	79,309
10	Eagle Intermediate Global Holding BV/Ruyi US Finance
	LLC	7.500%	5/1/25	9,350	9,280
14	Glencore Australia Holdings Pty Ltd.	4.500%	9/19/19	2,500	1,884
10	WestRock Co.	3.000%	9/15/24	10,000	9,426
	WestRock RKT Co.	4.900%	3/1/22	1,250	1,300
	WestRock RKT Co.	4.000%	3/1/23	13,660	13,740
	Capital Goods (2.3%)
	Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	10,362
10	BBA US Holdings Inc.	5.375%	5/1/26	5,190	5,216
10	Berry Global Inc.	4.500%	2/15/26	6,225	5,797
	Caterpillar Financial Services Corp.	2.850%	6/1/22	16,600	16,340
	Caterpillar Financial Services Corp.	2.400%	6/6/22	23,820	22,986
	Caterpillar Financial Services Corp.	2.625%	3/1/23	14,845	14,288
	Caterpillar Financial Services Corp.	3.750%	11/24/23	24,995	25,297
	Caterpillar Financial Services Corp.	3.300%	6/9/24	305	301
	CNH Industrial NV	4.500%	8/15/23	29,691	29,951
	CNH Industrial NV	3.850%	11/15/27	15,320	14,324
	Eagle Materials Inc.	4.500%	8/1/26	43,305	43,088
	Embraer Netherlands Finance BV	5.050%	6/15/25	10,900	11,007
	Embraer Netherlands Finance BV	5.400%	2/1/27	4,100	4,230
	Embraer SA	5.150%	6/15/22	8,000	8,255
	General Electric Co.	3.150%	9/7/22	57,843	57,101
	General Electric Co.	2.700%	10/9/22	10,000	9,646
	General Electric Co.	3.375%	3/11/24	24,629	24,229
	General Electric Co.	3.450%	5/15/24	12,806	12,542
	General Electric Co.	6.750%	3/15/32	89,920	110,975
16	General Electric Co.	2.125%	5/17/37	48,323	52,589

		58

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	General Electric Co.	4.500%	3/11/44	30,245	29,614
	John Deere Capital Corp.	2.750%	3/15/22	18,350	18,028
10	Mueller Water Products Inc.	5.500%	6/15/26	14,595	14,686
	Oshkosh Corp.	4.600%	5/15/28	7,000	6,965
	Parker-Hannifin Corp.	3.300%	11/21/24	11,899	11,634
18	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	6.875%	2/15/21	260	263
	Spirit AeroSystems Inc.	3.850%	6/15/26	35,100	33,751
	Spirit AeroSystems Inc.	4.600%	6/15/28	43,455	43,993
	United Rentals North America Inc.	4.625%	7/15/23	17,585	17,629
	United Rentals North America Inc.	5.875%	9/15/26	1,525	1,554
	United Rentals North America Inc.	5.500%	5/15/27	4,830	4,788
	United Rentals North America Inc.	4.875%	1/15/28	1,590	1,485
	Communication (2.7%)
	America Movil SAB de CV	5.000%	10/16/19	12,000	12,251
	America Movil SAB de CV	5.000%	3/30/20	15,000	15,388
	American Tower Corp.	3.000%	6/15/23	32,000	30,572
	CBS Corp.	4.000%	1/15/26	10,000	9,785
	CBS Corp.	2.900%	1/15/27	7,000	6,238
10	Cequel Communications Holdings I LLC / Cequel
	Capital Corp.	7.500%	4/1/28	14,300	14,747
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	4.464%	7/23/22	55,917	56,578
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	4.908%	7/23/25	52,327	53,061
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	9,966	12,220
	Comcast Corp.	3.000%	2/1/24	38,307	36,693
	Comcast Corp.	3.600%	3/1/24	45,407	45,003
	Comcast Corp.	3.375%	2/15/25	29,895	28,913
	Comcast Corp.	3.375%	8/15/25	99,453	95,910
	Comcast Corp.	3.150%	3/1/26	51,000	48,381
	Comcast Corp.	2.350%	1/15/27	29,400	26,028
	Comcast Corp.	3.150%	2/15/28	9,600	8,930
	Crown Castle International Corp.	2.250%	9/1/21	7,100	6,807
	Electronic Arts Inc.	4.800%	3/1/26	11,020	11,584
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	14,750	14,684
	NBCUniversal Media LLC	4.375%	4/1/21	12,110	12,427
	NBCUniversal Media LLC	2.875%	1/15/23	46,957	45,534
	Qwest Corp.	6.750%	12/1/21	21,248	22,542
	Qwest Corp.	7.250%	9/15/25	9,354	9,906
	T-Mobile USA Inc.	4.500%	2/1/26	10,500	9,870
	T-Mobile USA Inc.	4.750%	2/1/28	4,800	4,446
	Time Warner Cable LLC	8.250%	4/1/19	4,500	4,652
	Time Warner Entertainment Co. LP	8.375%	3/15/23	9,000	10,461
	Time Warner Inc.	4.875%	3/15/20	6,930	7,087
	Verizon Communications Inc.	3.500%	11/1/24	15,000	14,704
14	Verizon Communications Inc.	4.050%	2/17/25	9,430	7,057
	Verizon Communications Inc.	2.625%	8/15/26	17,160	15,475
10	Verizon Communications Inc.	4.329%	9/21/28	20,587	20,766
	Viacom Inc.	3.450%	10/4/26	55,000	51,336
	Viacom Inc.	5.850%	9/1/43	10,110	10,486
	Vodafone Group plc	4.125%	5/30/25	14,225	14,237
	Consumer Cyclical (4.0%)
10	1011778 BC ULC / New Red Finance Inc.	4.250%	5/15/24	4,845	4,609
10	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	26,850	25,742
10	Alimentation Couche-Tard Inc.	3.550%	7/26/27	27,738	26,420
	Amazon.com Inc.	3.150%	8/22/27	35,000	33,740
	American Honda Finance Corp.	1.650%	7/12/21	11,165	10,683
	American Honda Finance Corp.	2.900%	2/16/24	7,500	7,232
	AutoZone Inc.	3.125%	4/21/26	13,622	12,665
	AutoZone Inc.	3.750%	6/1/27	10,000	9,649
10	BMW US Capital LLC	3.450%	4/12/23	82,500	81,448
10	BMW US Capital LLC	3.750%	4/12/28	20,000	19,696

		59

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
10	Boyd Gaming Corp.	6.000%	8/15/26	4,300	4,316
10	Churchill Downs Inc.	4.750%	1/15/28	8,150	7,620
	Costco Wholesale Corp.	2.750%	5/18/24	16,620	16,023
	Costco Wholesale Corp.	3.000%	5/18/27	20,775	19,903
	Cummins Inc.	3.650%	10/1/23	7,500	7,525
14	Ford Motor Credit Co. LLC	3.588%	6/2/20	10,690	8,019
	General Motors Co.	4.875%	10/2/23	5,000	5,121
	General Motors Co.	4.200%	10/1/27	9,720	9,305
	General Motors Financial Co. Inc.	4.375%	9/25/21	20,000	20,326
	General Motors Financial Co. Inc.	3.700%	5/9/23	10,000	9,812
	General Motors Financial Co. Inc.	4.250%	5/15/23	10,000	10,035
	General Motors Financial Co. Inc.	3.950%	4/13/24	14,000	13,666
	General Motors Financial Co. Inc.	3.500%	11/7/24	15,685	14,797
	General Motors Financial Co. Inc.	4.350%	4/9/25	15,750	15,502
	General Motors Financial Co. Inc.	4.300%	7/13/25	14,123	13,881
	General Motors Financial Co. Inc.	5.250%	3/1/26	10,941	11,335
	General Motors Financial Co. Inc.	4.350%	1/17/27	15,000	14,576
	GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	9,150	9,299
10	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	3,945	3,873
10	Harley-Davidson Financial Services Inc.	2.550%	6/9/22	15,320	14,609
10	Harley-Davidson Financial Services Inc.	3.350%	2/15/23	12,520	12,222
	Harley-Davidson Inc.	3.500%	7/28/25	22,000	21,127
10	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	25,410	25,410
	Hilton Worldwide Finance LLC / Hilton Worldwide
	Finance Corp.	4.875%	4/1/27	4,350	4,230
	Home Depot Inc.	2.625%	6/1/22	20,960	20,641
	Home Depot Inc.	2.700%	4/1/23	17,254	16,862
	Home Depot Inc.	3.750%	2/15/24	4,000	4,066
	Home Depot Inc.	2.125%	9/15/26	5,000	4,481
10	Hyundai Capital America	3.100%	4/5/22	9,455	9,164
17	Jaguar Land Rover Automotive plc	5.000%	2/15/22	3,751	4,998
10	Live Nation Entertainment Inc.	5.625%	3/15/26	4,750	4,750
	Lowe's Cos Inc.	3.750%	4/15/21	21,595	21,883
	Lowe's Cos Inc.	3.120%	4/15/22	21,949	21,836
	Lowe's Cos Inc.	3.875%	9/15/23	9,750	9,967
	Lowe's Cos Inc.	3.125%	9/15/24	3,505	3,413
	Lowe's Cos Inc.	3.375%	9/15/25	31,130	30,539
	Lowe's Cos Inc.	2.500%	4/15/26	62,835	57,661
	Lowe's Cos Inc.	3.100%	5/3/27	17,335	16,513
	Macy's Retail Holdings Inc.	2.875%	2/15/23	7,500	7,050
	Mastercard Inc.	3.375%	4/1/24	16,000	15,955
	MGM Resorts International	5.750%	6/15/25	12,940	13,037
10	Nissan Motor Acceptance Corp.	2.550%	3/8/21	3,785	3,686
10	Nissan Motor Acceptance Corp.	2.600%	9/28/22	5,310	5,064
10	Performance Food Group Inc.	5.500%	6/1/24	14,580	14,452
	Smithsonian Institute Washington DC GO	3.434%	9/1/23	1,600	1,562
	TJX Cos. Inc.	2.500%	5/15/23	13,400	12,844
	TJX Cos. Inc.	2.250%	9/15/26	58,055	52,159
	Toyota Motor Credit Corp.	4.500%	6/17/20	9,000	9,225
	Toyota Motor Credit Corp.	4.250%	1/11/21	5,155	5,275
	Toyota Motor Credit Corp.	2.750%	5/17/21	8,625	8,529
	Toyota Motor Credit Corp.	3.400%	9/15/21	24,460	24,597
	Toyota Motor Credit Corp.	3.300%	1/12/22	7,375	7,373
	Visa Inc.	3.150%	12/14/25	98,722	96,031
	Walmart Inc.	2.350%	12/15/22	4,160	4,015
	Walmart Inc.	2.550%	4/11/23	32,421	31,347
	Walmart Inc.	2.650%	12/15/24	17,930	17,148
	Walmart Inc.	3.700%	6/26/28	75,000	75,619
	Consumer Noncyclical (5.6%)
	Altria Group Inc.	9.250%	8/6/19	8,014	8,521
	Altria Group Inc.	4.000%	1/31/24	31,491	31,957
	AmerisourceBergen Corp.	3.400%	5/15/24	17,000	16,565
	AmerisourceBergen Corp.	3.450%	12/15/27	47,216	43,664

		60

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	19,347	18,647
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	105,460	104,771
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	14,863	14,953
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	170,090	167,025
16	Anheuser-Busch InBev SA/NV	3.250%	1/24/33	600	810
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,514	8,920
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	19,381	18,735
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	41,900	41,965
10	Aramark Services Inc.	5.000%	2/1/28	19,310	18,586
	Baxalta Inc.	3.600%	6/23/22	7,000	6,890
	Baxalta Inc.	4.000%	6/23/25	48,729	47,778
	Becton Dickinson & Co.	3.734%	12/15/24	7,800	7,638
	Becton Dickinson & Co.	3.700%	6/6/27	14,250	13,677
	Campbell Soup Co.	3.950%	3/15/25	4,750	4,618
	Campbell Soup Co.	4.150%	3/15/28	75,925	72,664
	Cardinal Health Inc.	3.500%	11/15/24	7,000	6,740
10	Cargill Inc.	3.250%	11/15/21	10,515	10,457
10	Cargill Inc.	3.300%	3/1/22	10,000	10,017
	Catholic Health Initiatives Colorado GO	4.200%	8/1/23	2,000	2,036
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	1,595	1,591
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	2,900	2,951
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	4,000	4,028
	Covidien International Finance SA	4.200%	6/15/20	7,735	7,890
	Covidien International Finance SA	3.200%	6/15/22	13,500	13,407
	CVS Health Corp.	3.700%	3/9/23	17,800	17,652
	CVS Health Corp.	4.100%	3/25/25	60,000	59,859
	CVS Health Corp.	4.300%	3/25/28	87,500	87,185
	Diageo Capital plc	4.828%	7/15/20	5,689	5,873
	Dignity Health California GO	3.812%	11/1/24	1,000	995
	Express Scripts Holding Co.	3.000%	7/15/23	5,959	5,686
	Express Scripts Holding Co.	3.500%	6/15/24	27,333	26,294
	Express Scripts Holding Co.	4.500%	2/25/26	18,000	18,114
	Express Scripts Holding Co.	3.400%	3/1/27	5,000	4,653
	Gilead Sciences Inc.	3.700%	4/1/24	139,860	140,082
	Gilead Sciences Inc.	3.500%	2/1/25	82,807	81,812
	Gilead Sciences Inc.	3.650%	3/1/26	13,800	13,665
10	Hologic Inc.	4.375%	10/15/25	5,325	5,139
10	Hologic Inc.	4.625%	2/1/28	8,650	8,163
	Hormel Foods Corp.	4.125%	4/15/21	625	640
	Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,332
	Kraft Foods Group Inc.	6.125%	8/23/18	6,000	6,013
	Kroger Co.	2.950%	11/1/21	3,000	2,946
	Laboratory Corp. of America Holdings	3.600%	2/1/25	2,000	1,955
	McKesson Corp.	2.850%	3/15/23	5,000	4,778
	Medtronic Inc.	3.150%	3/15/22	18,638	18,519
	Medtronic Inc.	3.625%	3/15/24	15,590	15,658
	Medtronic Inc.	3.500%	3/15/25	125,341	124,826
10	Minerva Luxembourg SA	5.875%	1/19/28	14,000	12,285
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	25,000	24,230
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	37,476	36,679
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	7,500	6,895
	Quest Diagnostics Inc.	4.750%	1/30/20	1,000	1,022
	Quest Diagnostics Inc.	4.700%	4/1/21	4,000	4,109
	Quest Diagnostics Inc.	4.250%	4/1/24	2,000	2,023
	Quest Diagnostics Inc.	3.450%	6/1/26	6,900	6,540
10	Reckitt Benckiser Treasury Services plc	3.625%	9/21/23	7,021	6,988
10	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	54,205	51,298
10	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	11,295	10,521
	Reynolds American Inc.	6.875%	5/1/20	8,304	8,806
	Reynolds American Inc.	4.450%	6/12/25	40,000	40,447
	SSM Health Care Corp.	3.688%	6/1/23	24,865	24,831
	Stryker Corp.	3.375%	5/15/24	5,000	4,922
	The Kroger Co.	3.400%	4/15/22	3,000	2,977
	The Kroger Co.	3.500%	2/1/26	12,475	11,911

		61

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	16,000	15,311
	Energy (5.2%)
	Andeavor	4.750%	12/15/23	10,000	10,387
	Andeavor	5.125%	12/15/26	24,530	25,910
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	4.250%	12/1/27	44,270	43,551
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor
	Inc.	3.337%	12/15/27	92,255	87,029
	BP Capital Markets plc	2.520%	9/19/22	10,000	9,660
	BP Capital Markets plc	2.500%	11/6/22	16,852	16,217
	BP Capital Markets plc	2.750%	5/10/23	64,532	62,426
	BP Capital Markets plc	3.994%	9/26/23	22,000	22,414
	BP Capital Markets plc	3.216%	11/28/23	29,455	28,899
	BP Capital Markets plc	3.814%	2/10/24	36,910	37,284
	BP Capital Markets plc	3.224%	4/14/24	26,774	26,198
	BP Capital Markets plc	3.535%	11/4/24	40,500	40,285
	BP Capital Markets plc	3.506%	3/17/25	5,125	5,073
	BP Capital Markets plc	3.119%	5/4/26	26,335	25,116
	BP Capital Markets plc	3.017%	1/16/27	13,065	12,395
	BP Capital Markets plc	3.588%	4/14/27	10,000	9,863
	BP Capital Markets plc	3.279%	9/19/27	27,195	26,130
	Buckeye Partners LP	3.950%	12/1/26	3,025	2,760
	Buckeye Partners LP	4.125%	12/1/27	22,550	20,721
	Cenovus Energy Inc.	4.250%	4/15/27	50,000	48,500
	ConocoPhillips Co.	4.950%	3/15/26	80,532	86,387
	Continental Resources Inc.	4.375%	1/15/28	31,400	31,282
	Dominion Energy Gas Holdings LLC	3.600%	12/15/24	25,000	24,458
	Enable Midstream Partners LP	4.950%	5/15/28	18,405	18,446
4,12	Enbridge Energy Partners LP	6.135%	10/1/77	1,110	1,109
	Energy Transfer LP	9.700%	3/15/19	4,432	4,614
	Energy Transfer LP	4.650%	6/1/21	2,130	2,183
	Energy Transfer LP	5.200%	2/1/22	9,605	9,988
	Energy Transfer LP	3.600%	2/1/23	8,439	8,265
	Energy Transfer LP	4.900%	2/1/24	10,046	10,281
	Energy Transfer LP	4.050%	3/15/25	15,988	15,571
	Energy Transfer LP	4.750%	1/15/26	15,223	15,394
	Energy Transfer LP	4.200%	4/15/27	9,665	9,363
	Energy Transfer Partners LP	4.950%	6/15/28	22,605	23,073
	EQT Corp.	3.900%	10/1/27	82,950	78,348
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,000	5,267
	Kinder Morgan Inc.	7.750%	1/15/32	7,820	9,681
	MPLX LP	4.875%	12/1/24	49,105	50,874
10	Patterson-UTI Energy Inc.	3.950%	2/1/28	15,000	14,004
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.875%	3/1/22	6,025	6,364
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.000%	10/1/22	26,484	27,337
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	4.500%	11/1/23	4,036	4,091
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	20,000	21,575
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	9,965	10,628
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	33,870	36,241
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	24,145	26,258
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	16,021	16,542
	Shell International Finance BV	2.375%	8/21/22	29,609	28,678
	Shell International Finance BV	2.250%	1/6/23	10,500	10,042
	Shell International Finance BV	3.400%	8/12/23	10,000	10,028
	Shell International Finance BV	3.250%	5/11/25	68,378	67,110
	Shell International Finance BV	2.875%	5/10/26	28,750	27,377
	Sunoco Logistics Partners Operations LP	4.250%	4/1/24	10,000	9,915
	Sunoco Logistics Partners Operations LP	4.000%	10/1/27	26,507	25,299
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	3,960	4,870
	Total Capital Canada Ltd.	2.750%	7/15/23	14,570	14,155
	Total Capital International SA	2.700%	1/25/23	9,660	9,385

		62

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Total Capital International SA	3.700%	1/15/24	5,000	5,039
	Total Capital International SA	3.750%	4/10/24	7,185	7,258
	TransCanada PipeLines Ltd.	3.800%	10/1/20	4,292	4,340
	TransCanada PipeLines Ltd.	2.500%	8/1/22	8,025	7,703
	TransCanada PipeLines Ltd.	3.750%	10/16/23	19,615	19,662
	TransCanada PipeLines Ltd.	4.875%	1/15/26	35,680	37,417
	TransCanada PipeLines Ltd.	4.250%	5/15/28	37,190	37,682
	Valero Energy Partners LP	4.500%	3/15/28	38,795	38,140
	Williams Partners LP	4.500%	11/15/23	6,133	6,281
	Williams Partners LP	3.900%	1/15/25	5,116	5,038
	Other Industrial (0.3%)
16	Aroundtown SA	1.875%	1/19/26	17,300	19,939
17	Aroundtown SA	3.000%	10/16/29	13,209	16,432
	CBRE Services Inc.	4.875%	3/1/26	10,000	10,329
16	CPI Property Group SA	2.125%	10/4/24	23,736	27,316
10	Hi-Crush Partners LP	9.500%	8/1/26	4,300	4,241
10	Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	20,710	21,357
	Technology (6.0%)
	Apple Inc.	2.150%	2/9/22	6,000	5,810
	Apple Inc.	2.850%	2/23/23	8,490	8,380
	Apple Inc.	2.400%	5/3/23	8,602	8,301
	Apple Inc.	3.000%	2/9/24	64,300	63,117
	Apple Inc.	3.450%	5/6/24	64,000	64,171
	Apple Inc.	2.850%	5/11/24	60,147	58,461
	Apple Inc.	2.750%	1/13/25	58,358	55,982
	Apple Inc.	2.500%	2/9/25	52,463	49,458
	Apple Inc.	3.200%	5/13/25	15,370	15,084
	Apple Inc.	3.250%	2/23/26	78,151	76,761
	Apple Inc.	2.450%	8/4/26	27,739	25,629
	Apple Inc.	3.350%	2/9/27	43,175	42,452
	Apple Inc.	3.200%	5/11/27	27,300	26,524
	Apple Inc.	2.900%	9/12/27	37,990	35,968
	Applied Materials Inc.	3.900%	10/1/25	25,000	25,375
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	29,750	28,786
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	19,450	17,905
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	4,750	4,460
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	36,135	32,701
10	Dell International LLC / EMC Corp.	5.450%	6/15/23	28,545	29,933
10	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	6.020%	6/15/26	63,320	66,970
	DXC Technology Co.	4.250%	4/15/24	9,350	9,313
	DXC Technology Co.	4.750%	4/15/27	10,000	10,142
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	8,500	8,700
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	34,990	35,798
	International Business Machines Corp.	3.625%	2/12/24	37,000	37,197
	Marvell Technology Group Ltd.	4.875%	6/22/28	40,000	40,450
	Microsoft Corp.	2.375%	2/12/22	33,070	32,266
	Microsoft Corp.	2.000%	8/8/23	30,000	28,360
	Microsoft Corp.	2.700%	2/12/25	41,755	40,152
	Microsoft Corp.	3.125%	11/3/25	49,685	48,718
	Microsoft Corp.	2.400%	8/8/26	53,277	49,247
	Microsoft Corp.	3.300%	2/6/27	74,356	73,595
	Oracle Corp.	2.800%	7/8/21	33,000	32,853
	Oracle Corp.	2.500%	5/15/22	17,635	17,187
	Oracle Corp.	2.500%	10/15/22	21,287	20,633
	Oracle Corp.	2.400%	9/15/23	51,877	49,509
	Oracle Corp.	3.400%	7/8/24	22,400	22,271
	Oracle Corp.	2.950%	11/15/24	44,875	43,398
	Oracle Corp.	2.950%	5/15/25	49,591	47,955
	Oracle Corp.	2.650%	7/15/26	52,000	48,610
	Oracle Corp.	3.250%	11/15/27	44,500	43,279
	QUALCOMM Inc.	2.600%	1/30/23	13,330	12,756
	QUALCOMM Inc.	2.900%	5/20/24	95,587	90,770
	QUALCOMM Inc.	3.250%	5/20/27	29,706	28,045

		63

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Tyco Electronics Group SA	4.875%	1/15/21	4,335	4,485
	Tyco Electronics Group SA	3.500%	2/3/22	19,370	19,416
	Tyco Electronics Group SA	3.450%	8/1/24	8,710	8,489
	Tyco Electronics Group SA	3.700%	2/15/26	7,483	7,353
	Tyco Electronics Group SA	3.125%	8/15/27	22,000	20,539
10	Vantiv LLC / Vanity Issuer Corp.	4.375%	11/15/25	14,620	13,798
	Verisk Analytics Inc.	4.000%	6/15/25	16,000	15,707
	VMware Inc.	2.950%	8/21/22	9,720	9,395
	Western Digital Corp.	4.750%	2/15/26	18,000	17,708
	Transportation (2.2%)
10	Air Canada	7.750%	4/15/21	20,731	22,182
4,10	Air Canada 2013-1 Class B Pass Through Trust	5.375%	5/15/21	834	852
4,10	Air Canada 2017-1 Class A Pass Through Trust	3.550%	1/15/30	10,640	9,998
4,10	Air Canada 2017-1 Class AA Pass Through Trust	3.300%	1/15/30	43,625	41,343
4,10	Air Canada 2017-1 Class B Pass Through Trust	3.700%	1/15/26	15,395	14,622
4	American Airlines 2016-3 Class B Pass Through Trust	3.750%	10/15/25	21,831	21,038
4	American Airlines 2017-2B Class B Pass Through Trust	3.700%	10/15/25	24,410	23,409
14	Asciano Finance Ltd.	5.400%	5/12/27	6,680	5,139
14	Aurizon Network Pty Ltd.	4.000%	6/21/24	21,090	15,587
4,10	British Airways 2018-1 Class A Pass Through Trust	4.125%	9/20/31	13,105	12,893
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	16,231	19,542
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	521	545
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	581	610
4	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	3,047	3,172
4	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	4,341	4,433
4	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	6,649	6,735
4	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	5,226	5,226
4	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	915	933
4	CSX Transportation Inc.	6.251%	1/15/23	2,412	2,608
4	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	8,171	8,661
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	31,639	34,365
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	1,857	1,938
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,823	1,841
4	Delta Air Lines 2015-1 Class A Pass Through Trust	3.875%	1/30/29	7,836	7,680
	Delta Air Lines Inc.	4.375%	4/19/28	125,440	121,618
10	ERAC USA Finance LLC	3.850%	11/15/24	8,000	7,960
10	ERAC USA Finance LLC	3.800%	11/1/25	9,000	8,837
4	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	44,730	43,936
4,10	Heathrow Funding Ltd.	4.875%	7/15/23	330	344
	Kansas City Southern	3.125%	6/1/26	42,750	39,171
	Kirby Corp.	4.200%	3/1/28	27,000	26,622
	Norfolk Southern Corp.	5.100%	8/1/18	3,445	3,435
14	Qantas Airways Ltd.	7.500%	6/11/21	21,790	18,010
14	Qantas Airways Ltd.	7.750%	5/19/22	4,780	4,072
	Southwest Airlines Co.	7.375%	3/1/27	4,930	5,930
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.650%	8/1/22	5,187	5,459
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	11,491	12,093
4	Spirit Airlines Class A Pass Through Certificates Series
	2015-1	4.100%	10/1/29	29,291	28,709
4	Spirit Airlines Pass Through Trust 2017-1A	3.650%	2/15/30	29,670	28,327
4	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	4,687	4,734
4	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	2,924	3,099
14	WSO Finance Pty Ltd.	3.500%	7/14/23	10,260	7,629
					8,414,061
Utilities (4.1%)
	Electric (3.9%)
	AEP Transmission Co. LLC	3.100%	12/1/26	10,100	9,669
	Ameren Illinois Co.	2.700%	9/1/22	7,449	7,252
	Ameren Illinois Co.	3.250%	3/1/25	11,680	11,402
	Baltimore Gas & Electric Co.	2.800%	8/15/22	16,840	16,420
	Baltimore Gas & Electric Co.	3.350%	7/1/23	10,627	10,495

		64

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	7,955	7,728
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	47,864	48,324
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	16,025	15,202
	Commonwealth Edison Co.	3.100%	11/1/24	5,790	5,592
	Connecticut Light & Power Co.	2.500%	1/15/23	26,960	25,945
	DTE Electric Co.	3.900%	6/1/21	14,650	14,814
	DTE Electric Co.	2.650%	6/15/22	1,000	970
	Duke Energy Florida LLC	3.200%	1/15/27	8,403	8,118
	Duke Energy Florida LLC	3.800%	7/15/28	14,211	14,304
	Edison International	2.400%	9/15/22	4,500	4,274
10	EDP Finance BV	4.125%	1/15/20	13,664	13,770
10	EDP Finance BV	5.250%	1/14/21	12,300	12,682
10	EDP Finance BV	3.625%	7/15/24	10,885	10,503
	Emera US Finance LP	3.550%	6/15/26	22,000	20,809
10	Enel Finance International NV	2.875%	5/25/22	15,105	14,572
10	Enel Finance International NV	3.625%	5/25/27	31,991	29,729
10	Enel Finance International NV	3.500%	4/6/28	5,000	4,559
	Entergy Arkansas Inc.	3.750%	2/15/21	8,770	8,857
	Entergy Arkansas Inc.	3.050%	6/1/23	7,410	7,234
	Entergy Arkansas Inc.	3.700%	6/1/24	3,318	3,343
	Entergy Arkansas Inc.	3.500%	4/1/26	24,414	23,946
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	12,935	14,175
	Entergy Louisiana LLC	4.800%	5/1/21	12,780	13,077
	Entergy Louisiana LLC	3.300%	12/1/22	6,915	6,830
	Entergy Louisiana LLC	4.050%	9/1/23	6,400	6,542
	Entergy Louisiana LLC	5.400%	11/1/24	8,562	9,318
	Entergy Louisiana LLC	2.400%	10/1/26	14,120	12,743
	Entergy Louisiana LLC	3.120%	9/1/27	18,025	17,131
	Entergy Louisiana LLC	4.950%	1/15/45	9,250	9,326
	Exelon Corp.	3.497%	6/1/22	3,631	3,592
	Exelon Corp.	3.950%	6/15/25	23,652	23,539
	FirstEnergy Corp.	2.850%	7/15/22	20,230	19,518
	FirstEnergy Corp.	4.250%	3/15/23	23,472	23,847
	FirstEnergy Corp.	3.900%	7/15/27	18,380	17,918
10	FirstEnergy Transmission LLC	4.350%	1/15/25	17,035	17,391
	Georgia Power Co.	2.400%	4/1/21	4,735	4,610
	Georgia Power Co.	2.850%	5/15/22	16,559	16,187
	Georgia Power Co.	3.250%	3/30/27	22,090	20,871
	ITC Holdings Corp.	3.250%	6/30/26	9,700	9,104
	ITC Holdings Corp.	3.350%	11/15/27	18,745	17,571
10	Kallpa Generacion SA	4.125%	8/16/27	11,000	10,391
	LG&E & KU Energy LLC	4.375%	10/1/21	9,785	9,989
10	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	23,395	23,375
	MidAmerican Energy Co.	3.700%	9/15/23	5,500	5,535
	NSTAR Electric Co.	2.375%	10/15/22	7,700	7,382
	NSTAR Electric Co.	3.250%	11/15/25	10,000	9,690
	NSTAR Electric Co.	3.200%	5/15/27	16,330	15,639
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	22,322	25,252
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	1,200	1,151
	Pacific Gas & Electric Co.	2.450%	8/15/22	6,500	6,094
	Pacific Gas & Electric Co.	3.250%	6/15/23	30,505	29,622
	Pacific Gas & Electric Co.	3.850%	11/15/23	5,795	5,692
	Pacific Gas & Electric Co.	2.950%	3/1/26	6,561	5,922
	Pacific Gas & Electric Co.	3.300%	12/1/27	58,974	53,967
	Pacific Gas & Electric Co.	6.050%	3/1/34	32,775	35,934
	PacifiCorp	3.600%	4/1/24	14,000	14,051
	PacifiCorp	3.350%	7/1/25	17,720	17,387
	Potomac Electric Power Co.	3.050%	4/1/22	2,270	2,209
	Potomac Electric Power Co.	3.600%	3/15/24	15,690	15,731
	Puget Energy Inc.	5.625%	7/15/22	19,769	20,932
	Puget Energy Inc.	3.650%	5/15/25	13,665	13,288
	Southern California Edison Co.	3.650%	3/1/28	19,380	19,087
	Southern Co.	2.350%	7/1/21	2,307	2,243
	Southwestern Electric Power Co.	3.550%	2/15/22	16,530	16,542

		65

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Southwestern Public Service Co.	3.300%	6/15/24	41,070	40,192
	Tampa Electric Co.	5.400%	5/15/21	13,000	13,632
10	Trans-Allegheny Interstate Line Co.	3.850%	6/1/25	11,000	10,960
	Virginia Electric & Power Co.	3.450%	9/1/22	9,000	8,994
	Virginia Electric & Power Co.	2.750%	3/15/23	4,744	4,602
	Virginia Electric & Power Co.	3.450%	2/15/24	7,000	6,945
	Virginia Electric & Power Co.	3.100%	5/15/25	8,885	8,562
	Virginia Electric & Power Co.	3.150%	1/15/26	7,950	7,672
	Virginia Electric & Power Co.	2.950%	11/15/26	12,185	11,421
	Westar Energy Inc.	2.550%	7/1/26	2,000	1,837
	Westar Energy Inc.	3.100%	4/1/27	5,800	5,515
	Western Massachusetts Electric Co.	3.500%	9/15/21	10,000	10,024
	Natural Gas (0.2%)
10	Engie SA	2.875%	10/10/22	3,480	3,388
	Sempra Energy	4.050%	12/1/23	10,455	10,581
	Sempra Energy	3.400%	2/1/28	42,092	39,794
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	4,125	3,915
	Other Utility (0.0%)
17	Anglian Water Services Financing plc	2.625%	6/15/27	5,384	6,719

					1,175,661

Total Corporate Bonds (Cost $18,643,842)					18,203,911

Sovereign Bonds (7.5%)
10	Abu Dhabi National Energy Co. PJSC	4.875%	4/23/30	9,450	9,623
16	Arab Republic of Egypt	4.750%	4/16/26	4,400	5,030
	Argentine Republic	5.625%	1/26/22	15,118	14,400
	Argentine Republic	7.500%	4/22/26	2,550	2,429
	Argentine Republic	6.875%	1/26/27	16,105	14,696
4	Argentine Republic	2.500%	12/31/38	4,440	2,670
	Argentine Republic	6.875%	1/11/48	1,515	1,197
10	Banco Latinoamericano de Comercio Exterior SA	3.250%	5/7/20	4,000	3,945
10	Banque Ouest Africaine de Developpement	5.000%	7/27/27	4,929	4,770
10	Bermuda	4.138%	1/3/23	2,000	2,027
10	Bermuda	4.854%	2/6/24	1,000	1,034
	Bermuda	4.854%	2/6/24	17,825	18,440
	BOC Aviation Ltd.	3.875%	5/9/19	800	802
10	BOC Aviation Ltd.	2.375%	9/15/21	15,000	14,322
	BOC Aviation Ltd.	3.875%	4/27/26	3,700	3,534
	Cayman Islands	5.950%	11/24/19	500	517
10	CDP Financial Inc.	3.150%	7/24/24	8,000	7,870
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	6,300	6,364
4	City of Buenos Aires	8.950%	2/19/21	2,200	2,247
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	4,000	4,045
10	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	979
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	5,000	5,000
10	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,400	1,433
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,885	5,000
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	29,660	29,843
10	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	3,000	3,021
	Corp. Nacional del Cobre de Chile	4.500%	9/16/25	29,200	29,697
	Development Bank of Kazakhstan JSC	4.125%	12/10/22	1,295	1,276
10,19	Dexia Credit Local SA	1.875%	9/15/21	10,000	9,610
10	Dexia Credit Local SA	2.375%	9/20/22	1,750	1,691
	Emirate of Abu Dhabi	3.125%	10/11/27	45,700	43,032
	Emirate of Abu Dhabi	4.125%	10/11/47	6,800	6,446
4,10	ENA Norte Trust	4.950%	4/25/28	1,356	1,368
	Equinor ASA	3.150%	1/23/22	3,000	2,992
	Equinor ASA	2.450%	1/17/23	3,000	2,888
	Equinor ASA	3.950%	5/15/43	3,191	3,045
10	Export Credit Bank of Turkey	6.125%	5/3/24	12,200	10,917
	Export-Import Bank of China	3.625%	7/31/24	5,000	4,919
	Export-Import Bank of China	3.375%	3/14/27	5,319	5,001

		66

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Export-Import Bank of India	4.000%	1/14/23	8,550	8,449
	Export-Import Bank of India	3.375%	8/5/26	5,000	4,594
10	Export-Import Bank of India	3.875%	2/1/28	9,675	9,205
	Export-Import Bank of Korea	2.875%	9/17/18	3,000	2,999
	Export-Import Bank of Korea	5.125%	6/29/20	17,000	17,517
	Export-Import Bank of Korea	4.000%	1/29/21	1,000	1,011
	Export-Import Bank of Korea	4.375%	9/15/21	2,570	2,621
	Export-Import Bank of Korea	2.750%	1/25/22	2,500	2,425
	Export-Import Bank of Korea	3.000%	11/1/22	45,108	43,741
	Federative Republic of Brazil	5.000%	1/27/45	4,190	3,567
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	27,800	28,880
	Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	7,000	8,017
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	4,800	4,749
	ICBCIL Finance Co. Ltd.	3.000%	4/5/20	3,538	3,486
	ICBCIL Finance Co. Ltd.	3.200%	11/10/20	5,000	4,910
	ICBCIL Finance Co. Ltd.	3.375%	4/5/22	10,000	9,705
	Indian Railway Finance Corp. Ltd.	3.835%	12/13/27	10,000	9,342
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	2,400	2,390
20	Japan Bank for International Cooperation	2.000%	11/4/21	37,500	36,087
	Japan Finance Organization for Municipalities	2.500%	9/12/18	6,200	6,195
10	KazMunayGas National Co. JSC	3.875%	4/19/22	8,600	8,536
10	KazMunayGas National Co. JSC	6.375%	10/24/48	5,400	5,670
10	Kingdom of Saudi Arabia	2.375%	10/26/21	785	755
	Kingdom of Saudi Arabia	2.375%	10/26/21	88,577	85,181
	Kingdom of Saudi Arabia	5.000%	4/17/49	2,450	2,415
16	Kingdom of Spain	1.400%	4/30/28	7,948	9,364
10,16	Kingdom of Spain	2.700%	10/31/48	68,677	83,902
	Korea Development Bank	4.625%	11/16/21	3,285	3,383
10	Korea Western Power Co. Ltd.	2.875%	10/10/18	2,000	1,998
10	Kowloon-Canton Railway Corp.	5.125%	5/20/19	2,500	2,541
	KSA Sukuk Ltd.	2.894%	4/20/22	9,000	8,744
	Nexen Energy ULC	6.200%	7/30/19	2,000	2,059
	North American Development Bank	2.300%	10/10/18	1,500	1,499
	North American Development Bank	2.400%	10/26/22	1,300	1,251
	NTPC Ltd.	4.250%	2/26/26	6,250	6,077
	OCP SA	5.625%	4/25/24	1,520	1,588
10	Ontario Teachers' Cadillac Fairview Properties Trust	3.125%	3/20/22	6,000	5,894
10	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	7,000	6,871
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	10,000	9,993
4	Oriental Republic of Uruguay	5.100%	6/18/50	4,300	4,375
10	Pertamina Persero PT	6.000%	5/3/42	1,000	1,044
	Petrobras Global Finance BV	6.125%	1/17/22	18,738	19,394
	Petrobras Global Finance BV	5.299%	1/27/25	25,240	24,167
	Petrobras Global Finance BV	7.375%	1/17/27	21,700	22,541
	Petroleos Mexicanos	8.000%	5/3/19	33,183	34,259
	Petroleos Mexicanos	5.500%	1/21/21	171,586	176,327
	Petroleos Mexicanos	6.375%	2/4/21	2,695	2,825
	Petroleos Mexicanos	6.875%	8/4/26	28,220	29,827
	Petroleos Mexicanos	6.500%	3/13/27	28,500	28,929
	Petroleos Mexicanos	5.625%	1/23/46	3,800	3,135
	Petroleos Mexicanos	6.750%	9/21/47	9,790	9,077
10,16	Portugal Obrigacoes do Tesouro OT	2.125%	10/17/28	28,400	34,371
	Province of Ontario	4.000%	10/7/19	4,500	4,555
	Republic of Angola	9.375%	5/8/48	4,705	4,987
	Republic of Colombia	10.375%	1/28/33	32,175	50,750
4	Republic of Colombia	5.000%	6/15/45	2,620	2,607
	Republic of Croatia	6.375%	3/24/21	7,250	7,719
16	Republic of Croatia	3.000%	3/20/27	12,582	15,521
	Republic of Guatemala	4.375%	6/5/27	11,485	11,031
	Republic of Hungary	6.250%	1/29/20	69,735	72,955
	Republic of Hungary	6.375%	3/29/21	5,980	6,414
	Republic of Indonesia	4.875%	5/5/21	29,441	30,394
10	Republic of Indonesia	3.700%	1/8/22	3,124	3,120
	Republic of Indonesia	3.750%	4/25/22	87,908	87,725

		67

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of Indonesia	3.375%	4/15/23	3,000	2,914
	Republic of Indonesia	5.375%	10/17/23	6,400	6,768
	Republic of Indonesia	5.875%	1/15/24	34,830	37,667
	Republic of Kazakhstan	4.875%	10/14/44	4,600	4,674
10	Republic of Latvia	2.750%	1/12/20	1,000	994
	Republic of Lithuania	7.375%	2/11/20	30,806	32,806
10	Republic of Lithuania	6.125%	3/9/21	7,400	7,927
	Republic of Lithuania	6.125%	3/9/21	42,564	45,600
	Republic of Panama	9.375%	4/1/29	300	425
	Republic of Panama	8.125%	4/28/34	9,136	12,269
4	Republic of Panama	6.700%	1/26/36	2,400	2,975
	Republic of Poland	5.125%	4/21/21	16,505	17,330
	Republic of Poland	5.000%	3/23/22	10,730	11,321
	Republic of Serbia	5.875%	12/3/18	14,500	14,627
	Republic of Serbia	4.875%	2/25/20	9,000	9,158
	Republic of Serbia	7.250%	9/28/21	14,500	15,857
	Republic of Slovenia	5.500%	10/26/22	36,554	39,545
	Republic of the Philippines	4.200%	1/21/24	4,425	4,541
	Republic of the Philippines	5.500%	3/30/26	20,000	22,350
	Republic of the Philippines	9.500%	2/2/30	4,750	7,012
	Republic of Turkey	7.000%	6/5/20	16,800	17,073
	Republic of Turkey	5.750%	3/22/24	2,500	2,366
	Republic of Turkey	4.875%	10/9/26	1,690	1,449
	Republic of Turkey	5.750%	5/11/47	9,840	7,688
	Russian Federation	5.250%	6/23/47	31,200	30,990
	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	13,170	12,691
10	Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/42	5,000	5,197
	Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/42	8,656	9,046
	Sinopec Group Overseas Development 2013 Ltd.	2.500%	10/17/18	5,310	5,304
10	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,800	1,833
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	34,570	35,251
	Sinopec Group Overseas Development 2014 Ltd.	4.375%	4/10/24	8,650	8,819
	Sinopec Group Overseas Development 2017 Ltd.	2.500%	9/13/22	5,000	4,746
10	Sinopec Group Overseas Development 2017 Ltd.	3.625%	4/12/27	17,500	16,822
	Socialist Republic of Vietnam	6.750%	1/29/20	16,900	17,593
	State of Israel	3.150%	6/30/23	2,000	1,973
	State of Israel	2.875%	3/16/26	3,980	3,779
	State of Israel	4.125%	1/17/48	9,350	9,048
	State of Kuwait	2.750%	3/20/22	19,406	18,928
	State of Qatar	5.250%	1/20/20	40,300	41,445
	State of Qatar	2.375%	6/2/21	775	751
	State of Qatar	3.875%	4/23/23	3,500	3,512
	State of Qatar	4.500%	4/23/28	6,000	6,123
	State of Qatar	5.103%	4/23/48	8,790	8,969
	Sultanate of Oman	6.750%	1/17/48	12,200	11,655
10	Temasek Financial I Ltd.	2.375%	1/23/23	1,000	958
21	United Mexican States	8.000%	12/7/23	2,500,000	135,613
21	United Mexican States	10.000%	12/5/24	152,000	9,064
	YPF SA	8.875%	12/19/18	2,500	2,528

Total Sovereign Bonds (Cost $2,189,681)					2,161,754

Taxable Municipal Bonds (0.1%)
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.420%	5/1/21	4,000	3,952
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.995%	7/1/20	1,250	1,249
	Illinois GO	5.000%	1/1/23	1,835	1,868
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	2.885%	1/1/21	1,000	994
	Johns Hopkins University Maryland GO	5.250%	7/1/19	199	203
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	EGSL	3.220%	2/1/21	2,699	2,701

		68

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
ELL		3.450%	2/1/22	3,121	3,128
New York City NY Transitional Finance Authority Future
Tax Revenue		5.125%	2/1/24	1,500	1,636
New York State Dormitory Authority Revenue
(Employer Assessment)		3.892%	12/1/24	2,000	2,068
Port Authority of New York & New Jersey Revenue		5.859%	12/1/24	2,000	2,277
San Diego County CA Regional Airport Authority
Revenue		3.730%	7/1/21	800	808
San Diego County CA Regional Airport Authority
Revenue		5.594%	7/1/43	6,200	6,782
Sonoma County CA Pension Obligation Revenue		6.000%	12/1/29	4,960	5,662
Texas GO		3.682%	8/1/24	2,000	2,037
University of California Revenue		2.300%	5/15/21	1,000	980

Total Taxable Municipal Bonds (Cost $36,260)					36,345

				Shares

Convertible Preferred Stocks (0.0%)
*,11 Lehman Brothers Holdings Inc. Pfd.		7.250%	Perpetual	8,740	—

Temporary Cash Investment (0.9%)
Money Market Fund (0.9%)
22 Vanguard Market Liquidity Fund (Cost
$274,970)		2.145%		2,749,726	274,973
				Notional
				Amount on
Counterparty				Underlying
		Expiration	Exercise	Swap
		Date	Rate	($000)
Options Purchased (0.0%) [23]
Credit Default Swaptions Purchased (0.0%)
Put Swaptions on CDX-NA-IG-S30-V1 5-
Year Index (Cost $131)	JPMC	8/15/18	65.00%	154,995	28

Total Investments (100.1%) (Cost $29,668,782)					29,026,630
				Notional
				Amount on
				Underlying
		Expiration	Exercise	Swap
Counterparty		Date	Rate	($000)
Liability for Options Written
Written Swaptions on Credit Default Index (0.0%)
Call Swaptions on CDX-NA-IG-S30-V1 5-
Year Index	GSI	8/15/18	67.50%	61,870	(251)
Put Swaptions on CDX-NA-IG-S30-V1 5-
Year Index	GSI	8/15/18	72.50%	61,870	(2)
Put Swaptions on CDX-NA-IG-S30-V1 5-
Year Index	JPMC	9/19/18	75.00%	154,995	(51)
Total Liability for Options Written (Premiums Received $326)					(304)

Other Assets and Liabilities—Net (-0.1%)					(35,217)

Net Assets (100%)					28,991,109

* Non-income-producing security--security in default.

69

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

1 Securities with a value of $5,774,000 have been segregated as collateral for open forward currency contracts and open over-the-counter swap contracts.
2 Securities with a value of $14,394,000 have been segregated as initial margin for open cleared swap contracts.
3 Securities with a value of $50,077,000 have been segregated as initial margin for open futures contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Inverse floating rate Interest-only security whose interest rate is derived by subtracting 1-month USD LIBOR from a given cap.
7 Interest-only security.
8 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
9 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
10 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2018, the aggregate value of these securities was $4,907,551,000, representing 16.9% of net assets.
11 Security value determined using significant unobservable inputs.
12 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
13 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
14 Face amount denominated in Australian dollars.
15 Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.
16 Face amount denominated in euro.
17 Face amount denominated in British pounds.
18 Scheduled principal and interest payments are guaranteed by bank letter of credit.
19 Guaranteed by multiple countries.
20 Guaranteed by the Government of Japan.
21 Face amount denominated in Mexican peso.
22 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
23 Unrealized appreciation (depreciation) on options on futures contracts is required to be treated as realized gain (loss) for tax purposes.
Unrealized appreciation (depreciation) on open credit default swaptions is generally treated the same for financial reporting and tax purposes.
GO—General Obligation Bond.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.
REMICS—Real Estate Mortgage Investment Conduits.

70

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (6.3%)
U.S. Government Securities (4.8%)
	United States Treasury Note/Bond	1.375%	4/30/21	4,200	4,046
	United States Treasury Note/Bond	2.625%	6/30/23	1,000	990
	United States Treasury Note/Bond	2.250%	11/15/24	11,600	11,161
	United States Treasury Note/Bond	2.000%	8/15/25	8,900	8,377
	United States Treasury Note/Bond	1.625%	5/15/26	1,250	1,136
	United States Treasury Note/Bond	1.500%	8/15/26	59,000	52,916
	United States Treasury Note/Bond	2.375%	5/15/27	26,000	24,842
1	United States Treasury Note/Bond	6.125%	8/15/29	20,000	25,900
	United States Treasury Note/Bond	6.250%	5/15/30	2,174	2,877
1,2	United States Treasury Note/Bond	4.500%	2/15/36	215,530	259,612
	United States Treasury Note/Bond	4.750%	2/15/37	9,000	11,232
	United States Treasury Note/Bond	5.000%	5/15/37	6,700	8,613
	United States Treasury Note/Bond	3.500%	2/15/39	5,120	5,486
	United States Treasury Note/Bond	4.250%	5/15/39	600	712
	United States Treasury Note/Bond	4.500%	8/15/39	250	306
	United States Treasury Note/Bond	4.375%	11/15/39	99,100	119,679
	United States Treasury Note/Bond	2.875%	5/15/43	3,100	2,991
	United States Treasury Note/Bond	3.750%	11/15/43	2,500	2,793
	United States Treasury Note/Bond	3.000%	11/15/44	9,210	9,079
2	United States Treasury Note/Bond	2.500%	2/15/45	28,662	25,648
	United States Treasury Note/Bond	2.875%	8/15/45	3,700	3,560
1	United States Treasury Note/Bond	3.000%	11/15/45	40,000	39,412
	United States Treasury Note/Bond	2.500%	2/15/46	26,892	23,989
	United States Treasury Note/Bond	2.250%	8/15/46	19,500	16,459
	United States Treasury Note/Bond	3.000%	2/15/47	11,000	10,833
1,2	United States Treasury Note/Bond	3.000%	5/15/47	41,000	40,353
	United States Treasury Note/Bond	2.750%	11/15/47	42,000	39,316
	United States Treasury Note/Bond	3.000%	2/15/48	15,000	14,766
	United States Treasury Note/Bond	3.125%	5/15/48	30,000	30,263
					797,347
Agency Bonds and Notes (0.3%)
3	Tennessee Valley Authority	5.250%	9/15/39	33,800	41,772
3	Tennessee Valley Authority	4.250%	9/15/65	10,000	11,102
					52,874
Conventional Mortgage-Backed Securities (0.7%)
4,5	Fannie Mae Pool	3.050%	10/1/32	1,745	1,648
4,5	Fannie Mae Pool	3.100%	6/1/32–10/1/32	20,730	19,343
4,5	Fannie Mae Pool	3.180%	9/1/32	10,750	10,110
4,5	Fannie Mae Pool	3.200%	9/1/32	5,660	5,317
4,5	Fannie Mae Pool	3.220%	7/1/32	2,230	2,118
4,5	Fannie Mae Pool	3.230%	7/1/32–8/1/32	5,953	5,668
4,5	Fannie Mae Pool	3.250%	6/1/32	6,115	5,788
4,5	Fannie Mae Pool	3.260%	9/1/32	26,625	25,386
4,5	Fannie Mae Pool	3.300%	7/1/32	1,615	1,561
4,5	Fannie Mae Pool	3.490%	2/1/32	5,695	5,524
§,4,5	Fannie Mae Pool	3.580%	9/1/30	12,810	12,796
§,4,5	Fannie Mae Pool	3.620%	8/1/30	9,055	9,080
§,4,5	Fannie Mae Pool	3.690%	8/1/30	8,625	8,706
					113,045
Nonconventional Mortgage-Backed Securities (0.5%)
4,5	Fannie Mae Pool	3.135%	10/1/32	6,300	5,946
4,5	Fannie Mae REMICS	3.000%	7/25/47	12,564	11,533
4,5,6	Fannie Mae REMICS	3.986%	3/25/46	1,955	322
5,7	Fannie Mae REMICS	4.000%	2/25/48	1,173	284
4,5,6	Fannie Mae REMICS	4.086%	5/25/47	2,750	449
4,5,6	Fannie Mae REMICS	4.136%	10/25/47	1,762	332
5,7	Fannie Mae REMICS	4.500%	9/25/47	912	217
5,7	Fannie Mae REMICS	5.000%	6/25/45	1,254	262
5,7	Fannie Mae REMICS	5.500%	2/25/46	681	148
5,7	Fannie Mae REMICS	6.000%	12/25/47	800	192
5,7	Fannie Mae REMICS 2012-138	4.500%	12/25/42	513	128

		71

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,7	Fannie Mae REMICS 2013-20	4.000%	3/25/43	1,222	268
5,7	Fannie Mae REMICS 2013-39D	4.000%	6/25/42	534	100
5,7	Fannie Mae REMICS 2013-43	4.000%	5/25/43	1,573	343
5,7	Fannie Mae REMICS 2015-22	6.000%	4/25/45	712	166
5,7	Fannie Mae REMICS 2015-28	4.000%	5/25/45	594	136
5,7	Fannie Mae REMICS 2016-3	4.000%	2/25/46	1,353	305
5,7	Fannie Mae REMICS 2016-3	6.000%	2/25/46	630	149
4,5	Freddie Mac REMICS	3.000%	4/15/47	11,716	10,744
5,7	Freddie Mac REMICS	3.500%	12/15/42	2,101	402
5,7			10/15/42–
	Freddie Mac REMICS
		4.000%	12/15/47	1,960	389
4,5,6	Freddie Mac REMICS	4.078%	1/15/42–1/15/45	1,330	206
4,5,6	Freddie Mac REMICS	4.128%	12/15/47	674	121
4	Ginnie Mae REMICS	3.000%	7/20/47–8/20/47	43,243	38,146
7	Ginnie Mae REMICS	3.500%	7/20/42	1,078	182
4,6	Ginnie Mae REMICS	3.564%	8/20/45	1,152	164
7	Ginnie Mae REMICS	4.000%	3/20/42–1/20/48	4,801	1,060
4,6	Ginnie Mae REMICS	4.014%	9/20/46	847	148
4,6			9/20/47–
	Ginnie Mae REMICS
		4.114%	12/20/47	6,192	1,043
7	Ginnie Mae REMICS	4.500%	3/20/43–1/20/48	4,968	1,211
7	Ginnie Mae REMICS	5.000%	2/20/40	1,112	250

					75,346

Total U.S. Government and Agency Obligations (Cost $1,062,823)					1,038,612

Asset-Backed/Commercial Mortgage-Backed Security (0.1%)
4	Public Service New Hampshire Funding LLC 2018-1 (Cost $6,051)	3.814%	2/1/35	6,051	6,043

Corporate Bonds (76.7%)
Finance (19.4%)
	Banking (13.2%)
	Bank of America Corp.	3.248%	10/21/27	14,160	13,169
4	Bank of America Corp.	3.824%	1/20/28	12,200	11,885
4	Bank of America Corp.	3.705%	4/24/28	35,080	33,796
4	Bank of America Corp.	3.970%	3/5/29	6,000	5,864
4	Bank of America Corp.	4.244%	4/24/38	80,790	79,585
	Bank of America Corp.	5.875%	2/7/42	19,230	23,039
4	Bank of America Corp.	4.443%	1/20/48	33,000	33,117
4	Bank of America Corp.	3.946%	1/23/49	75,200	69,698
	Bank of America NA	6.000%	10/15/36	20,450	24,230
	Bank One Corp.	8.000%	4/29/27	27,424	34,160
4	Citigroup Inc.	3.887%	1/10/28	21,905	21,225
4	Citigroup Inc.	3.878%	1/24/39	52,275	48,336
	Citigroup Inc.	4.650%	7/30/45	13,983	14,241
4	Citigroup Inc.	4.281%	4/24/48	18,570	17,972
	Citigroup Inc.	4.650%	7/23/48	3,430	3,485
8	Commonwealth Bank of Australia	3.900%	7/12/47	3,500	3,237
	Cooperatieve Rabobank UA	5.750%	12/1/43	25,781	29,307
8	Credit Suisse Group AG	4.282%	1/9/28	10,000	9,864
4	Goldman Sachs Group Inc.	3.691%	6/5/28	66,500	63,404
4	Goldman Sachs Group Inc.	3.814%	4/23/29	23,695	22,657
4	Goldman Sachs Group Inc.	4.223%	5/1/29	16,545	16,366
	Goldman Sachs Group Inc.	6.125%	2/15/33	38,270	44,585
	Goldman Sachs Group Inc.	6.750%	10/1/37	12,371	14,949
4	Goldman Sachs Group Inc.	4.017%	10/31/38	133,540	125,753
4	Goldman Sachs Group Inc.	4.411%	4/23/39	13,285	13,010
	Goldman Sachs Group Inc.	6.250%	2/1/41	23,149	27,950
	Goldman Sachs Group Inc.	4.800%	7/8/44	15,000	15,467
	Goldman Sachs Group Inc.	4.750%	10/21/45	28,114	28,753
	HSBC Bank USA NA	5.875%	11/1/34	45,205	51,573
	HSBC Bank USA NA	5.625%	8/15/35	22,425	25,031
	HSBC Holdings plc	4.300%	3/8/26	500	505
	HSBC Holdings plc	4.375%	11/23/26	1,505	1,490

		72

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	HSBC Holdings plc	4.041%	3/13/28	1,840	1,811
	HSBC Holdings plc	7.625%	5/17/32	21,200	27,015
	HSBC Holdings plc	6.500%	9/15/37	36,245	43,949
	HSBC Holdings plc	6.800%	6/1/38	58,749	73,494
	HSBC Holdings plc	6.100%	1/14/42	12,220	14,954
4	HSBC Holdings plc	6.000%	11/22/65	685	663
4	HSBC Holdings plc	6.500%	9/23/66	8,245	8,088
8	ICICI Bank Ltd.	3.800%	12/14/27	3,800	3,457
4	JPMorgan Chase & Co.	4.203%	7/23/29	23,255	23,298
	JPMorgan Chase & Co.	6.400%	5/15/38	59,415	74,358
4	JPMorgan Chase & Co.	3.882%	7/24/38	65,990	61,615
	JPMorgan Chase & Co.	5.500%	10/15/40	20,955	24,066
	JPMorgan Chase & Co.	5.600%	7/15/41	11,247	13,004
4	JPMorgan Chase & Co.	4.260%	2/22/48	51,885	50,048
4	JPMorgan Chase & Co.	4.032%	7/24/48	39,500	36,820
4	JPMorgan Chase & Co.	3.964%	11/15/48	72,910	67,015
4	JPMorgan Chase & Co.	3.897%	1/23/49	52,000	47,535
4	Morgan Stanley	3.737%	4/24/24	13,755	13,660
	Morgan Stanley	3.875%	1/27/26	10,000	9,856
4	Morgan Stanley	3.772%	1/24/29	24,285	23,277
	Morgan Stanley	7.250%	4/1/32	29,820	38,262
4	Morgan Stanley	3.971%	7/22/38	83,445	78,350
	Morgan Stanley	6.375%	7/24/42	33,880	42,670
	Morgan Stanley	4.300%	1/27/45	39,380	38,103
	Morgan Stanley	4.375%	1/22/47	48,245	47,427
4	Royal Bank of Scotland Group plc	4.892%	5/18/29	3,670	3,684
	Wachovia Corp.	5.500%	8/1/35	2,400	2,591
4	Wells Fargo & Co.	3.584%	5/22/28	24,915	23,900
	Wells Fargo & Co.	5.375%	11/2/43	55,167	60,281
	Wells Fargo & Co.	5.606%	1/15/44	141,958	159,771
	Wells Fargo & Co.	4.650%	11/4/44	15,937	15,720
	Wells Fargo & Co.	4.900%	11/17/45	21,035	21,576
	Wells Fargo & Co.	4.400%	6/14/46	34,020	32,437
	Wells Fargo & Co.	4.750%	12/7/46	66,679	67,289
	Wells Fargo Bank NA	6.600%	1/15/38	500	631
8	Woori Bank	5.125%	8/6/28	200	199
	Brokerage (0.2%)
8	Apollo Management Holdings LP	5.000%	3/15/48	9,550	9,219
8	FMR LLC	6.450%	11/15/39	16,010	20,003
	Finance Companies (1.3%)
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	227,404	221,098

	Insurance (4.7%)
	ACE Capital Trust II	9.700%	4/1/30	7,050	9,859
	Aetna Inc.	4.125%	11/15/42	24,995	22,984
	Aetna Inc.	3.875%	8/15/47	13,450	12,015
	Aon plc	4.750%	5/15/45	3,000	2,985
8	AXA Equitable Holdings Inc.	4.350%	4/20/28	2,220	2,170
8	AXA Equitable Holdings Inc.	5.000%	4/20/48	4,300	4,114
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	1,935	2,325
	Berkshire Hathaway Inc.	4.500%	2/11/43	58,057	61,075
9	Chubb INA Holdings Inc.	2.500%	3/15/38	1,772	2,099
	Chubb INA Holdings Inc.	4.350%	11/3/45	15,000	15,303
8	Jackson National Life Insurance Co.	8.150%	3/15/27	200	249
	Marsh & McLennan Cos. Inc.	5.875%	8/1/33	1,600	1,868
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	14,595	14,518
8	Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	4,370	6,753
8	Massachusetts Mutual Life Insurance Co.	4.500%	4/15/65	310	286
8	Massachusetts Mutual Life Insurance Co.	4.900%	4/1/77	15,838	15,618
	MetLife Inc.	4.125%	8/13/42	49,795	47,401
	MetLife Inc.	4.875%	11/13/43	15,000	15,884
	MetLife Inc.	4.050%	3/1/45	8,365	7,905
	MetLife Inc.	4.600%	5/13/46	9,700	9,877

		73

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
8	Metropolitan Life Insurance Co.	7.800%	11/1/25	23,750	28,976
8	Nationwide Mutual Insurance Co.	9.375%	8/15/39	26,031	40,595
8	Nationwide Mutual Insurance Co.	4.950%	4/22/44	13,215	13,291
8	New York Life Insurance Co.	5.875%	5/15/33	46,585	55,266
8	Northwestern Mutual Life Insurance Co.	6.063%	3/30/40	19,090	23,586
8	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	8,944	8,154
4,8	Pacific Life Insurance Co.	4.300%	10/24/67	7,830	7,138
	Progressive Corp.	4.125%	4/15/47	4,615	4,443
	Progressive Corp.	4.200%	3/15/48	6,250	6,096
	Prudential Financial Inc.	5.700%	12/14/36	2,031	2,319
	Prudential Financial Inc.	4.600%	5/15/44	5,000	5,058
4	Prudential Financial Inc.	5.375%	5/15/45	135	134
	Prudential Financial Inc.	3.905%	12/7/47	19,374	17,892
	Prudential Financial Inc.	3.935%	12/7/49	17,974	16,560
8	Securian Financial Group Inc.	4.800%	4/15/48	8,211	8,134
8	Swiss Re Treasury US Corp.	4.250%	12/6/42	13,645	13,381
8	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	2,250	2,390
	Travelers Cos. Inc.	6.750%	6/20/36	500	648
	UnitedHealth Group Inc.	4.625%	7/15/35	17,955	19,137
	UnitedHealth Group Inc.	5.800%	3/15/36	49,846	59,753
	UnitedHealth Group Inc.	6.500%	6/15/37	1,100	1,420
	UnitedHealth Group Inc.	6.625%	11/15/37	800	1,043
	UnitedHealth Group Inc.	6.875%	2/15/38	18,457	24,569
	UnitedHealth Group Inc.	4.375%	3/15/42	25,000	25,782
	UnitedHealth Group Inc.	4.750%	7/15/45	50,840	55,215
	UnitedHealth Group Inc.	4.250%	4/15/47	31,500	31,952
	UnitedHealth Group Inc.	3.750%	10/15/47	29,705	27,515
	UnitedHealth Group Inc.	4.250%	6/15/48	13,040	13,330
	Real Estate Investment Trusts (0.0%)
	Federal Realty Investment Trust	4.500%	12/1/44	1,000	1,006
9	Prologis Euro Finance LLC	1.875%	1/5/29	285	332
	Simon Property Group LP	4.250%	10/1/44	3,755	3,649
					3,202,949
Industrial (43.7%)
	Basic Industry (0.7%)
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	16,000	16,036
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	36,820	41,865
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	375	371
8	Eagle Intermediate Global Holding BV/Ruyi US Finance
	LLC	7.500%	5/1/25	950	943
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	20,335	23,033
	Rio Tinto Finance USA plc	4.750%	3/22/42	1,400	1,502
	Rio Tinto Finance USA plc	4.125%	8/21/42	40,840	40,446
	Capital Goods (3.4%)
	3M Co.	3.125%	9/19/46	15,000	12,841
	3M Co.	3.625%	10/15/47	10,345	9,805
8	BBA US Holdings Inc.	5.375%	5/1/26	480	482
8	Berry Global Inc.	4.500%	2/15/26	375	349
	Boeing Co.	6.125%	2/15/33	13,565	16,890
	Boeing Co.	3.550%	3/1/38	15,725	15,116
	Boeing Co.	6.875%	3/15/39	6,420	8,902
	Boeing Co.	5.875%	2/15/40	3,940	4,952
	Boeing Co.	7.875%	4/15/43	5,900	8,696
	Boeing Co.	3.625%	3/1/48	7,275	6,922
	Caterpillar Inc.	6.050%	8/15/36	3,082	3,806
	Caterpillar Inc.	3.803%	8/15/42	36,112	34,574
	Caterpillar Inc.	4.750%	5/15/64	15,639	16,385
	Deere & Co.	7.125%	3/3/31	13,500	17,484
	Deere & Co.	3.900%	6/9/42	5,000	4,884
	Emerson Electric Co.	5.250%	11/15/39	1,000	1,142
	General Electric Co.	6.750%	3/15/32	41,214	50,864
9	General Electric Co.	2.125%	5/17/37	2,829	3,079
	General Electric Co.	5.875%	1/14/38	20,823	23,940

		74

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	General Electric Co.	4.125%	10/9/42	11,875	10,959
	General Electric Co.	4.500%	3/11/44	37,610	36,825
	John Deere Capital Corp.	3.450%	6/7/23	11,185	11,171
	Lockheed Martin Corp.	3.600%	3/1/35	5,870	5,490
	Lockheed Martin Corp.	4.070%	12/15/42	10,120	9,871
	Lockheed Martin Corp.	3.800%	3/1/45	13,625	12,730
	Lockheed Martin Corp.	4.090%	9/15/52	20,857	20,138
8	Mueller Water Products Inc.	5.500%	6/15/26	1,470	1,479
	Raytheon Co.	4.700%	12/15/41	37,524	41,307
	United Technologies Corp.	5.400%	5/1/35	6,500	7,140
	United Technologies Corp.	6.125%	7/15/38	52,575	62,564
	United Technologies Corp.	5.700%	4/15/40	20,900	24,088
	United Technologies Corp.	4.500%	6/1/42	19,110	19,241
	United Technologies Corp.	4.150%	5/15/45	2,560	2,455
	United Technologies Corp.	3.750%	11/1/46	30,415	27,177
	United Technologies Corp.	4.050%	5/4/47	36,615	34,689
	Communication (4.0%)
	21st Century Fox America Inc.	7.900%	12/1/95	2,975	4,330
	America Movil SAB de CV	6.125%	3/30/40	28,925	33,964
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	4.200%	3/15/28	10,000	9,581
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	5.375%	5/1/47	4,500	4,308
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	5.750%	4/1/48	3,865	3,892
	Comcast Corp.	5.650%	6/15/35	40,124	44,878
	Comcast Corp.	6.500%	11/15/35	18,600	22,680
	Comcast Corp.	3.200%	7/15/36	16,810	14,343
	Comcast Corp.	3.900%	3/1/38	29,335	27,313
	Comcast Corp.	6.400%	5/15/38	3,545	4,290
	Comcast Corp.	4.500%	1/15/43	1,250	1,205
	Comcast Corp.	4.750%	3/1/44	55,670	56,247
	Comcast Corp.	4.600%	8/15/45	17,375	17,190
	Comcast Corp.	3.400%	7/15/46	20,295	16,708
	Comcast Corp.	4.000%	8/15/47	18,875	17,282
	Comcast Corp.	3.969%	11/1/47	83,688	75,616
	Comcast Corp.	4.000%	3/1/48	38,180	34,784
	Comcast Corp.	3.999%	11/1/49	37,466	33,867
	Comcast Corp.	4.049%	11/1/52	19,973	17,962
8	Cox Communications Inc.	6.450%	12/1/36	9,000	9,804
8	Cox Communications Inc.	8.375%	3/1/39	13,850	18,123
	NBCUniversal Media LLC	5.950%	4/1/41	17,035	19,774
	NBCUniversal Media LLC	4.450%	1/15/43	22,650	21,609
	Qwest Corp.	6.875%	9/15/33	1,699	1,603
	T-Mobile USA Inc.	4.500%	2/1/26	720	677
	T-Mobile USA Inc.	4.750%	2/1/28	450	417
	Thomson Reuters Corp.	5.850%	4/15/40	2,000	2,167
	Time Warner Cable LLC	6.550%	5/1/37	16,975	18,643
	Verizon Communications Inc.	4.500%	8/10/33	11,370	11,272
	Verizon Communications Inc.	5.250%	3/16/37	17,950	19,251
	Verizon Communications Inc.	4.125%	8/15/46	15,375	13,844
	Verizon Communications Inc.	4.862%	8/21/46	15,125	15,146
	Viacom Inc.	4.375%	3/15/43	9,055	7,854
	Viacom Inc.	5.850%	9/1/43	2,060	2,137
	Vodafone Group plc	4.125%	5/30/25	34,600	34,629
	Walt Disney Co.	7.550%	7/15/93	15,750	18,517
	Consumer Cyclical (6.1%)
	Alibaba Group Holding Ltd.	4.000%	12/6/37	28,770	26,960
	Alibaba Group Holding Ltd.	4.200%	12/6/47	46,490	43,582
	Alibaba Group Holding Ltd.	4.400%	12/6/57	29,105	27,257
	Amazon.com Inc.	3.875%	8/22/37	71,400	70,660
	Amazon.com Inc.	4.950%	12/5/44	2,000	2,264
	Amazon.com Inc.	4.050%	8/22/47	70,925	70,411

		75

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Amazon.com Inc.	4.250%	8/22/57	43,390	43,864
8	Boyd Gaming Corp.	6.000%	8/15/26	425	427
	Cummins Inc.	4.875%	10/1/43	1,000	1,098
	Daimler Finance North America LLC	8.500%	1/18/31	265	373
	General Motors Co.	5.150%	4/1/38	8,100	7,789
	GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	480	488
	Harley-Davidson Inc.	4.625%	7/28/45	4,000	3,762
8	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	1,545	1,545
	Hilton Worldwide Finance LLC / Hilton Worldwide
	Finance Corp.	4.875%	4/1/27	410	399
	Home Depot Inc.	5.875%	12/16/36	40,575	50,105
	Home Depot Inc.	5.400%	9/15/40	1,000	1,182
	Home Depot Inc.	5.950%	4/1/41	22,170	27,804
	Home Depot Inc.	4.200%	4/1/43	6,035	6,118
	Home Depot Inc.	4.875%	2/15/44	66,510	74,060
	Home Depot Inc.	4.400%	3/15/45	12,900	13,523
	Home Depot Inc.	4.250%	4/1/46	20,015	20,575
	Home Depot Inc.	3.500%	9/15/56	5,920	5,197
	Lowe's Companies, Inc.	4.650%	4/15/42	1,250	1,313
	Lowe's Companies, Inc.	4.250%	9/15/44	800	791
	Lowe's Companies, Inc.	4.375%	9/15/45	1,000	1,015
	Lowe's Companies, Inc.	3.700%	4/15/46	53,780	49,151
	Lowe's Companies, Inc.	4.050%	5/3/47	42,885	41,535
	Mastercard Inc.	3.950%	2/26/48	25,075	25,294
	McDonald's Corp.	3.700%	1/30/26	5,190	5,180
	McDonald's Corp.	6.300%	3/1/38	16,940	20,723
	MGM Resorts International	5.750%	6/15/25	1,250	1,259
	NIKE Inc.	3.625%	5/1/43	30,604	28,355
	NIKE Inc.	3.875%	11/1/45	25,000	24,040
	NIKE Inc.	3.375%	11/1/46	13,090	11,591
	Target Corp.	7.000%	1/15/38	1,100	1,447
	Target Corp.	4.000%	7/1/42	500	485
	Target Corp.	3.625%	4/15/46	700	636
	Visa Inc.	4.150%	12/14/35	21,915	22,903
	Visa Inc.	4.300%	12/14/45	39,960	42,128
	Visa Inc.	3.650%	9/15/47	32,445	31,041
	Walmart Inc.	3.700%	6/26/28	25,000	25,206
	Walmart Inc.	3.950%	6/28/38	41,085	41,408
	Walmart Inc.	5.625%	4/1/40	1,890	2,309
	Walmart Inc.	4.875%	7/8/40	2,000	2,241
	Walmart Inc.	5.000%	10/25/40	1,700	1,951
	Walmart Inc.	5.625%	4/15/41	3,850	4,736
	Walmart Inc.	4.000%	4/11/43	1,400	1,399
	Walmart Inc.	3.625%	12/15/47	70,485	66,960
	Walmart Inc.	4.050%	6/29/48	42,970	43,698
	Consumer Noncyclical (14.5%)
	Altria Group Inc.	4.250%	8/9/42	7,100	6,718
	Altria Group Inc.	4.500%	5/2/43	2,380	2,327
	Altria Group Inc.	5.375%	1/31/44	51,770	56,737
	Altria Group Inc.	3.875%	9/16/46	56,370	50,838
	AmerisourceBergen Corp.	4.300%	12/15/47	6,500	5,791
	Anheuser-Busch Cos. LLC	6.750%	12/15/27	400	476
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	110,120	113,134
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	25,208	23,026
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	161,615	168,548
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	33,800	33,543
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	27,675	39,695
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	9,220	12,982
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	1,000	1,051
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	33,995	30,176
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	67,205	67,496
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	40,638	39,816
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	43,080	43,363

		76

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
8	Aramark Services Inc.	5.000%	2/1/28	1,425	1,372
	Ascension Health	3.945%	11/15/46	15,385	14,955
4	Ascension Health	4.847%	11/15/53	8,855	9,767
	AstraZeneca plc	6.450%	9/15/37	30,775	38,552
8	BAT Capital Corp.	4.390%	8/15/37	12,500	11,984
8	Bayer US Finance II LLC	3.950%	4/15/45	12,300	11,021
8	Bayer US Finance II LLC	4.700%	7/15/64	19,565	17,916
	Bristol-Myers Squibb Co.	4.500%	3/1/44	17,500	18,537
	Campbell Soup Co.	4.800%	3/15/48	4,500	4,083
8	Cargill Inc.	4.760%	11/23/45	39,699	43,681
4	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	19,000	17,652
	Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	500	516
	City of Hope	5.623%	11/15/43	2,000	2,394
	Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	6,894	7,164
	Colgate-Palmolive Co.	3.700%	8/1/47	20,240	19,029
	CVS Health Corp.	4.780%	3/25/38	15,070	15,127
	CVS Health Corp.	5.050%	3/25/48	30,850	31,962
	Dignity Health California GO	4.500%	11/1/42	21,483	20,291
	Dignity Health California GO	5.267%	11/1/64	9,240	9,198
	Eli Lilly & Co.	3.700%	3/1/45	27,130	25,665
	Gilead Sciences Inc.	2.950%	3/1/27	10,000	9,383
	Gilead Sciences Inc.	4.600%	9/1/35	24,025	24,911
	Gilead Sciences Inc.	4.000%	9/1/36	20,000	19,342
	Gilead Sciences Inc.	5.650%	12/1/41	12,977	15,009
	Gilead Sciences Inc.	4.800%	4/1/44	19,560	20,499
	Gilead Sciences Inc.	4.500%	2/1/45	27,930	28,328
	Gilead Sciences Inc.	4.750%	3/1/46	26,920	28,359
	Gilead Sciences Inc.	4.150%	3/1/47	32,055	30,946
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	41,765	42,359
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	15,000	17,230
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	37,680	48,978
8	Hologic Inc.	4.625%	2/1/28	850	802
	Johnson & Johnson	3.550%	3/1/36	47,310	45,845
	Johnson & Johnson	3.625%	3/3/37	40,815	39,907
	Johnson & Johnson	3.400%	1/15/38	43,125	40,809
	Johnson & Johnson	4.500%	12/5/43	5,725	6,214
	Johnson & Johnson	3.700%	3/1/46	21,545	20,881
	Johnson & Johnson	3.750%	3/3/47	10,000	9,772
	Kaiser Foundation Hospitals	4.875%	4/1/42	12,365	13,623
	Kaiser Foundation Hospitals	4.150%	5/1/47	23,225	23,369
	Kimberly-Clark Corp.	6.625%	8/1/37	4,800	6,371
	Kimberly-Clark Corp.	3.200%	7/30/46	4,700	4,033
4	Mayo Clinic	3.774%	11/15/43	12,595	12,009
	Mead Johnson Nutrition Co.	4.600%	6/1/44	8,000	8,279
	Medtronic Inc.	4.375%	3/15/35	44,113	46,036
	Medtronic Inc.	6.500%	3/15/39	21,200	27,490
	Medtronic Inc.	5.550%	3/15/40	4,600	5,438
	Medtronic Inc.	4.500%	3/15/42	9,000	9,370
	Medtronic Inc.	4.625%	3/15/44	2,000	2,138
	Medtronic Inc.	4.625%	3/15/45	89,925	97,792
	Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	13,405	15,116
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	355	351
	Merck & Co. Inc.	3.600%	9/15/42	4,900	4,640
	Merck & Co. Inc.	4.150%	5/18/43	6,880	7,137
	Merck & Co. Inc.	3.700%	2/10/45	77,020	74,083
	New York & Presbyterian Hospital	4.024%	8/1/45	19,585	19,209
	New York & Presbyterian Hospital	4.063%	8/1/56	3,000	2,932
	New York & Presbyterian Hospital	4.763%	8/1/16	10,000	10,001
	North Shore-Long Island Jewish Health Care Inc.
	Revenue	4.800%	11/1/42	1,100	1,123
	Northwell Healthcare Inc.	3.979%	11/1/46	2,000	1,810
	Northwell Healthcare Inc.	4.260%	11/1/47	3,340	3,148
	Novartis Capital Corp.	4.400%	5/6/44	24,840	26,582
	NYU Hospitals Center	4.784%	7/1/44	2,000	2,156

		77

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PepsiCo Inc.	5.500%	1/15/40	20,915	25,020
	PepsiCo Inc.	4.875%	11/1/40	10,375	11,472
	PepsiCo Inc.	4.000%	3/5/42	16,372	16,119
	PepsiCo Inc.	3.600%	8/13/42	1,000	938
	PepsiCo Inc.	4.450%	4/14/46	20,000	21,176
	PepsiCo Inc.	3.450%	10/6/46	32,440	29,222
	PepsiCo Inc.	4.000%	5/2/47	22,305	21,956
	Pfizer Inc.	7.200%	3/15/39	34,912	49,005
	Pfizer Inc.	4.300%	6/15/43	7,780	7,968
	Pfizer Inc.	4.400%	5/15/44	8,615	9,148
	Pfizer Inc.	4.125%	12/15/46	12,650	12,975
	Philip Morris International Inc.	6.375%	5/16/38	34,215	41,692
	Philip Morris International Inc.	4.500%	3/20/42	5,000	4,957
	Philip Morris International Inc.	3.875%	8/21/42	4,620	4,217
	Philip Morris International Inc.	4.125%	3/4/43	20,170	19,109
	Philip Morris International Inc.	4.875%	11/15/43	22,455	23,406
	Philip Morris International Inc.	4.250%	11/10/44	37,135	35,991
	Procter & Gamble Co.	3.500%	10/25/47	36,505	33,299
4	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	5,675	5,239
4	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	6,985	6,688
8	SC Johnson & Son Inc.	4.000%	5/15/43	21,645	21,135
	Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	1,000	1,100
	Wyeth LLC	6.500%	2/1/34	1,310	1,652
	Wyeth LLC	6.000%	2/15/36	4,392	5,395
	Wyeth LLC	5.950%	4/1/37	67,685	82,674
	Energy (3.7%)
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.200%	12/1/47	4,145	4,124
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor
	Inc.	4.080%	12/15/47	13,479	12,385
	Canadian Natural Resources Ltd.	7.200%	1/15/32	820	1,008
	Cenovus Energy Inc.	4.450%	9/15/42	4,000	3,550
	ConocoPhillips	7.000%	3/30/29	9,550	11,663
	ConocoPhillips	5.900%	10/15/32	1,400	1,633
	ConocoPhillips	5.900%	5/15/38	1,000	1,204
	ConocoPhillips	6.500%	2/1/39	62,316	80,170
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,500	1,820
	ConocoPhillips Co.	4.300%	11/15/44	11,330	11,599
	ConocoPhillips Co.	5.950%	3/15/46	27,300	34,781
	Dominion Energy Gas Holdings LLC	4.800%	11/1/43	1,575	1,586
	Energy Transfer LP	6.050%	6/1/41	780	805
	Energy Transfer LP	5.300%	4/15/47	2,320	2,202
	Energy Transfer Partners LP	6.000%	6/15/48	1,910	1,997
	Exxon Mobil Corp.	3.567%	3/6/45	12,625	11,823
	Exxon Mobil Corp.	4.114%	3/1/46	45,770	47,012
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	65	63
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	165	160
	Kinder Morgan Inc.	7.750%	1/15/32	395	489
	Occidental Petroleum Corp.	4.400%	4/15/46	22,385	22,923
	Petro-Canada	6.800%	5/15/38	19,388	24,919
	Shell International Finance BV	4.125%	5/11/35	30,515	31,240
	Shell International Finance BV	6.375%	12/15/38	4,300	5,600
	Shell International Finance BV	5.500%	3/25/40	13,990	16,648
	Shell International Finance BV	4.550%	8/12/43	18,195	19,381
	Shell International Finance BV	4.375%	5/11/45	53,555	55,845
	Shell International Finance BV	4.000%	5/10/46	45,240	44,716
	Shell International Finance BV	3.750%	9/12/46	41,115	38,727
	Spectra Energy Partners LP	5.950%	9/25/43	3,000	3,368
	Spectra Energy Partners LP	4.500%	3/15/45	1,515	1,436
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	195	240
	TransCanada PipeLines Ltd.	4.625%	3/1/34	25,000	25,180
	TransCanada PipeLines Ltd.	6.200%	10/15/37	5,630	6,658
	TransCanada PipeLines Ltd.	7.625%	1/15/39	37,230	49,715
	TransCanada PipeLines Ltd.	6.100%	6/1/40	16,675	19,437

		78

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	TransCanada PipeLines Ltd.	5.000%	10/16/43	8,000	8,232
	TransCanada PipeLines Ltd.	4.875%	5/15/48	6,000	6,263
	Other Industrial (0.3%)
9	Aroundtown SA	1.875%	1/19/26	900	1,037
9	CPI Property Group SA	2.125%	10/4/24	1,200	1,381
8	Hi-Crush Partners LP	9.500%	8/1/26	425	419
4	Massachusetts Institute of Technology GO	3.959%	7/1/38	25,200	25,557
	Massachusetts Institute of Technology GO	5.600%	7/1/11	1,100	1,413
	Massachusetts Institute of Technology GO	3.885%	7/1/16	18,335	16,814
8	President & Fellows of Harvard College Massachusetts
	GO	6.500%	1/15/39	3,865	5,344
	Technology (8.7%)
	Apple Inc.	4.500%	2/23/36	15,000	16,250
	Apple Inc.	3.850%	5/4/43	38,205	36,826
	Apple Inc.	3.450%	2/9/45	38,360	34,681
	Apple Inc.	4.375%	5/13/45	45,875	47,814
	Apple Inc.	4.650%	2/23/46	76,562	83,571
	Apple Inc.	3.850%	8/4/46	42,559	41,053
	Apple Inc.	4.250%	2/9/47	39,230	40,195
	Apple Inc.	3.750%	9/12/47	2,475	2,360
	Apple Inc.	3.750%	11/13/47	25,000	23,873
	Applied Materials Inc.	5.100%	10/1/35	100	112
	Applied Materials Inc.	5.850%	6/15/41	6,695	8,109
	Applied Materials Inc.	4.350%	4/1/47	18,945	19,448
	Cisco Systems Inc.	5.900%	2/15/39	36,695	45,846
	Cisco Systems Inc.	5.500%	1/15/40	11,338	13,739
	Intel Corp.	4.800%	10/1/41	1,000	1,099
	Intel Corp.	4.100%	5/19/46	18,330	18,511
	Intel Corp.	4.100%	5/11/47	30,360	30,663
	Intel Corp.	3.734%	12/8/47	57,279	54,376
	International Business Machines Corp.	4.000%	6/20/42	14,900	14,601
	International Business Machines Corp.	4.700%	2/19/46	8,000	8,826
	Microsoft Corp.	3.500%	2/12/35	7,835	7,593
	Microsoft Corp.	3.450%	8/8/36	32,325	31,011
	Microsoft Corp.	4.100%	2/6/37	46,065	47,873
	Microsoft Corp.	4.500%	10/1/40	1,900	2,055
	Microsoft Corp.	5.300%	2/8/41	1,500	1,789
	Microsoft Corp.	3.500%	11/15/42	1,750	1,651
	Microsoft Corp.	3.750%	5/1/43	10,000	9,743
	Microsoft Corp.	4.875%	12/15/43	500	574
	Microsoft Corp.	3.750%	2/12/45	74,350	73,087
	Microsoft Corp.	4.450%	11/3/45	70,670	77,370
	Microsoft Corp.	3.700%	8/8/46	65,330	63,519
	Microsoft Corp.	4.250%	2/6/47	66,743	71,186
	Microsoft Corp.	4.000%	2/12/55	10,075	10,128
	Microsoft Corp.	4.750%	11/3/55	50,365	57,402
	Microsoft Corp.	3.950%	8/8/56	46,076	46,051
	Microsoft Corp.	4.500%	2/6/57	4,900	5,366
	Oracle Corp.	3.900%	5/15/35	2,100	2,069
	Oracle Corp.	3.850%	7/15/36	5,250	5,109
	Oracle Corp.	6.500%	4/15/38	44,400	57,971
	Oracle Corp.	6.125%	7/8/39	12,129	15,158
	Oracle Corp.	5.375%	7/15/40	49,740	57,420
	Oracle Corp.	4.125%	5/15/45	23,450	23,307
	Oracle Corp.	4.000%	7/15/46	74,945	73,061
	Oracle Corp.	4.000%	11/15/47	35,795	34,636
	Oracle Corp.	4.375%	5/15/55	25,000	25,009
	QUALCOMM Inc.	4.650%	5/20/35	7,950	7,993
	QUALCOMM Inc.	4.800%	5/20/45	500	501
	QUALCOMM Inc.	4.300%	5/20/47	23,245	21,950
8	Tencent Holdings Ltd.	3.595%	1/19/28	26,555	25,291
8	Tencent Holdings Ltd.	3.925%	1/19/38	27,410	25,354
	Verisk Analytics Inc.	5.500%	6/15/45	2,000	2,046

		79

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Western Digital Corp.	4.750%	2/15/26	900	885
Transportation (2.3%)
Burlington Northern Santa Fe LLC	7.950%	8/15/30	3,728	5,013
Burlington Northern Santa Fe LLC	5.750%	5/1/40	15,000	18,100
Burlington Northern Santa Fe LLC	5.050%	3/1/41	6,000	6,739
Burlington Northern Santa Fe LLC	4.950%	9/15/41	2,266	2,509
Burlington Northern Santa Fe LLC	4.400%	3/15/42	24,790	25,602
Burlington Northern Santa Fe LLC	4.375%	9/1/42	31,150	32,163
Burlington Northern Santa Fe LLC	4.450%	3/15/43	11,200	11,679
Burlington Northern Santa Fe LLC	5.150%	9/1/43	2,000	2,223
Burlington Northern Santa Fe LLC	4.900%	4/1/44	24,560	27,203
Burlington Northern Santa Fe LLC	4.550%	9/1/44	43,085	45,459
Burlington Northern Santa Fe LLC	4.150%	4/1/45	12,335	12,295
Burlington Northern Santa Fe LLC	3.900%	8/1/46	7,265	7,025
Burlington Northern Santa Fe LLC	4.125%	6/15/47	11,910	11,980
Burlington Northern Santa Fe LLC	4.050%	6/15/48	3,265	3,243
Canadian National Railway Co.	3.650%	2/3/48	25,000	23,493
Norfolk Southern Corp.	5.100%	8/1/18	725	723
Union Pacific Corp.	3.375%	2/1/35	6,200	5,630
Union Pacific Corp.	4.050%	3/1/46	10,045	9,673
Union Pacific Corp.	4.000%	4/15/47	11,500	11,156
Union Pacific Corp.	3.799%	10/1/51	28,550	25,799
Union Pacific Corp.	4.375%	11/15/65	29,995	28,257
Union Pacific Corp.	4.100%	9/15/67	15,550	13,772
United Parcel Service Inc.	6.200%	1/15/38	14,700	18,400
United Parcel Service Inc.	4.875%	11/15/40	2,700	2,941
United Parcel Service Inc.	3.625%	10/1/42	5,820	5,332
United Parcel Service Inc.	3.750%	11/15/47	16,000	14,930
				7,188,741
Utilities (13.6%)
Electric (13.4%)
AEP Texas Inc.	3.800%	10/1/47	2,455	2,287
AEP Transmission Co. LLC	4.000%	12/1/46	2,615	2,537
AEP Transmission Co. LLC	3.750%	12/1/47	33,965	31,509
Alabama Power Co.	6.000%	3/1/39	4,875	5,930
Alabama Power Co.	5.500%	3/15/41	26,943	30,946
Alabama Power Co.	5.200%	6/1/41	15,000	16,395
Alabama Power Co.	3.750%	3/1/45	22,325	20,789
Alabama Power Co.	4.300%	7/15/48	5,285	5,429
Appalachian Power Co.	6.700%	8/15/37	35,900	45,235
Baltimore Gas & Electric Co.	6.350%	10/1/36	1,230	1,544
Berkshire Hathaway Energy Co.	6.125%	4/1/36	15,877	19,571
Berkshire Hathaway Energy Co.	5.950%	5/15/37	3,000	3,633
Berkshire Hathaway Energy Co.	5.150%	11/15/43	27,000	30,080
Berkshire Hathaway Energy Co.	4.500%	2/1/45	43,625	44,511
8 Berkshire Hathaway Energy Co.	4.450%	1/15/49	6,150	6,233
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	14,175	13,030
Commonwealth Edison Co.	5.900%	3/15/36	2,450	2,968
Commonwealth Edison Co.	3.800%	10/1/42	20,805	19,727
Commonwealth Edison Co.	4.600%	8/15/43	12,560	13,352
Commonwealth Edison Co.	4.700%	1/15/44	15,955	17,192
Commonwealth Edison Co.	3.700%	3/1/45	13,990	13,130
Commonwealth Edison Co.	3.650%	6/15/46	6,825	6,338
Commonwealth Edison Co.	4.000%	3/1/48	8,765	8,690
Connecticut Light & Power Co.	6.350%	6/1/36	14,500	18,133
Connecticut Light & Power Co.	4.300%	4/15/44	940	969
Connecticut Light & Power Co.	4.150%	6/1/45	8,445	8,553
Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	730	797
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	11,858
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	10,637	13,077
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	17,412
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	8,729	10,180
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	7,995	9,558

	80

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,828	10,746
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	10,935	10,502
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	49,600	51,036
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	6,335	6,548
	Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	17,780	17,352
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	13,000	13,268
	Consumers Energy Co.	4.100%	11/15/45	1,500	1,488
	DTE Electric Co.	6.625%	6/1/36	860	1,107
	Duke Energy Carolinas LLC	6.450%	10/15/32	8,200	10,238
	Duke Energy Carolinas LLC	6.100%	6/1/37	51,000	63,285
	Duke Energy Carolinas LLC	5.300%	2/15/40	4,900	5,666
	Duke Energy Carolinas LLC	4.250%	12/15/41	16,200	16,414
	Duke Energy Carolinas LLC	4.000%	9/30/42	41,047	40,167
	Duke Energy Carolinas LLC	3.875%	3/15/46	5,645	5,408
	Duke Energy Florida LLC	6.350%	9/15/37	800	1,027
	Duke Energy Florida LLC	5.650%	4/1/40	11,860	14,326
	Duke Energy Florida LLC	3.400%	10/1/46	11,850	10,380
	Duke Energy Indiana LLC	6.120%	10/15/35	5,723	6,963
	Duke Energy Indiana LLC	6.350%	8/15/38	818	1,049
	Duke Energy Indiana LLC	6.450%	4/1/39	10,485	13,566
	Duke Energy Indiana LLC	4.200%	3/15/42	14,700	14,395
	Duke Energy Indiana LLC	4.900%	7/15/43	28,610	31,309
	Duke Energy Ohio Inc.	3.700%	6/15/46	9,825	8,977
	Duke Energy Progress LLC	4.100%	5/15/42	2,250	2,233
	Duke Energy Progress LLC	4.100%	3/15/43	23,186	23,004
	Duke Energy Progress LLC	4.150%	12/1/44	10,000	9,982
	Duke Energy Progress LLC	4.200%	8/15/45	17,560	17,585
	Duke Energy Progress LLC	3.700%	10/15/46	27,000	25,071
	Entergy Louisiana LLC	3.120%	9/1/27	340	323
	Entergy Louisiana LLC	4.950%	1/15/45	1,105	1,114
	Florida Power & Light Co.	5.960%	4/1/39	16,100	20,062
	Florida Power & Light Co.	5.690%	3/1/40	700	842
	Florida Power & Light Co.	5.250%	2/1/41	21,662	25,157
	Florida Power & Light Co.	4.125%	2/1/42	9,000	9,114
	Florida Power & Light Co.	3.800%	12/15/42	22,725	21,983
	Florida Power & Light Co.	3.700%	12/1/47	10,855	10,296
	Florida Power & Light Co.	3.950%	3/1/48	2,000	1,983
	Georgia Power Co.	4.750%	9/1/40	24,270	25,353
	Georgia Power Co.	4.300%	3/15/42	6,609	6,667
4	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	21,501	22,359
	Kentucky Utilities Co.	5.125%	11/1/40	1,000	1,130
	Kentucky Utilities Co.	4.650%	11/15/43	1,000	1,063
8	Massachusetts Electric Co.	4.004%	8/15/46	10,890	10,366
	MidAmerican Energy Co.	5.800%	10/15/36	500	601
	MidAmerican Energy Co.	4.800%	9/15/43	27,525	30,023
	MidAmerican Energy Co.	4.250%	5/1/46	3,895	3,952
8	Monongahela Power Co.	5.400%	12/15/43	15,640	18,521
	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	2,725	3,757
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	30,641	30,716
	Nevada Power Co.	6.650%	4/1/36	5,830	7,487
	Nevada Power Co.	5.375%	9/15/40	18,230	20,836
	Nevada Power Co.	5.450%	5/15/41	25,120	28,925
	Northern States Power Co.	6.200%	7/1/37	27,900	35,048
	Northern States Power Co.	5.350%	11/1/39	800	935
	Northern States Power Co.	3.600%	9/15/47	9,675	8,980
	Oklahoma Gas & Electric Co.	4.550%	3/15/44	500	530
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	1,300	1,733
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,500	2,110
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,500	1,735
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	11,755	12,488
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	28,000	26,721
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	16,425	15,726
	Pacific Gas & Electric Co.	6.050%	3/1/34	55,276	60,604
	Pacific Gas & Electric Co.	5.800%	3/1/37	2,900	3,088

		81

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	6.350%	2/15/38	8,192	9,029
Pacific Gas & Electric Co.	6.250%	3/1/39	36,120	40,333
Pacific Gas & Electric Co.	5.400%	1/15/40	24,650	25,506
Pacific Gas & Electric Co.	4.500%	12/15/41	4,235	3,847
Pacific Gas & Electric Co.	4.750%	2/15/44	23,305	22,532
Pacific Gas & Electric Co.	4.250%	3/15/46	4,661	4,301
Pacific Gas & Electric Co.	4.000%	12/1/46	11,095	9,884
PacifiCorp	5.250%	6/15/35	1,301	1,477
PacifiCorp	6.100%	8/1/36	15,000	18,510
PacifiCorp	6.250%	10/15/37	7,815	9,911
PacifiCorp	6.350%	7/15/38	36,000	46,210
PacifiCorp	6.000%	1/15/39	32,296	40,268
PacifiCorp	4.100%	2/1/42	22,570	22,332
PacifiCorp	4.125%	1/15/49	4,000	3,997
PECO Energy Co.	4.800%	10/15/43	15,530	16,690
PECO Energy Co.	3.700%	9/15/47	15,500	14,424
PECO Energy Co.	3.900%	3/1/48	14,350	13,933
Potomac Electric Power Co.	6.500%	11/15/37	1,225	1,570
Potomac Electric Power Co.	7.900%	12/15/38	150	217
Potomac Electric Power Co.	4.150%	3/15/43	15,575	15,501
PPL Electric Utilities Corp.	6.250%	5/15/39	10,975	13,965
PPL Electric Utilities Corp.	5.200%	7/15/41	1,250	1,423
Public Service Co. of Colorado	3.600%	9/15/42	15,055	14,082
Public Service Electric & Gas Co.	3.650%	9/1/42	21,083	19,729
Puget Sound Energy Inc.	5.483%	6/1/35	200	229
Puget Sound Energy Inc.	6.274%	3/15/37	500	629
Puget Sound Energy Inc.	5.757%	10/1/39	1,100	1,323
Puget Sound Energy Inc.	5.795%	3/15/40	18,130	22,062
Puget Sound Energy Inc.	5.764%	7/15/40	1,100	1,311
Puget Sound Energy Inc.	5.638%	4/15/41	1,150	1,377
Puget Sound Energy Inc.	4.300%	5/20/45	400	410
Puget Sound Energy Inc.	4.223%	6/15/48	14,125	14,349
San Diego Gas & Electric Co.	3.950%	11/15/41	3,400	3,211
San Diego Gas & Electric Co.	4.150%	5/15/48	2,500	2,479
South Carolina Electric & Gas Co.	6.625%	2/1/32	34,000	39,779
South Carolina Electric & Gas Co.	6.050%	1/15/38	11,775	13,572
South Carolina Electric & Gas Co.	4.350%	2/1/42	9,873	9,658
South Carolina Electric & Gas Co.	4.100%	6/15/46	7,705	7,068
South Carolina Electric & Gas Co.	4.500%	6/1/64	19,430	17,979
Southern California Edison Co.	6.000%	1/15/34	19,684	22,944
Southern California Edison Co.	5.550%	1/15/37	3,473	3,903
Southern California Edison Co.	5.950%	2/1/38	16,100	19,107
Southern California Edison Co.	6.050%	3/15/39	845	1,017
Southern California Edison Co.	4.500%	9/1/40	12,000	12,269
Southern California Edison Co.	3.900%	12/1/41	7,131	6,468
Southern California Edison Co.	4.050%	3/15/42	800	766
Southern California Edison Co.	3.900%	3/15/43	19,427	18,223
Southern California Edison Co.	4.650%	10/1/43	27,150	28,468
Southern California Edison Co.	4.000%	4/1/47	2,349	2,252
Southern California Edison Co.	4.125%	3/1/48	27,167	26,332
Southwestern Public Service Co.	4.500%	8/15/41	24,055	25,110
Southwestern Public Service Co.	3.700%	8/15/47	20,540	19,117
Tampa Electric Co.	6.150%	5/15/37	32,050	38,885
Union Electric Co.	4.000%	4/1/48	12,180	12,013
Virginia Electric & Power Co.	6.000%	5/15/37	57,330	69,126
Virginia Electric & Power Co.	6.350%	11/30/37	2,000	2,498
Virginia Electric & Power Co.	4.000%	11/15/46	8,725	8,352
Virginia Electric & Power Co.	3.800%	9/15/47	29,319	27,494
Westar Energy Inc.	4.125%	3/1/42	1,175	1,170
Westar Energy Inc.	4.625%	9/1/43	1,300	1,389
Wisconsin Electric Power Co.	5.625%	5/15/33	550	632
Natural Gas (0.2%)
Atmos Energy Corp.	4.150%	1/15/43	1,500	1,500

	82

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
8	KeySpan Gas East Corp.	5.819%	4/1/41	4,035	4,877
	Southern California Gas Co.	5.125%	11/15/40	1,922	2,162
	Southern California Gas Co.	4.125%	6/1/48	13,645	13,587
	Southwest Gas Corp.	3.800%	9/29/46	3,115	2,852
	Other Utility (0.0%)
	American Water Capital Corp.	6.593%	10/15/37	1,000	1,300
	American Water Capital Corp.	3.750%	9/1/47	2,290	2,130

					2,238,063

Total Corporate Bonds (Cost $12,326,039)					12,629,753

Sovereign Bonds (1.9%)
	Argentine Republic	6.875%	1/26/27	1,082	987
4	Argentine Republic	2.500%	12/31/38	420	253
	Argentine Republic	6.875%	1/11/48	153	121
	Bermuda	4.854%	2/6/24	1,280	1,324
8	CDP Financial Inc.	5.600%	11/25/39	1,500	1,882
8	CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	700	838
	Emirate of Abu Dhabi	3.125%	10/11/27	800	753
8	Emirate of Abu Dhabi	4.125%	10/11/47	53,020	50,302
8	Empresa Nacional del Petroleo	4.500%	9/14/47	600	548
	Equinor ASA	4.250%	11/23/41	7,615	7,593
	Equinor ASA	3.950%	5/15/43	39,680	37,866
	Equinor ASA	4.800%	11/8/43	15,930	17,331
	Export-Import Bank of China	3.375%	3/14/27	265	249
8	Export-Import Bank of India	3.875%	2/1/28	960	913
	Federative Republic of Brazil	5.000%	1/27/45	980	834
	Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	430	401
8	KazMunayGas National Co. JSC	6.375%	10/24/48	750	788
8	Kingdom of Saudi Arabia	4.625%	10/4/47	16,120	15,411
8	Kingdom of Saudi Arabia	5.000%	4/17/49	16,425	16,221
8,9	Kingdom of Spain	1.400%	4/30/28	425	501
8,9	Kingdom of Spain	2.700%	10/31/48	3,669	4,482
4	Oriental Republic of Uruguay	5.100%	6/18/50	1,000	1,018
	Pertamina Persero PT	6.000%	5/3/42	450	470
8	Pertamina Persero PT	6.450%	5/30/44	300	330
	Petrobras Global Finance BV	7.375%	1/17/27	1,600	1,662
	Petroleos Mexicanos	6.875%	8/4/26	2,250	2,378
	Petroleos Mexicanos	6.500%	3/13/27	13,600	13,805
	Petroleos Mexicanos	5.625%	1/23/46	500	412
8,9	Portugal Obrigacoes do Tesouro OT	2.125%	10/17/28	1,500	1,815
	Province of Quebec	7.500%	9/15/29	9,000	12,322
	Republic of Angola	9.375%	5/8/48	400	424
	Republic of Chile	3.860%	6/21/47	30,535	28,807
	Republic of Colombia	10.375%	1/28/33	1,330	2,098
9	Republic of Cote d'Ivoire	6.625%	3/22/48	500	569
9	Republic of Croatia	3.000%	3/20/27	300	370
	Russian Federation	5.250%	6/23/47	600	596
	Sinopec Group Overseas Development 2014 Ltd.	4.375%	4/10/24	4,880	4,976
	State of Israel	2.875%	3/16/26	155	147
	State of Israel	4.500%	1/30/43	6,300	6,471
	State of Israel	4.125%	1/17/48	3,850	3,726
8	State of Qatar	5.103%	4/23/48	68,230	69,736
	State of Qatar	5.103%	4/23/48	1,000	1,020
10	United Mexican States	10.000%	12/5/24	8,000	477

Total Sovereign Bonds (Cost $317,167)					313,227

Taxable Municipal Bonds (10.7%)
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.420%	5/1/21	1,000	988
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.620%	5/1/22	1,930	1,908

		83

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	6.270%	2/15/50	45,510	56,938
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.793%	4/1/30	1,800	2,121
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.918%	4/1/40	31,060	41,969
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	25,730	35,228
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	1,400	2,040
	California GO	4.500%	4/1/33	9,605	9,976
	California GO	7.500%	4/1/34	25,400	35,495
	California GO	4.600%	4/1/38	32,410	33,763
	California GO	7.550%	4/1/39	36,120	53,315
	California GO	7.300%	10/1/39	75,945	107,196
	California GO	7.350%	11/1/39	200	283
	California GO	7.625%	3/1/40	3,100	4,565
	California GO	7.600%	11/1/40	55,940	84,123
	California Public Works Board Lease Revenue (Various
	Capital Projects)	8.361%	10/1/34	1,200	1,754
	Chicago IL Board of Education GO	6.319%	11/1/29	3,900	3,873
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	15,440	20,184
	Chicago IL Transit Authority	6.899%	12/1/40	10,115	13,077
	Chicago IL Transit Authority Sales Tax Receipts
	Revenue	6.200%	12/1/40	1,080	1,332
	Chicago IL Transit Authority Transfer Tax Receipts
	Revenue	6.899%	12/1/40	31,590	40,840
	Clark County NV Airport System Revenue	6.820%	7/1/45	5,700	8,182
	Commonwealth Financing Authority	4.144%	6/1/38	17,060	17,018
11	Commonwealth Financing Authority Pennsylvania
	Revenue	5.197%	6/1/26	9,515	10,203
	Commonwealth Financing Authority Pennsylvania
	Revenue	3.864%	6/1/38	19,285	18,819
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	200	257
	District of Columbia Water & Sewer Authority Public
	Utility Revenue	4.814%	10/1/14	2,000	2,161
	Duke University North Carolina Revenue	5.850%	4/1/37	30,450	38,464
	George Washington University District of Columbia GO	4.300%	9/15/44	3,000	3,060
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	42,805	53,725
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	1,996	2,486
	Grand Parkway Transportation Corp. Texas System Toll
	Revenue	5.184%	10/1/42	1,500	1,756
	Houston TX GO	6.290%	3/1/32	22,140	25,282
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	17,400	21,486
	Kansas Development Finance Authority Revenue	4.727%	4/15/37	2,500	2,632
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	22,745	24,593
	Los Angeles CA Department of Water & Power
	Revenue	5.716%	7/1/39	400	492
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	1,200	1,472
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	29,305	40,883
	Los Angeles CA Department of Water & Power
	Revenue	6.603%	7/1/50	1,900	2,702
	Los Angeles CA Unified School District GO	5.755%	7/1/29	2,000	2,310
	Los Angeles CA Unified School District GO	5.750%	7/1/34	8,825	10,606
	Los Angeles CA Unified School District GO	6.758%	7/1/34	52,760	69,043
	Los Angeles County CA Metropolitan Transportation
	Authority Sales Tax Revenue	5.735%	6/1/39	15,100	18,251
12	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	5,100	6,171
	New Jersey Turnpike Authority	3.729%	1/1/36	6,750	6,474
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	30,051	43,328
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	46,613	65,280

		84

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.724%	6/15/42	12,780	16,033
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.952%	6/15/42	18,210	23,433
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.011%	6/15/42	6,980	9,035
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.282%	6/15/42	700	747
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	32,580	42,054
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.508%	8/1/37	2,875	3,366
	New York City Transitional Finance Authority Future
	Tax Secured Revenue	3.140%	8/1/28	8,600	8,159
	New York City Transitional Finance Authority Future
	Tax Secured Revenue	3.240%	8/1/29	12,635	11,868
	New York City Transitional Finance Authority Future
	Tax Secured Revenue	3.430%	8/1/30	14,540	13,891
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	65,035	94,139
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,950	7,506
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.289%	3/15/33	7,325	8,292
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	15,975	18,833
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.600%	3/15/40	200	240
	New York State GO	5.590%	3/1/35	1,000	1,205
	New York State Urban Development Corp	3.370%	3/15/30	19,175	18,306
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	25,471	35,874
	Ohio State University General Receipts Revenue	4.910%	6/1/40	12,300	13,965
	Ohio State University General Receipts Revenue	4.800%	6/1/11	20,195	21,520
13	Oregon School Boards Association GO	4.759%	6/30/28	1,000	1,070
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	17,495	20,957
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	10,250	12,585
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	21,245	26,052
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	8,525	9,182
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	25,005	28,766
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	35,940	37,796
	President & Fellows of Harvard College Massachusetts
	GO	3.150%	7/15/46	17,450	15,586
	Sacramento CA Municipal Utility District Revenue	6.156%	5/15/36	905	1,106
	Sales Tax Securitization Corp. Illinois Revenue	3.587%	1/1/43	30,000	27,874
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	10,450	13,361
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	13,370	14,334
	San Diego County CA Regional Airport Authority
	Revenue	5.594%	7/1/43	800	875
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.950%	11/1/50	1,400	1,995
	Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	500	571
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	25,770	34,401
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	8,465	11,236
	University of California Revenue	4.601%	5/15/31	1,100	1,167
	University of California Revenue	5.770%	5/15/43	500	611
	University of California Revenue	3.931%	5/15/45	17,840	17,670
	University of California Revenue	4.858%	5/15/12	31,025	32,258
	University of California Revenue	4.767%	5/15/15	14,875	15,053
	University of North Carolina University System
	Revenue	3.327%	12/1/36	9,715	9,148
	University of Texas System Revenue Financing System
	Revenue	5.262%	7/1/39	11,500	14,011

		85

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

					Face	Market
			Maturity		Amount	Value
	Coupon		Date		($000)	($000)
University of Texas System Revenue Financing System
Revenue	4.794%		8/15/46		8,915	9,982
Washington GO	5.481%		8/1/39		900	1,088
Wisconsin Annual Appropriation Revenue	3.954%		5/1/36		3,500	3,521
11 Wisconsin GO	5.700%		5/1/26		2,300	2,536

Total Taxable Municipal Bonds (Cost $1,537,771)						1,761,362

					Shares

Temporary Cash Investments (3.3%)
Money Market Fund (2.3%)
14 Vanguard Market Liquidity Fund	2.145%			3,832,599		383,260

					Face
			Maturity		Amount
	Coupon		Date		($000)
Repurchase Agreements (1.0%)
Bank of America Securities, LLC (Dated 7/31/18,
Repurchase Value $36,802,000, collateralized by
Federal Home Loan Mortgage Corp. 4.000%, 3/1/48,
with a value of $37,536,000)	1.930%		8/1/18		36,800	36,800
Bank of Montreal (Dated 7/31/18, Repurchase Value
$21,001,000, collateralized by U.S. Treasury Bill
0.000%, 1/31/19 and U.S. Treasury Note/Bond
1.500%-3.625%, 5/15/19-2/15/47, with a value of
$21,420,000)	1.900%		8/1/18		21,000	21,000
Barclays Capital Inc. (Dated 7/31/18, Repurchase Value
$66,804,000, collateralized U.S. Treasury Bill 0.000%
11/1/18-7/18/19 and U.S. Treasury Note/Bond
0.875%-4.375%, 10/15/18-5/15/46, with a value of
$68,136,000)	1.900%		8/1/18		66,800	66,800
Citigroup Global Markets Inc. (Dated 7/31/18,
Repurchase Value $20,601,000, collateralized by U.S.
Treasury Note/Bond 2.375%, 4/30/20, with a value of
$21,012,000)	1.910%		8/1/18		20,600	20,600
RBC Capital Markets LLC (Dated 7/31/18, Repurchase
Value $12,701,000, collateralized by Federal Home
Loan Mortgage Corp. 3.500%, 3/1/48 and Federal
National Mortgage Assn. 2.940%-4.645%, 7/1/21-
7/1/48, with a value of $12,954,000)	1.900%		8/1/18		12,700	12,700
Wells Fargo & Co. (Dated 7/31/18, Repurchase Value
$10,501,000, collateralized by Federal Home Loan
Mortgage Corp. 3.000%-4.000%, 5/1/33-5/1/48 and
Federal National Mortgage Assn. 0.000%-4.000%,
3/1/22-8/1/48, with a value of $10,710,000)	1.930%		8/1/18		10,500	10,500

						168,400

Total Temporary Cash Investments (Cost $551,659)						551,660

					Notional
					Amount on
		Expiration			Underlying
	Counterparty	Date	Exercise Rate		Swap ($000)

Credit Default Swaptions Purchased (0.0%)
Put Swaptions on CDX-NA-IG-S30-V1 5-Year Index	JPMC	8/15/18		65.00%	8,400	—
Put Swaptions on CDX-NA-IG-S30-V1 5-Year Index	DBAG	8/15/18		70.00%	4,950	2

Total Swaption Contracts Purchased (Cost $11)						2

Total Investments (99.0%) (Cost $15,801,521)						16,300,659

86

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2018

				Notional	Market
				Amount	Value
	Expiration Date	Contracts	Exercise Price	($000)	($000)
Liability for Options Written (0.0%)
Written Options on Futures (0.0%)
Call Options on 10-Year U.S. Treasury Note Futures Contracts	8/10/18	14	USD $119.25	1,670	(6)
Call Options on 10-Year U.S. Treasury Note Futures Contracts	8/24/18	14	USD $120.00	1,680	(3)
Call Options on 10-Year U.S. Treasury Note Futures Contracts	8/27/18	41	USD $119.50	4,900	(15)
Put Options on 10-Year U.S. Treasury Note Futures Contracts	8/10/18	14	USD $119.25	1,670	(3)
Put Options on 10-Year U.S. Treasury Note Futures Contracts	8/24/18	14	USD $120.00	1,680	(11)
Put Options on 10-Year U.S. Treasury Note Futures Contracts	8/24/18	27	USD $119.00	3,213	(6)
Put Options on 10-Year U.S. Treasury Note Futures Contracts	8/27/18	14	USD $119.50	1,673	(6)
Total Options on Futures Written (Premiums Received $57)					(50)

				Notional
				Amount on
		Expiration		Underlying
	Counterparty	Date	Exercise Rate	Swap ($000)
Written Swaptions on Credit Default Index (0.0%)
Call Swaptions on CDX-NA-IG-S30-V1 5-Year Index	DBAG	8/15/18	65.00%	4,950	(15)
Call Swaptions on CDX-NA-IG-S30-V1 5-Year Index	GSI	8/15/18	67.50%	3,290	(13)
Put Swaptions on CDX-NA-IG-S30-V1 5-Year Index	DBAG	8/15/18	65.00%	4,950	(1)
Put Swaptions on CDX-NA-IG-S30-V1 5-Year Index	GSI	8/15/18	72.50%	3,290	—
Put Swaptions on CDX-NA-IG-S30-V1 5-Year Index	JPMC	9/19/18	75.00%	8,400	(3)
Total Credit Default Swaptions Written (Premiums Received $31)					(32)

Total Liability for Options Written (Premiums Received $88)					(82)

Other Assets and Liabilities—Net (1.0%)					161,113

Net Assets (100%)					16,461,690

§ Security value determined using significant unobservable inputs.
1 Securities with a value of $52,398,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $12,697,000 have been segregated as initial margin for open futures contracts.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Inverse floating rate Interest-only security whose interest rate is derived by subtracting 1-month USD LIBOR from a given cap.
7 Interest-only security.
8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2018, the aggregate value of these securities was $677,315,000, representing
4.1% of net assets.
9 Face amount denominated in euro.
10 Face amount denominated in Mexican peso.
11 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
12 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
DBAG—Deutsche Bank AG.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.
REMICS—Real Esate Mortgage Investment Conduits.

87

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (3.7%)
U.S. Government Securities (3.7%)
1	United States Treasury Note/Bond	0.750%	8/31/18	125,000	124,864
	United States Treasury Note/Bond	0.875%	10/15/18	250,000	249,415
	United States Treasury Note/Bond	1.125%	1/15/19	250,000	248,827
	United States Treasury Note/Bond	0.875%	4/15/19	250,000	247,500

Total U.S. Government and Agency Obligations (Cost $871,873)					870,606

Corporate Bonds (92.2%)
Finance (10.7%)
	Banking (3.0%)
	Ally Financial Inc.	4.625%	5/19/22	3,595	3,613
	Ally Financial Inc.	5.125%	9/30/24	16,315	16,662
	Ally Financial Inc.	4.625%	3/30/25	30,420	30,154
	Ally Financial Inc.	5.750%	11/20/25	56,528	58,648
	Ally Financial Inc.	8.000%	11/1/31	7,355	8,890
2	Banco Bilbao Vizcaya Argentaria SA	6.125%	2/16/66	98,600	90,712
2,3	BNP Paribas SA	6.750%	3/14/66	57,750	58,869
2	Credit Suisse AG	6.250%	12/31/50	143,170	144,065
2	ING Groep NV	6.875%	4/16/66	71,510	73,444
4	Intesa Sanpaolo SPA	5.710%	1/15/26	50,000	46,437
	Royal Bank of Scotland Group plc	6.125%	12/15/22	52,705	55,705
2	UBS Group AG	6.875%	3/22/66	114,390	119,363
	Brokerage (0.3%)
3,5,6	Brookfield WEC Holdings Inc. Bank Loan	5.832%	8/1/25	64,765	65,197

	Finance Companies (4.5%)
2,4	AerCap Global Aviation Trust	6.500%	6/15/45	125,050	128,801
	Aircastle Ltd.	5.500%	2/15/22	25,900	26,839
	Aircastle Ltd.	5.000%	4/1/23	41,450	42,227
	Aircastle Ltd.	4.125%	5/1/24	46,230	44,901
	CIT Group Inc.	5.000%	8/15/22	36,429	37,112
4	Freedom Mortgage Corp.	8.250%	4/15/25	24,260	23,653
	Navient Corp.	7.250%	1/25/22	43,900	45,930
	Navient Corp.	6.500%	6/15/22	154,369	157,842
	Navient Corp.	5.500%	1/25/23	38,420	37,652
	Navient Corp.	7.250%	9/25/23	24,615	25,846
	Navient Corp.	6.750%	6/25/25	164,585	163,762
	Navient Corp.	6.750%	6/15/26	23,565	23,212
	Navient Corp.	5.625%	8/1/33	34,226	29,178
	Springleaf Finance Corp.	8.250%	12/15/20	41,230	44,776
	Springleaf Finance Corp.	7.750%	10/1/21	69,567	75,132
	Springleaf Finance Corp.	6.125%	5/15/22	13,610	14,005
	Springleaf Finance Corp.	8.250%	10/1/23	17,136	19,038
	Springleaf Finance Corp.	6.875%	3/15/25	23,455	23,748
	Springleaf Finance Corp.	7.125%	3/15/26	97,030	98,607
	Insurance (2.3%)
2	Aegon NV	5.500%	4/11/48	72,780	70,961
3,5,6	Asurion LLC. Bank Loan	5.077%	11/29/24	101,340	101,141
	Genworth Holdings Inc.	7.700%	6/15/20	2,480	2,582
	Genworth Holdings Inc.	7.200%	2/15/21	28,015	29,031
	Genworth Holdings Inc.	7.625%	9/24/21	25,505	26,640
	Genworth Holdings Inc.	4.900%	8/15/23	49,580	44,870
	Genworth Holdings Inc.	4.800%	2/15/24	15,900	14,151
4	Liberty Mutual Group Inc.	7.800%	3/15/37	58,440	69,032
	MGIC Investment Corp.	5.750%	8/15/23	24,695	25,374
	Radian Group Inc.	4.500%	10/1/24	74,205	71,701
2	Voya Financial Inc.	5.650%	5/15/53	87,753	88,411
	Other Finance (0.4%)
	CNO Financial Group Inc.	4.500%	5/30/20	4,865	4,865
	CNO Financial Group Inc.	5.250%	5/30/25	60,468	59,107

		88

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,5	Trans Union LLC Bank Loan	4.085%	6/19/25	37,285	37,338
	Real Estate Investment Trusts (0.2%)
	Felcor Lodging LP	6.000%	6/1/25	46,055	47,091
4	Starwood Property Trust Inc.	4.750%	3/15/25	1,235	1,220
					2,527,535
Industrial (80.0%)
	Basic Industry (6.6%)
	AK Steel Corp.	7.625%	10/1/21	9,925	10,099
	AK Steel Corp.	7.500%	7/15/23	79,875	82,770
	AK Steel Corp.	6.375%	10/15/25	10,000	9,225
	AK Steel Corp.	7.000%	3/15/27	80,325	76,108
4	Alliance Resource Operating Partners LP / Alliance
	Resource Finance Corp.	7.500%	5/1/25	97,487	103,093
	ArcelorMittal	6.125%	6/1/25	21,830	23,631
	Chemours Co.	6.625%	5/15/23	44,094	46,244
	Chemours Co.	7.000%	5/15/25	78,620	84,025
	Chemours Co.	5.375%	5/15/27	22,045	21,466
4	Commercial Metals Co.	5.750%	4/15/26	26,615	25,750
	Commercial Metals Co.	5.375%	7/15/27	19,735	18,329
4	Constellium NV	5.750%	5/15/24	34,862	34,383
4	Constellium NV	6.625%	3/1/25	78,600	79,976
4,7	Constellium NV	4.250%	2/15/26	4,170	4,862
4	Constellium NV	5.875%	2/15/26	10,195	10,004
4,7	CTC BondCo GmbH	5.250%	12/15/25	13,800	15,779
4	First Quantum Minerals Ltd.	7.000%	2/15/21	70,470	71,175
4	First Quantum Minerals Ltd.	7.250%	5/15/22	47,870	48,169
4	First Quantum Minerals Ltd.	6.500%	3/1/24	22,980	22,377
4	First Quantum Minerals Ltd.	6.875%	3/1/26	18,955	18,481
4	FMG Resources August 2006 Pty Ltd.	4.750%	5/15/22	22,335	21,637
4	FMG Resources August 2006 Pty Ltd.	5.125%	3/15/23	61,180	59,336
4	FMG Resources August 2006 Pty Ltd.	5.125%	5/15/24	21,510	20,517
	Graphic Packaging International Inc.	4.125%	8/15/24	25,860	25,084
4	New Gold Inc.	6.250%	11/15/22	38,365	36,063
4	New Gold Inc.	6.375%	5/15/25	46,920	42,932
4	Novelis Corp.	6.250%	8/15/24	53,590	53,657
4	Novelis Corp.	5.875%	9/30/26	73,010	69,907
	Olin Corp.	5.125%	9/15/27	58,305	57,139
	Olin Corp.	5.000%	2/1/30	10,215	9,628
	Steel Dynamics Inc.	5.125%	10/1/21	41,770	42,240
	Steel Dynamics Inc.	5.500%	10/1/24	40,885	41,907
	Steel Dynamics Inc.	4.125%	9/15/25	3,305	3,160
	Steel Dynamics Inc.	5.000%	12/15/26	9,730	9,681
	Teck Resources Ltd.	3.750%	2/1/23	9,705	9,462
4	Teck Resources Ltd.	8.500%	6/1/24	46,560	51,274
	Teck Resources Ltd.	6.125%	10/1/35	7,765	8,056
	Teck Resources Ltd.	6.000%	8/15/40	6,650	6,717
	Teck Resources Ltd.	6.250%	7/15/41	21,350	22,204
	Teck Resources Ltd.	5.200%	3/1/42	4,850	4,474
	Teck Resources Ltd.	5.400%	2/1/43	48,295	45,277
4	Tronox Finance plc	5.750%	10/1/25	9,105	8,764
4	Tronox Inc.	6.500%	4/15/26	70,640	70,287
	United States Steel Corp.	6.650%	6/1/37	13,760	12,487
4	Versum Materials Inc.	5.500%	9/30/24	21,566	21,943
	Capital Goods (9.6%)
4	American Builders & Contractors Supply Co. Inc.	5.875%	5/15/26	59,970	59,670
	ARD Finance SA	7.125%	9/15/23	13,860	14,051
4	ARD Finance SA	7.125%	9/15/23	21,790	22,090
4	Ardagh Packaging Finance PLC / Ardagh Holdings USA
	Inc.	7.250%	5/15/24	70,023	72,999
4	Ardagh Packaging Finance PLC / Ardagh Holdings USA
	Inc.	6.000%	2/15/25	93,082	90,871
4,8	Ardagh Packaging Finance PLC / Ardagh Holdings USA
	Inc.	4.750%	7/15/27	5,520	7,011

		89

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ashtead Capital Inc.	4.125%	8/15/25	46,175	43,751
4	Ashtead Capital Inc.	5.250%	8/1/26	17,715	17,804
4	Ashtead Capital Inc.	4.375%	8/15/27	46,175	43,924
7	Ball Corp.	4.375%	12/15/23	17,385	22,948
	Ball Corp.	4.875%	3/15/26	66,920	66,585
4	Beacon Escrow Corp.	4.875%	11/1/25	71,460	66,547
4	Berry Global Inc.	4.500%	2/15/26	46,645	43,438
4	Bombardier Inc.	7.750%	3/15/20	80,000	84,600
4	Bombardier Inc.	6.125%	1/15/23	52,884	53,611
4	Bombardier Inc.	7.500%	3/15/25	47,116	49,413
4	CD&R Waterworks Merger Sub LLC	6.125%	8/15/25	5,535	5,314
4	Cemex Finance LLC	6.000%	4/1/24	21,210	21,873
4	Cemex SAB de CV	6.125%	5/5/25	111,200	115,231
4	Cemex SAB de CV	7.750%	4/16/26	24,265	26,752
	Clean Harbors Inc.	5.125%	6/1/21	57,864	58,009
	CNH Industrial NV	4.500%	8/15/23	35,290	35,599
4	Crown Americas LLC / Crown Americas Capital Corp.
	VI	4.750%	2/1/26	23,465	22,116
4,7	Crown European Holdings SA	2.875%	2/1/26	51,200	57,952
4	Flex Acquisition Co. Inc.	6.875%	1/15/25	127,475	123,810
4	Jeld-Wen Inc.	4.625%	12/15/25	11,180	10,649
4	Jeld-Wen Inc.	4.875%	12/15/27	11,465	10,662
	Lennar Corp.	4.750%	11/29/27	44,610	41,933
4,7	Loxam SAS	4.250%	4/15/24	5,520	6,749
4,7	Loxam SAS	6.000%	4/15/25	6,480	8,048
4	OI European Group BV	4.000%	3/15/23	21,630	20,440
4	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	29,295	29,734
4	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	11,675	11,967
	PulteGroup Inc.	5.500%	3/1/26	41,055	40,439
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	5.750%	10/15/20	30,604	30,681
9	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	6.875%	2/15/21	13,417	13,567
4	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	5.125%	7/15/23	49,930	49,556
4	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	7.000%	7/15/24	14,670	14,872
4	Standard Industries Inc.	5.500%	2/15/23	9,705	9,887
4	Standard Industries Inc.	5.375%	11/15/24	46,177	45,831
4	Standard Industries Inc.	6.000%	10/15/25	139,715	141,811
4	Standard Industries Inc.	5.000%	2/15/27	16,990	15,928
4	Standard Industries Inc.	4.750%	1/15/28	31,995	29,195
	TransDigm Inc.	6.000%	7/15/22	44,150	44,757
	TransDigm Inc.	6.500%	7/15/24	96,400	98,569
	TransDigm Inc.	6.375%	6/15/26	41,650	41,754
	United Rentals North America Inc.	4.625%	7/15/23	22,111	22,166
	United Rentals North America Inc.	5.750%	11/15/24	20,000	20,450
	United Rentals North America Inc.	5.500%	7/15/25	33,095	33,674
	United Rentals North America Inc.	4.625%	10/15/25	47,360	45,702
	United Rentals North America Inc.	5.875%	9/15/26	38,755	39,482
	United Rentals North America Inc.	5.500%	5/15/27	76,330	75,662
	United Rentals North America Inc.	4.875%	1/15/28	60,445	56,441
4	USG Corp.	5.500%	3/1/25	8,590	8,805
4	USG Corp.	4.875%	6/1/27	36,420	36,966
	Communication (19.6%)
4	Altice Financing SA	6.625%	2/15/23	58,671	59,111
4	Altice France SA	6.250%	5/15/24	20,000	19,875
4	Altice France SA	7.375%	5/1/26	41,640	41,224
4	Altice Luxembourg SA	7.625%	2/15/25	40,000	37,200
4	Altice US Finance I Corp.	5.500%	5/15/26	83,145	81,378
	Belo Corp.	7.750%	6/1/27	29,475	31,391
	Belo Corp.	7.250%	9/15/27	22,207	22,762
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	3/15/21	8,380	8,464

		90

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	9/30/22	12,635	12,761
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	2/15/23	13,406	13,373
4	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/23	97,010	96,768
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	9/1/23	33,450	33,994
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	1/15/24	4,855	4,916
4	CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	5/1/25	69,205	67,994
4	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	2/15/26	47,140	46,845
4	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	46,840	46,020
4	CCO Holdings LLC / CCO Holdings Capital Corp.	5.875%	5/1/27	14,255	14,113
4	Cequel Communications Holdings I LLC / Cequel
	Capital Corp.	5.125%	12/15/21	59,340	59,340
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	6.484%	10/23/45	39,215	42,664
3,5	Crown Finance US Inc. Bank Loan	4.577%	2/22/25	120,408	120,024
	CSC Holdings LLC	6.750%	11/15/21	60,764	63,422
4	CSC Holdings LLC	5.500%	4/15/27	76,415	73,549
	DISH DBS Corp.	6.750%	6/1/21	152,345	153,488
	DISH DBS Corp.	5.875%	7/15/22	115,934	108,398
	DISH DBS Corp.	5.000%	3/15/23	43,776	37,757
	DISH DBS Corp.	5.875%	11/15/24	87,950	73,218
	DISH DBS Corp.	7.750%	7/1/26	106,630	92,768
	Embarq Corp.	7.995%	6/1/36	23,035	21,682
	Gannett Co. Inc.	6.375%	10/15/23	31,721	32,752
4	Gannett Co. Inc.	5.500%	9/15/24	11,145	11,229
4	Gray Television Inc.	5.125%	10/15/24	59,942	57,544
4	Gray Television Inc.	5.875%	7/15/26	38,675	37,708
	Lamar Media Corp.	5.750%	2/1/26	5,740	5,876
	Level 3 Financing Inc.	5.375%	8/15/22	75,480	75,763
	Level 3 Financing Inc.	5.625%	2/1/23	26,620	26,786
	Level 3 Financing Inc.	5.125%	5/1/23	36,380	35,925
	Liberty Interactive LLC	8.500%	7/15/29	42,553	45,532
	Liberty Interactive LLC	8.250%	2/1/30	126,903	135,469
	Netflix Inc.	5.500%	2/15/22	30,950	31,879
	Netflix Inc.	5.875%	2/15/25	46,935	47,991
	Netflix Inc.	4.375%	11/15/26	11,905	11,161
4	Numericable Group SA	6.000%	5/15/22	47,955	49,394
	Quebecor Media Inc.	5.750%	1/15/23	87,855	90,381
	Qwest Corp.	6.875%	9/15/33	25,162	23,747
	Sinclair Television Group Inc.	6.125%	10/1/22	6,795	6,922
4	Sinclair Television Group Inc.	5.625%	8/1/24	6,795	6,710
4	Sinclair Television Group Inc.	5.875%	3/15/26	90,410	89,054
4	Sinclair Television Group Inc.	5.125%	2/15/27	57,340	53,183
3,5,6	Sinclair Television Group Inc. Bank Loan	4.113%	12/12/24	4,850	4,840
3,5,6	Sinclair Television Group Inc. Bank Loan	4.113%	12/12/24	4,850	4,840
3,5,6	Sinclair Television Group Inc. Bank Loan	4.113%	12/12/24	48,090	47,994
4	Sirius XM Radio Inc.	4.625%	5/15/23	11,110	10,943
	Sprint Capital Corp.	6.875%	11/15/28	147,060	141,913
	Sprint Capital Corp.	8.750%	3/15/32	78,824	84,736
4	Sprint Communications Inc.	7.000%	3/1/20	73,700	76,464
	Sprint Communications Inc.	6.000%	11/15/22	10,595	10,727
	Sprint Corp.	7.875%	9/15/23	300,264	319,781
	Sprint Corp.	7.125%	6/15/24	70,886	72,835
	Sprint Corp.	7.625%	2/15/25	54,631	56,953
	T-Mobile USA Inc.	5.375%	4/15/27	102,055	100,524
	Telecom Italia Capital SA	6.375%	11/15/33	12,326	12,372
	Telecom Italia Capital SA	6.000%	9/30/34	33,530	33,111
	Telecom Italia Capital SA	7.721%	6/4/38	42,725	46,944
4	Telenet Finance Luxembourg Notes Sarl	5.500%	3/1/28	110,200	101,089
	Time Warner Cable LLC	5.875%	11/15/40	2,050	2,061
	Time Warner Cable LLC	5.500%	9/1/41	50,846	49,372
	Tribune Media Co.	5.875%	7/15/22	64,190	64,591
4	Univision Communications Inc.	5.125%	5/15/23	17,900	17,095
4	Univision Communications Inc.	5.125%	2/15/25	200,720	185,666
4	UPCB Finance IV Ltd.	5.375%	1/15/25	30,000	29,100

		91

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Viacom Inc.	5.875%	2/28/57	64,106	62,263
2	Viacom Inc.	6.250%	2/28/57	33,146	32,483
	Videotron Ltd.	5.000%	7/15/22	108,654	110,555
4	Videotron Ltd.	5.375%	6/15/24	8,633	8,914
4	Virgin Media Finance plc	6.375%	4/15/23	5,085	5,247
4	Virgin Media Finance plc	6.000%	10/15/24	56,000	54,600
4	Virgin Media Secured Finance plc	5.500%	1/15/25	22,325	21,655
4	Virgin Media Secured Finance plc	5.250%	1/15/26	82,210	77,277
4	Virgin Media Secured Finance plc	5.500%	8/15/26	10,225	9,675
4	VTR Finance BV	6.875%	1/15/24	88,555	90,769
4	WMG Acquisition Corp.	5.000%	8/1/23	25,381	25,096
4	WMG Acquisition Corp.	4.875%	11/1/24	37,336	36,589
4	WMG Acquisition Corp.	5.500%	4/15/26	81,404	80,590
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	104,300	106,777
	Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	55,032	56,958
4	Zayo Group LLC / Zayo Capital Inc.	5.750%	1/15/27	18,835	18,647
	Consumer Cyclical (9.4%)
4	1011778 BC ULC / New Red Finance Inc.	4.250%	5/15/24	61,725	58,716
4	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	88,290	84,648
4	Adient Global Holdings Ltd.	4.875%	8/15/26	149,047	136,378
4	APX Group Inc.	8.875%	12/1/22	134,375	134,711
3,5	Bass Pro Group, LLC. Bank Loan	7.077%	12/15/23	63,862	64,246
	Cedar Fair LP / Canada's Wonderland Co. / Magnum
	Management Corp. / Millennium Op	5.375%	4/15/27	27,005	26,465
	Cedar Fair LP / Canada's Wonderland Co. / Magnum
	Management Corp.	5.375%	6/1/24	25,675	25,803
4	CRC Escrow Issuer LLC / CRC Finco Inc.	5.250%	10/15/25	159,911	153,714
	Dana Holding Corp.	5.500%	12/15/24	34,460	33,771
	GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	14,310	14,560
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	60,235	60,988
	Goodyear Tire & Rubber Co.	5.000%	5/31/26	52,202	48,678
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	112,833	102,960
	Group 1 Automotive Inc.	5.000%	6/1/22	42,445	41,967
4	GW Honos Security Corp.	8.750%	5/15/25	48,615	48,676
4	Hanesbrands Inc.	4.625%	5/15/24	24,270	23,572
4	Hanesbrands Inc.	4.875%	5/15/26	24,510	23,744
	Hilton Domestic Operating Co. Inc.	4.250%	9/1/24	60,310	58,199
4	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	72,770	72,770
	Hilton Worldwide Finance LLC / Hilton Worldwide
	Finance Corp.	4.625%	4/1/25	105,130	102,502
	Hilton Worldwide Finance LLC / Hilton Worldwide
	Finance Corp.	4.875%	4/1/27	64,885	63,101
	KB Home	7.000%	12/15/21	7,810	8,240
	KB Home	7.500%	9/15/22	6,935	7,438
	KB Home	7.625%	5/15/23	41,775	44,699
4	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
	America LLC	5.000%	6/1/24	27,130	26,859
4	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
	America LLC	5.250%	6/1/26	29,156	28,719
4	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
	America LLC	4.750%	6/1/27	32,290	30,474
4	L Brands Inc.	6.694%	1/15/27	38,191	36,281
	L Brands Inc.	5.250%	2/1/28	42,804	37,561
	Lennar Corp.	4.125%	1/15/22	35,495	35,140
	Lennar Corp.	4.875%	12/15/23	19,825	19,775
	Lennar Corp.	4.500%	4/30/24	72,365	70,194
	Lennar Corp.	5.875%	11/15/24	4,860	5,018
	Lennar Corp.	5.250%	6/1/26	9,460	9,247
	Lennar Corp.	5.000%	6/15/27	42,955	40,592
4,7	LHMC Finco Sarl	6.250%	12/20/23	41,210	49,512
4	LHMC Finco Sarl	7.875%	12/20/23	59,200	59,496
	Meritage Homes Corp.	5.125%	6/6/27	17,560	16,243
	Neiman Marcus Group Inc.	7.125%	6/1/28	64,195	52,640

		92

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Penske Automotive Group Inc.	5.375%	12/1/24	37,070	36,329
4	PetSmart Inc.	5.875%	6/1/25	25,000	19,813
	PulteGroup Inc.	5.000%	1/15/27	4,315	4,056
	Service Corp. International	5.375%	1/15/22	27,630	27,906
	Service Corp. International	4.625%	12/15/27	13,735	13,048
4	Shea Homes LP / Shea Homes Funding Corp.	5.875%	4/1/23	14,550	14,441
4	Shea Homes LP / Shea Homes Funding Corp.	6.125%	4/1/25	14,550	14,441
	Toll Brothers Finance Corp.	4.875%	11/15/25	9,595	9,307
	Toll Brothers Finance Corp.	4.875%	3/15/27	68,200	64,449
	William Lyon Homes Inc.	7.000%	8/15/22	15,000	15,263
	William Lyon Homes Inc.	5.875%	1/31/25	48,230	45,336
	Consumer Noncyclical (12.2%)
	Aramark Services Inc.	5.125%	1/15/24	32,435	32,719
4	Aramark Services Inc.	5.000%	4/1/25	48,595	48,716
	Aramark Services Inc.	4.750%	6/1/26	19,420	18,886
4	Aramark Services Inc.	5.000%	2/1/28	47,085	45,319
4	Catalent Pharma Solutions Inc.	4.875%	1/15/26	15,140	14,837
4	Change Healthcare Holdings LLC / Change Healthcare
	Finance Inc.	5.750%	3/1/25	69,800	67,532
4	Charles River Laboratories International Inc.	5.500%	4/1/26	10,070	10,196
	CHS/Community Health Systems Inc.	5.125%	8/1/21	15,235	14,416
	CHS/Community Health Systems Inc.	6.875%	2/1/22	124,942	61,222
	CHS/Community Health Systems Inc.	6.250%	3/31/23	120,190	111,777
4	CHS/Community Health Systems Inc.	8.125%	6/30/24	47,651	39,193
4	Coty Inc.	6.500%	4/15/26	24,260	22,713
4,7	Darling Global Finance BV	3.625%	5/15/26	12,945	15,408
4,7	Diamond BC BV	5.625%	8/15/25	101,750	109,225
3,4	Endo Dac / Endo Finance LLC / Endo Finco Inc.	6.000%	2/1/25	79,855	63,884
4	Endo Finance LLC / Endo Ltd. / Endo Finco Inc.	6.000%	7/15/23	106,343	90,392
4,7	Energizer Gamma Acquisition BV	4.625%	7/15/26	45,080	53,807
4	Energizer Gamma Acquisition Inc.	6.375%	7/15/26	50,785	52,055
4	Envision Healthcare Corp.	5.125%	7/1/22	4,806	4,866
	Envision Healthcare Corp.	5.625%	7/15/22	9,474	9,687
	HCA Inc.	6.250%	2/15/21	23,130	24,084
	HCA Inc.	5.875%	3/15/22	60,405	63,425
	HCA Inc.	4.750%	5/1/23	72,500	73,316
	HCA Inc.	5.375%	2/1/25	49,375	49,992
	HCA Inc.	5.250%	4/15/25	45,000	46,013
	HCA Inc.	7.690%	6/15/25	4,510	4,984
	HCA Inc.	5.875%	2/15/26	64,000	66,160
	HCA Inc.	5.250%	6/15/26	31,895	32,373
4	Hologic Inc.	4.625%	2/1/28	18,855	17,794
4	inVentiv Group Holdings Inc/inVentiv Health
	Inc/inVentiv Health Clinical Inc.	7.500%	10/1/24	16,178	16,946
4	Kinetic Concepts Inc / KCI USA Inc.	7.875%	2/15/21	52,240	53,415
4	Lamb Weston Holdings Inc.	4.625%	11/1/24	34,870	34,216
4	Lamb Weston Holdings Inc.	4.875%	11/1/26	34,870	34,303
3,5	Lands' End, Inc. Bank Loan	5.322%	3/12/21	79,148	75,626
4	MEDNAX Inc.	5.250%	12/1/23	19,125	18,934
4	MPH Acquisition Holdings LLC	7.125%	6/1/24	53,485	55,223
4	Polaris Intermediate Corp.	8.500%	12/1/22	82,880	85,677
4	Post Holdings Inc.	5.500%	3/1/25	27,480	27,068
4	Post Holdings Inc.	5.000%	8/15/26	120,825	113,575
4	Post Holdings Inc.	5.750%	3/1/27	37,091	36,164
4	Post Holdings Inc.	5.625%	1/15/28	90,650	86,344
4	Quintiles IMS Inc.	5.000%	10/15/26	48,285	47,561
4	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	24,350	24,715
	Revlon Consumer Products Corp.	5.750%	2/15/21	19,165	14,757
	Revlon Consumer Products Corp.	6.250%	8/1/24	67,860	35,966
3,5	Revlon Consumer Products Corp. Bank Loan	5.577%	9/7/23	133	98
3,5	Revlon Consumer Products Corp. Bank Loan	5.577%	9/7/23	5,921	4,370
3,5	Revlon Consumer Products Corp. Bank Loan	5.577%	9/7/23	20,124	14,853
4	Sterigenics-Nordion Holdings LLC	6.500%	5/15/23	62,435	63,840

		93

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Sterigenics-Nordion Topco LLC	8.125%	11/1/21	24,400	24,705
	Tenet Healthcare Corp.	4.750%	6/1/20	16,875	17,086
	Tenet Healthcare Corp.	4.500%	4/1/21	42,147	42,147
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	106,081
	Tenet Healthcare Corp.	4.625%	7/15/24	9,660	9,358
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	73,031	71,221
4	TreeHouse Foods Inc.	6.000%	2/15/24	60,000	60,000
4	Valeant Pharmaceuticals International Inc.	6.500%	3/15/22	21,490	22,376
4	Valeant Pharmaceuticals International Inc.	7.000%	3/15/24	48,315	51,274
4	Valeant Pharmaceuticals International Inc.	5.500%	11/1/25	33,080	33,080
4	Valeant Pharmaceuticals International Inc.	9.000%	12/15/25	26,760	28,366
4	Valeant Pharmaceuticals International Inc.	9.250%	4/1/26	17,325	18,429
4	Valeant Pharmaceuticals International Inc.	8.500%	1/31/27	15,490	15,897
4	VRX Escrow Corp.	6.125%	4/15/25	154,710	144,654
4	West Street Merger Sub Inc.	6.375%	9/1/25	133,245	129,581
	Energy (12.7%)
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.625%	5/20/24	46,910	46,089
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.875%	8/20/26	46,910	45,855
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500%	5/20/25	20,635	19,913
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.750%	5/20/27	59,170	56,507
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	6.375%	5/1/24	44,365	47,127
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.250%	1/15/25	51,601	53,343
	Antero Resources Corp.	5.125%	12/1/22	48,330	48,572
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	43,385	43,493
	Chesapeake Energy Corp.	8.000%	6/15/27	100,395	102,654
	Continental Resources Inc.	5.000%	9/15/22	22,203	22,564
4	DCP Midstream LLC	5.350%	3/15/20	11,125	11,389
4	DCP Midstream Operating LP	4.750%	9/30/21	19,999	20,249
	DCP Midstream Operating LP	4.950%	4/1/22	45,799	46,371
	DCP Midstream Operating LP	3.875%	3/15/23	26,988	26,280
	DCP Midstream Operating LP	5.600%	4/1/44	26,895	25,685
	Diamondback Energy Inc.	4.750%	11/1/24	5,895	5,689
	Diamondback Energy Inc.	5.375%	5/31/25	47,860	47,860
	Energy Transfer Equity LP	7.500%	10/15/20	76,385	81,541
	Energy Transfer Equity LP	4.250%	3/15/23	84,735	82,511
	Energy Transfer Equity LP	5.875%	1/15/24	57,741	60,195
	Energy Transfer Equity LP	5.500%	6/1/27	106,236	108,892
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	82,009	74,833
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	1/15/22	16,317	14,563
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	6/15/23	26,720	23,046
	Laredo Petroleum Inc.	5.625%	1/15/22	69,522	69,435
	Laredo Petroleum Inc.	6.250%	3/15/23	70,158	70,509
	Matador Resources Co.	6.875%	4/15/23	102,250	107,362
4	MEG Energy Corp.	6.375%	1/30/23	30,650	27,585
4	MEG Energy Corp.	7.000%	3/31/24	47,348	42,732
4	MEG Energy Corp.	6.500%	1/15/25	97,700	96,234
	Newfield Exploration Co.	5.750%	1/30/22	10,890	11,353
	Newfield Exploration Co.	5.625%	7/1/24	13,045	13,697
4	NGPL PipeCo LLC	4.375%	8/15/22	13,995	13,995
4	NGPL PipeCo LLC	4.875%	8/15/27	16,650	16,650
4	Noble Holding International Ltd.	7.875%	2/1/26	15,185	15,565
4	Parsley Energy LLC / Parsley Finance Corp.	5.375%	1/15/25	47,585	47,228
4	Parsley Energy LLC / Parsley Finance Corp.	5.250%	8/15/25	6,810	6,725
	QEP Resources Inc.	6.800%	3/1/20	7,370	7,628
	QEP Resources Inc.	5.375%	10/1/22	42,485	43,122
	QEP Resources Inc.	5.250%	5/1/23	42,925	42,388
4	Rockies Express Pipeline LLC	7.500%	7/15/38	38,048	45,658
4	Rockies Express Pipeline LLC	6.875%	4/15/40	13,880	16,135
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	41,960	45,631
	SESI LLC	7.125%	12/15/21	34,425	35,113
	SESI LLC	7.750%	9/15/24	36,570	37,667
	SM Energy Co.	6.125%	11/15/22	30,015	30,765
	SM Energy Co.	6.500%	1/1/23	2,525	2,563

		94

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	SM Energy Co.	5.000%	1/15/24	69,110	66,518
	SM Energy Co.	5.625%	6/1/25	54,040	52,689
	SM Energy Co.	6.750%	9/15/26	17,855	18,212
4	Southern Star Central Corp.	5.125%	7/15/22	14,790	14,827
	Southwestern Energy Co.	6.200%	1/23/25	87,271	86,071
	Southwestern Energy Co.	7.750%	10/1/27	19,207	19,975
4	Sunoco LP / Sunoco Finance Corp.	5.500%	2/15/26	25,690	24,470
4	Sunoco LP / Sunoco Finance Corp.	5.875%	3/15/28	16,180	15,209
4	Tallgrass Energy Partners LP / Tallgrass Energy Finance
	Corp.	5.500%	1/15/28	59,770	59,919
2,4	Transocean Guardian Ltd.	5.875%	1/15/24	35,810	36,079
2,4	Transocean Phoenix 2 Ltd.	7.750%	10/15/24	17,259	18,252
2,4	Transocean Pontus Ltd.	6.125%	8/1/25	29,033	29,541
2,4	Transocean Proteus Ltd.	6.250%	12/1/24	22,806	23,091
4	Vine Oil & Gas LP / Vine Oil & Gas Finance Corp.	8.750%	4/15/23	62,530	58,153
	Weatherford International Ltd.	7.000%	3/15/38	17,963	14,505
	Weatherford International Ltd.	6.750%	9/15/40	67,387	53,573
	Weatherford International Ltd.	5.950%	4/15/42	57,093	42,249
	Whiting Petroleum Corp.	6.625%	1/15/26	106,234	109,952
	Williams Cos. Inc.	7.875%	9/1/21	14,740	16,343
	Williams Cos. Inc.	3.700%	1/15/23	50,730	49,652
	Williams Cos. Inc.	4.550%	6/24/24	52,152	53,586
	Williams Cos. Inc.	5.750%	6/24/44	41,255	44,040
	WPX Energy Inc.	6.000%	1/15/22	24,648	25,572
	WPX Energy Inc.	5.250%	9/15/24	112,100	111,259
	WPX Energy Inc.	5.750%	6/1/26	11,975	12,005
	Other Industrial (0.7%)
4	Brand Energy & Infrastructure Services Inc.	8.500%	7/15/25	104,430	106,519
3,5	HD Supply Waterworks Ltd. Bank Loan	5.211%	8/1/24	5,013	5,025
3,5	HD Supply Waterworks Ltd. Bank Loan	5.300%	8/1/24	4,421	4,432
4	KAR Auction Services Inc.	5.125%	6/1/25	44,780	43,549
	Technology (8.4%)
	Alcatel-Lucent USA Inc.	6.500%	1/15/28	56,315	58,427
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	88,452	90,884
4	Camelot Finance SA	7.875%	10/15/24	54,464	54,124
	CDK Global Inc.	5.875%	6/15/26	19,700	20,192
	CDK Global Inc.	4.875%	6/1/27	20,545	20,083
	CDW LLC / CDW Finance Corp.	5.000%	9/1/23	31,905	32,184
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	15,155	15,647
	CDW LLC / CDW Finance Corp.	5.000%	9/1/25	26,405	26,075
	Equinix Inc.	5.375%	4/1/23	20,864	21,386
	Equinix Inc.	5.875%	1/15/26	13,310	13,759
7	Equinix Inc.	2.875%	2/1/26	102,180	116,205
	Equinix Inc.	5.375%	5/15/27	47,030	47,383
4	First Data Corp.	5.375%	8/15/23	73,250	74,349
4	First Data Corp.	7.000%	12/1/23	170,875	178,778
4	First Data Corp.	5.000%	1/15/24	48,800	48,983
4	First Data Corp.	5.750%	1/15/24	131,820	134,786
3,5	First Data Corp. Bank Loan	4.069%	7/8/22	19,077	19,073
	Infor US Inc.	6.500%	5/15/22	97,200	98,415
	Iron Mountain Inc.	5.750%	8/15/24	30,304	30,039
4	Iron Mountain Inc.	4.875%	9/15/27	28,670	26,269
3,5	Microchip Technology Inc. Bank Loan	4.080%	5/24/25	36,050	36,140
4	MSCI Inc.	5.250%	11/15/24	12,975	13,234
4	MSCI Inc.	5.750%	8/15/25	51,525	53,715
4	MSCI Inc.	4.750%	8/1/26	18,330	18,101
	NCR Corp.	4.625%	2/15/21	47,305	46,595
	NCR Corp.	5.000%	7/15/22	20,000	19,700
	NCR Corp.	6.375%	12/15/23	15,145	15,429
	Nokia Oyj	4.375%	6/12/27	39,230	36,980
	Nokia Oyj	6.625%	5/15/39	117,400	123,563
4	Open Text Corp.	5.625%	1/15/23	34,150	35,004
4	Open Text Corp.	5.875%	6/1/26	46,495	47,774

		95

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Pitney Bowes Inc.	4.700%	4/1/23	65,515	58,718
4	Sensata Technologies BV	5.625%	11/1/24	19,290	19,941
4	Sensata Technologies BV	5.000%	10/1/25	52,750	52,618
4	Sensata Technologies UK Financing Co. plc	6.250%	2/15/26	49,705	52,004
3,5	SS&C Technologies Holdings Inc. Bank Loan	4.577%	4/16/25	22,313	22,379
3,5	SS&C Technologies Holdings Inc. Bank Loan	4.577%	4/16/25	58,172	58,344
4	Symantec Corp.	5.000%	4/15/25	66,150	65,258
4,8	Vantiv LLC / Vanity Issuer Corp.	3.875%	11/15/25	43,820	55,103
4	Vantiv LLC / Vanity Issuer Corp.	4.375%	11/15/25	36,025	33,998
	Transportation (0.8%)
4	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.125%	6/1/22	77,088	76,124
	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.500%	4/1/23	69,036	67,655
4	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	6.375%	4/1/24	24,490	24,184
4	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.250%	3/15/25	11,070	10,240
					18,925,329
Utilities (1.5%)
	Electric (1.5%)
	AES Corp.	4.500%	3/15/23	44,805	44,693
	AES Corp.	4.875%	5/15/23	25,000	25,156
	AES Corp.	5.500%	4/15/25	5,475	5,571
	AES Corp.	6.000%	5/15/26	920	961
	AES Corp.	5.125%	9/1/27	58,610	59,196
4	NextEra Energy Operating Partners LP	4.250%	9/15/24	22,350	21,568
4	NextEra Energy Operating Partners LP	4.500%	9/15/27	24,185	22,764
	NRG Energy Inc.	6.250%	7/15/22	49,845	51,403
	NRG Energy Inc.	6.250%	5/1/24	76,640	78,939
	NRG Energy Inc.	7.250%	5/15/26	47,920	51,035

					361,286

Total Corporate Bonds (Cost $22,132,717)					21,814,150

Sovereign Bonds (0.2%)
4	DAE Funding LLC	4.500%	8/1/22	28,790	28,358
4	DAE Funding LLC	5.000%	8/1/24	29,605	29,161

Total Sovereign Bonds (Cost $58,395)					57,519

				Shares

Preferred Stocks (0.5%)

	GMAC Capital Trust I Pfd. (Cost $123,777)	8.099%		4,743,200	125,979

Common Stocks (0.2%)
Utilities (0.2%)
§	Homer City Generation LP (Cost $41,520)			2,020,431	41,520

				Face
			Maturity	Amount
		Coupon	Date	($000

Temporary Cash Investments (2.9%)
Repurchase Agreements (2.9%)
	Bank of America Securities, LLC (Dated 7/31/18,
	Repurchase Value $23,301,000, collateralized by
	Federal Home Loan Mortgage Corp. 3.000%, 3/1/48,
	and Federal National Mortgage Assn. 4.000%, 7/1/47,
	with a value of $23,766,000)	1.930%	8/1/18	23,300	23,300

		96

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000	($000)
Bank of Montreal (Dated 7/31/18, Repurchase Value
$100,005,000, collateralized by U.S. Treasury Bill
0.000%, 5/23/19, and U.S. Treasury Note/Bond
1.375%-3.625%, 8/31/19-5/15/46, with a value of
$102,000,000)	1.900%	8/1/18	100,000	100,000
JP Morgan Securities LLC (Dated 7/31/18, Repurchase
Value $347,118,000, collateralized by U.S. Treasury
Bill 0.000%, 1/10/19-3/28/19, with a value of
$354,046,000)	1.900%	8/1/18	347,100	347,100
RBC Capital Markets LLC (Dated 7/31/18, Repurchase
Value $175,809,000, collateralized by Federal Home
Loan Mortgage Corp. 2.500%-4.500%, 2/1/30-4/1/48,
Federal National Mortgage Assn. 2.301%-5.500%,
7/1/21-7/1/48, and Government National Mortgage
Assn. 2.500%-3.000%, 8/20/44-10/20/46, with a
value of $179,316,000)	1.900%	8/1/18	175,800	175,800
TD Securities (USA) LLC (Dated 7/31/18, Repurchase
Value $48,203,000, collateralized by Federal National
Mortgage Assn. 3.500%, 12/1/47, with a value of
$49,164,000)	1.910%	8/1/18	48,200	48,200

Total Temporary Cash Investments (Cost $694,400)				694,400

Total Investments (99.7%) (Cost $23,922,682)				23,604,174
Other Assets and Liabilities—Net (0.3%)				67,318

Net Assets (100%)				23,671,492

§ Security value determined using significant unobservable inputs.
1 Securities with a value of $33,906,000 have been segregated as initial margin for open cleared swap contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2018, the aggregate value of these securities was $9,302,478,000, representing 39.3% of net assets.
5 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2018, the aggregate value of these securities was
$685,960,000, representing 2.9% of net assets.
6 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2018.
7 Face amount denominated in euro.
8 Face amount denominated in British pounds.
9 Scheduled principal and interest payments are guaranteed by bank letter of credit.

97

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA392 092018

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: September 13, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: September 13, 2018
VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: September 13, 2018

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018; see file Number
33-32216, Incorporated by Reference.